UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-6618

FIRST INVESTORS EQUITY FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
Foresters Investment Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2017

Item 1. Reports to Stockholders

The annual report to stockholders follows

Foresters Financial | First Investors Funds

## Income Funds

- Balanced Income
- Floating Rate
- Fund For Income
- Government
- Government Cash Management
- International Opportunities Bond
- Investment Grade
- Limited Duration High Quality Bond
- Strategic Income

## Equity Funds

**Annual Report** **September 30, 2017**

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Government Cash Management Fund* seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results. There is no guarantee that a Fund’s investment objective will be achieved.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

* Effective October 3, 2016, the Cash Management Fund changed its name to the Government Cash Management Fund.

Foresters FinancialTM and ForestersTM are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Managers’ Letter
BALANCED INCOME FUND

Dear Investor:

This is the annual report for the First Investors Balanced Income Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 5.11% for Class A shares, 5.42% for Advisor Class shares and 5.46% for Institutional Class shares, including dividends of 23.0 cents per share for Class A shares, 24.3 cents per share for Advisor Class shares and 25.7 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 0.9 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July

1

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

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International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

3

Portfolio Managers’ Letter (continued)
BALANCED INCOME FUND

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund—Bonds

During the review period, the Fund had average bond and cash allocations of 57.6% and 9.5%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 41.8%, followed by mortgage-backed securities at 10.2%, U.S. government securities at 3.1%, and high yield bonds at 2.5%.

The Fund’s fixed income holdings returned 2.22%, outperforming the 1.47% return of its benchmark, the The BofA Merrill Lynch US Broad Market Index. The Fund’s overweight in corporate bonds was a positive contributor to performance. As well, the Fund typically holds longer-maturity bonds to meet its income objective. During the review period, longer-maturity bonds outperformed the broad bond market. Lastly, the Fund’s high yield allocation was a positive contributor as high yield was the best performing sector of the U.S. bond market.

The Fund—Equities

During the past year, the Fund’s results were driven by a generally favorable market backdrop characterized by extreme low volatility—a near repeat of last year, as the past 12 months witnessed no major corrections, nor hardly any memorable one day advances.

Absolute performance of the Fund was positive, but relative returns lagged and were reflective of the challenges of implementing the strategy during the period under review. The Fund emphasizes high dividend yield as the key determinant, and follows a disciplined growth-at-a-reasonable price, and a catalyst-focused investment process seeking out exceptional long-term total return.

As of period end, the Fund’s investments reflected a 3.2% dividend yield, well above the 1.9% yield of the S&P 500 Index. Among market capitalization segments, the Fund had allocated 65% of its holdings to large-cap, 15% to mid-cap and 20% to small-cap stocks (ranges defined by Lipper) as of September 30, 2017. Among key contributors to performance among sectors were: Industrial, Healthcare and Technology, which

4

represented bright spots for the Fund contributing most to return, aided by overweights and solid stock selection. Investments in the Financials, Consumer Discretionary, Materials and Real Estate sectors lagged, as stock selection hurt overall relative performance.

Among notable performing individual investments, within Industrials: long-time holding and small-cap Triton International, the leading lessor of ocean-going shipping containers rallied 170% on improved pricing and global trade activity and market share gains versus competitors. Additionally, shares of defense contractor Lockheed Martin rose 33%, on renewed global tensions and increased procurement of additional defense needs globally. Industrial conglomerates 3M Cos, and Honeywell also contributed +19% and +22% respectively on strong earnings performance. Within Healthcare, strong pharmaceutical results from leading arthritis drug Humira buoyed AbbVie, which returned +46% for the year. Within Technology, global leaders, Apple Computer (+39%), Microsoft (+32%) and Western Digital (+51%) rallied strongly reflecting solid smartphone innovation as well as a rebound in enterprise computing and semiconductor spending.

Among laggards, stock selection within the Consumer Discretionary and Real Estate sectors were the major disappointments for review period. Among Consumer names, shares of women’s retailer L Brands dropped 41% on weak lingerie sales at their flagship Victoria’s Secret chain, and a restructuring of product offerings and exiting mail order hurt sales and profits. Within Real Estate, shares of strip mall operator Brixmor Property Group declined 29% and Tanger Factory Outlets dropped 35%, as worries of proliferating Internet shopping via Amazon.com and weakened grocery chain and general retail traffic impacted investor valuations of this sector. Additionally, large-cap communications chip maker Qualcomm dropped 21%, as its legal dispute with Apple Computer over royalties due for its cellphone chip continued to mount and remained unresolved.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

5

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares and, under certain circumstances when a Class A load was waived, on Class A shares); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1) (on Class A and Class B shares only); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2017, and held for the entire six-month period ended September 30, 2017. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads) or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

6

Fund Expenses (unaudited)
BALANCED INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.15%
Actual		$1,000.00	$1,042.60	$5.89
Hypothetical**		$1,000.00	$1,019.30	$5.82
Advisor Class Shares	0.82%
Actual		$1,000.00	$1,054.19	$4.22
Hypothetical**		$1,000.00	$1,020.96	$4.15
Institutional Class Shares	0.69%
Actual		$1,000.00	$1,054.57	$3.55
Hypothetical**		$1,000.00	$1,021.61	$3.50

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

7

Cumulative Performance Information (unaudited)
BALANCED INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Balanced Income Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 10/1/15 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic

8

economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.47% and 3.95%, respectively and the S.E.C. 30-Day Yield for September 2017 would have been 0.31%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 5.09% and 6.46%, respectively and the S.E.C. 30-Day Yield for September 2017 would have been 0.57%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 4.99% and 5.83%, respectively and the S.E.C. 30-Day Yield for September 2017 would have been 0.75%.

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/1/15 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2017.

9

Portfolio of Investments
BALANCED INCOME FUND
September 30, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—43.6%
	Aerospace/Defense—.4%
$200M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	$ 207,207
	Automotive—1.1%
500M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	502,048
	Chemicals—1.1%
200M	Agrium, Inc., 3.375%, 3/15/2025	201,539
300M	Dow Chemical Co., 3.5%, 10/1/2024	309,862
		511,401
	Consumer Non-Durables—.9%
400M	Newell Brands, Inc., 4.2%, 4/1/2026	421,656
	Energy—4.2%
500M	BP Capital Markets, PLC, 3.216%, 11/28/2023	512,620
300M	Magellan Midstream Partners, LP, 5%, 3/1/2026	334,361
465M	Marathon Oil Corp., 3.85%, 6/1/2025	462,518
500M	Valero Energy Corp., 6.625%, 6/15/2037	632,756
		1,942,255
	Financial Services—4.1%
300M	American International Group, Inc., 3.75%, 7/10/2025	310,318
200M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	218,241
500M	Ford Motor Credit Co., LLC, 2.875%, 10/1/2018	505,156
300M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	326,840
300M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	326,211
250M	Key Bank NA, 3.4%, 5/20/2026	249,252
		1,936,018
	Financials—10.4%
	Bank of America Corp.:
500M	4.1%, 7/24/2023	533,096
400M	5.875%, 2/7/2042	514,562
400M	Capital One Financial Corp., 3.75%, 4/24/2024	413,667
500M	Citigroup, Inc., 3.7%, 1/12/2026	513,545
200M	Deutsche Bank AG, 3.7%, 5/30/2024	203,183
500M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	518,679
	JPMorgan Chase & Co.:
300M	3.54%, 5/1/2028	303,101
100M	6.4%, 5/15/2038	133,489

10

Principal
Amount	Security	Value
	Financials (continued)
	Morgan Stanley:
$100M	5.5%, 7/28/2021	$ 111,020
500M	4%, 7/23/2025	527,663
	U.S. Bancorp:
200M	3.6%, 9/11/2024	208,239
200M	3.1%, 4/27/2026	199,288
300M	Visa, Inc., 3.15%, 12/14/2025	307,675
300M	Wells Fargo & Co., 5.606%, 1/15/2044	363,945
		4,851,152
	Food/Beverage/Tobacco—1.9%
	Anheuser-Busch InBev Finance, Inc.:
100M	3.65%, 2/1/2026	103,632
200M	4.7%, 2/1/2036	221,187
100M	4.9%, 2/1/2046	113,407
500M	PepsiCo, Inc., 3.45%, 10/6/2046	475,676
		913,902
	Food/Drug—.9%
400M	CVS Health Corp., 3.875%, 7/20/2025	417,887
	Information Technology—2.0%
200M	Apple, Inc., 2.5%, 2/9/2025	196,921
300M	Microsoft Corp., 3.7%, 8/8/2046	303,329
	Oracle Corp.:
100M	2.95%, 5/15/2025	100,939
350M	2.65%, 7/15/2026	344,196
		945,385
	Media-Broadcasting—.7%
300M	Comcast Corp., 4.25%, 1/15/2033	323,145
	Media-Diversified—.4%
200M	Time Warner, Inc., 3.6%, 7/15/2025	201,043
	Real Estate—6.8%
300M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	306,176
450M	Boston Properties, LP, 2.75%, 10/1/2026	425,359
200M	ERP Operating, LP, 3.375%, 6/1/2025	204,518
300M	Essex Portfolio, LP, 3.875%, 5/1/2024	312,352
300M	Prologis, LP, 3.75%, 11/1/2025	314,479
500M	Realty Income Corp., 3.25%, 10/15/2022	512,394

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Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2017

Principal
Amount or
Shares	Security	Value
	Real Estate (continued)
$200M	Simon Property Group, LP, 3.375%, 10/1/2024	$ 204,771
500M	Tanger Properties, LP, 3.125%, 9/1/2026	470,611
400M	Welltower, Inc., 4%, 6/1/2025	417,677
		3,168,337
	Retail-General Merchandise—2.8%
	Amazon.com, Inc.:
200M	4.8%, 12/5/2034	227,212
400M	4.05%, 8/22/2047 (a)	409,408
500M	Home Depot, Inc., 5.875%, 12/16/2036	650,674
		1,287,294
	Telecommunications—1.1%
200M	AT&T, Inc., 5.15%, 3/15/2042	202,837
300M	Verizon Communications, Inc., 4.272%, 1/15/2036	295,647
		498,484
	Transportation—2.1%
400M	Burlington Northern Santa Fe, LLC, 5.15%, 9/1/2043	477,052
200M	Cummins, Inc., 4.875%, 10/1/2043	230,191
300M	Southwest Airlines Co., 3%, 11/15/2026	293,598
		1,000,841
	Utilities—2.7%
200M	Dominion Resources, Inc., 3.9%, 10/1/2025	208,811
200M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	213,849
500M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	519,883
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	100,406
200M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	235,906
		1,278,855
Total Value of Corporate Bonds (cost $20,262,492)		20,406,910
	COMMON STOCKS—38.5%
	Consumer Discretionary—3.9%
4,400	Acushnet Holdings Corp.	78,144
341	Adient, PLC	28,640
4,100	Coach, Inc.	165,148
7,100	DSW, Inc. – Class “A”	152,508
3,400	Ford Motor Co.	40,698
2,500	HSN, Inc.	97,625

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Shares		Security	Value
		Consumer Discretionary (continued)
3,500		L Brands, Inc.	$ 145,635
1,100		Newell Brands, Inc.	46,937
3,900		Nordstrom, Inc.	183,885
8,200		Regal Entertainment Group – Class “A”	131,200
3,800		Tupperware Brands Corp.	234,916
650		Whirlpool Corp.	119,886
3,100		Williams-Sonoma, Inc.	154,566
2,200		Wyndham Worldwide Corp.	231,902
			1,811,690
		Consumer Staples—5.6%
7,100		Altria Group, Inc.	450,282
5,700		B&G Foods, Inc.	181,545
4,300		Coca-Cola Co.	193,543
8,500		Koninklijke Ahold Delhaize NV (ADR)	158,695
2,100		Nu Skin Enterprises, Inc. – Class “A”	129,108
3,300		PepsiCo, Inc.	367,719
5,000		Philip Morris International, Inc.	555,050
1,800		Procter & Gamble Co.	163,764
3,500		Sysco Corp.	188,825
3,100		Wal-Mart Stores, Inc.	242,234
			2,630,765
		Energy—2.1%
800		Chevron Corp.	94,000
1,550		ExxonMobil Corp.	127,069
3,400		Marathon Petroleum Corp.	190,672
850		Occidental Petroleum Corp.	54,578
3,400		PBF Energy, Inc. – Class “A”	93,874
800		Phillips 66	73,288
2,200		Royal Dutch Shell, PLC – Class “A” (ADR)	133,276
750		Schlumberger, Ltd.	52,320
4,400		Suncor Energy, Inc.	154,132
			973,209
		Financials—4.8%
2,000		Ameriprise Financial, Inc.	297,020
3,100		Berkshire Hills Bancorp, Inc.	120,125
327	*	Brighthouse Financial, Inc.	19,882
1,300		Chubb, Ltd.	185,315
3,700		Discover Financial Services	238,576

13

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2017

Shares		Security	Value
		Financials (continued)
3,300		Hamilton Lane, Inc. – Class “A”	$ 88,605
3,300		JPMorgan Chase & Co.	315,183
3,600		MetLife, Inc.	187,020
1,700		PNC Financial Services Group, Inc.	229,109
4,600		U.S. Bancorp	246,514
8,300		Waddell & Reed Financial, Inc. – Class “A”	166,581
2,600		Wells Fargo & Co.	143,390
			2,237,320
		Health Care—5.2%
5,800		Abbott Laboratories	309,488
5,500		AbbVie, Inc.	488,730
6,800		GlaxoSmithKline, PLC (ADR)	276,080
3,300		Johnson & Johnson	429,033
6,100		Koninklijke Philips NV (ADR)	251,320
4,100		Merck & Co., Inc.	262,523
12,000		Pfizer, Inc.	428,400
			2,445,574
		Industrials—4.8%
1,900		3M Co.	398,810
8,900		General Electric Co.	215,202
2,200		Honeywell International, Inc.	311,828
5,264		Johnson Controls International, PLC	212,087
1,400		Lockheed Martin Corp.	434,406
3,900		Mobile Mini, Inc.	134,355
12,100	*	Triton International, Ltd.	402,688
1,300		United Technologies Corp.	150,904
			2,260,280
		Information Technology—5.3%
3,300		Apple, Inc.	508,596
9,800		Cisco Systems, Inc.	329,574
4,600		Intel Corp.	175,168
6,400		Maxim Integrated Products, Inc.	305,344
7,300		Microsoft Corp.	543,777
4,900		QUALCOMM, Inc.	254,016
8,200		Travelport Worldwide, Ltd.	128,740
2,900		Western Digital Corp.	250,560
			2,495,775

14

Shares or
Principal
Amount	Security	Value
	Materials—1.1%
4,000	International Paper Co.	$ 227,280
1,150	Praxair, Inc.	160,701
2,200	RPM International, Inc.	112,948
		500,929
	Real Estate—2.1%
12,200	Brixmor Property Group, Inc. (REIT)	229,360
4,600	Chesapeake Lodging Trust (REIT)	124,062
6,604	RLJ Lodging Trust (REIT)	145,288
8,700	Tanger Factory Outlet Centers, Inc. (REIT)	212,454
5,500	Urstadt Biddle Properties, Inc. – Class “A” (REIT)	119,350
9,400	Whitestone REIT (REIT)	122,670
		953,184
	Telecommunication Services—1.4%
8,700	AT&T, Inc.	340,779
5,800	Verizon Communications, Inc.	287,042
		627,821
	Utilities—2.2%
2,900	Black Hills Corp.	199,723
3,500	Duke Energy Corp.	293,720
4,400	Exelon Corp.	165,748
6,200	NiSource, Inc.	158,658
1,500	SCANA Corp.	72,735
2,500	WEC Energy Group, Inc.	156,950
		1,047,534
Total Value of Common Stocks (cost $16,194,858)		17,984,081
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—5.1%
	Fannie Mae:
$ 961M	3.5%, 9/1/2045 – 11/1/2046	992,631
1,003M	4%, 11/1/2045 – 7/1/2046	1,058,836
240M	4.5%, 1/1/2047	257,487
64M	5%, 8/1/2039	70,016
Total Value of Residential Mortgage-Backed Securities (cost $2,383,230)		2,378,970

15

Portfolio of Investments (continued)
BALANCED INCOME FUND
September 30, 2017

Shares or
Principal
Amount	Security	Value
	Exchange Traded Funds—2.5%
13,250	iShares iBoxx USD High Yield Corporate Bond ETF (ETF)
	(cost $1,122,628)	$ 1,176,070
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—7.5%
	Federal Home Loan Bank:
$500M	1.005%, 10/17/2017	499,796
750M	1.015%, 10/19/2017	749,652
750M	1.02%, 10/20/2017	749,632
750M	1.021%, 10/27/2017	749,489
500M	1.015%, 11/6/2017	499,519
250M	1.025%, 11/9/2017	249,739
Total Value of Short-Term U.S. Government Agency Obligations (cost $3,497,653)		3,497,827
Total Value of Investments (cost $43,460,861)	97.2%	45,443,858
Other Assets, Less Liabilities	2.8	1,316,392
Net Assets	100.0%	$46,760,250

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

Futures contracts outstanding at September 30, 2017:

				Value at
Number of			Value at	September 30,	Unrealized
Contracts	Type	Expiration	Trade Date	2017	Appreciation
5	5 Year U.S.	Dec. 2017	$ 591,719	$ 595,874	$ 4,155
	Treasury Note
19	10 Year U.S.	Dec. 2017	2,406,023	2,430,868	24,845
	Treasury Note
7	U.S. Treasury	Dec. 2017	1,086,750	1,103,724	16,974
	Long Bond
(Premium received $394)					$45,974

16

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,406,910	$—	$20,406,910
Common Stocks	17,984,081	—	—	17,984,081
Residential Mortgage-Backed
Securities	—	2,378,970	—	2,378,970
Exchange Traded Funds	1,176,070	—	—	1,176,070
Short-Term U.S. Government
Agency Obligations	—	3,497,827	—	3,497,827
Total Investments in Securities*	$19,160,151	$26,283,707	$—	$45,443,858

Other Assets
Futures Contracts	$46,368	$—	$—	$46,368

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	17

Portfolio Manager’s Letter
FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 3.47% for Class A shares, 3.70% for Advisor Class shares and 3.87% for Institutional Class shares, including dividends of 31.0 cents per share on Class A shares, 32.2 cents per share on Advisor Class shares and 33.7 cents per share on Institutional Class shares.

The Market

Historically, over time, returns in the U.S. loan market come from the market’s coupon-derived yield—that is, most gains come from the steady collection of contractual obligations paid by corporate borrowers to their investors. Results from year to year, of course, may vary more widely. In 2017, the U.S. senior loan market represented by this Fund’s combined benchmarks over the period (the JP Morgan BB/B Leveraged Loan Index and the Credit Suisse Leveraged Loan Index, 6 months each) delivered investors a total return of 4.43%. In this positive return environment, the Fund delivered gains, but slightly underperformed its blended benchmark, gross of fees, over the year. Specifically, the Fund slightly lagged the broad market during the first half of its fiscal year, but has outperformed more recently.

Loans performed at a level just above coupon in this Fund’s fiscal year by delivering attractive returns in each quarter. Just June and August 2017 saw slight market declines (–0.06% and –0.14%, respectively)—each triggered by the setting in of some market uncertainty with regard to future interest rate increases. Loans offer floating rate coupons which increase as short-term interest rates increase. As a result, loans tend to be most strongly sought after by investors who anticipate a rising interest rate environment. As the pace of increase appeared to be slowing—and as new issuance continued unabated—these months saw a little less demand from investors amidst increasing loan supply. Both of these pauses were more-than-fully recovered by the loan market in the following month. Loan market corrections were shallow and short, as institutional buyers with cash on the sidelines moved into the market quickly when prices have fell and yields increased to levels more competitive with high-yield bonds.

We believe that the market remains fundamentally attractive to many investors—despite a slowing in interest rate increases—for the following reasons:

1.) The asset class boasts a contractual yield level which remains competitive with many other global market opportunities. As of September 30, 2017, the benchmark loan market offers an average current yield of about 5%.

2.) Further, as noted above, the floating rate nature of these instruments protects (and increases) yield as interest rates rise, thereby protecting the underlying price of the loan itself. This differs from traditional fixed-coupon investments in which rising rates can lead to price decreases.

18

3.) Most companies borrowing in the loan market today appear to have fundamentally healthy balance sheets at this time. Default rates for loans are below 1% per annum and are, therefore, below long-term average rates. Further, loans are typically “senior” in a company’s capital structure, giving them a high or even first claim on a company’s assets in the case of default. This has led historically to higher investor recovery rates than investors have had in similarly rated high-yield bonds. Loan prices, overall, are historically less volatile than high-yield bond prices—both to the downside and, we note, the upside.

4.) Generally positive, measured growth in the U.S. economy appears to now be leading the appearance of growth increases globally, yet inflation continues to remain in check. Growth, coupled with mild inflation, tends to favor borrowers who get to pay back the money they have borrowed with money that is worth just a little less. U.S. companies borrowing by issuing loans become “price setters” for the goods and services they produce in a growth environment, helping to secure cash flow.

In this generally benign environment then, loans have largely delivered the yield for which investors buy them, with little price volatility and few true surprises. Sometimes, little news is also “good” news.

The Fund

In April 2017, the Fund switched benchmarks to the current Credit Suisse Index, reflecting a modest, but we believe important and productive, repositioning of the Fund’s portfolio commenced at this time. The repositioning was designed to make the Fund more aligned with market opportunities, while still retaining key core disciplines around risk management, diversification, and individual credit analysis. A portion of the portfolio was transitioned from the BB-rated segment of the market to the lower-rated B segment of the market. In addition, the Fund’s minority high-yield allocation, typically less than 10% of the portfolio, has been managed more dynamically with choices that emphasize yield. Results of this effort have been promising, with the portfolio outperforming the market since its transition.

From an industry perspective, the Fund’s most significant gains over the period under review came in the Healthcare and Industrial sectors. The portfolio’s largest consistent commitments over the period were Media and Telecommunications (particularly in the second half of the year), plus Technology—where we were under-risked compared to the market from a ratings and concentration perspective—and Food and Beverages. We note just a small decline in the Retail sector, where our underweighting and under-risking versus the market have helped preserve capital as online retail encroaches on the profitability of traditional models. The Fund has used a strong new issue environment extensively this summer to add loans we believe are priced attractively relative to the market. Most recently, we have added in Consumer Products and Transportation.

19

Portfolio Manager’s Letter (continued)
FLOATING RATE FUND

Outlook

Going forward, the Fund remains modestly overweight B-rated credits versus higher-rated BB credits. The portfolio is positioned well with yields and spreads competitive with those of the benchmark, reflecting our constructive view of fundamental and technical factors as described earlier in this letter.

On balance, market and economic data has been rather positive these last few weeks leading up to the end of the period under review. Global economic data is increasingly positive and largely synchronized and risk-assets have been outperforming. Within global corporate credit, the default outlook is generally benign, impending debt maturities are limited, and spreads are tightening across almost all segments of the global corporate credit market. Within corporate credit asset classes, we see less investor differentiation and volatility remains contained. On the one hand, this makes sense, given positive economic data.

On the other hand, valuations are beginning to indicate a complacency settling into the markets. We are carefully monitoring our portfolios and remain wary in assuming greater risk. While we could certainly see spreads trade-range bound for several years, it is important for investors to be vigilant. The recent default by the U.S. high-yield toy retailer, Toys”R”US, highlights the dangers of complacency. Just the day before the company defaulted, Toys”R”US bonds were trading in the $90s. In the last few days of September, they were trading in the $20-to-$30 range, a large decline in a matter of days. We believe an emphasis on bottom-up fundamental credit research can help reduce exposure to these types of problems. Even “good” markets require serious work.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

20

Fund Expenses (unaudited)
FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.10%
Actual		$1,000.00	$1,020.44	$5.57
Hypothetical**		$1,000.00	$1,019.55	$5.57
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,036.98	$4.60
Hypothetical**		$1,000.00	$1,020.56	$4.56
Institutional Class Shares	0.70%
Actual		$1,000.00	$1,038.66	$3.58
Hypothetical**		$1,000.00	$1,021.56	$3.55

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

21

Cumulative Performance Information (unaudited)
FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares), The Credit Suisse Leveraged Loan Index† and the J.P. Morgan BB/B Leveraged Loan Index.

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with theoretical investments in the Credit Suisse Leveraged Loan Index and the J.P. Morgan BB/B Leveraged Loan Index (the “Indices”). The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans included in the index must be issued from companies in developed countries, rated below investment grade by at least one ratings provider, and be fully funded term loans with a remaining term of at least one year. The J.P. Morgan BB/B Leveraged Loan Index is a subset of the J.P. Morgan Leveraged Loan Index, which is designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes U.S. dollar-denominated institutional term loans and fully funded delayed draw term loans which have

22

high yield ratings. However, the most aggressively rated loans and non-rated loans are excluded. Loans can be rated as high as Baa1 and as low as BB3 by Moody’s and also as high as BBB+ and as low as B- by Standard & Poor’s. A loan with the highest allowable rating from each agency will only be included if the company’s overall rating is below investment grade. Loans must be issued by companies domiciled in a developed market, and defaulted loans may remain in the Index only if they remain current on loan obligation payments throughout the default process. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.5% and assume the current sales charge of 2.5% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 0.71% and 1.16%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 0.89%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 3.68% and 2.26%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 1.27%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 3.76% and 2.28%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 1.38%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Credit Suisse and J.P. Morgan and all other figures are from Foresters Investment Management Company, Inc.

† During the fiscal year, the fund changed its primary broad-based index to the Credit Suisse Leveraged Loan Index since it more closely reflects the Fund’s investment strategy. After this fiscal year we will not show a comparison to the J.P. Morgan BB/B Leveraged Loan Index.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2017.

23

Portfolio of Investments
FLOATING RATE FUND
September 30, 2017

Principal
Amount	Security	Value
	LOAN PARTICIPATIONS†—92.7%
	Aerospace/Defense—.9%
	TransDigm, Inc.:
$ 346M	4.2675%, 5/14/2022	$ 347,046
1,349M	4.2566%, 2/28/2020	1,352,765
		1,699,811
	Automotive—3.8%
	DexKo Global, Inc.:
3,000M	5.3125%, 7/12/2024	3,030,945
500M	9.5625%, 7/11/2025	502,500
836M	Key Safety Systems, Inc., 5.82%, 8/29/2021	842,456
1,072M	Superior Industries International, Inc., 5.7356%, 3/22/2024	1,058,832
	Truck Hero, Inc.:
1,097M	5.3261%, 5/16/2024	1,095,193
500M	9.5761%, 5/16/2025	499,063
		7,028,989
	Chemicals—4.8%
863M	A. Schulman, Inc., 4.49%, 6/1/2022	866,451
1,500M	Archroma Finance Sarl, 4.25%, 7/11/2024 (b)	1,507,500
3,000M	Avantor Performance Materials Holdings, Inc., 5%, 9/22/2024 (b)	3,007,770
284M	ColourOz Investment 1, LLC, 4%, 9/7/2021 (b)	280,055
1,716M	ColourOz Investment 2, LLC, 4%, 9/7/2021 (b)	1,681,953
660M	Methanol Holdings Trinidad Ltd, 4.735%, 6/30/2022	664,761
950M	Venator Finance Sarl, 4.3119%, 6/29/2024	955,344
		8,963,834
	Consumer Durables—.8%
1,400M	Traeger Grills TGP Holdings III, LLC, 6%, 9/21/2024 (b)	1,408,750
	Consumer Non-Durables—1.5%
1,575M	Kronos Acquisiton Intermediate, Inc., 5.7367%, 8/26/2022	1,592,963
1,224M	Reynolds Group Holdings, Inc., 4.235%, 2/5/2023	1,229,656
		2,822,619

24

Principal
Amount	Security	Value
	Energy—1.8%
	Granite Acquisition, Inc.:
$ 841M	5.2964%, 12/17/2021	$ 847,995
38M	5.3328%, 12/17/2021	38,253
925M	Jonah Energy, LLC, 9.75%, 5/12/2021	925,291
623M	Summit Midstream Partners Holdings, LLC, 7.235%, 5/16/2022	632,789
1,000M	Ultra Resources, Inc., 4.3091%, 4/5/2024	1,000,000
		3,444,328
	Financial Services—6.4%
2,736M	Alliant Holdings Intermediate, LLC, 4.5639%, 8/12/2022	2,750,052
1,919M	EIG Investors Corp., 5.3178%, 2/9/2023	1,942,106
2,736M	NFP Corp., 4.735%, 1/8/2024	2,760,157
	USI Holdings Corp.:
1,325M	3%, 5/16/2024 (b)	1,319,481
3,250M	4.3142%, 4/5/2024	3,245,271
		12,017,067
	Financials—4.0%
2,000M	AssuredPartners, Inc., 3.5%, 10/22/2024 (b)	2,007,080
998M	Geronimo Intermediate Parent, Inc., 4.485%, 6/26/2022	1,007,475
1,840M	Jaguar Holding Co. I, LLC, 4.0365%, 8/18/2022	1,852,751
1,012M	Lightstone Holdco, LLC, 5.7385%, 1/30/2024	1,009,488
	Telenet Financing USD, LLC:
1,225M	3.9844%, 6/2/2025	1,230,145
375M	3.9844%, 6/30/2025	376,575
		7,483,514
	Food/Beverage/Tobacco—2.8%
1,067M	Chobani, LLC, 5.485%, 10/9/2023	1,077,191
2,593M	Coveris Holdings SA, 5.5828%, 6/26/2022	2,578,714
900M	Post Holdings, Inc., 3.49%, 5/16/2024	903,096
700M	Refresco Group NV, 2.75%, 9/27/2024 (b)	703,500
		5,262,501
	Forest Products/Containers—1.3%
1,746M	BWAY Holding Co., 4.4811%, 3/22/2024	1,752,529
694M	Coveris Holdings SA, 5.5828%, 5/8/2019	690,063
		2,442,592

25

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2017

Principal
Amount	Security	Value
	Gaming/Leisure—11.1%
	AMC Entertainment Holdings, Inc.:
$ 872M	3.4844%, 12/15/2022	$ 871,555
373M	3.4844%, 12/15/2023	372,519
2,000M	Caesars Entertainment Operating Co., Inc., 4.5%, 4/4/2024 (b)	2,005,000
2,993M	Cyan Blue Holdco 2, Ltd., 3.5%, 7/26/2024	3,007,463
	Delta 2 (Lux) Sarl:
2,550M	4.235%, 2/24/2024	2,567,799
325M	4.235%, 2/23/2024	327,269
2,500M	Dorna Sports SL, 3.25%, 4/12/2024 (b)	2,510,937
3,900M	Golden Nugget, Inc., 4%, 10/4/2023 (b)	3,924,862
1,106M	Landry’s, Inc., 4%, 10/4/2028	1,117,985
1,306M	La Quinta Intermediate Holdings, LLC, 4.0539%, 4/14/2021	1,315,353
486M	Lions Gate Entertainment Corp., 4.235%, 10/13/2023	489,469
1,458M	Live Nation Entertainment, Inc., 3.5%, 10/31/2023	1,463,090
865M	Seminole Hard Rock Entertainment, Inc., 4.0828%, 5/14/2020	868,416
		20,841,717
	Health Care—8.7%
250M	Albany Molecular Research, Inc., 8.3328%, 7/28/2025	254,062
	Air Medical Group Holdings, Inc.:
175M	5.25%, 9/25/2024 (b)	175,328
1,322M	5.2372%, 4/28/2022	1,322,764
1,100M	Air Methods Corp., 4.8328%, 4/22/2024	1,083,956
1,995M	American Renal Holdings, Inc., 4.485%, 6/14/2024	1,990,022
1,325M	Canyon Valor Cos., Inc., 5.5828%, 6/16/2023	1,341,231
923M	Endo Luxembourg Finance Co., I Sarl, 5.5%, 4/12/2024	933,261
1,067M	Envision Healthcare Corp., 4.24%, 11/17/2023	1,075,606
995M	ExamWorks Group, Inc., 4.485%, 7/27/2023	1,002,227
528M	Mallinckrodt International Finance SA, 4.0828%, 3/19/2021	529,188
505M	MPH Acquisition Holdings, LLC, 4.3328%, 6/7/2023	509,034
1,400M	Nature’s Bounty Co., 3.5%, 8/11/2024 (b)	1,383,669
217M	Onex Carestream Finance, LP, 5.3328%, 6/7/2019	217,907
350M	Parexel International Corp., 3%, 8/11/2024 (b)	352,713
750M	PharMerica Corp., 4.5%, 9/26/2024 (b)	755,389
1,493M	Sterigenics-Nordion Holdings, LLC, 4.235%, 5/15/2022	1,494,366
574M	U.S. Anesthesia Partners, Inc., 4.485%, 6/16/2024	570,695
1,323M	Valeant Pharmaceuticals International, Inc., 5.99%, 12/11/2019	1,348,972
		16,340,390

26

Principal
Amount	Security	Value
	Information Technology—7.6%
$1,713M	Avast Holdings BV, 4.5828%, 9/30/2022	$ 1,723,462
871M	Change Heathcare Holdings, Inc., 3.985%, 2/2/2024	874,073
975M	Digicel International Finance, Ltd., 5.07%, 5/10/2024	981,859
3,275M	DigiCert Holdings, Inc., 5.75%, 9/19/2024 (b)	3,311,335
	Harland Clarke Holdings Corp.:
75M	6.5%, 2/9/2022 (b)	75,539
1,185M	6.8328%, 2/9/2022	1,193,419
673M	Hyland Software, Inc., 4.4889%, 7/1/2022	680,799
2,325M	Project Leopard Holdings, Inc., 6.8328%, 6/20/2023	2,342,926
1,555M	Quest Software U.S. Holdings, Inc., 7.235%, 9/7/2023	1,580,031
624M	TKC Holdings, Inc., 5.5222%, 2/1/2023	629,077
731M	Western Digital Corp., 3.985%, 4/29/2023	736,533
		14,129,053
	Manufacturing—6.8%
3,491M	Brand Energy & Infrastructure Services, Inc., 5.522%, 6/16/2024	3,512,198
620M	Douglas Dynamics, LLC, 4.24%, 12/31/2021	622,647
	Engineered Machinery Holdings, Inc.:
27M	4.25%, 7/24/2024 (b)	26,604
885M	4.5561%, 7/11/2024	886,609
88M	4.5828%, 7/24/2024	88,662
969M	Filtration Group Corp., 4.235%, 11/23/2020	976,732
993M	Gardner Denver, Inc., 4.0828%, 7/30/2024	994,906
2,487M	HII Holding Corp., 4.5828%, 12/20/2019	2,399,915
888M	Husky Injection Molding Systems, Ltd., 4.485%, 6/30/2021	895,540
1,040M	RBS Global, Inc., 4.0601%, 8/21/2020	1,045,080
1,174M	U.S. Farathane, LLC, 5%, 12/23/2021	1,180,851
		12,629,744
	Media-Broadcasting—4.3%
1,222M	Altice Financing SA, 4.0539%, 6/22/2025	1,224,614
	Altice U.S. Finance I Corp.:
2,244M	3.485%, 1/31/2026	2,253,072
1,347M	2.75%, 6/22/2025	1,342,626
	CBS Radio, Inc.:
125M	2.75%, 11/1/2023 (b)	125,547
553M	4.7372%, 10/17/2023	557,842

27

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2017

Principal
Amount	Security	Value
	Media-Broadcasting (continued)
$ 102M	Mission Broadcasting, Inc., 3.7372%, 9/26/2023	$ 101,878
838M	Nexstar Broadcasting, Inc., 3.7372%, 9/26/2023	841,298
1,652M	VFH Parent, LLC, 5.0606%, 12/2/2021	1,670,761
		8,117,638
	Media-Cable TV—6.2%
3,775M	Atlantic Broadband Finance, LLC, 2.375%, 8/11/2024 (b)	3,757,541
1,866M	CSC Holdings, LLC, 3.4844%, 10/9/2022 (b)	1,858,064
744M	Gray Television, Inc., 3.7372%, 2/28/2024	747,941
1,748M	Midcontinent Communications, Inc., 3.4811%, 11/29/2023	1,757,150
1,500M	Raycom TV Broadcasting, LLC, 3.9872%, 8/18/2024	1,511,250
1,400M	WideOpenWest Finance, LLC, 4.4844%, 8/18/2023	1,400,175
600M	Ziggo Secured Finance Partnership, 3.7344%, 4/15/2025	600,225
		11,632,346
	Media-Diversified—.3%
462M	Tribune Media Co., 4.235%, 12/27/2020	464,314
	Metals/Mining—3.3%
1,244M	Arch Coal, Inc., 4.485%, 10/4/2021	1,252,307
1,375M	Big River Steel, LLC, 6.3328%, 8/15/2023	1,395,625
1,294M	Foresight Energy, LLC, 7.0828%, 3/14/2022	1,214,816
1,400M	MRC Global (U.S.), Inc., 4.7344%, 9/14/2024	1,408,750
848M	TMS International Corp., 4.3091%, 10/16/2020	852,358
		6,123,856
	Retail-General Merchandise—7.1%
1,444M	1011778 B.C. Unlimited Liability Co., 3.5232%, 12/10/2021	1,444,426
1,673M	84 Lumber Co., 6.9872%, 10/25/2023	1,692,626
1,375M	Bass Pro Group, LLC, 6.235%, 11/4/2023	1,298,797
1,297M	BJ’s Wholesale Club, Inc., 4.9817%, 1/27/2024	1,243,797
911M	CNT Holdings III Corp., 4.53%, 1/22/2023	900,361
750M	Hanesbrands, Inc., 3.735%, 4/29/2022	756,618
1,523M	Harbor Freight Tools USA, Inc., 4.485%, 8/18/2023	1,530,017
1,042M	Party City Holdings, Inc., 4.3213%, 8/19/2022	1,048,608
3,325M	Staples, Inc., 5%, 8/14/2024 (b)	3,314,609
		13,229,859

28

Principal
Amount	Security	Value
	Services—2.4%
$ 534M	GW Honos Security Corp., 5.3154%, 5/12/2024	$ 539,459
	HD Supply, Inc.:
630M	3.5828%, 8/13/2021	632,584
546M	3.8328%, 10/17/2023	549,287
941M	Monitronics International, Inc., 6.8328%, 9/30/2022	935,854
325M	Multi-Color Corp., 2.25%, 9/20/2024 (b)	326,627
1,516M	TKC Holdings, Inc., 5.4889%, 1/31/2023	1,528,442
		4,512,253
	Telecommunications—1.5%
1,675M	Cincinnati Bell, Inc., 4.75%, 8/17/2024 (b)	1,686,934
1,075M	GCI Holdings, Inc., 3%, 2/2/2022	1,079,726
		2,766,660
	Transportation—.4%
798M	Avolon TLB Borrower 1 (U.S.), LLC, 3.9861%, 1/20/2022	800,825
	Utilities—1.8%
954M	Calpine Corp., 4.09%, 5/27/2022	952,583
431M	Dynegy, Inc., 4.485%, 6/27/2023	433,737
988M	NRG Energy, Inc., 3.5828%, 6/30/2023	989,618
1,067M	Talen Energy Supply, LLC, 5.235%, 10/18/2023	1,045,612
		3,421,550
	Waste Management—.5%
942M	Advanced Disposal Services, Inc., 3.9472%, 11/10/2023	949,430
	Wireless Communications—2.6%
1,600M	Intelsat Jackson Holdings SA, 4.0711%, 6/30/2019	1,597,248
1,443M	Sprint Communications, Inc., 3.75%, 1/31/2024	1,445,636
1,734M	Telesat Canada, 4.24%, 11/17/2023	1,750,033
		4,792,917
Total Value of Loan Participations (cost $172,231,726)		173,326,557

29

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—5.5%
	Aerospace/Defense—.2%
$ 325M	Bombardier, Inc., 8.75%, 12/1/2021 (a)	$ 350,025
	Energy—1.2%
750M	Oasis Petroleum, Inc., 6.5%, 11/1/2021	768,750
400M	Precision Drilling Corp., 6.5%, 12/15/2021	407,000
1,000M	Targa Resources Partners, LP, 4.125%, 11/15/2019	1,011,250
		2,187,000
	Financials—.8%
	DAE Funding, LLC:
300M	4%, 8/1/2020 (a)	306,750
350M	4.5%, 8/1/2022 (a)	359,581
850M	Icahn Enterprises, LP, 6.25%, 2/1/2022	888,250
		1,554,581
	Health Care—.9%
800M	Centene Corp., 5.625%, 2/15/2021	834,160
450M	Endo Finance, LLC, 7.25%, 1/15/2022 (a)	423,000
450M	Molina Healthcare, Inc., 5.375%, 11/15/2022	466,020
		1,723,180
	Media-Cable TV—1.0%
750M	CSC Holdings, LLC, 10.125%, 1/15/2023 (a)	867,188
500M	DISH DBS Corp., 7.875%, 9/1/2019	547,500
425M	Numericable Group SA, 6.25%, 5/15/2024 (a)	450,394
		1,865,082
	Metals/Mining—.3%
100M	Aleris International, Inc., 9.5%, 4/1/2021 (a)	107,000
325M	Teck Resources, Ltd., 8.5%, 6/1/2024 (a)	373,750
		480,750
	Services—.3%
450M	Cimpress NV, 7%, 4/1/2022 (a)	468,563
	Telecommunications—.5%
650M	GCI, Inc., 6.875%, 4/15/2025	702,000
225M	Wind Acquisition Finance SA, 4.75%, 7/15/2020 (a)	228,024
		930,024

30

Principal
Amount	Security		Value
	Utilities—.2%
$ 430M	Calpine Corp., 6%, 1/15/2022 (a)		$ 446,662
	Wireless Communications—.1%
250M	T-Mobile USA, Inc., 6.125%, 1/15/2022		260,625
Total Value of Corporate Bonds (cost $10,132,160)			10,266,492
	SHORT-TERM CORPORATE NOTES—8.0%
	Federal Home Loan Bank:
5,000M	1.005%, 10/17/2017		4,997,960
10,000M	1.015%, 10/19/2017		9,995,370
Total Value of Short-Term Corporate Notes (cost $14,992,688)			14,993,330
Total Value of Investments (cost $197,356,574)		106.2%	198,586,379
Excess of Liabilities Over Other Assets		(6.2)	(11,582,765)
Net Assets		100.0%	$187,003,614

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2017.

31

Portfolio of Investments (continued)
FLOATING RATE FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$173,326,557	$—	$173,326,557
Corporate Bonds	—	10,266,492	—	10,266,492
Short-Term U.S. Government
Agency Obligations	—	14,993,330	—	14,993,330
Total Investments in Securities*	$—	$198,586,379	$—	$198,586,379

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

32	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 6.79% for Class A shares, 6.15% for Class B shares, 7.05% for Advisor Class shares and 7.59% for Institutional class shares, including dividends of 12.4 cents per share on Class A shares, 10.0 cents on Class B shares, 13.0 cents on Advisor Class shares and 13.4 cents on Institutional Class shares.

The Market

High yield performed well, and delivered above coupon, during the Fund’s fiscal year by delivering attractive returns in each quarter for the period under review. Just November 2016 and March 2017 saw market declines—each triggered prior to Federal Reserve (“the Fed”) meetings which the market widely and correctly anticipated would result in a rate increase. Both of these dips were more-than-fully recovered by the high-yield market in the following month. High-yield market corrections were shallow and short, as institutional buyers with cash on the sidelines moved into the market quickly when prices fell and yields increased. We believe that the market’s ongoing interest in the asset class stems from several factors:

1.) The asset class boasts a contractual yield level which, though falling as prices increase, remains competitive with many other global market opportunities. As of September 30, 2017, the high-yield market offered average yields of about 5.4%. This is the highest yield per unit of duration (sensitivity to changes in interest rates) available in the public markets versus other fixed-rate, fixed-income products. Thus, bonds with higher yields are less subject to price deterioration than lower-yielding bonds should the Fed further raise short-term rates.

2.) Most companies borrowing in the high-yield market appear to have fundamentally healthy balance sheets at this time. Default rates for high yield are just over 2% per annum and are, therefore, below long-term average rates. Commodity prices, most notably for oil, appeared more stable, as 2017 progressed, helping provide stability to sectors of the high-yield market that were particularly challenged in 2015.

3.) Generally positive, measured growth in the U.S. economy appears to now be leading the appearance of growth shoots globally, yet inflation continues to remain in check. Growth, coupled with mild inflation, tends to favor borrowers who get to pay back the money they have borrowed with money that is worth just a little less. U.S. high-yield companies become “price setters” for the goods and services they produce in a growth environment, helping to secure cash flow.

33

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

Thus, prices for high-yield bonds have continued to increase incrementally throughout the year. The market is well supported from a technical supply/demand perspective. The high-yield market has, in fact, been shrinking, as companies get upgraded to investment grade or borrow more cheaply in other markets, even as demand remains strong.

Against this positive backdrop, the Fund outperformed the market largely due to better-than-market credit selection. That is, within each industry sector, the Fund’s bond choices outperformed the full Index, while our allocations between industries cost the Fund modestly—we remained conservatively positioned versus the benchmark in the Energy sector awaiting greater demonstration of a stabilization in oil prices. The Fund outperformed the benchmark across a range of industry sectors including most notably Healthcare, Telecommunications, Chemicals, Services, and Food and Drug Retail.

The Fund

Historically, some 90% of all gains in the U.S. high-yield market come from coupon-derived yield—that is, most gains come from the steady collection of contractual obligations paid by corporate borrowers to their investors. Results from year-to-year, of course, may vary more widely. In 2017, the high yield market represented by this Fund’s benchmark (the BofA ML BB-B U.S. Cash Pay High Yield Constrained Index) delivered investors coupon earnings of about 6.2%, plus additional price appreciation of about 1.7%, leading to a total return of 7.91%. In this positive return environment, the Fund outperformed its benchmark before the deduction of fees and expenses.

Outlook

Going forward, the Fund remains modestly overweight B-rated credits versus higher-rated BB credits, as we view credit fundamentals as supportive of current market valuations. The portfolio is positioned as well with yields and spreads slightly above those of the benchmark, reflecting our constructive view of fundamental and technical factors as described earlier in this letter. On a sector basis, we have been adding to Financials as we see improving credit trends and potential to benefit from higher rates. We have added modestly to Energy on improving, albeit slowly, supply demand balances. We reduced Utilities (as valuations normalized in our view) and Retail (where we have ongoing credit concerns due to the heavy-handed encroachment of web retail into traditional business models).

34

On balance, market and economic data has been rather positive these last few weeks leading up to the end of the period under review. Global economic data is increasingly positive and largely synchronized and risk-assets have been outperforming. Within global corporate credit, the default outlook is generally benign, impending debt maturities are limited, and spreads are tightening across almost all segments of the global corporate credit market. Within corporate credit asset classes, we see less investor differentiation and volatility remains contained. On the one hand, this makes sense, given positive economic data. On the other hand, valuations are beginning to indicate a complacency settling into the markets. We are carefully monitoring our portfolios and remain wary in assuming greater risk. While we could certainly see spreads trade-range bound for several years, it is important for investors to be vigilant. The recent default by the U.S. toy retailer, Toys”R’’US, highlights the dangers of complacency. Just the day before the company defaulted, Toys”R”US bonds were trading in the $90s. In the last few days of September, they were trading in the $20-to-$30 range, a large decline in a matter of days. We believe an emphasis on bottom-up fundamental credit research can help reduce exposure to these types of problems. Even “good” markets require serious work.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

35

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.21%
Actual		$1,000.00	$1,045.14	$6.20
Hypothetical**		$1,000.00	$1,019.00	$6.12
Class B Shares	2.01%
Actual		$1,000.00	$1,061.51	$10.39
Hypothetical**		$1,000.00	$1,014.99	$10.15
Advisor Class Shares	0.93%
Actual		$1,000.00	$1,070.51	$4.83
Hypothetical**		$1,000.00	$1,020.41	$4.71
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,075.89	$4.06
Hypothetical**		$1,000.00	$1,021.16	$3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

36

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/07 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and

37

Cumulative Performance Information (unaudited) (continued)
FUND FOR INCOME

distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.63%, 3.83% and 4.36%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 3.72%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 2.13%, 3.56% and 4.16%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 3.05%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.03% and 4.24%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 4.20%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.57% and 4.58%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 4.32%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***The S.E.C. 30-Day Yield shown is for September 2017.

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 5.57%.

38

Portfolio of Investments
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—93.1%
	Aerospace/Defense—1.6%
	Bombardier, Inc.:
$ 2,600M	8.75%, 12/1/2021 (a)	$ 2,800,200
2,300M	7.5%, 3/15/2025 (a)	2,310,120
	Meccanica Holdings USA, Inc.:
1,871M	7.375%, 7/15/2039 (a)	2,296,653
750M	6.25%, 1/15/2040 (a)	851,250
3,225M	TransDigm, Inc., 6.375%, 6/15/2026	3,311,688
		11,569,911
	Automotive—4.8%
1,775M	Adient Global Holdings, Ltd., 4.875%, 8/15/2026 (a)	1,823,812
1,475M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (a)	1,508,187
1,725M	Asbury Automotive Group, Inc., 6%, 12/15/2024	1,811,250
1,700M	Avis Budget Group, Inc., 6.375%, 4/1/2024 (a)	1,780,750
1,900M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	1,947,500
1,000M	Dana Financing Luxembourg Sarl, 6.5%, 6/1/2026 (a)	1,082,500
	Dana Holding Corp.:
2,000M	6%, 9/15/2023	2,115,000
700M	5.5%, 12/15/2024	738,500
2,350M	Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	2,514,500
	Group 1 Automotive, Inc.:
1,700M	5%, 6/1/2022	1,770,125
1,425M	5.25%, 12/15/2023 (a)	1,449,937
	Hertz Corp.:
1,650M	7.625%, 6/1/2022 (a)	1,705,687
875M	5.5%, 10/15/2024 (a)	791,875
3,650M	LKQ Corp., 4.75%, 5/15/2023	3,787,276
3,725M	Meritor, Inc., 6.25%, 2/15/2024	3,981,094
3,050M	Omega U.S. Sub, LLC, 8.75%, 7/15/2023 (a)	3,248,250
2,550M	ZF North America Capital. Inc., 4.75%, 4/29/2025 (a)	2,699,813
		34,756,056
	Building Materials—.7%
2,600M	Building Materials Corp., 5.375%, 11/15/2024 (a)	2,776,280
1,950M	Griffon Corp., 5.25%, 3/1/2022	1,989,000
		4,765,280

39

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Chemicals—3.4%
$ 2,000M	A. Schulman, Inc., 6.875%, 6/1/2023	$ 2,085,000
1,225M	CF Industries, Inc., 4.95%, 6/1/2043	1,139,250
1,050M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	1,122,187
1,625M	Chemours Co., 6.625%, 5/15/2023	1,736,719
1,000M	Evolution Escrow Issurer, LLC, 7.5%, 3/15/2022 (a)	1,058,750
1,750M	Nova Chemicals Corp., 5.25%, 6/1/2027 (a)	1,771,875
1,925M	PolyOne Corp., 5.25%, 3/15/2023	2,050,125
1,600M	PQ Corp., 6.75%, 11/15/2022 (a)	1,740,000
	Rain CII Carbon, LLC:
1,867M	8.25%, 1/15/2021 (a)	1,939,346
5,600M	7.25%, 4/1/2025 (a)	5,922,000
1,850M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	1,801,438
225M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	219,375
525M	W.R. Grace & Co., 5.625%, 10/1/2024 (a)	578,812
		23,164,877
	Consumer Non-Durables—1.3%
1,225M	American Greetings Corp., 7.875%, 2/15/2025 (a)	1,332,187
1,125M	First Quality Finance Co., 5%, 7/1/2025 (a)	1,162,969
2,700M	Kronos Acquisition, Inc., 9%, 8/15/2023 (a)	2,639,250
	Reynolds Group Holdings, Inc.:
1,800M	5.75%, 10/15/2020	1,833,840
850M	5.125%, 7/15/2023 (a)	888,123
1,375M	Standard Industries, Inc., 5.5%, 2/15/2023 (a)	1,459,219
		9,315,588
	Energy—11.8%
	Antero Resources Corp.:
950M	5.375%, 11/1/2021	978,500
475M	5.125%, 12/1/2022	488,062
400M	5%, 3/1/2025	408,000
1,725M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	1,617,187
1,375M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	1,433,437
425M	Callon Petroleum Co., 6.125%, 10/1/2024	442,000
	Carrizo Oil & Gas, Inc.:
1,000M	6.25%, 4/15/2023	1,020,000
600M	8.25%, 7/15/2025	654,750
2,175M	Chesapeake Energy Corp., 8%, 1/15/2025 (a)(b)	2,202,187
1,675M	Concho Resources, Inc., 5.5%, 4/1/2023	1,723,659
2,350M	CONSOL Energy, Inc., 5.875%, 4/15/2022	2,385,250

40

Principal
Amount	Security	Value
	Energy (continued)
	Consolidated Energy Finance SA:
$ 1,700M	6.75%, 10/15/2019 (a)	$ 1,731,875
1,400M	6.875%, 6/15/2025 (a)	1,471,750
	Continental Resources, Inc.:
3,575M	3.8%, 6/1/2024	3,467,750
475M	4.9%, 6/1/2044	433,437
825M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	856,969
	Crestwood Midstream Partners, LP:
2,175M	6.25%, 4/1/2023	2,253,844
1,375M	5.75%, 4/1/2025	1,409,375
1,775M	Delek Logistics Partners, LP, 6.75%, 5/15/2025 (a)	1,797,187
500M	Diamondback Energy, Inc., 4.75%, 11/1/2024	512,500
1,600M	Endeavor Energy Resources, LP, 7%, 8/15/2021 (a)	1,662,000
2,767M	Exterran Partners, LP, 6%, 10/1/2022	2,704,742
1,950M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	1,964,625
	Genesis Energy, LP:
1,400M	6.75%, 8/1/2022	1,438,500
500M	5.625%, 6/15/2024	487,500
1,150M	Gulfport Energy Corp., 6.375%, 5/15/2025	1,168,687
1,175M	Hilcorp Energy I, LP, 5.75%, 10/1/2025 (a)	1,194,094
3,700M	Jonah Energy, LLC, 7.25%, 10/15/2025 (a)(b)	3,737,000
2,600M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	2,632,500
1,400M	Matador Resources Co., 6.875%, 4/15/2023	1,489,250
1,900M	MEG Energy Corp., 6.5%, 1/15/2025 (a)	1,862,000
	Murphy Oil Corp.:
1,425M	4.7%, 12/1/2022	1,428,563
1,225M	6.875%, 8/15/2024	1,309,207
1,100M	5.75%, 8/15/2025	1,135,640
2,300M	Newfield Exploration Co., 5.375%, 1/1/2026	2,429,375
875M	NGPL Pipeco, LLC, 4.875%, 8/15/2027 (a)	919,056
1,750M	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,785,000
	Parsley Energy, LLC:
425M	6.25%, 6/1/2024 (a)	449,438
1,775M	5.25%, 8/15/2025 (a)	1,812,719
1,250M	PDC Energy, Inc., 6.125%, 9/15/2024	1,312,500
1,700M	Precision Drilling Corp., 6.5%, 12/15/2021	1,729,750
1,350M	QEP Resources, Inc., 6.875%, 3/1/2021	1,427,625
1,825M	Range Resources Corp., 4.875%, 5/15/2025	1,806,750
1,650M	Rice Energy, Inc., 6.25%, 5/1/2022	1,726,313
1,250M	Rowan Cos., Inc., 4.875%, 6/1/2022	1,178,125
700M	RSP Permian, Inc., 5.25%, 1/15/2025 (a)	714,000
575M	SESI, LLC, 7.75%, 9/15/2024 (a)	596,563

41

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Energy (continued)
$ 1,025M	SM Energy Co., 5%, 1/15/2024	$ 971,188
	Southwestern Energy Co.:
1,025M	6.7%, 1/23/2025	1,042,938
1,300M	7.75%, 10/1/2027	1,350,375
700M	Suburban Propane Partners, LP, 5.875%, 3/1/2027	696,500
	Sunoco, LP:
1,100M	6.25%, 4/15/2021	1,155,385
900M	6.375%, 4/1/2023	960,750
	Targa Resources Partners, LP:
900M	5.25%, 5/1/2023	920,250
2,800M	4.25%, 11/15/2023	2,789,500
	Tesoro Logistics, LP:
1,650M	6.25%, 10/15/2022	1,763,438
825M	6.375%, 5/1/2024	899,250
1,025M	Unit Corp., 6.625%, 5/15/2021	1,032,688
	Weatherford Bermuda, PLC:
600M	4.5%, 4/15/2022	561,000
625M	6.5%, 8/1/2036	539,063
	Whiting Petroleum Corp.:
700M	5%, 3/15/2019	703,710
1,100M	6.25%, 4/1/2023	1,087,625
1,725M	WPX Energy, Inc., 6%, 1/15/2022	1,791,844
		87,654,745
	Financials—5.4%
	Ally Financial, Inc.:
1,600M	8%, 3/15/2020	1,805,024
2,750M	8%, 11/1/2031	3,560,975
1,300M	Arch Merger Sub, Inc., 8.5%, 9/15/2025 (a)	1,267,500
1,825M	Argos Merger Sub, Inc., 7.125%, 3/15/2023 (a)	1,427,697
1,200M	AssuredPartners, Inc., 7%, 8/15/2025 (a)	1,231,500
1,525M	Credit Suisse Group AG, 7.5%, 12/11/2023 (a)	1,727,335
2,575M	CSTN Merger Sub, Inc., 6.75%, 8/15/2024 (a)	2,571,781
3,600M	DAE Funding, LLC, 5%, 8/1/2024 (a)	3,699,000
	Icahn Enterprises, LP:
2,225M	6.25%, 2/1/2022	2,325,125
2,075M	6.75%, 2/1/2024	2,196,906
3,425M	Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (a)	3,486,808

42

Principal
Amount	Security	Value
	Financials (continued)
	Ladder Capital Finance Holdings, LLLP:
$ 1,350M	5.25%, 3/15/2022 (a)	$ 1,380,375
2,700M	5.25%, 10/1/2025 (a)	2,681,451
2,425M	LPL Holdings, Inc., 5.75%, 9/15/2025 (a)	2,520,060
825M	Radian Group, Inc., 4.5%, 10/1/2024	843,563
1,575M	Royal Bank of Scotland Group, PLC, 8.625%, 8/15/2021	1,750,219
1,225M	Springleaf Finance Corp., 7.75%, 10/1/2021	1,388,476
3,325M	UniCredit SpA, 5.861%, 6/19/2032 (a)	3,493,135
		39,356,930
	Food/Beverage/Tobacco—1.5%
1,225M	Barry Callebault Services SA, 5.5%, 6/15/2023 (a)	1,337,823
	Lamb Weston Holdings, Inc.:
875M	4.625%, 11/1/2024 (a)	916,562
625M	4.875%, 11/1/2026 (a)	657,812
	Pilgrim’s Pride Corp.:
250M	5.75%, 3/15/2025 (a)	258,750
1,025M	5.875%, 9/30/2027 (a)	1,049,344
	Post Holdings, Inc.:
1,725M	5.5%, 3/1/2025 (a)	1,794,000
2,800M	5.75%, 3/1/2027 (a)	2,898,000
1,700M	Vector Group, Ltd., 6.125%, 2/1/2025 (a)	1,763,750
		10,676,041
	Forest Products/Containers—2.6%
	Ardagh Holdings USA, Inc.:
525M	4.625%, 5/15/2023 (a)	541,249
4,750M	7.25%, 5/15/2024 (a)	5,227,945
525M	Berry Plastics Group, Inc., 5.125%, 7/15/2023	550,594
2,825M	BWAY Holding Co., 7.25%, 4/15/2025 (a)	2,916,812
925M	Crown Americas, LLC, 4.25%, 9/30/2026	936,562
775M	Louisiana-Pacific Corp., 4.875%, 9/15/2024	800,466
	Mercer International, Inc.:
1,400M	7.75%, 12/1/2022	1,491,000
1,175M	6.5%, 2/1/2024	1,224,938
	Owens-Brockway Glass Container, Inc.:
1,875M	5.375%, 1/15/2025 (a)	2,020,313
450M	6.375%, 8/15/2025 (a)	509,906
2,175M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	2,561,063
		18,780,848

43

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Gaming/Leisure—2.9%
$ 1,925M	CRC Escrow Issuer 5.25% 10/15/2025 (a)(b)(c)	$ 1,925,000
2,825M	Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	2,881,500
	International Game Technology, PLC:
225M	5.625%, 2/15/2020 (a)	238,781
900M	6.25%, 2/15/2022 (a)	999,450
1,350M	6.5%, 2/15/2025 (a)	1,523,812
3,450M	Landry’s, Inc., 6.75%, 10/15/2024 (a)	3,497,437
1,025M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	1,081,375
1,075M	Regal Entertainment Group, 5.75%, 3/15/2022	1,112,625
3,275M	Scientific Games International, Inc., 7%, 1/1/2022 (a)	3,483,781
1,125M	Silversea Cruise Finance, Ltd., 7.25%, 2/1/2025 (a)	1,209,375
2,900M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	3,005,125
		20,958,261
	Health Care—8.4%
2,725M	Centene Corp., 6.125%, 2/15/2024	2,953,219
	CHS/Community Health Systems, Inc.:
1,125M	7.125%, 7/15/2020	1,019,531
950M	5.125%, 8/1/2021	940,500
2,450M	6.25%, 3/31/2023	2,416,312
2,125M	DaVita, Inc., 5.125%, 7/15/2024	2,134,297
	Endo Finance, LLC:
1,350M	7.25%, 1/15/2022 (a)	1,269,000
1,575M	6%, 7/15/2023 (a)	1,307,250
375M	6%, 2/1/2025 (a)	305,625
	Fresenius Medical Care U.S. Finance II, Inc.:
1,150M	5.625%, 7/31/2019 (a)	1,220,625
675M	4.75%, 10/15/2024 (a)	731,610
	HCA, Inc.:
1,800M	6.5%, 2/15/2020	1,964,250
3,600M	6.25%, 2/15/2021	3,906,000
2,425M	5.875%, 5/1/2023	2,643,250
375M	5.375%, 2/1/2025	396,094
2,400M	5.875%, 2/15/2026	2,583,000
	HealthSouth Corp.:
1,150M	5.125%, 3/15/2023	1,194,217
1,325M	5.75%, 11/1/2024	1,362,266
	LifePoint Health, Inc.:
2,900M	5.875%, 12/1/2023	3,074,870
1,175M	5.375%, 5/1/2024	1,226,406

44

Principal
Amount	Security	Value
	Health Care (continued)
	Mallinckrodt Finance SB:
$ 2,575M	5.75%, 8/1/2022 (a)	$ 2,529,938
1,025M	5.5%, 4/15/2025 (a)	930,188
	Molina Healthcare, Inc.:
2,925M	5.375%, 11/15/2022	3,029,130
1,750M	4.875%, 6/15/2025 (a)	1,732,500
775M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	835,062
700M	RegionalCare Hospital Partners Holdings Inc., 8.25%, 5/1/2023 (a)	739,375
3,575M	Tenet Healthcare Corp., 6%, 10/1/2020	3,818,851
575M	Universal Health Services, Inc., 5%, 6/1/2026 (a)	608,063
675M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	686,813
	Valeant Pharmaceuticals International, Inc.:
6,300M	6.375%, 10/15/2020 (a)	6,331,500
400M	6.5%, 3/15/2022 (a)	424,000
1,125M	7%, 3/15/2024 (a)	1,203,851
4,600M	6.125%, 4/15/2025 (a)	4,048,000
1,175M	West Street Merger Sub, Inc., 6.375%, 9/1/2025 (a)	1,175,000
		60,740,593
	Information Technology—3.9%
2,025M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	2,095,875
1,650M	CDW, LLC, 5%, 9/1/2025	1,740,750
1,625M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	1,744,844
1,825M	Diamond 1 Finance Corp., 6.02%, 6/15/2026 (a)	2,030,152
2,625M	Equinix, Inc., 5.875%, 1/15/2026	2,890,781
625M	J2 Cloud Services, LLC, 6%, 7/15/2025 (a)	657,031
825M	Match Group, Inc., 6.375%, 6/1/2024	901,313
547M	Microsemi Corp., 9.125%, 4/15/2023 (a)	626,999
1,250M	MSCI, Inc., 5.75%, 8/15/2025 (a)	1,370,313
1,375M	Nuance Communications, Inc., 6%, 7/1/2024	1,495,725
1,000M	NXP BV, 3.875%, 9/1/2022 (a)	1,045,000
1,300M	Open Text Corp., 5.625%, 1/15/2023 (a)	1,368,250
2,275M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	2,433,340
1,800M	Radiate Holdco, LLC, 6.625%, 2/15/2025 (a)	1,764,000
1,225M	Sensata Technologies U.K. Financing Co., 6.25%, 2/15/2026 (a)	1,347,500
1,575M	Solera, LLC, 10.5%, 3/1/2024 (a)	1,800,934
750M	Verisign, Inc., 4.75%, 7/15/2027	776,250
2,075M	Western Digital Corp., 10.5%, 4/1/2024	2,443,313
		28,532,370

45

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Manufacturing—3.3%
$ 2,525M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	$ 2,648,094
700M	Boise Cascade Co., 5.625%, 9/1/2024 (a)	739,375
1,400M	Brand Energy & Infrastructure Services, Inc., 8.5%, 7/15/2025 (a)	1,519,000
1,575M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	1,752,187
2,550M	Gates Global, LLC, 6%, 7/15/2022 (a)	2,632,875
425M	GrafTech International, Ltd., 6.375%, 11/15/2020	415,437
2,925M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	3,180,937
2,050M	H&E Equipment Services, Inc., 5.625%, 9/1/2025 (a)	2,167,875
1,300M	Park-Ohio Industries, Inc., 6.625%, 4/15/2027	1,407,250
	United Rentals, Inc.:
975M	4.625%, 10/15/2025	989,625
875M	5.875%, 9/15/2026	953,750
1,225M	5.5%, 5/15/2027	1,309,219
2,250M	Wabash National Corp., 5.5%, 10/1/2025 (a)	2,297,813
2,050M	Zekelman Industries, Inc., 9.875%, 6/15/2023 (a)	2,316,500
		24,329,937
	Media-Broadcasting—2.0%
	Belo Corp.:
725M	7.75%, 6/1/2027	824,687
150M	7.25%, 9/15/2027	169,500
2,225M	LIN Television Corp., 5.875%, 11/15/2022	2,330,687
	Nexstar Broadcasting, Inc.:
1,625M	6.125%, 2/15/2022 (a)	1,702,188
1,350M	5.625%, 8/1/2024 (a)	1,400,625
	Sinclair Television Group, Inc.:
4,075M	5.375%, 4/1/2021	4,187,063
900M	5.125%, 2/15/2027 (a)	878,625
	Sirius XM Radio, Inc.:
1,325M	3.875%, 8/1/2022 (a)	1,361,703
1,250M	6%, 7/15/2024 (a)	1,348,438
100M	5%, 8/1/2027 (a)	102,500
		14,306,016
	Media-Cable TV—9.6%
	Altice Financing SA:
400M	6.5%, 1/15/2022 (a)	417,000
2,525M	6.625%, 2/15/2023 (a)	2,682,812
1,150M	7.5%, 5/15/2026 (a)	1,267,875

46

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	Altice Finco SA:
$ 970M	8.125%, 1/15/2024 (a)	$ 1,052,450
900M	7.625%, 2/15/2025 (a)	952,875
	Altice U.S. Finance I Corp.:
2,300M	5.375%, 7/15/2023 (a)	2,438,000
1,000M	5.5%, 5/15/2026 (a)	1,057,190
775M	AMC Networks, Inc., 4.75%, 8/1/2025	784,687
1,250M	Block Communications, Inc., 6.875%, 2/15/2025 (a)	1,362,875
1,625M	Cable One, Inc., 5.75%, 6/15/2022 (a)	1,702,187
	CCO Holdings, LLC:
2,950M	5.125%, 2/15/2023	3,053,250
3,675M	5.875%, 4/1/2024 (a)	3,909,281
1,350M	5.125%, 5/1/2027 (a)	1,371,937
2,250M	5.875%, 5/1/2027 (a)	2,362,500
975M	5%, 2/1/2028 (a)	976,511
	Cequel Communications Holdings I, LLC:
3,207M	6.375%, 9/15/2020 (a)	3,283,166
1,700M	7.75%, 7/15/2025 (a)	1,887,000
	Clear Channel Worldwide Holdings, Inc.:
200M	7.625%, 3/15/2020 – Series “A”	198,000
1,525M	7.625%, 3/15/2020 – Series “B”	1,511,656
750M	6.5%, 11/15/2022 – Series “A”	773,437
2,375M	6.5%, 11/15/2022 – Series “B”	2,458,125
	CSC Holdings, LLC:
900M	6.75%, 11/15/2021	996,750
4,950M	10.125%, 1/15/2023 (a)	5,723,438
1,250M	6.625%, 10/15/2025 (a)	1,371,875
1,575M	10.875%, 10/15/2025 (a)	1,951,031
	DISH DBS Corp.:
2,300M	7.875%, 9/1/2019	2,518,500
950M	5%, 3/15/2023	973,156
1,750M	5.875%, 11/15/2024	1,840,781
725M	7.75%, 7/1/2026	834,236
2,725M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	2,813,562
1,125M	Mediacom Broadband. LLC, 5.5%, 4/15/2021	1,151,719
4,005M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	4,335,413
2,125M	Netflix, Inc., 5.5%, 2/15/2022	2,326,875
	Numericable Group SA:
1,575M	6%, 5/15/2022 (a)	1,647,844
3,225M	6.25%, 5/15/2024 (a)	3,417,694
2,375M	Virgin Media Finance, PLC, 6.375%, 4/15/2023 (a)	2,490,781
		69,896,469

47

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Media-Diversified—1.2%
$ 750M	E.W. Scripps Co., 5.125%, 5/15/2025 (a)	$ 766,875
1,700M	Gannett Co., Inc., 5.125%, 7/15/2020	1,746,750
625M	Lamar Media Corp., 5.75%, 2/1/2026	680,469
500M	LSC Communications, Inc., 8.75%, 10/15/2023 (a)	516,875
2,100M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	2,207,625
2,775M	Tribune Media Co., 5.875%, 7/15/2022	2,899,875
		8,818,469
	Metals/Mining—7.8%
3,300M	AK Steel Corp., 7%, 3/15/2027	3,378,375
1,550M	Alcoa Nederland Holding BV, 7%, 9/30/2026 (a)	1,763,125
	Aleris International, Inc.:
1,840M	7.875%, 11/1/2020	1,849,200
650M	9.5%, 4/1/2021 (a)	695,500
1,275M	Alliance Resourse Operating Partners, LP, 7.5%, 5/1/2025 (a)	1,327,594
	ArcelorMittal SA:
1,875M	6.125%, 6/1/2025	2,165,625
1,125M	7.75%, 10/15/2039	1,355,625
325M	7.25%, 3/1/2041	386,344
1,175M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	1,249,612
2,800M	Cliffs Natural Resources, Inc., 5.75%, 3/1/2025 (a)	2,698,500
	Commercial Metals Co.:
1,725M	4.875%, 5/15/2023	1,811,250
1,100M	5.375%, 7/15/2027	1,157,750
1,500M	Constellium NV, 8%, 1/15/2023 (a)	1,593,750
4,075M	First Quantum Minerals, Ltd., 7.25%, 5/15/2022 (a)	4,192,156
	Freeport-McMoRan, Inc.:
1,800M	3.1%, 3/15/2020	1,810,350
1,775M	4.55%, 11/14/2024	1,785,650
1,400M	5.45%, 3/15/2043	1,315,125
	HudBay Minerals, Inc.:
1,425M	7.25%, 1/15/2023 (a)	1,524,750
450M	7.625%, 1/15/2025 (a)	489,384
1,250M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	1,403,125
3,250M	Natural Resource Partners, LP, 10.5%, 3/15/2022	3,453,125
	Novelis, Inc.:
2,750M	6.25%, 8/15/2024 (a)	2,874,300
3,975M	5.875%, 9/30/2026 (a)	4,044,563
975M	Peabody Energy Corp., 6.375%, 3/31/2025 (a)	1,005,469
4,200M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	4,357,500

48

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Teck Resources, Ltd.:
$ 850M	8.5%, 6/1/2024 (a)	$ 977,500
2,150M	6%, 8/15/2040	2,343,500
3,900M	TMS International Corp., 7.25%, 8/15/2025 (a)	3,997,500
		57,006,247
	Real Estate—2.2%
1,150M	Communications Sales & Leasing, Inc., 7.125%, 12/15/2024 (a)	980,375
1,950M	Dupont Fabros Technology, LP, 5.625%, 6/15/2023	2,081,040
	Geo Group, Inc.:
400M	5.125%, 4/1/2023	407,000
1,575M	6%, 4/15/2026	1,663,594
2,875M	Iron Mountain, Inc., 5.75%, 8/15/2024	2,979,219
1,350M	Lennar Corp., 4.875%, 12/15/2023	1,432,687
	MPT Operating Partnership, LP:
375M	6.375%, 3/1/2024	406,406
875M	5.25%, 8/1/2026	907,813
1,425M	5%, 10/15/2027	1,464,188
1,100M	Realogy Group/Co-Issuer, 5.25%, 12/1/2021 (a)	1,146,750
1,500M	Sabra Health Care, LP, 5.125%, 8/15/2026	1,541,345
1,325M	Starwood Property Trust, Inc., 5%, 12/15/2021	1,386,281
		16,396,698
	Retail-General Merchandise—2.0%
1,750M	1011778 B.C. Unlimited Liability Co., 5%, 10/15/2025 (a)(b)	1,780,450
	AmeriGas Partners, LP:
775M	5.625%, 5/20/2024	820,531
2,400M	5.5%, 5/20/2025	2,478,000
1,825M	5.875%, 8/20/2026	1,907,125
	KFC Holding Co., LLC:
1,075M	5%, 6/1/2024 (a)	1,135,469
1,975M	5.25%, 6/1/2026 (a)	2,095,969
575M	4.75%, 6/1/2027 (a)	593,687
	L Brands, Inc.:
625M	6.875%, 11/1/2035	609,375
3,125M	6.75%, 7/1/2036	3,038,437
		14,459,043

49

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Services—2.4%
$ 1,900M	ADT Corp., 3.5%, 7/15/2022	$ 1,909,500
	AECOM:
2,025M	5.875%, 10/15/2024	2,253,217
1,475M	5.125%, 3/15/2027	1,528,469
2,300M	APX Group, Inc., 8.75%, 12/1/2020	2,377,625
1,475M	Aramark Services, Inc., 5.125%, 1/15/2024	1,569,031
1,270M	Cimpress NV, 7%, 4/1/2022 (a)	1,322,387
2,250M	GW Honos Security Corp., 8.75%, 5/15/2025 (a)	2,404,687
675M	KAR Auction Services, Inc., 5.125%, 6/1/2025 (a)	703,687
1,725M	Monitronics International, Inc., 9.125%, 4/1/2020	1,543,875
1,700M	Prime Security Services Borrower, LLC, 9.25%, 5/15/2023 (a)	1,880,302
		17,492,780
	Telecommunications—4.0%
650M	CenturyLink, Inc., 5.8%, 3/15/2022	650,292
	Frontier Communications Corp.:
1,925M	6.25%, 9/15/2021	1,587,547
525M	7.125%, 1/15/2023	405,562
1,400M	11%, 9/15/2025	1,193,500
1,400M	9%, 8/15/2031	1,095,500
	GCI, Inc.:
2,623M	6.75%, 6/1/2021	2,691,854
3,125M	6.875%, 4/15/2025	3,375,000
1,575M	Qwest Corp., 7.25%, 9/15/2025	1,745,412
2,575M	Sprint Capital Corp., 6.875%, 11/15/2028	2,890,438
3,575M	Telecom Italia SpA, 5.303%, 5/30/2024	3,901,219
2,550M	Telesat Canada, 8.875%, 11/15/2024 (a)	2,878,313
2,000M	Wind Acquisition Finance SA, 4.75%, 7/15/2020 (a)	2,026,880
625M	Windstream Services, LLC, 7.75%, 10/1/2021	465,625
	Zayo Group, LLC:
1,075M	6.375%, 5/15/2025	1,162,484
2,525M	5.75%, 1/15/2027 (a)	2,682,813
		28,752,439
	Transportation—1.4%
	Avolon TLB Borrower 1 (U.S.), LLC:
600M	5.25%, 8/15/2022 (a)	626,250
725M	5.5%, 2/15/2024 (a)	763,063
1,000M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	1,105,000

50

Principal
Amount	Security	Value
	Transportation (continued)
	Fly Leasing, Ltd.:
$ 1,675M	6.75%, 12/15/2020	$ 1,748,281
925M	6.375%, 10/15/2021	970,094
1,025M	5.25%, 10/15/2024 (b)(c)	1,025,000
1,750M	Mobile Mini, Inc., 5.875%, 7/1/2024	1,837,500
2,300M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	2,409,250
		10,484,438
	Utilities—3.7%
	AES Corp.:
1,325M	7.375%, 7/1/2021	1,520,570
1,225M	5.5%, 3/15/2024	1,281,656
650M	5.125%, 9/1/2027	667,875
1,750M	Avantor, Inc., 9%, 10/1/2025 (a)(b)	1,792,665
	Calpine Corp.:
1,750M	5.375%, 1/15/2023	1,710,887
1,550M	5.75%, 1/15/2025	1,470,562
1,625M	5.25%, 6/1/2026 (a)	1,625,000
2,550M	Cheniere Energy Partners, LP, 5.25%, 10/1/2025 (a)	2,613,750
	Dynegy, Inc.:
2,100M	7.375%, 11/1/2022	2,191,875
1,750M	8%, 1/15/2025 (a)	1,820,000
1,351M	FirstLight Hydro Generation Co., 8.812%, 10/15/2026	1,411,487
372M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	400,033
775M	InterGen NV, 7%, 6/30/2023 (a)	759,500
	NRG Energy, Inc.:
850M	7.25%, 5/15/2026	915,875
1,525M	6.625%, 1/15/2027	1,605,063
1,350M	NRG Yield Operating, LLC, 5%, 9/15/2026	1,410,750
2,539M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	2,761,640
1,150M	Targa Resources Partners, LP, 5.125%, 2/1/2025	1,188,813
		27,148,001
	Waste Management—.5%
2,200M	Covanta Holding Corp., 5.875%, 7/1/2025	2,169,750
1,175M	GFL Environmental, Inc., 5.625%, 5/1/2022 (a)	1,227,875
		3,397,625

51

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Principal
Amount	Security	Value
	Wireless Communications—4.7%
$ 1,100M	CB Escrow Corp., 8%, 10/15/2025 (a)(b)	$ 1,111,000
	Hughes Satellite Systems Corp.:
625M	5.25%, 8/1/2026	652,344
950M	6.625%, 8/1/2026	1,018,875
	Inmarsat Finance, PLC:
775M	4.875%, 5/15/2022 (a)	794,375
1,450M	6.5%, 10/1/2024 (a)	1,566,000
	Intelsat Jackson Holdings SA:
1,025M	5.5%, 8/1/2023	873,812
2,600M	8%, 2/15/2024 (a)	2,801,500
1,300M	9.75%, 7/15/2025 (a)	1,316,250
	Level 3 Financing, Inc.:
1,125M	5.125%, 5/1/2023	1,146,797
675M	5.25%, 3/15/2026	693,353
2,775M	SBA Communications Corp., 4.875%, 9/1/2024	2,861,719
	Sprint Communications, Inc.:
600M	7%, 3/1/2020 (a)	657,750
3,125M	7%, 8/15/2020	3,422,250
4,350M	6%, 11/15/2022	4,667,637
3,275M	7.875%, 9/15/2023	3,807,188
	T-Mobile USA, Inc.:
2,475M	6%, 3/1/2023	2,614,219
2,725M	6.625%, 4/1/2023	2,874,930
300M	6.5%, 1/15/2024	320,400
1,075M	6%, 4/15/2024	1,143,531
		34,343,930
Total Value of Corporate Bonds (cost $653,953,346)		677,103,592
	LOAN PARTICIPATIONS†—5.2%
	Automotive—.9%
3,491M	Superior Industries International, Inc., 5.7356%, 3/22/2024	3,447,360
3,017M	Truck Hero, Inc., 5.3261%, 4/21/2024	3,011,780
		6,459,140
	Energy—.3%
2,225M	Jonah Energy, LLC, 9.75%, 5/12/2021	2,225,701
	Financials—.3%
2,448M	Lightstone Holdco, LLC, 5.735%, 1/30/2024	2,441,979

52

Principal
Amount	Security	Value
	Gaming/Leisure—.5%
$ 3,250M	Dorna Sports SL, 3.5%, 4/12/2024 (b)	$ 3,264,219
	Health Care—.2%
1,426M	ExamWorks Group, Inc., 4.485%, 7/27/2023 (b)	1,436,319
	Information Technology—.8%
1,900M	DigiCert Holdings, Inc., 5.75%, 9/19/2024 (b)	1,921,080
3,500M	Project Leopard Holdings, Inc., 6.8328%, 6/20/2023	3,526,985
		5,448,065
	Metals/Mining—.4%
2,700M	Big River Steel, LLC, 6.3328%, 8/15/2023	2,740,500
528M	Peabody Energy Corp., 4.735%, 2/8/2022	531,628
		3,272,128
	Retail-General Merchandise—1.8%
3,450M	Bass Pro Group, LLC, 6.235%, 11/4/2023	3,258,801
3,341M	Harbor Freight Tools USA, Inc., 4.485%, 8/18/2023	3,356,167
6,450M	Staples, Inc., 5%, 8/14/2024 (b)	6,429,844
		13,044,812
Total Value of Loan Participations (cost $37,434,190)		37,592,363
	PASS-THROUGH CERTIFICATES—.4%
	Transportation
2,989M	American Airlines 13-2 B PTT, 5.60%, 1/15/2022 (3,041,295) (a)	3,138,402
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.1%
15,000M	Federal Home Loan Bank, 1.005%, 10/17/2017 (cost $14,993,296)	14,993,880
Total Value of Investments (cost $709,422,127)	100.8%	732,828,237
Excess of Liabilities Over Other Assets	(.8)	(5,654,363)
Net Assets	100.0%	$727,173,874

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
(c)	Securities valued at fair value (see Note 1A)
†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2017.

53

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2017

Summary of Abbreviations:
LLLP	Limited Liability Limited Partnership
PTT	Pass-Through Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$677,103,592	$—	$677,103,592
Loan Participations	—	37,592,363	—	37,592,363
Pass-Through Certificates	—	3,138,402	—	3,138,402
Short-Term U.S. Government
Agency Obligations	—	14,993,880	—	14,993,880
Total Investments in Securities*	$—	$732,828,237	$—	$732,828,237

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

54

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2017, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2017 fiscal year and is not necessarily representative of the Fund as of the end of its 2017 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s
Aaa	0.76%	0.00%
Baa1	0.02	0.00
Baa2	0.35	0.00
Baa3	0.92	0.00
Ba1	7.24	0.00
Ba2	10.39	0.00
Ba3	19.63	0.00
BBB-	0.00	0.58
BB	0.00	0.27
BB-	0.00	0.15
B+	0.00	0.15
B	0.00	0.25
B1	21.05	0.00
B2	12.85	0.00
B3	18.30	0.00
Caa1	5.70	0.00
Caa2	1.39	0.00
Caa	0.96	0.00

See notes to financial statements	55

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was –1.92% for Class A shares, –2.67% for Class B shares, –1.61% for Advisor Class shares, –1.18% for Institutional Class shares, including dividends of 20.1 cents per share on Class A shares, 11.0 cents per share on Class B shares, 23.3 cents per share on Advisor Class shares and 25.0 cents per share on Institutional Class shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July

56

and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

57

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund

The Fund generally invests in agency MBS, agency CMBS, Agencies and Treasuries. The majority of the Fund’s assets were invested in agency MBS.

The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. The primary factor that contributed to the Fund’s underperformance was the Fund’s overweight in 10-year maturities relative to the Index. The first half of the review period experienced higher yields, with 10-year yields significantly increasing. In addition, the Fund added exposure to Treasury Inflation Protected Securities (“TIPS”) during the second half of the period under review. TIPS underperformed during the second half of the review period, as falling oil prices reduced the risk of a continued uptick in inflation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

58

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.06%
Actual		$1,000.00	$ 972.69	$5.24
Hypothetical**		$1,000.00	$1,019.76	$5.37
Class B Shares	1.93%
Actual		$1,000.00	$ 973.29	$9.55
Hypothetical**		$1,000.00	$1,015.39	$9.75
Advisor Class Shares	0.83%
Actual		$1,000.00	$ 983.88	$4.13
Hypothetical**		$1,000.00	$1,020.91	$4.20
Institutional Class Shares	0.62%
Actual		$1,000.00	$ 988.19	$3.09
Hypothetical**		$1,000.00	$1,021.96	$3.14

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

59

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the

60

mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (5.94%), (0.62%) and 2.39%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 0.93%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (6.65%), (1.00%) and 2.19%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 0.02%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (1.74%) and 0.54%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 1.20%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (1.30%) and 0.83%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 1.18%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***The S.E.C. 30-Day Yield shown is for September 2017.

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 1.74%.

61

Portfolio of Investments
GOVERNMENT FUND
September 30, 2017

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—42.5%
	Fannie Mae—29.5%
$15,897M	3%, 12/1/2028 – 6/1/2046	$ 16,247,858
26,135M	3.5%, 4/1/2033 – 4/1/2046	27,102,789
23,932M	4%, 8/1/2026 – 4/1/2047	25,383,176
5,663M	4.5%, 11/1/2040 – 1/1/2042	6,171,811
1,836M	5%, 8/1/2039 – 11/1/2039	2,017,386
1,709M	5.5%, 7/1/2033 – 10/1/2039	1,913,365
		78,836,385
	Freddie Mac—4.6%
271M	3%, 6/1/2021	279,105
4,670M	3.5%, 9/1/2032 – 2/1/2046	4,846,436
5,539M	4%, 6/1/2047	5,836,962
1,108M	5%, 8/1/2039	1,232,868
		12,195,371
	Government National Mortgage Association I
	Program—8.4%
599M	4%, 6/15/2042	652,497
6,679M	4.5%, 9/15/2033 – 6/15/2040	7,260,737
6,805M	5%, 6/15/2033 – 4/15/2040	7,573,189
2,453M	5.5%, 3/15/2033 – 10/15/2039	2,797,177
2,456M	6%, 3/15/2033 – 11/15/2039	2,835,495
1,368M	7%, 6/15/2023 – 4/15/2034	1,467,967
		22,587,062
Total Value of Residential Mortgage-Backed Securities (cost $112,869,509)		113,618,818
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—19.8%
	Fannie Mae—12.7%
2,737M	2.27%, 1/1/2023	2,742,940
5,500M	2.369%, 7/25/2026	5,338,174
4,800M	2.4994%, 9/25/2026	4,701,144
1,300M	2.96%, 11/1/2018	1,313,893
5,167M	2.995%, 11/1/2022	5,323,723
6,900M	3.34%, 2/1/2027	7,250,803
2,700M	3.4%, 6/1/2031	2,750,450
4,500M	3.84%, 5/1/2018	4,515,314
		33,936,441

62

Principal
Amount	Security	Value
	Federal Home Loan Mortgage Corporation—7.1%
	Multi-Family Structured Pass Throughs:
$ 3,700M	1.6072%, 5/25/2024 †	$ 3,709,340
4,500M	1.6717%, 8/25/2027 †	4,507,034
1,830M	2.454%, 8/25/2023	1,837,142
4,330M	2.849%, 3/25/2026	4,335,352
4,700M	3.08%, 1/25/2031	4,726,151
		19,115,019
Total Value of Commercial Mortgage-Backed Securities (cost $54,321,703)		53,051,460
	U.S. GOVERNMENT OBLIGATIONS—14.5%
	U.S. Treasury Bonds:
2,350M	2.75%, 8/15/2047	2,299,374
4,300M	3%, 5/15/2047	4,425,556
1,500M	4.5%, 2/15/2036	1,929,961
	U.S. Treasury Notes:
2,000M	1.125%, 8/31/2021	1,949,648
13,230M	1.375%, 10/31/2020	13,122,242
5,100M	1.5%, 3/31/2023	4,965,727
5,000M	1.75%, 5/31/2022	4,968,065
2,560M	1.875%, 8/31/2022	2,553,851
2,700M	1.875%, 8/31/2024	2,652,275
Total Value of U.S. Government Obligations (cost $39,112,986)		38,866,699
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—6.7%
	Fannie Mae:
1,700M	1.375%, 2/26/2021	1,679,903
5,000M	1.5%, 2/28/2020	4,989,875
	Freddie Mac:
4,300M	1.375%, 5/28/2019	4,293,885
5,000M	3.75%, 3/27/2019	5,166,165
1,800M	Federal Farm Credit Bank, 3%, 9/13/2029	1,785,679
Total Value of U.S. Government Agency Obligations (cost $18,279,308)		17,915,507

63

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2017

Principal
Amount	Security	Value
	COVERED BONDS—5.8%
	Financial Services
$ 4,750M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (a)	$ 4,739,203
5,000M	Royal Bank of Canada, 2.3%, 3/22/2021	5,019,655
5,700M	Toronto-Dominion Bank, 2.5%, 1/18/2022 (a)	5,738,908
Total Value of Covered Bonds (cost $15,456,502)		15,497,766
	TAXABLE MUNICIPAL BONDS—5.6%
4,700M	New York City, NY Trans. Fin. Auth. Rev., 3.21%, 5/1/2029	4,649,710
4,500M	New York State Urban Dev. Corp. Rev., 3.27%, 3/15/2027	4,553,100
1,900M	Texas State Wtr. Dev. Brd. Rev., 3.7%, 10/15/2047 (b)	1,900,323
3,895M	University of North Carolina at Chapel Hill Rev., 3.326%, 12/1/2038	3,819,437
Total Value of Taxable Municipal Bonds (cost $15,015,475)		14,922,570
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—2.2%
5,539M	Fannie Mae, 4%, 2/25/2025 (cost $5,849,301)	5,836,469
Total Value of Investments (cost $260,904,784)	97.1%	259,709,289
Other Assets, Less Liabilities	2.9	7,743,697
Net Assets	100.0%	$267,452,986

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2017.

64

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$113,618,818	$—	$113,618,818
Commercial Mortgage-Backed
Securities	—	53,051,460	—	53,051,460
U.S. Government Obligations	—	38,866,699	—	38,866,699
U.S. Government Agency
Obligations	—	17,915,507	—	17,915,507
Corporate Bonds	—	15,497,766	—	15,497,766
Taxable Municipal Bonds	—	14,922,570	—	14,922,570
Collateralized Mortgage
Obligations	—	5,836,469	—	5,836,469
Total Investments in Securities	$—	$259,709,289	$—	$259,709,289

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	65

Portfolio Manager’s Letter
GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Cash Management Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 0.08% for Class A shares, 0.00% for Class B shares and 0.07% for Institutional shares, including dividends of 0.08 cents per share for Class A shares, none for Class B shares and 0.07 cents per share for Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

66

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Fund

Short-term interest rates have risen by more than 100 basis points (1%) over the last twenty-two months since the Fed exited its zero interest rate policy. The Fed has maneuvered through the onset of this cycle in a very modest and measured pace, raising its benchmark short-term interest rate only four times, 25 basis points (.25%) each time. Historically, the Fed has raised short-term interest rates in an effort to reduce inflationary pressures in the economy. The rate of increases during this cycle has been slower than many past tightening cycles because inflation has remained stubbornly below 2%, the Fed’s longer-run objective. However, the economy continues to grow at a moderate pace and unemployment remains low, registering below 5% since May 2016. Given this economic backdrop and despite slower-than-desired inflation, the Fed is projected to continue to raise rates at a measured pace through the middle of 2019.

Regulatory reforms have caused structural changes in the money markets, as many money market funds, including yours, were driven to invest 100% of their investors’ assets into U.S. Treasury and government securities. Although these reform-driven-changes have likely suppressed returns for those who operate in these low-risk products, these reforms have also undeniably reduced certain types of risks to the investor. The Fund also maintained a weighted-average maturity of fewer than 60 days during the period in order to comply with current SEC rules designed to limit interest rate risk. Foresters Investment Management Company (“FIMCO”) continued to waive certain expenses during the period.

FIMCO expects that the yield to shareholders may continue to increase in the near term. However, the yield is likely to remain low, reflecting the projected interest rate environment.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

67

Fund Expenses (unaudited)
GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.01
Hypothetical**		$1,000.00	$1,023.06	$2.03
Class B Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.01
Hypothetical**		$1,000.00	$1,023.06	$2.03
Institutional Class Shares	0.40%
Actual		$1,000.00	$1,000.00	$2.01
Hypothetical**		$1,000.00	$1,023.06	$2.03

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

68

Portfolio of Investments (continued)
GOVERNMENT CASH MANAGEMENT FUND
September 30, 2017

Principal			Interest
Amount	Security		Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—47.5%
	Fannie Mae:
$ 8,000M	10/23/2017		0.95%		$ 7,995,354
7,000M	11/8/2017		1.03		6,992,416
5,000M	12/27/2017		1.02		4,987,669
	Federal Home Loan Bank:
6,000M	11/3/2017		1.06		5,994,160
4,000M	11/17/2017		1.03		3,994,617
9,000M	11/21/2017		1.01		8,987,175
4,500M	12/6/2017		1.03		4,491,495
5,000M	12/8/2017		1.04		4,990,216
6,000M	12/11/2017		1.04		5,987,684
2,140M	12/20/2017		1.05		2,135,029
5,000M	12/20/2017		1.06		4,988,262
Total Value of U.S. Government Agency Obligations (cost $61,544,077)					61,544,077
	VARIABLE AND FLOATING RATE NOTES—16.0%
	Federal Home Loan Bank:
5,000M	10/20/2017		0.93		5,000,000
10,800M	1/26/2018		1.04		10,799,459
5,000M	2/26/2018		1.16		5,000,776
Total Value of Variable and Floating Rate Notes (cost $20,800,235)					20,800,235
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—36.2%
	U.S. Treasury Bills:
5,000M	10/12/2017		0.87		4,998,675
6,000M	10/19/2017		0.93		5,997,209
4,000M	11/9/2017		1.02		3,995,590
6,000M	11/9/2017		1.04		5,993,257
11,000M	11/16/2017		0.95		10,986,620
5,000M	11/30/2017		1.01		4,991,542
10,000M	12/14/2017		1.02		9,978,982
Total Value of Short-Term U.S. Government Obligations (cost $46,941,875)					46,941,875
Total Value of Investments (cost $129,286,187)**		99.7%			129,286,187
Other Assets, Less Liabilities		.3			348,501
Net Assets		100.0%			$129,634,688

69

Portfolio of Investments (continued)
GOVERNMENT CASH MANAGEMENT FUND
September 30, 2017

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The inter-
est rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2017.
**	Aggregate cost for federal income tax purposes is the same.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$61,544,077	$—	$61,544,077
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	20,800,235	—	20,800,235
Short-Term U.S. Government
Obligations	—	46,941,875	—	46,941,875
Total Investments in Securities	$—	$129,286,187	$—	$129,286,187

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

70	See notes to financial statements

Portfolio Managers’ Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the year ended September 30, 2017. During the period the Fund’s return on a net asset value basis was 4.70% for Class A shares, 5.07% for Advisor class shares and 5.27% for Institutional class shares, including dividends of 15.3 cents per share on Class A shares, 15.9 cents per share for Advisor class shares and 18.9 cents per share for Institutional class shares.

The Fund

In the fourth quarter of 2016, a major sell-off in global fixed income markets unfolded in response to the expected pro-growth agenda of the newly elected Trump administration and evidence of stronger growth in developed countries. Although the Fund had only minimal U.S. dollar exposure, the resultant surge in the U.S. dollar had a significant impact on foreign exchange markets and weighed on results at the onset of the period under review. Dollar strength was indiscriminant at the end of last year, appreciating against most developed- and emerging-market currencies. However, for the remainder of the period, global conditions rebounded into a relatively strong and broad synchronized expansion accompanied by benign inflation, upticks in manufacturing and exports, and a recovery in commodity prices. Dollar stability and better global growth were ideal for emerging bond markets and their currencies. The Fund’s tilt toward these markets explains the favorable performance for the period under review.

In a reversal from the first three months, one of the major alpha drivers for the remainder of the period was broad weakness in the U.S. dollar. The Fund was well positioned for this trend, and currency positions were the greatest contributors to both absolute and relative performance, led by unhedged exposure to the Brazilian real, Mexican peso, and Polish zloty. The peso bottomed around the U.S. inauguration, after which it rallied steadily. Similarly, the real and zloty were helped by the improving backdrop for global growth and emerging economies. A lack of exposure to Japanese government bonds and the yen was also favorable to results for the period.

The Fund maintained a significant underweight to the euro which proved the largest detractor from performance. The euro rallied on positive economic data, European Central Bank rhetoric, and optimism created by signs of a new alliance between French President Macron and German Chancellor Merkel. The Fund expressed an alternative, constructive view of Europe by being long on a basket of currencies, which included peripheral European and Scandinavian currencies, and the British pound. Within this basket, the Norwegian krone was particularly responsive to gains in oil prices, the Swedish krona advanced after inflation drew closer to target, and pound sterling,

71

Portfolio Managers’ Letter (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND

which fell precipitously in the wake of the Brexit vote, surged against strong economic data. Other developed market currencies contributed favorably to returns against the improved economic backdrop and stronger commodity prices, including the Canadian dollar, which hit a two-year high against the U.S. dollar, and the Aussie dollar.

Overweight exposures to medium- and long-duration bonds in higher-yielding, commodity-producing emerging markets, particularly Brazil and Indonesia, also contributed to performance. In both countries, bonds rallied due to synchronized global growth, a weaker U.S. dollar, stabilizing commodity prices, and robust export demand, while needed economic reforms provided further impetus. Overweight exposure to shorter-duration Portuguese government bonds benefited from stronger domestic growth and employment, and a shrinking budget deficit. Southern Europe emerged as a major contributor to growth, and Portuguese bonds received an added boost after the country’s credit rating was upgraded during the period under review.

Looking ahead, our economic view lends itself to longer-duration bonds in higher-yielding, commodity-producing emerging markets like Brazil, South Africa, and Indonesia. In emerging markets, real yields are high and inflation is falling, which is in contrast to the negative real yields in the developed market. Our research validates these markets from a valuation viewpoint and based on our macroeconomic outlook for gradual normalization, a steady-to-weaker U.S. dollar, stable, low inflation, and self-sustaining growth—conditions that are ideal for many fixed income markets in the developing world. Our view is one of a gradual synchronized global economic recovery led by growth that is relatively faster in the rest of the world. We feel the Fund is well positioned if the business cycle normalizes slowly and sustainable global growth continues, backed by ongoing interest rate convergence and dollar weakness. Similar to business cycles of the past, rates rising initially in tandem with increasing economic prosperity will not be an impediment, in our view, but a necessary condition for the business cycle.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

72

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.40%
Actual		$1,000.00	$1,030.41	$7.13
Hypothetical**		$1,000.00	$1,018.05	$7.08
Advisor Class Shares	1.08%
Actual		$1,000.00	$1,050.69	$5.55
Hypothetical**		$1,000.00	$1,019.66	$5.47
Institutional Class Shares	0.94%
Actual		$1,000.00	$1,052.65	$4.84
Hypothetical**		$1,000.00	$1,020.36	$4.76

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

73

Cumulative Performance Information (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the Citigroup World Government Bond ex-U.S. Index (Unhedged).

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the Citigroup World Government Bond ex-U.S. Index (Unhedged) (the “Index”). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the

74

graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been (0.10%) and 0.37%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.05%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***The S.E.C. 30-Day Yield shown is for September 2017.

† The Index return is since the inception of Class A shares. The Index return since inception of the Advisor Class and Institutional Class shares is 0.20%.

75

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2017

Principal
Amount		Security	Value
		SOVEREIGN BONDS—60.2%
		Mexico—13.0%
		United Mexican States:
288M	MXN	7.75%, 11/23/2034	$ 1,679,984
1,180M	MXN	7.75%, 11/13/2042	6,871,021
724M	MXN	8.5%, 5/31/2029	4,468,324
760M	MXN	8.5%, 11/18/2038	4,757,491
			17,776,820
		Poland—7.7%
		Republic of Poland:
4,985M	PLN	2.5%, 7/25/2026	1,285,868
3,675M	PLN	3.25%, 7/25/2019	1,035,526
19,495M	PLN	3.25%, 7/25/2025	5,377,553
9,720M	PLN	4%, 10/25/2023	2,822,902
			10,521,849
		Malaysia—7.5%
		Federation of Malaysia:
14,190M	MYR	3.48%, 3/15/2023	3,314,290
1,750M	MYR	3.62%, 11/30/2021	414,639
7,020M	MYR	3.659%, 10/15/2020	1,674,991
5,045M	MYR	3.882%, 3/10/2022	1,209,211
5,330M	MYR	3.899%, 11/16/2027	1,258,481
890M	MYR	3.9%, 11/30/2026	209,731
2,405M	MYR	3.955%, 9/15/2025	569,011
6,540M	MYR	4.048%, 9/30/2021	1,575,950
			10,226,304
		Australia—5.6%
3,765M	AUD	New South Wales Treasury Corp., 5%, 8/20/2024	3,358,651
3,700M	AUD	Queensland Treasury Corp., 4%, 6/21/2019 (b)	2,998,528
1,490M	AUD	Western Australia Treasury Corp., 7%, 10/15/2019	1,281,347
			7,638,526

76

Principal
Amount		Security	Value
		Brazil—5.1%
		Nota Do Tesouro Nacional:
3M	BRL	10%, 1/1/2025	$ 1,068,563
18M	BRL	10%, 1/1/2027 (c)	5,881,416
			6,949,979
		Portugal—4.4%
		Obrigacoes Do Tesouro:
1,940M	EUR	2.875%, 10/15/2025	2,444,088
2,750M	EUR	4.10%, 4/15/2037	3,570,596
			6,014,684
		United Kingdom—4.4%
4,430M	GBP	United Kingdom Gilt, 1.25%, 7/22/2018	5,977,470
		Indonesia—4.1%
		Republic of Indonesia:
15,300,000M	IDR	9%, 3/15/2029	1,336,445
52,000,000M	IDR	8.375%, 3/15/2034	4,259,336
			5,595,781
		South Africa—3.8%
		Republic of South Africa:
46,785M	ZAR	6.5%, 2/28/2041	2,452,811
4,745M	ZAR	6.75%, 3/31/2021	342,642
35,875M	ZAR	8.75%, 2/28/2048 (c)	2,399,687
			5,195,140
		Peru—2.0%
8,570M	PEN	Bonos De Tesoreria, 6.15%, 8/12/2032 (b)	2,777,883
		Spain—1.4%
1,090M	EUR	Bonos Y Obligaciones Del Estado, 5.15%, 10/31/2044	1,872,567
		Turkey—1.2%
6,140M	TRY	Republic of Turkey, 10.6%, 2/11/2026	1,718,121
Total Value of Sovereign Bonds (cost $89,347,551)			82,265,124

77

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2017

Principal
Amount		Security	Value
		CORPORATE BONDS—14.5%
		United States—12.1%
		Apple, Inc.:
$ 235M	USD	4.5%, 2/23/2036	$ 264,925
1,815M	USD	4.65%, 2/23/2046	2,061,433
1,650M	USD	Citigroup, Inc., 2.0941%, 1/10/2020 (a)	1,662,837
2,055M	USD	Ford Motor Credit Co., LLC, 2.3041%, 1/9/2020 (a)	2,072,772
2,505M	USD	General Motors Financial Co., Inc., 2.2335%, 4/13/2020 (a)	2,519,083
1,505M	USD	HP Enterprise Co., 6.35%, 10/15/2045	1,600,467
735M	USD	JP Morgan Chase Bank NA, 1.7761%, 9/21/2018 (a)	736,985
1,410M	USD	Metropolitan Life Global Funding I, 1.5439%, 9/19/2019 (a)(b)	1,411,452
2,410M	USD	NBCUniversal Enterprise, Inc., 1.6986%, 4/1/2021 (a)(b)	2,417,008
1,760M	USD	Wells Fargo & Co., 2.3389%, 7/26/2021 (a)	1,795,888
			16,542,850
		Australia—2.1%
1,395M	USD	Macquarie Bank, Ltd., 1.6856%, 4/4/2019 (a)(b)(c)	1,395,200
1,500M	USD	National Australia Bank, Ltd., 1.8247%, 5/22/2020 (a)(b)	1,506,977
			2,902,177
		United Kingdom—.3%
380M	USD	BP Capital Markets, PLC, 3.506%, 3/17/2025	392,596
Total Value of Corporate Bonds (cost $19,430,058)			19,837,623
U.S. GOVERNMENT OBLIGATIONS—14.0%
		United States
		U.S. Treasury Notes:
6,840M	USD	1.1128%, 7/31/2019 (a)	6,841,553
12,240M	USD	1.1228%, 4/30/2019 (a)	12,248,935
Total Value of U.S. Government Obligations (cost $19,082,893)			19,090,488
		SUPRANATIONALS—4.7%
		India—3.9%
345,000M	INR	International Finance Corp., 6.45%, 10/30/2018	5,345,725
		Venezuela—.8%
1,075M	USD	Corp. Andina De Formento, 2%, 5/10/2019	1,075,637
Total Value of Supranationals (cost $6,532,467)			6,421,362

78

Principal
Amount		Security	Value
		GOVERNMENT REGIONAL AGENCY—1.4%
		Norway
$ 1,872M	USD	Kommunalbanken AS, 1.6511%, 6/16/2020
		(cost $1,880,822) (a)(b)	$ 1,888,154
		GOVERNMENT GUARANTEED
		PROGRAM—1.0%
		France
1,400M	USD	Dexia Credit Local SA of New York, NY, 1.5161%,
		6/5/2018 (cost $1,400,000) (a)(b)	1,400,104
Total Value of Investments (cost $137,673,791)		95.8%	130,902,855
Other Assets, Less Liabilities		4.2	5,709,609
Net Assets		100.0%	$136,612,464

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2017.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(c)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

79

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2017

At September 30, 2017, International Opportunities Bond Fund had open foreign currency contracts as described below.

The unrealized apprecation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

International Opportunities Bond
						Unrealized
	Settlement	Foreign	Receive			Appreciation
Counterparty	Date	Currency	(Deliver)	Asset	Liability	(Depreciation)
HSBC	10/12/17	NOK	47,500,000	$5,963,965	$5,674,589	$289,376
HSBC	10/23/17	SEK	28,100,000	3,450,012	3,414,110	35,902
CITI	11/2/17	JPY	449,000,000	3,990,224	4,062,521	(72,297)
CITI	11/2/17	JPY	(449,000,000)	4,074,994	3,990,224	84,770
GS	11/6/17	CAD	10,130,000	8,118,613	8,120,305	(1,692)
GS	11/6/17	CAD	(1,890,000)	1,500,075	1,514,727	(14,652)
GS	11/6/17	CAD	(1,420,000)	1,123,602	1,138,048	(14,446)
CITI	11/10/17	EUR	(1,940,000)	2,297,319	2,292,873	4,446
JPM	11/10/17	EUR	(3,410,000)	4,074,329	4,030,256	44,073
JPM	11/10/17	EUR	(1,040,000)	1,234,714	1,229,169	5,545
HSBC	11/15/17	NOK	40,100,000	5,034,842	5,061,246	(26,404)
MSD	11/17/17	AUD	4,900,000	3,843,559	3,849,072	(5,513)
HSBC	12/11/17	SEK	52,700,000	6,470,307	6,663,927	(193,620)
CITI	12/14/17	GBP	5,790,000	7,758,586	7,705,129	53,457
CITI	12/14/17	GBP	1,940,000	2,599,595	2,637,246	(37,651)
		Net Unrealized gain on open foreign exchange contracts				$151,294

A summary of abbreviations for counterparties to foreign exchange contracts are as follows:

BCI	Barclays Capital, Inc.	HSBC	HSBC Bank USA N.A.
CITI	Citigroup Global Markets	JPM	J.P. Morgan Securities, Inc.
GS	Goldman Sachs & Co.	MSD	Morgan Stanley

80

Summary of Abbreviations:
AUD	Australian Dollar
BRL	Brazillian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See notes to financial statements	81

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2017

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$17,776,820	$—	$17,776,820
Poland	—	10,521,849	—	10,521,849
Malaysia	—	10,226,304	—	10,226,304
Australia	—	7,638,526	—	7,638,526
Brazil	—	6,949,979	—	6,949,979
Portugal	—	6,014,684	—	6,014,684
United Kingdom	—	5,977,470	—	5,977,470
Indonesia	—	5,595,781	—	5,595,781
South Africa	—	5,195,140	—	5,195,140
Peru	—	2,777,883	—	2,777,883
Spain	—	1,872,567	—	1,872,567
Turkey	—	1,718,121	—	1,718,121
Corporate Bonds
United States	—	16,542,850	—	16,542,850
Australia	—	2,902,177	—	2,902,177
United Kingdom	—	392,596	—	392,596
U.S. Government Obligations
United States	—	19,090,488	—	19,090,488
Supranational
India	—	5,345,725	—	5,345,725
Venezuela	—	1,075,637	—	1,075,637
Government Regional Agency
Norway	—	1,888,154	—	1,888,154
Government Guaranteed Program
France	—	1,400,104	—	1,400,104
Total Investments in Securities	$—	$130,902,855	$—	$130,902,855
Other Financial Instruments*	$—	$151,294	$—	$151,294

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

During the year ended September 30, 2017, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

82	See notes to financial statements

Portfolio Manager’s Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 0.97% for Class A shares, 0.12% for Class B shares, 1.32% for Advisor Class shares and 1.41% for Institutional Class shares, including dividends of 33.0 cents per share on Class A shares, 22.8 cents per share on Class B shares, 35.4 cents per share on Advisor Class shares and 37.2 cents per share on Institutional Class shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will

83

Portfolio Manager’s Letter (continued)
INVESTMENT GRADE FUND

raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

84

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund

The Fund invests in investment grade fixed-income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 4.8% of its assets invested in high yield securities and less than 1.0% invested in U.S. Treasuries.

The Fund underperformed the BofA ML Corporate Index during the review period. The relative underperformance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the highest returns during the review period. The Fund benefited from its overweight in the Basic Materials sector, particularly metals and mining issuers, which had the highest returns among different industry groups.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

85

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.04%
Actual		$1,000.00	$ 994.84	$5.20
Hypothetical**		$1,000.00	$1,019.86	$5.27
Class B Shares	1.89%
Actual		$1,000.00	$1,001.16	$9.48
Hypothetical**		$1,000.00	$1,015.59	$9.55
Advisor Class Shares	0.70%
Actual		$1,000.00	$1,013.23	$3.53
Hypothetical**		$1,000.00	$1,021.56	$3.55
Institutional Class Shares	0.62%
Actual		$1,000.00	$1,014.07	$3.13
Hypothetical**		$1,000.00	$1,021.96	$3.14

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

86

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund

87

Cumulative Performance Information (unaudited) (continued)
INVESTMENT GRADE FUND

portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.15%), 1.68% and 4.11%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 1.63%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.90%), 1.24% and 3.92%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 0.83%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.21% and 2.65%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 2.06%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 1.30% and 2.82%, respectively, and the S.E.C. 30-Day Yield for September 2017 would have been 2.12%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

***The S.E.C. 30-day yield shown is for September 2017.

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 3.63%.

88

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—97.5%
	Aerospace/Defense—1.5%
$ 5,000M	Rockwell Collins, Inc., 3.2%, 3/15/2024	$ 5,099,740
4,000M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	4,144,148
		9,243,888
	Automotive—.6%
4,000M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	4,016,384
	Chemicals—2.8%
4,000M	Agrium, Inc., 3.375%, 3/15/2025	4,030,780
4,020M	Dow Chemical Co., 3.5%, 10/1/2024	4,152,153
4,000M	LYB International Finance Co. BV, 3.5%, 3/2/2027	3,986,456
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,645,810
		17,815,199
	Consumer Non-Durables—.3%
1,800M	Newell Brands, Inc., 4.2%, 4/1/2026	1,897,454
	Energy—11.8%
8,600M	BP Capital Markets, PLC, 3.216%, 11/28/2023	8,817,064
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	5,415,285
5,000M	Continental Resources, Inc., 5%, 9/15/2022	5,100,000
3,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	3,002,175
4,000M	Enable Midstream Partners, LP, 4.4%, 3/15/2027	4,076,108
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,230,040
1,800M	EQT Corp., 2.5%, 10/1/2020 (b)	1,807,960
	Kinder Morgan Energy Partners, LP:
3,000M	3.5%, 3/1/2021	3,076,620
5,000M	3.45%, 2/15/2023	5,061,720
	Magellan Midstream Partners, LP:
5,000M	5%, 3/1/2026	5,572,680
2,700M	4.2%, 10/3/2047 (b)	2,678,646
1,800M	Marathon Oil Corp., 3.85%, 6/1/2025	1,790,393
4,300M	Noble Energy, Inc., 3.85%, 1/15/2028	4,317,393
4,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	4,044,644
5,800M	Spectra Energy, LLC, 6.2%, 4/15/2018	5,924,242
	Valero Energy Corp.:
4,000M	9.375%, 3/15/2019	4,405,456
3,000M	6.625%, 6/15/2037	3,796,533
		74,116,959

89

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2017

Principal
Amount	Security	Value
	Financial Services—12.7%
$ 2,000M	American Express Co., 7%, 3/19/2018	$ 2,050,092
	American International Group, Inc.:
3,700M	3.75%, 7/10/2025	3,827,261
2,000M	4.7%, 7/10/2035	2,153,430
5,400M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	5,892,507
4,300M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	4,514,966
4,500M	Brookfield Finance, Inc., 4%, 4/1/2024	4,667,449
2,400M	Compass Bank, 6.4%, 10/1/2017	2,400,000
3,750M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	4,006,342
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	6,986,693
5,000M	GE Capital International Funding Services, Ltd.,
	4.418%, 11/15/2035	5,447,335
6,400M	General Electric Capital Corp., 4.65%, 10/17/2021	7,012,320
4,000M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	4,349,480
4,500M	International Lease Finance Corp., 8.25%, 12/15/2020	5,269,563
5,000M	Key Bank NA, 3.4%, 5/20/2026	4,985,035
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,372,436
3,000M	National City Corp., 6.875%, 5/15/2019	3,229,554
4,550M	Protective Life Corp., 7.375%, 10/15/2019	4,996,400
3,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	3,272,901
		79,433,764
	Financials—25.2%
	Bank of America Corp.:
5,925M	5%, 5/13/2021	6,452,331
5,250M	4.1%, 7/24/2023	5,597,508
4,725M	5.875%, 2/7/2042	6,078,264
	Barclays Bank, PLC:
2,000M	5.125%, 1/8/2020	2,128,406
3,800M	3.75%, 5/15/2024	3,948,409
3,200M	Capital One Financial Corp., 3.75%, 4/24/2024	3,309,334
	Citigroup, Inc.:
2,250M	8.5%, 5/22/2019	2,483,251
6,200M	4.5%, 1/14/2022	6,676,148
5,000M	3.7%, 1/12/2026	5,135,455
4,000M	3.4%, 5/1/2026	4,016,052
	Deutsche Bank AG:
2,700M	3.375%, 5/12/2021	2,754,130
3,000M	3.7%, 5/30/2024	3,047,748

90

Principal
Amount	Security	Value
	Financials (continued)
	Goldman Sachs Group, Inc.:
$ 1,800M	2.35%, 11/15/2021	$ 1,786,343
5,900M	5.75%, 1/24/2022	6,616,561
3,000M	3.625%, 1/22/2023	3,112,074
2,000M	2.905%, 7/24/2023	2,003,670
2,700M	3.272%, 9/29/2025	2,707,714
4,700M	3.5%, 11/16/2026	4,717,700
4,550M	6.125%, 2/15/2033	5,729,228
	JPMorgan Chase & Co.:
3,200M	6%, 1/15/2018	3,240,864
5,000M	4.5%, 1/24/2022	5,420,750
9,450M	3.54%, 5/1/2028	9,547,666
3,000M	6.4%, 5/15/2038	4,004,670
	Morgan Stanley:
11,500M	5.5%, 7/28/2021	12,767,277
3,000M	4%, 7/23/2025	3,165,978
3,600M	3.625%, 1/20/2027	3,653,204
	U.S. Bancorp:
4,000M	3.6%, 9/11/2024	4,164,776
2,700M	3.1%, 4/27/2026	2,690,391
4,000M	UBS AG, 4.875%, 8/4/2020	4,293,944
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	3,153,162
5,000M	Visa, Inc., 3.15%, 12/14/2025	5,127,920
	Wells Fargo & Co.:
8,600M	3.45%, 2/13/2023	8,818,199
6,500M	4.75%, 12/7/2046	7,153,647
2,350M	Wells Fargo Bank NA, 5.85%, 2/1/2037	2,949,741
		158,452,515
	Food/Beverage/Tobacco—4.8%
	Anheuser-Busch InBev Finance, Inc.:
4,000M	3.65%, 2/1/2026	4,145,276
4,000M	4.9%, 2/1/2046	4,536,276
4,000M	Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	4,234,864
5,225M	Bunge Limited Finance Corp., 8.5%, 6/15/2019	5,773,374
6,000M	Ingredion, Inc., 4.625%, 11/1/2020	6,406,686
5,000M	PepsiCo, Inc., 3.45%, 10/6/2046	4,756,755
		29,853,231
	Food/Drug—.7%
4,000M	CVS Health Corp., 3.875%, 7/20/2025	4,178,872

91

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2017

Principal
Amount	Security	Value
	Forest Products/Containers—.4%
$ 2,500M	Rock-Tenn Co., 4.9%, 3/1/2022	$ 2,722,377
	Health Care—1.9%
3,100M	Biogen, Inc., 6.875%, 3/1/2018	3,166,647
4,050M	Express Scripts Holding Co., 4.75%, 11/15/2021	4,398,264
4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	4,163,476
		11,728,387
	Information Technology—2.0%
8,550M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	8,984,272
3,500M	Oracle Corp., 2.4%, 9/15/2023	3,483,060
		12,467,332
	Manufacturing—2.1%
	CRH America, Inc.:
5,000M	8.125%, 7/15/2018	5,240,000
2,250M	3.4%, 5/9/2027 (a)	2,264,726
5,000M	Johnson Controls International, PLC, 5%, 3/30/2020	5,327,710
		12,832,436
	Media-Broadcasting—2.0%
1,800M	ABC, Inc., 8.75%, 8/15/2021	2,171,333
3,950M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	4,270,558
5,800M	Comcast Corp., 4.25%, 1/15/2033	6,247,470
		12,689,361
	Media-Diversified—.6%
4,000M	Time Warner, Inc., 3.6%, 7/15/2025	4,020,868
	Metals/Mining—3.1%
5,000M	Arconic, Inc., 6.15%, 8/15/2020	5,479,970
	Glencore Funding, LLC:
4,000M	4.125%, 5/30/2023 (a)	4,169,444
5,000M	4.625%, 4/29/2024 (a)	5,307,500
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,421,836
		19,378,750

92

Principal
Amount	Security	Value
	Real Estate—9.1%
$ 4,600M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	$ 4,694,696
4,000M	Boston Properties, LP, 5.875%, 10/15/2019	4,277,492
	Digital Realty Trust, LP:
2,700M	5.25%, 3/15/2021	2,934,436
2,700M	4.75%, 10/1/2025	2,930,691
2,800M	Duke Realty Corp., 3.25%, 6/30/2026	2,774,159
4,000M	ERP Operating, LP, 3.375%, 6/1/2025	4,090,356
3,500M	Essex Portfolio, LP, 3.875%, 5/1/2024	3,644,112
2,200M	HCP, Inc., 4.25%, 11/15/2023	2,337,867
	Prologis, LP:
2,000M	3.35%, 2/1/2021	2,072,244
1,125M	3.75%, 11/1/2025	1,179,295
	Realty Income Corp.:
5,528M	3.25%, 10/15/2022	5,665,028
1,800M	4.125%, 10/15/2026	1,867,592
3,000M	Simon Property Group, LP, 3.375%, 10/1/2024	3,071,562
5,000M	Tanger Properties, LP, 3.125%, 9/1/2026	4,706,105
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,282,436
6,500M	Welltower, Inc., 4%, 6/1/2025	6,787,248
		57,315,319
	Retail-General Merchandise—2.3%
	Amazon.com, Inc.:
1,800M	3.15%, 8/22/2027	1,816,603
4,000M	4.8%, 12/5/2034	4,544,236
1,300M	4.05%, 8/22/2047 (a)	1,330,577
5,300M	Home Depot, Inc., 5.875%, 12/16/2036	6,897,144
		14,588,560
	Telecommunications—2.3%
	AT&T, Inc.:
4,500M	4.25%, 3/1/2027	4,640,521
2,700M	5.3%, 8/14/2058	2,740,740
7,100M	Verizon Communications, Inc., 4.272%, 1/15/2036	6,996,979
		14,378,240

93

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2017

Principal
Amount	Security	Value
	Transportation—2.5%
$ 4,000M	Burlington Northern Santa Fe, LLC, 5.15%, 9/1/2043	$ 4,770,524
3,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	3,270,396
5,800M	Southwest Airlines Co., 3%, 11/15/2026	5,676,234
1,800M	Union Pacific Corp., 3.6%, 9/15/2037	1,825,292
		15,542,446
	Utilities—8.8%
5,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	5,346,220
3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	3,067,776
3,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	3,086,700
3,150M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	3,275,263
4,000M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	4,101,240
6,246M	Great River Energy, 4.478%, 7/1/2030 (a)	6,756,669
3,000M	MidAmerican Energy Co., 3.95%, 8/1/2047	3,127,461
3,850M	Ohio Power Co., 5.375%, 10/1/2021	4,286,752
4,550M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	4,568,487
4,000M	ONEOK, Inc., 7.5%, 9/1/2023	4,797,160
1,800M	Peco Energy Co., 3.7%, 9/15/2047	1,806,466
1,736M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	1,725,637
4,000M	Sempra Energy, 9.8%, 2/15/2019	4,411,380
4,000M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	4,718,112
		55,075,323
Total Value of Corporate Bonds (cost $594,169,410)		611,747,665
	PASS-THROUGH CERTIFICATES—.7%
	Transportation
4,500M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029
	(cost $4,500,000)	4,579,200
Total Value of Investments (cost $598,669,410)	98.2%	616,326,865
Other Assets, Less Liabilities	1.8	11,294,954
Net Assets	100.0%	$627,621,819

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

Summary of Abbreviations:
	PTT	Pass-Through Trust

94

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$611,747,665	$—	$611,747,665
Pass-Through Certificates	—	4,579,200	—	4,579,200
Total Investments in Securities*	$—	$616,326,865	$—	$616,326,865

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	95

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration High Quality Bond Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 0.22% for Class A shares, 0.54% for Advisor Class shares and 0.77% for Institutional Class shares, including dividends of 21.0 cents per share on Class A shares, 24.0 cents per share on Advisor Class shares and 25.2 cents per share on Institutional Class shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

96

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The

97

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund

The 1–5 year broad bond market returned 0.40%, according to the BofA ML1–5 Year US Broad Market Index. Low-rated bonds outperformed higher-rated bonds within the 1–5 year broad investment grade market, especially 3–5 year maturities. As such, yield curve positioning, as well as the level of credit risk taken by an investor, were key performance drivers during the review period. 1–5 year investment grade corporate bonds had returns of 1.82%, 0–5 year mortgage-backed bonds posted returns of –0.06%. AAA-A fixed rate asset-backed securities had total returns of 1.31%, 1–5 year Treasuries had total returns of –0.06% and 1–5 year agency bonds had total returns gaining 0.38%.

The Fund underperformed the BofA ML1-5 Year US Broad Market Index during the period under review. The Fund’s underperformance was driven by three main factors. First, the Fund was overweight asset-backed securities relative to the Index. Second, the Fund’s exposure to the 15-year agency MBS sector was a drag on relative performance, as lower coupon agency MBS (2.5% and 3%) lagged due to extension risk, as intermediate yields rose by more than 75 basis points during the review period. Lastly, the Fund had less exposure to 3–5 year BBB investment grade corporate securities for a greater part of the period under review. BBBs had the best performance within the investment grade universe, especially 3–5 year maturities.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

98

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.05%
Actual		$1,000.00	$ 992.65	$5.25
Hypothetical**		$1,000.00	$1,019.81	$5.32
Advisor Class Shares	0.75%
Actual		$1,000.00	$1,005.36	$3.77
Hypothetical**		$1,000.00	$1,021.31	$3.80
Institutional Class Shares	0.60%
Actual		$1,000.00	$1,007.70	$3.02
Hypothetical**		$1,000.00	$1,022.06	$3.04

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

99

Cumulative Performance Information (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Limited Duration High Quality Bond Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch 1–5 Year U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Limited Duration Fund (Class A shares) beginning 5/19/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class and Institutional

100

Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.5% and assume the current sales charge of 2.5% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been (2.48%) and (1.16%), respectively and the S.E.C. 30-Day Yield for September 2017 would have been 0.92%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.27% and 0.49%, respectively and the S.E.C. 30-Day Yield for September 2017 would have been 1.13%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 0.55% and 0.00%, respectively and the S.E.C. 30-Day Yield for September 2017 would have been 1.36%.

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 5/19/14 (commencement of operations).

***The S.E.C. 30-Day Yield shown is for September 2017.

101

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2017

Principal
Amount	Security	Value
	CORPORATE BONDS—74.0%
	Aerospace/Defense—.7%
$1,000M	Honeywell International, Inc., 1.85%, 11/1/2021	$ 988,521
	Automotive—3.7%
900M	BMW U.S. Capital, LLC, 1.85%, 9/15/2021 (a)	884,719
	Daimler Finance NA, LLC:
1,000M	2.25%, 7/31/2019 (a)	1,004,568
1,000M	2.45%, 5/18/2020 (a)	1,007,406
2,000M	O’Reilly Automotive, Inc., 4.625%, 9/15/2021	2,149,746
		5,046,439
	Chemicals—.8%
1,000M	Dow Chemical Co., 4.25%, 11/15/2020	1,056,608
	Energy—2.2%
1,998M	BP Capital Markets, PLC, 3.216%, 11/28/2023	2,048,430
1,000M	Shell International Finance BV, 1.375%, 5/10/2019	996,659
		3,045,089
	Financial Services—9.0%
500M	American Express Co., 7%, 3/19/2018	512,523
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,075,510
1,000M	BlackRock, Inc., 5%, 12/10/2019	1,067,303
1,000M	Capital One NA, 2.25%, 9/13/2021	987,281
500M	ERAC USA Finance, LLC, 6.375%, 10/15/2017 (a)	500,774
1,825M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	1,861,580
1,500M	Protective Life Corp., 7.375%, 10/15/2019	1,647,165
700M	Prudential Financial, Inc., 7.375%, 6/15/2019	763,677
	Siemens Financieringsmaatschappij NV:
750M	1.45%, 5/25/2018 (a)	749,780
1,000M	1.7%, 9/15/2021 (a)	982,892
1,025M	State Street Bank & Trust Co., 5.25%, 10/15/2018	1,060,490
1,000M	UnitedHealth Group, Inc., 2.7%, 7/15/2020	1,020,299
		12,229,274
	Financials—30.6%
	Bank of America Corp.:
1,400M	5.65%, 5/1/2018	1,432,172
1,000M	2.369%, 7/21/2021	1,000,748
500M	2.881%, 4/24/2023	502,701

102

Principal
Amount	Security	Value
	Financials (continued)
$ 900M	Bank of Montreal, 1.9%, 8/27/2021	$ 888,227
900M	Bank of New York Mellon Corp., 2.05%, 5/3/2021	896,413
1,950M	Bank of Nova Scotia, 1.875%, 9/20/2021 (a)	1,913,911
700M	Barclays Bank, PLC, 6.75%, 5/22/2019	753,147
2,000M	Capital One Financial Corp., 3.05%, 3/9/2022	2,024,888
	Citigroup, Inc.:
500M	6.125%, 11/21/2017	502,999
250M	8.5%, 5/22/2019	275,917
1,000M	2.65%, 10/26/2020	1,011,018
1,000M	2.75%, 4/25/2022	1,005,861
1,000M	2.876%, 7/24/2023	1,002,390
1,850M	Citizens Bank, 2.25%, 3/2/2020	1,853,493
	Danske Bank A/S:
1,000M	2%, 9/8/2021 (a)	985,353
800M	2.7%, 3/2/2022 (a)	804,880
1,900M	Deutsche Bank AG of New York, 2.7%, 7/13/2020	1,908,976
1,000M	DNB Bank ASA, 2.375%, 6/2/2021 (a)	996,930
	Goldman Sachs Group, Inc.:
1,000M	2.6%, 12/27/2020	1,008,629
1,000M	5.75%, 1/24/2022	1,121,451
1,000M	2.36611%, 6/5/2023	1,006,422
1,000M	ING Groep NV, 3.15%, 3/29/2022	1,020,090
	JPMorgan Chase & Co.:
750M	6%, 1/15/2018	759,578
2,000M	4.5%, 1/24/2022	2,168,300
	Lloyds Bank, PLC:
1,000M	6.375%, 1/21/2021	1,125,193
800M	3%, 1/11/2022	807,428
	Morgan Stanley:
3,000M	5.5%, 7/28/2021	3,330,594
500M	2.48694%, 1/20/2022	507,275
1,000M	Northern Trust Co., 6.5%, 8/15/2018	1,040,608
1,340M	Santander U.K., PLC, 2%, 8/24/2018	1,342,657
1,300M	U.S. Bank NA, 2.125%, 10/28/2019	1,309,429
	UBS AG:
600M	5.875%, 12/20/2017	605,603
1,000M	1.8%, 3/26/2018	1,001,694
2,000M	UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (a)	2,049,888
1,500M	Wells Fargo & Co., 3.45%, 2/13/2023	1,538,058
		41,502,921

103

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2017

Principal
Amount	Security	Value
	Food/Beverage/Tobacco—4.6%
$ 900M	Anheuser-Busch InBev Finance, Inc., 1.9%, 2/1/2019	$ 902,620
2,500M	Bunge Limited Finance Corp., 8.5%, 6/15/2019	2,762,380
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,067,781
900M	Mead Johnson Nutrition Co., 3%, 11/15/2020	925,036
500M	Philip Morris International, Inc., 5.65%, 5/16/2018	512,744
		6,170,561
	Forest Products/Containers—.7%
900M	Georgia-Pacific, LLC, 3.163%, 11/15/2021 (a)	920,549
	Health Care—1.4%
900M	AstraZeneca, PLC, 2.375%, 6/12/2022	893,328
1,000M	Gilead Sciences, Inc., 2.55%, 9/1/2020	1,018,207
		1,911,535
	Information Technology—4.8%
900M	Apple, Inc., 2.5%, 2/9/2022	912,465
2,000M	Cisco Systems, Inc., 2.2%, 9/20/2023	1,974,370
	Diamond 1 Finance Corp.:
750M	3.48%, 6/1/2019 (a)	765,201
900M	4.42%, 6/15/2021 (a)	945,713
1,000M	Oracle Corp., 1.9%, 9/15/2021	993,266
900M	QUALCOMM, Inc., 2.6%, 1/30/2023	902,786
		6,493,801
	Manufacturing—.2%
250M	CRH America, Inc., 8.125%, 7/15/2018	262,000
	Real Estate—5.5%
870M	American Tower Trust I, 3.07%, 3/15/2023 (a)	873,563
1,000M	Boston Properties, LP, 5.875%, 10/15/2019	1,069,373
900M	Digital Realty Trust, LP, 2.75%, 2/1/2023	897,127
1,250M	Realty Income Corp., 3.25%, 10/15/2022	1,280,985
650M	Ventas Realty, LP, 4%, 4/30/2019	666,850
1,500M	WEA Finance, LLC, 3.15%, 4/5/2022 (a)	1,518,930
1,000M	Welltower, Inc., 6.125%, 4/15/2020	1,097,710
		7,404,538
	Retail-General Merchandise—1.4%
1,900M	Amazon.com, Inc., 2.4%, 2/22/2023 (a)	1,897,733

104

Principal
Amount	Security	Value
	Telecommunications—1.8%
	AT&T, Inc.:
$ 500M	5.875%, 10/1/2019	$ 537,461
500M	2.45%, 6/30/2020	503,887
1,400M	Verizon Communications, Inc., 1.75%, 8/15/2021	1,371,656
		2,413,004
	Transportation—1.5%
1,000M	Heathrow Funding, Ltd., 4.875%, 7/15/2021 (a)	1,073,657
1,000M	Southwest Airlines Co., 2.65%, 11/5/2020	1,014,094
		2,087,751
	Utilities—5.1%
500M	Arizona Public Service Co., 8.75%, 3/1/2019	546,292
500M	Consolidated Edison Co. of New York, 7.125%, 12/1/2018	530,072
500M	Entergy Gulf States Louisiana, LLC, 6%, 5/1/2018	512,447
	Exelon Generation Co., LLC:
1,000M	6.2%, 10/1/2017	1,000,000
1,000M	3.4%, 3/15/2022	1,025,310
1,000M	Ohio Power Co., 6.05%, 5/1/2018	1,025,267
500M	Public Service Electric and Gas Co., 1.8%, 6/1/2019	500,225
501M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	498,517
500M	Sempra Energy, 9.8%, 2/15/2019	551,423
700M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	699,094
		6,888,647
Total Value of Corporate Bonds (cost $100,136,436)		100,318,971
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—12.0%
	Fannie Mae—8.4%
1,526M	2.5%, 5/1/2030 – 8/1/2030	1,542,004
4,562M	3%, 8/1/2026 – 5/1/2032	4,696,387
4,848M	3.5%, 12/1/2025 – 12/1/2029	5,074,562
		11,312,953
	Freddie Mac—3.6%
4,396M	3%, 8/1/2027 – 12/1/2031 (b)	4,521,506
377M	3.5%, 12/1/2025	396,146
		4,917,652
Total Value of Residential Mortgage-Backed Securities (cost $16,322,549)		16,230,605

105

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
September 30, 2017

Principal
Amount	Security	Value
	COVERED BONDS—7.5%
	Financials
$1,500M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (a)	$ 1,496,590
3,500M	Royal Bank of Canada, 2.2%, 9/23/2019	3,519,313
2,750M	Stadshypotek AB, 1.875%, 10/2/2019 (a)	2,741,420
2,500M	Toronto-Dominion Bank, 1.95%, 4/2/2020 (a)	2,493,958
Total Value of Covered Bonds (cost $10,298,520)		10,251,281
	U.S. GOVERNMENT OBLIGATIONS—4.6%
	U.S. Treasury Notes:
1,680M	1%, 3/15/2019	1,670,123
2,000M	1.125%, 7/31/2021	1,951,640
2,220M	1.375%, 4/30/2020	2,209,291
420M	1.75%, 6/30/2022	416,989
Total Value of U.S. Government Obligations (cost $6,309,406)		6,248,043
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.5%
1,000M	Federal Farm Credit Bank, 2.22%, 11/25/2022	998,377
1,000M	Freddie Mac, 1.375%, 5/1/2020	994,917
Total Value of U.S. Government Agency Obligations (cost $1,992,721)		1,993,294
Total Value of Investments (cost $135,059,632)	99.6%	135,042,194
Other Assets, Less Liabilities	.4	501,979
Net Assets	100.0%	$135,544,173

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

106

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$100,318,971	$—	$100,318,971
Residential Mortgage-Backed
Securities	—	16,230,605	—	16,230,605
Covered Bonds	—	10,251,281	—	10,251,281
U.S. Government Obligations	—	6,248,043	—	6,248,043
U.S. Government Agency
Obligations	—	1,993,294	—	1,993,294
Total Investments in Securities*	$—	$135,042,194	$—	$135,042,194

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	107

Portfolio Manager’s Letter
STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 3.73% for Class A shares and 4.14% for Advisor Class shares, including dividends of 29.7 cents per share on Class A shares and 33.4 cents per share on Advisor Class shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

108

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period,

109

Portfolio Manager’s Letter (continued)
STRATEGIC INCOME FUND

returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund

The Fund can invest through institutional class shares in a number of First Investors Funds (“Underlying Funds”). The average allocations to Underlying Funds as a percentage of the Fund’s net assets, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period were:

	Average Allocations,		Allocations,
	Review Period	Total Return	9/30/17
Covered Call Strategy Fund	2.9%	9.77%	3.1%
Equity Income Fund	0.8%	14.84%	0.0%
Floating Rate Fund	12.0%	3.87%	12.5%
Fund For Income	37.4%	7.59%	37.6%
Government Fund	2.6%	-1.18%	0.0%
International Opportunities
Bond Fund	4.3%	5.27%	4.9%
Investment Grade Fund	18.3%	1.41%	14.9%
Limited Duration High
Quality Bond Fund	16.3%	0.77%	25.0%
Tax Exempt Income Fund	0.6%	0.45%	0.0%
Cash	4.8%	0.00%	2.0%

110

For the review period, the Fund returned 3.73% on Class A shares, compared to .02% for its benchmark, the BofA ML US Broad Market Index. In general, the Fund benefited from an overweight in underlying funds that performed well in an environment of stable economic growth, and an underweight in underlying funds that performed relatively poorly in a rising interest rate environment. Specifically, the Fund’s largest investment during the review period was in the First Investors Fund For Income, a high yield bond fund. High yield bonds were the best performing sector of the fixed income market. The Fund also benefited from its investment in the First Investors Floating Rate Fund. The Floating Rate Fund performed well in a rising interest rate environment due to its minimal interest rate risk.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

111

Fund Expenses (unaudited)
STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	0.57%
Actual*		$1,000.00	$1,024.88	$2.89
Hypothetical**		$1,000.00	$1,022.21	$2.89
Advisor Class Shares	0.19%
Actual*		$1,000.00	$1,044.13	$0.97
Hypothetical**		$1,000.00	$1,024.12	$0.96

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY FIRST INVESTORS UNDERLYING FUNDS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

112

Cumulative Performance Information (unaudited)
STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Broad Market Index.

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

113

Cumulative Performance Information (unaudited) (continued)
STRATEGIC INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since this class is sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 1.25%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.55%.

Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

114

Portfolio of Investments
STRATEGIC INCOME FUND
September 30, 2017

Shares or
Principal
Amount	Security	Value
	MUTUAL FUNDS—97.9%
	First Investors Income Funds—94.8%
2,116,830	Floating Rate Fund – Institutional Class Shares	$ 20,469,742
24,252,191	Fund For Income – Institutional Class Shares	61,600,564
838,186	International Opportunities Bond Fund- Institutional Class Shares	8,038,209
2,513,571	Investment Grade Fund – Institutional Class Shares	24,331,372
4,292,273	Limited Duration High Quality Bond Fund – Institutional
	Class Shares	40,862,439
		155,302,326
	First Investors Equity Funds—3.1%
446,068	Covered Call Strategy Fund – Institutional Class Shares	4,982,580
Total Value of Mutual Funds (cost $163,005,182)		160,284,906
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.9%
	Federal Home Loan Bank:
$1,000M	1.01%, 10/10/2017	999,782
500M	1.005%, 10/17/2017	499,796
Total Value of Short-Term U.S. Government Agency Obligations (cost $1,499,524)		1,499,578
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.5%
750M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $749,513)	749,534
Total Value of Investments (cost $165,254,219)	99.3%	162,534,018
Other Assets, Less Liabilities	.7	1,217,974
Net Assets	100.0%	$163,751,992

115

Portfolio of Investments (continued)
STRATEGIC INCOME FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
First Investors Income Funds	$155,302,326	$—	$—	$155,302,326
First Investors Equity Funds	4,982,580	—	—	4,982,580
Short-Term U.S. Government
Agency Obligations	—	1,499,578	—	1,499,578
Short-Term U.S. Government
Obligations	—	749,534	—	749,534
Total Investments in Securities	$160,284,906	$2,249,112	$—	$162,534,018

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

116	See notes to financial statements

Portfolio Managers’ Letter
COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Covered Call Strategy Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 9.17% for Class A shares, 9.62% for Advisor Class shares and 9.77% for Institutional Class shares, including dividends of 11.0 cents per share for Class A shares, 15.2 cents per share for Advisor Class shares and 16.8 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 1.7 cents per share on each class of shares.

Market Environment

S&P 500 earnings growth has been strong in recent quarters, up nearly 20% year-over-year. Due to the “earnings recession” last year, the 2-year annualized growth rate of quarterly earnings is more informative of underlying strength, growing near 5% annually over the period, close to its historical average. The post-election “Trump trades” have largely unwound, as the slow political process has reduced market expectations of accomplishing campaign promises (tax reform, infrastructure, healthcare legislation). The market does not appear to expect any significant progress on corporate tax reform, as high effective tax rate stocks have underperformed the market by a wide margin this year, giving up all of their post-election gains.

Despite the political dysfunction in Washington, the S&P 500 has returned 14.2% this year, supported by strong earnings growth, which is expected to continue, as well as deregulation. The underlying fundamentals have remained strong, with unemployment at 4.2% (the lowest in 17 years), consumer confidence remaining near 14-year highs this year, and the ISM Manufacturing Index at the highest level since 2004.

The market’s valuation does pose some potential risk, as the S&P 500 trailing P/E ratio is an above average 21.6. We believe this risk can be somewhat alleviated by moving ones equity allocation into more attractively valued stocks, and writing call options for downside protection. The S&P 500 Growth Index’s trailing P/E ratio was 24.9 at quarter-end (36.6% above its 10-year average), while the S&P 500 Value Index had a trailing P/E ratio of 18.5 (13.6% above its 10-year average). Reasonably priced large-cap value stocks can offer an attractive risk/reward profile, especially when combined with call premiums that can help stabilize returns and provide downside protection. This covered call strategy should be considered a core equity holding. It can be used to help reduce the volatility of an overall equity allocation, or to allow more optimistic investors to allocate to more aggressive equity strategies in a low beta/high beta approach.

117

Portfolio Managers’ Letter (continued)
COVERED CALL STRATEGY FUND

The Fund

During the third quarter, the First Investors Covered Call Strategy Fund returned 2.90% gross of fees, an excess return of 36 basis points over the covered call benchmark (BXM Index) return of 2.54%. The excess return was due entirely to call option selection, as the call options in the Fund outperformed the call options in the benchmark by 135 basis points. The benchmark writes index call options, which had an implied volatility of 6.6% at quarter-end, the lowest level since our data for implied volatility began in 2005. In contrast, the covered call fund writes single stock call options, which tend to provide more income and downside protection (the average implied volatility of the call options in the Fund was 18.9% at quarter-end). The stocks in the Fund, being more value-oriented, performed in line with the large-cap value index during the quarter, but underperformed the S&P 500 by 100 basis points. During the quarter, stock selection made a positive contribution to returns in the Materials sector, but detracted from returns in Technology and Healthcare. Allocation made a positive contribution overall during the third quarter, as the Fund was underweight the worst performing sectors: Consumer Staples and Consumer Discretionary.

Year-to-date, the stocks in the Fund outperformed the S&P 500 Value Index by 44 bps, due to positive sector allocation. However, the value oriented stocks in the Fund underperformed the S&P 500 by 532 basis points this year, as the S&P 500 Value Index underperformed by 574 basis points. Growth stocks have outperformed this year, but valuations of such stocks have become unattractive. As a result, the Fund is underweight these stocks. The call options in the Fund outperformed the benchmark call options by 335 basis points year-to-date due to positive strike price selection and the income advantages of single stock call options.

Outlook

Given the stock market rally, market valuations, and uncertainties from Congress, we are likely to keep call option strike prices closer to existing stock prices on most of the portfolio in order to gain somewhat more call income and downside protection. At the beginning of the year, the call option portfolio was 3.9% above existing stock prices, while at March 31st the number was 2.8%, and at the beginning of the fourth quarter it was 0.3%. However, stocks which have more upside potential, such as bank stocks and certain undervalued stocks, will have strike prices further above existing stock prices. The Trump administration has been pursuing deregulation unilaterally, which is likely to benefit financial companies, and all banks passed the latest Federal Reserve “stress tests,” meaning more capital will be returned to shareholders.

In addition to an overweight in Financials, we have positioned the portfolio toward stocks likely to benefit from a gradually improving economy, higher interest rates,

118

and the industrial/manufacturing recovery that has gained traction. The S&P 500’s valuation is likely to be a headwind to stock price appreciation unless Congress can agree upon tax policy changes, which would boost earnings. The ten largest “low volatility” U.S. equity funds have an above average trailing P/E ratio of 22.2 versus the S&P 500 at 21.6 and our Fund at 18.6. We continue to believe reasonably priced large-cap stocks offer the best risk/reward potential, especially when combined with call premiums that can help stabilize returns and provide downside protection. Over the past 20 years, the most opportune times to invest in covered call strategies have been when the market’s valuation was above-average, as it is now.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

119

Fund Expenses (unaudited)
COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17-9/30/17)*
Class A Shares	1.29%
Actual		$1,000.00	$1,082.19	$6.73
Hypothetical**		$1,000.00	$1,018.60	$6.53
Advisor Class Shares	0.96%
Actual		$1,000.00	$1,096.20	$5.04
Hypothetical**		$1,000.00	$1,020.26	$4.86
Institutional Class Shares	0.84%
Actual		$1,000.00	$1,097.74	$4.42
Hypothetical**		$1,000.00	$1,020.86	$4.26

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

120

Cumulative Performance Information (unaudited)
COVERED CALL STRATEGY FUND

Comparison of change in value of $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) and the Cboe S&P 500 BuyWrite Index.

The graph compares a $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) beginning 4/1/16 (commencement of operations) with a theoretical investment in the Cboe S&P 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the

121

Cumulative Performance Information (unaudited) (continued)
COVERED CALL STRATEGY FUND

accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.86% and 4.29%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 9.53% and 8.76%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 9.65% and 9.02%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Cboe and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/1/16 (commencement of operations).

122

Portfolio of Investments
COVERED CALL STRATEGY FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—101.6%
		Consumer Discretionary—7.2%
12,800	*	AutoZone, Inc.	$ 7,617,408
93,200		CBS Corp. – Class “B”	5,405,600
40,500		Whirlpool Corp.	7,469,820
			20,492,828
		Consumer Staples—4.9%
202,700		Mondelez International, Inc.	8,241,782
73,000		Walgreens Boots Alliance, Inc.	5,637,060
			13,878,842
		Energy—10.6%
73,600		Chevron Corp.	8,648,000
68,600		ExxonMobil Corp.	5,623,828
177,800		Halliburton Co.	8,184,134
97,400		Valero Energy Corp.	7,492,982
			29,948,944
		Financials—23.6%
115,400		American Express Co.	10,439,084
527,700		Bank of America Corp.	13,371,918
23,000		BlackRock, Inc.	10,283,070
144,700		JPMorgan Chase & Co.	13,820,297
243,300		Morgan Stanley	11,719,761
138,400		U.S. Bancorp	7,416,856
			67,050,986
		Health Care—13.8%
50,000		Allergan, PLC	10,247,500
105,900		Bristol-Myers Squibb Co.	6,750,066
149,300		Medtronic, PLC	11,611,061
292,700		Pfizer, Inc.	10,449,390
			39,058,017
		Industrials—17.6%
121,700		Delta Air Lines, Inc.	5,868,374
23,100		General Dynamics Corp.	4,748,898
287,600		General Electric Co.	6,954,168

123

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
September 30, 2017

Shares	Security		Value
	Industrials (continued)
92,400	Honeywell International, Inc.		$ 13,096,776
22,600	Lockheed Martin Corp.		7,012,554
51,900	Union Pacific Corp.		6,018,843
51,500	United Parcel Service, Inc. – Class “B”		6,184,635
			49,884,248
	Information Technology—16.4%
81,700	Apple, Inc.		12,591,604
32,600	Broadcom, Ltd.		7,906,804
195,300	Cisco Systems, Inc.		6,567,939
242,100	Intel Corp.		9,219,168
215,100	Oracle Corp.		10,400,085
			46,685,600
	Materials—7.5%
223,600	DowDuPont, Inc.		15,479,828
104,600	Nucor Corp.		5,861,784
			21,341,612
Total Value of Common Stocks (cost $268,738,091)		101.6%	288,341,077
Excess of Liabilities Over Other Assets		(1.6)	(4,551,170)
Net Assets		100.0%	$283,789,907

*	Non-income producing

124

	Expiration	Exercise
CALL OPTIONS WRITTEN—3.0%	Date	Price	Contracts	Value
Allergan, PLC	10/20/17	$230.00	468	$ 10,296
Allergan, PLC	10/20/17	220.00	32	2,112
American Express Co.	10/20/17	89.00	1,154	260,804
Apple, Inc.	10/20/17	155.00	817	181,374
AutoZone, Inc.	10/20/17	570.00	85	256,955
AutoZone, Inc.	12/15/17	600.00	43	120,486
Bank of America Corp.	10/20/17	27.00	1,827	10,962
Bank of America Corp.	10/20/17	25.50	3,450	151,800
BlackRock, Inc.	10/20/17	420.00	33	95,766
BlackRock, Inc.	1/19/18	440.00	15	32,100
BlackRock, Inc.	1/19/18	420.00	182	637,546
Bristol-Myers Squibb Co.	10/20/17	62.50	261	45,675
Bristol-Myers Squibb Co.	12/15/17	60.00	798	379,050
Broadcom, Ltd.	10/20/17	240.00	326	221,680
CBS Corp.	10/20/17	60.00	60	3,300
CBS Corp.	12/15/17	67.50	872	28,776
Chevron Corp.	12/15/17	120.00	47	7,614
Chevron Corp.	12/15/17	110.00	689	566,358
Cisco Systems, Inc.	11/3/17	33.50	1,953	95,697
Delta Air Lines, Inc.	10/20/17	49.00	1,217	104,662
DowDuPont, Inc.	11/17/17	70.00	2,236	292,916
ExxonMobil Corp.	1/19/18	87.50	452	18,984
ExxonMobil Corp.	1/19/18	85.00	234	23,166
General Dynamics Corp.	10/20/17	200.00	216	129,600
General Dynamics Corp.	1/19/18	210.00	15	7,800
General Electric Co	10/20/17	25.00	2,876	37,388
Halliburton Co.	10/20/17	45.00	1,778	266,700
Honeywell International, Inc.	12/15/17	140.00	924	415,800
Intel Corp.	11/17/17	37.00	2,421	384,939
JPMorgan Chase & Co.	12/15/17	95.00	1,447	441,335
Lockheed Martin Corp.	10/20/17	310.00	15	6,300
Lockheed Martin Corp.	10/20/17	300.00	211	236,320
Medtronic, PLC	10/20/17	80.00	96	2,976
Medtronic, PLC	10/27/17	83.00	1,397	9,779
Mondelez International, Inc.	10/20/17	41.00	2,027	99,323
Morgan Stanley	10/20/17	48.00	2,433	287,094
Nucor Corp.	10/20/17	57.50	979	61,677
Nucor Corp.	10/20/17	55.00	67	12,730
Oracle Corp.	11/17/17	50.00	2,151	107,550
Pfizer, Inc.	11/17/17	36.00	2,927	158,058
U.S. Bancorp	11/3/17	54.00	89	7,387
U.S. Bancorp	11/17/17	55.00	1,295	84,175

125

Portfolio of Investments (continued)
COVERED CALL STRATEGY FUND
September 30, 2017

	Expiration	Exercise
CALL OPTIONS WRITTEN—3.0%	Date	Price	Contracts	Value
Union Pacific Corp.	12/15/17	$105.00	519	$ 622,800
United Parcel Service, Inc.	10/13/17	116.00	482	208,465
United Parcel Service, Inc.	11/3/17	118.00	33	12,210
Valero Energy Corp.	12/15/17	75.00	63	24,192
Valero Energy Corp.	12/15/17	70.00	587	449,642
Valero Energy Corp.	12/15/17	67.50	324	315,900
Walgreens Boots Alliance, Inc.	10/20/17	82.50	683	4,098
Walgreens Boots Alliance, Inc.	10/20/17	80.00	47	1,269
Whirlpool Corp.	10/20/17	175.00	405	432,338
Total Value of Call Options Written (premium received $6,258,541)				$8,375,924

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$288,341,077	$—	$—	$288,341,077
Liabilities
Call Options Written	$(8,375,924)	$—	$—	$(8,375,924)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

126	See notes to financial statements

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 14.46% for Class A shares, 13.48% for Class B shares, 14.87% for Advisor Class shares and 14.84% for Institutional Class shares, including dividends of 21.3 cents per share for Class A shares, 11.6 cents per share for Class B shares, 21.3 cents per share for Advisor Class shares and 30.6 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 17.8 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018.

127

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

128

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Fund

The First Investors Equity Income Fund invests in both higher-yielding, dividend-paying stocks and dividend-growth stocks. This year, with increased interest rate volatility, the Fund’s highest-yielding stocks underperformed as the yield on the 10-year U.S. Treasury note rose from 1.59% in September of 2016 to a high of 2.33% in September of 2017.

The Fund’s investments in Energy had strong performance relative to the Index. With oil up roughly 10% over the last 12 months, the returns of our Energy names outperformed the underlying commodity. Royal Dutch Shell was up over 28%, while paying us over $3.00 a share in dividends. The company has taken advantage of the rise in crude oil prices and refining margins. Recent storm disruptions in the Gulf of Mexico have forced a temporary shutdown in refining capacity and led to a rise in margins across the industry. Royal Dutch has also benefited from strong global demand from their chemical division especially in Asia where consumer, construction and packaging sectors are all increasing their demand for chemicals. Marathon Petroleum was up over 42%, also benefiting from increasing margins and growing earnings and cash flow. Marathon recently raised their dividend by 11% and the board recently expanded the share repurchase authorization of $3 billion.

In anticipation of rising interest rates the Fund has expanded its commitment to regional banks over the past year-and-a-half. Rising rates allow banks to expand their margins and a growing economy leads to opportunities to grow loans over time and our mandate allows us to invest in small- and mid-cap banking stocks which have a higher likelihood of being acquired. Citizens Financial, a mid-cap bank with over $150 billion in assets primarily in the Northeast and Midwest, was up over 55% in

129

Portfolio Manager’s Letter (continued)
EQUITY INCOME FUND

the past 12 months. The stock price appreciation began in earnest after the election but solid earnings and loan growth have helped to keep earnings growing.

Domestic banks will also be one of the biggest beneficiaries of lower tax rates if the current administration can pass tax reform. PNC Financial, a large-cap bank with over $260 billion in assets, was up 52% in the past year. Core retail banking drives the bulk of its earnings but PNC also benefits from its strong asset management business. PNC also has a hidden asset in owning almost 25% of BlackRock, the world’s largest publicly traded asset management firm.

Two-small cap banks, Sterling Bancorp and Berkshire Hills Bancorp, both returned more than 40% this past year. These two banks have solid management teams and both have clearly laid out plans to grow their business effectively over time while paying us a nice dividend.

Our investments in semiconductor manufacturers early in 2016 have performed very well for the Fund. Lam Research was our highest relative performer compared to the Index, and Applied Materials was the third-highest contributor to Fund returns. We were able to correctly identify a new spending cycle for semiconductor equipment: 3D NAND and the adoption of OLED (organic light-emitting diode) display for mobile devices and television. 3D NAND is the next generation of memory chips that will allow for both faster and greater capacity in flash storage. 3D NAND is being widely adopted as the industry standard and we expect this growth to continue for several years. OLED is widely recognized as the best display for both mobile devices and TVs. Apple has recently adopted OLED for iPhone X and Samsung is currently using OLED in its mobile devices. Improving manufacturing yields and lower prices will lead to a large adoption of OLED televisions in the coming years. The new paradigm shift we are now seeing is demand from China. Historically, China has not been a player in semiconductor manufacturing, but they are spending heavily to become a factor in global foundry production. With this new market to sell into, and the adaptation of new technologies such as Artificial Intelligence and Autonomous Cars, the new peak for earnings for these companies should be materially higher than at any point in their past.

The Fund’s biggest underperformance came from our underweight in Apple compared to the Index and from not owning three large-cap non-dividend-paying Technology stocks that are in the top 10 in terms of size in the S&P 500 Index. The S&P 500 Index currently has Apple weighted at over 3.5% of the Index. While we like Apple, and the stock has done well, we don’t feel it is worthy of that type of weighting.

Amazon, on the other hand, was up over 15% this past year, Facebook 33% and Google over 23%. These stocks provided outperformance for the S&P 500 Index, but

130

they do not pay a dividend. Our focus remains on investing for both capital appreciation and yield. The Fund continues with its new strategy of selling covered calls on securities we own and are looking to sell at specific prices. Selling covered calls allows the Fund to take in cash for securities we would otherwise be selling in the marketplace; and that cash is added to the total return of the security. We have been able to selectively sell calls and take in premium to modestly enhance returns.

We believe dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on finding those stocks that have the potential to provide, not only yield and stability, but also dividend growth and appreciation.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

131

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.20%
Actual		$1,000.00	$1,121.89	$6.38
Hypothetical**		$1,000.00	$1,019.05	$6.07
Class B Shares	2.03%
Actual		$1,000.00	$1,134.82	$10.86
Hypothetical**		$1,000.00	$1,014.89	$10.25
Advisor Class Shares	0.83%
Actual		$1,000.00	$1,148.65	$4.47
Hypothetical**		$1,000.00	$1,020.91	$4.20
Institutional Class Shares	0.79%
Actual		$1,000.00	$1,148.43	$4.25
Hypothetical**		$1,000.00	$1,021.11	$4.00

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

132

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

133

Cumulative Performance Information (unaudited) (continued)
EQUITY INCOME FUND

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class“S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.65%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 13.45%.

134

Portfolio of Investments
EQUITY INCOME FUND
September 30, 2017

Shares	Security	Value
	COMMON STOCKS—95.3%
	Consumer Discretionary—8.5%
86,000	Acushnet Holdings Corp.	$ 1,527,360
65,000	American Eagle Outfitters, Inc.	929,500
18,000	Big Lots, Inc.	964,260
45,568	CBS Corp. – Class “B”	2,642,944
40,000	Coach, Inc.	1,611,200
185,400	Comcast Corp. – Class “A”	7,134,192
25,000	Delphi Automotive, PLC	2,460,000
218,500	Ford Motor Co.	2,615,445
42,200	Home Depot, Inc.	6,902,232
42,100	HSN, Inc.	1,644,005
25,000	L Brands, Inc.	1,040,250
31,100	McDonald’s Corp.	4,872,748
48,950	Newell Brands, Inc.	2,088,697
23,300	Oxford Industries, Inc.	1,480,482
122,300	Regal Entertainment Group – Class “A”	1,956,800
57,933	Time Warner, Inc.	5,935,236
18,500	Tupperware Brands Corp.	1,143,670
21,900	Walt Disney Co.	2,158,683
6,800	Whirlpool Corp.	1,254,192
39,100	Wyndham Worldwide Corp.	4,121,531
		54,483,427
	Consumer Staples—9.2%
120,000	Altria Group, Inc.	7,610,400
82,500	B&G Foods, Inc.	2,627,625
92,200	Coca-Cola Co.	4,149,922
61,700	CVS Health Corp.	5,017,444
22,500	Dr. Pepper Snapple Group, Inc.	1,990,575
33,300	Kimberly-Clark Corp.	3,918,744
109,117	Koninklijke Ahold Delhaize NV (ADR)	2,037,214
18,066	Kraft Heinz Co.	1,401,018
18,000	Molson Coors Brewing Co.	1,469,520
63,500	PepsiCo, Inc.	7,075,805
84,500	Philip Morris International, Inc.	9,380,345
71,400	Procter & Gamble Co.	6,495,972
74,400	Wal-Mart Stores, Inc.	5,813,616
		58,988,200

135

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2017

Shares	Security	Value
	Energy—7.5%
89,400	Chevron Corp.	$ 10,504,500
81,500	ConocoPhillips	4,079,075
83,000	Devon Energy Corp.	3,046,930
77,900	ExxonMobil Corp.	6,386,242
29,600	Halliburton Co.	1,362,488
70,400	Marathon Petroleum Corp.	3,948,032
92,500	Occidental Petroleum Corp.	5,939,425
82,200	PBF Energy, Inc. – Class “A”	2,269,542
75,500	Royal Dutch Shell, PLC – Class “A” (ADR)	4,573,790
35,000	Schlumberger, Ltd.	2,441,600
106,300	Suncor Energy, Inc.	3,723,689
		48,275,313
	Financials—18.3%
151,800	AllianceBernstein Holding, LP (MLP)	3,688,740
48,000	American Express Co.	4,342,080
40,000	American International Group, Inc.	2,455,600
26,300	Ameriprise Financial, Inc.	3,905,813
85,000	Bank of New York Mellon Corp.	4,506,700
103,400	Berkshire Hills Bancorp, Inc.	4,006,750
66,010	Chubb, Ltd.	9,409,726
82,000	Citizens Financial Group, Inc.	3,105,340
50,000	Comerica, Inc.	3,813,000
65,000	Discover Financial Services	4,191,200
150,000	Financial Select Sector SPDR Fund (ETF)	3,879,000
48,800	IBERIABANK Corp.	4,008,920
72,100	Invesco, Ltd.	2,526,384
110,000	iShares U.S. Preferred Stock ETF (ETF)	4,269,100
132,800	JPMorgan Chase & Co.	12,683,728
110,000	MetLife, Inc.	5,714,500
47,900	PNC Financial Services Group, Inc.	6,455,483
60,000	Prosperity Bancshares, Inc.	3,943,800
69,000	SPDR S&P Regional Banking (ETF)	3,916,440
154,300	Sterling Bancorp	3,803,495
27,800	Travelers Cos., Inc.	3,406,056
108,300	U.S. Bancorp	5,803,797
90,000	Waddell & Reed Financial, Inc. – Class “A”	1,806,300
215,500	Wells Fargo & Co.	11,884,825
		117,526,777

136

Shares	Security	Value
	Health Care—12.3%
96,100	Abbott Laboratories	$ 5,127,896
81,100	AbbVie, Inc.	7,206,546
43,468	Baxter International, Inc.	2,727,617
45,500	Gilead Sciences, Inc.	3,686,410
52,400	GlaxoSmithKline, PLC (ADR)	2,127,440
101,900	Johnson & Johnson	13,248,019
85,000	Koninklijke Philips NV (ADR)	3,502,000
55,094	Medtronic, PLC	4,284,660
170,211	Merck & Co., Inc.	10,898,610
384,124	Pfizer, Inc.	13,713,227
75,000	Phibro Animal Health Corp. – Class “A”	2,778,750
18,500	Thermo Fisher Scientific, Inc.	3,500,200
16,000	UnitedHealth Group, Inc.	3,133,600
44,452	Zoetis, Inc.	2,834,260
		78,769,235
	Industrials—11.1%
28,600	3M Co.	6,003,140
25,400	A.O. Smith Corp.	1,509,522
65,000	Eaton Corp., PLC	4,991,350
16,800	General Dynamics Corp.	3,453,744
261,400	General Electric Co.	6,320,652
61,900	Honeywell International, Inc.	8,773,706
70,000	Industrial Select Sector SPDR Fund (ETF)	4,970,000
51,100	Ingersoll-Rand, PLC	4,556,587
31,450	ITT, Inc.	1,392,291
128,461	Johnson Controls International, PLC	5,175,694
19,000	Lockheed Martin Corp.	5,895,510
115,100	Schneider National, Inc.	2,912,030
8,000	Snap-On, Inc.	1,192,080
120,800	Triton International, Ltd.	4,020,224
43,700	United Parcel Service, Inc. – Class “B”	5,247,933
42,500	United Technologies Corp.	4,933,400
		71,347,863
	Information Technology—13.4%
45,900	Apple, Inc.	7,074,108
80,000	Applied Materials, Inc.	4,167,200
28,600	Automatic Data Processing, Inc.	3,126,552
14,500	Broadcom, Ltd.	3,516,830
342,100	Cisco Systems, Inc.	11,504,823
75,000	HP Enterprise Co.	1,103,250

137

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2017

Shares		Security	Value
		Information Technology (continued)
140,000		HP, Inc.	$ 2,794,400
174,700		Intel Corp.	6,652,576
60,000		Juniper Networks, Inc.	1,669,800
18,400		Lam Research Corp.	3,404,736
52,600		Microchip Technology, Inc.	4,722,428
185,000		Microsoft Corp.	13,780,664
25,000	*	NXP Semiconductors NV	2,827,250
60,300		QUALCOMM, Inc.	3,125,952
50,000		Silicon Motion Technology Corp. (ADR)	2,401,500
108,300		Symantec Corp.	3,553,323
39,200		TE Connectivity, Ltd.	3,255,952
57,000		Technology Select Sector SPDR Fund (ETF)	3,368,700
45,000		Western Digital Corp.	3,888,000
			85,938,044
		Materials—5.5%
147,923		DowDuPont, Inc.	10,240,709
28,400		Eastman Chemical Co.	2,569,916
31,600		FMC Corp.	2,822,196
70,500		International Paper Co.	4,005,810
33,700	*	Louisiana-Pacific Corp.	912,596
36,700		LyondellBasell Indst NV – Class “A”	3,635,135
28,000		Praxair, Inc.	3,912,720
53,600		Sealed Air Corp.	2,289,792
82,500		WestRock Co.	4,680,225
			35,069,099
		Real Estate—2.4%
161,400		Brixmor Property Group, Inc. (REIT)	3,034,320
88,000		Chesapeake Lodging Trust (REIT)	2,373,360
15,000		Federal Realty Investment Trust (REIT)	1,863,150
46,000		iShares U.S. Real Estate ETF (ETF)	3,674,480
65,000		Sunstone Hotel Investors, Inc. (REIT)	1,044,550
161,800		Urstadt Biddle Properties, Inc. (REIT)	3,511,060
			15,500,920
		Telecommunication Services—3.2%
240,730		AT&T, Inc.	9,429,394
222,800		Verizon Communications, Inc.	11,026,372
			20,455,766

138

Shares or
Principal
Amount	Security	Value
	Utilities—3.9%
36,500	American Electric Power Co., Inc.	$ 2,563,760
100,000	CenterPoint Energy, Inc.	2,921,000
35,000	Dominion Energy, Inc.	2,692,550
35,000	Duke Energy Corp.	2,937,200
128,000	Exelon Corp.	4,821,760
17,100	NextEra Energy, Inc.	2,506,005
105,000	PPL Corp.	3,984,750
41,200	Vectren Corp.	2,709,724
		25,136,749
Total Value of Common Stocks (cost $404,316,533)		611,491,393
	PREFERRED STOCKS—1.6%
	Financials—.6%
800	Citizens Financial Group, Inc., Series A, 5.5%, 2049	836,000
102,800	JPMorgan Chase & Co., Series Y, 6.125%, 2020	2,749,900
		3,585,900
	Health Care—.3%
2,600	Allergan, PLC, Series A, 5.5%, 2018	1,918,332
	Real Estate—.7%
50,500	Digital Realty Trust, Inc., (REIT) Series G,5.875%, 2049	1,270,580
	Urstadt Biddle Properties, Inc., (REIT):
46,000	Series F, 7.125%, 2049	1,167,020
49,000	Series G, 6.75%, 2049	1,289,435
41,700	Series H, 6.25%, 2022	1,077,528
		4,804,563
Total Value of Preferred Stocks (cost $10,671,779)		10,308,795
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.1%
	Federal Home Loan Bank:
$1,500M	1.01%, 10/10/2017	1,499,673
500M	1.005%, 10/17/2017	499,796
1,000M	1.021%, 10/27/2017	999,319
10,500M	1.025%, 11/9/2017	10,489,028
Total Value of Short-Term Corporate Notes (cost $13,486,990)		13,487,816

139

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2017

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.3%
$2,000M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $1,998,701)		$ 1,998,758
Total Value of Investments (cost $430,474,003)		99.3%	637,286,762
Other Assets, Less Liabilities		.7	4,448,030
Net Assets		100.0%	$641,734,792

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

	Expiration	Exercise
CALL OPTIONS WRITTEN—0.0%	Date	Price	Contracts	Value
General Electric Co.	10/6/17	$ 24.00	100	$3,100
Johnson & Johnson	10/6/17	135.00	50	150
PepsiCo, Inc.	10/6/17	115.00	50	700
3M Co.	10/6/17	207.50	10	2,570
Total Value of Call Options Written (premium received $18,984)				$6,520

140

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$611,491,393	$—	$—	$611,491,393
Preferred Stocks	10,308,795	—	—	10,308,795
Short-Term U.S. Government
Agency Obligations	—	13,487,816	—	13,487,816
Short-Term U.S. Government
Obligations	—	1,998,758	—	1,998,758
Total Investments in Securities*	$621,800,188	$15,486,574	$—	$637,286,762

Liabilities
Call Options Written	$(6,520)	$—	$—	$(6,520)

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	141

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 17.99% for Class A shares, 16.98% for Class B shares, 18.46% for Advisor Class shares and 18.38% for Institutional Class shares, including dividends of 1.1 cents per share for Class A shares, 0.1 cents per share for Class B shares, 1.8 cents per share for Advisor Class shares and 1.9 cents per share for Institutional Class shares.

The Fund

Global equities advanced strongly during the trailing twelve-month period ending September 30, 2017, rising in every calendar quarter during the period under review. Stocks rallied in the fourth quarter of 2016 following Donald Trump’s election as U.S. President. The rise of the S&P 500 Index reflected hopes that the new administration would reduce regulatory restrictions and increase fiscal stimulus by cutting taxes and boosting infrastructure spending.

Moving into the beginning of 2017, the “animal spirits” dynamic remained intact as investors bid up risk assets amid increasing optimism about global economic growth. Although the upcoming French presidential election was a source of anxiety in Europe, solid fourth quarter European GDP growth and strengthening global manufacturing data helped to boost risk appetites. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (“EU”). Meanwhile, continued evidence of an upswing in global growth helped to maintain bullish sentiment. European growth indicators signaled strong regional momentum and Chinese manufacturing and services data surprised to the upside.

Positive momentum continued into the second half of 2017, as a broad-based expansion of economic growth, supportive monetary policy, and benign inflation helped drive equity markets higher. Eurozone confidence reached a decade-high in September on the back of solid employment and manufacturing data and a reacceleration in the Services sector. The U.S. economy continued on an upward trajectory, and signs of firming inflation increased investors’ expectation of further monetary policy tightening at the end of the year. In Europe, Angela Merkel was reelected for a fourth term as German Chancellor. Global geopolitical tensions were elevated by North Korean missile tests and a new Russian sanctions bill signed by U.S. President Donald Trump.

The Fund performed in line with the MSCI All Country World Index for the period. Stronger security selection in the Information Technology, Industrials, and Consumer Discretionary sectors contributed to relative performance during the period under review. Airbus, a France-based company that manufactures and services aircrafts, was the top contributor to performance within Industrial names and the Fund overall. Shares posted strong gains, as the company’s earnings results exceeded consensus expectations during the year and the market started to appreciate the potential of the company’s narrow body jet business.

142

Weaker selection within the Energy, Consumer Staples, and Healthcare sectors partially offset these results. Within Energy, the stock price of U.S.-based pipeline transportation and energy storage company, Kinder Morgan, remained under pressure alongside uncertain energy markets. We believe the market underestimates Kinder Morgan’s ability to sustain returns on capital driven by its exposure to North American energy infrastructure, which should drive growth over the next several years. Additionally, Kinder Morgan is in the process of reducing its debt burden and improving its risk profile.

Sector allocation, a residual result of our bottom-up stock selection process, contributed to relative performance. An overweight allocation to the Financials sector and underweight allocations to the Materials sector somewhat offset these results. A frictional cash position also detracted from relative performance in a strongly up market. On a regional basis, security selection within emerging markets and Israel, as well as an overweight allocation to Europe (ex UK), contributed most to relative performance. These results were somewhat offset by weaker security selection within the United States and Japan.

In general, we have a constructive outlook on the economy. Low inflation enables central banks globally to maintain accommodative monetary policies and manufacturing indicators continue to strengthen in both the U.S. and Europe, reaching their highest levels in several years. Markets have almost fully recognized the cyclical recovery in Europe; the next leg of upside depends on France and Germany working together to enable secular European growth. The exception is the UK where we are concerned that inflation data is accelerating and the current account deficit has widened, leaving it vulnerable as it enters Brexit negotiations. The portfolio’s UK positions are multinational companies less exposed to the domestic economy and the UK is underweight as a whole. In Asia, we have a positive outlook on China in the mid-term, as politics in the form of upcoming elections are likely to be uneventful. Japan’s market has lagged Europe and the U.S. and we see select opportunities in attractively valued companies that could benefit from a better cycle, but the portfolio’s Japan exposure remains underweight, as well. From a sector perspective, as of the end of the period under review, the Fund was most overweight in the Information Technology and Financial sectors, and most underweight in Consumer Staples and Materials.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

143

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.43%
Actual		$1,000.00	$1,179.45	$7.81
Hypothetical**		$1,000.00	$1,017.90	$7.23
Class B Shares	2.22%
Actual		$1,000.00	$1,169.78	$12.08
Hypothetical**		$1,000.00	$1,013.94	$11.21
Advisor Class Shares	1.02%
Actual		$1,000.00	$1,184.58	$5.59
Hypothetical**		$1,000.00	$1,019.96	$5.17
Institutional Class Shares	0.99%
Actual		$1,000.00	$1,183.79	$5.42
Hypothetical**		$1,000.00	$1,020.11	$5.01

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

144

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 47 country indices including 23 developed and 24 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater

145

Cumulative Performance Information (unaudited) (continued)
GLOBAL FUND

than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 11.08%, 9.15% and 3.27%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 12.93%, 9.29% and 3.26%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 18.40% and 10.20%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 18.32% and 10.29%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 9.75%.

146

Portfolio of Investments
GLOBAL FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—97.3%
		United States—60.3%
90,365		Abbott Laboratories	$ 4,821,876
28,039		Accenture, PLC – Class “A”	3,787,228
45,153		Activision Blizzard, Inc.	2,912,820
30,295		Aetna, Inc.	4,817,208
22,516		Agilent Technologies, Inc.	1,445,527
110,698		Air Lease Corp.	4,717,949
5,118		Allergan, PLC	1,048,934
4,320	*	Alphabet, Inc. – Class “C”	4,143,355
4,286	*	Amazon.com, Inc.	4,120,346
130,205		Aramark Holdings Corp.	5,287,625
110,013	*	ArcelorMittal SA	2,833,935
54,921		Assured Guaranty, Ltd.	2,073,268
75,605	*	Atlassian Corp., PLC – Class “A”	2,657,516
30,000		Ball Corp.	1,239,000
134,175		Bank of America Corp.	3,399,994
13,793		BlackRock, Inc.	6,166,712
18,498	*	bluebird bio, Inc.	2,540,700
101,756		Bristol-Myers Squibb Co.	6,485,927
40,193		Broadcom, Ltd.	9,748,410
12,529	*	CBRE Group, Inc. – Class “A”	474,599
50,239	*	Celgene Corp.	7,325,851
222,575		Citigroup, Inc.	16,190,106
70,250		Cognizant Technology Solutions Corp. – Class “A”	5,095,935
154,439		Coty, Inc. – Class “A”	2,552,877
42,931		Delphi Automotive, PLC	4,224,410
83,799		Delta Air Lines, Inc.	4,040,788
30,173	*	Diamondback Energy, Inc.	2,955,747
42,800		Edison International	3,302,876
32,191	*	Electronic Arts, Inc.	3,800,469
88,752		EOG Resources, Inc.	8,585,868
25,282		Equifax, Inc.	2,679,639
34,441		Expedia, Inc.	4,957,438
81,045	*	Facebook, Inc. – Class “A”	13,848,159
30,115	*	FleetCor Technologies, Inc.	4,660,899
31,579		Fortune Brands Home & Security, Inc.	2,123,056
21,943		General Dynamics Corp.	4,511,042
191,981		General Motors Corp.	7,752,193
48,735		Global Payments, Inc.	4,631,287
42,679	*	Guidewire Software, Inc.	3,322,987
30,900		Hess Corp.	1,448,901
48,738		Hilton Worldwide Holdings, Inc.	3,384,854

147

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2017

Shares		Security	Value
		United States (continued)
130,407	*	Hologic, Inc.	$ 4,784,633
25,461		Honeywell International, Inc.	3,608,842
102,485	*	IHS Markit, Ltd.	4,517,539
23,070	*	Incyte Corp.	2,693,192
111,571		Intercontinental Exchange, Inc.	7,664,928
131,343	*	JetBlue Airways Corp.	2,433,786
518,949		Kinder Morgan, Inc.	9,953,442
300		KLA-Tencor Corp.	31,800
106,650		Knight-Swift Transportation Holdings, Inc.	4,431,308
43,006		L Brands, Inc.	1,789,480
49,872		Marriott International, Inc.	5,498,887
182,992		MetLife, Inc.	9,506,434
30,855	*	Micron Technology, Inc.	1,213,527
25,412	*	Netflix, Inc.	4,608,466
128,997		NIKE, Inc. – Class “ B”	6,688,494
43,364		Northern Trust Corp.	3,986,453
14,190		NVIDIA Corp.	2,536,746
34,642		Old Dominion Freight Line, Inc.	3,814,431
63,170	*	Post Holdings, Inc.	5,576,016
55,590		PPG Industries, Inc.	6,040,409
3,220	*	Priceline Group, Inc.	5,895,240
26,459		Public Storage (REIT)	5,661,961
84,550		QUALCOMM, Inc.	4,383,072
9,182	*	Regeneron Pharmaceuticals, Inc.	4,105,456
58,922	*	salesforce.com, Inc.	5,504,493
46,765	*	ServiceNow, Inc.	5,496,290
47,300	*	Spirit Airlines, Inc.	1,580,293
60,870	*	Splunk, Inc.	4,043,594
75,560		Teradyne, Inc.	2,817,632
17,838	*	Tesaro, Inc.	2,302,886
34,025		Thermo Fisher Scientific, Inc.	6,437,530
25,985	*	TripAdvisor, Inc.	1,053,172
5,110	*	Ulta Beauty, Inc.	1,155,167
9,049	*	Ultimate Software Group, Inc.	1,715,690
40,506		UnitedHealth Group, Inc.	7,933,100
71,460		Visa, Inc. – Class “A”	7,520,450
31,762	*	Workday, Inc. – Class “A”	3,347,397
			348,450,547

148

Shares		Security	Value
		France—6.2%
98,139	*	Airbus SE	$ 9,326,743
308,439		AXA SA	9,328,630
40,148		BNP Paribas SA	3,238,507
93,448		Compagnie de Saint-Gobain SA	5,568,666
53,596		Safran SA	5,475,521
39,864		Valeo SA	2,957,880
			35,895,947
		Japan—4.9%
173,140		Itochu Corp.	2,835,788
153,630		Seven & I Holdings Co., Ltd.	5,932,214
108,200		SoftBank Group Corp.	8,734,848
76,830		Sumitomo Mitsui Financial Group, Inc.	2,949,617
192,900		Tokio Marine Holdings, Inc.	7,546,286
			27,998,753
		China—4.7%
29,599	*	Alibaba Group Holding, Ltd. (ADR)	5,112,043
76,660	*	Ctrip.com International, Ltd. (ADR)	4,043,048
12,807		NetEase, Inc. (ADR)	3,378,615
60,144		New Oriental Education & Technology Group, Inc. (ADR)	5,308,309
352,000		Ping An Insurance (Group) Co. of China, Ltd.	2,701,418
157,610		Tencent Holdings, Ltd.	6,783,307
			27,326,740
		Spain—3.8%
1,434,995		Banco Santander Central Hispano SA	10,018,338
1,531,335		Iberdrola SA	11,894,497
			21,912,835
		United Kingdom—3.8%
287,037		Aviva, PLC	1,978,916
162,502		British American Tobacco, PLC	10,173,387
169,645	*	Fiat Chrysler Automobiles NV	3,039,615
1,428,009	*	Glencore, PLC	6,544,268
			21,736,186

149

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2017

Shares		Security	Value
		Switzerland—3.3%
162,067		ABB, Ltd.	$ 4,006,696
63,476		Nestle SA	5,316,160
577,490	*	UBS Group AG	9,869,840
			19,192,696
		Germany—1.9%
338,826		Deutsche Bank AG	5,858,674
123,871		Vonovia SE	5,270,483
			11,129,157
		Italy—1.9%
59,705		Banca Generali SpA	2,071,081
237,342		FinecoBank Banca Fineco SpA	2,103,847
309,639	*	UniCredit SpA	6,594,604
			10,769,532
		Taiwan—1.8%
281,472		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,569,274
		South Korea—1.5%
3,757		Samsung Electronics Co., Ltd.	8,410,484
		Hong Kong—1.0%
206,124		Hong Kong Exchanges & Clearing, Ltd.	5,541,252
		Netherlands—.9%
100,816	*	AerCap Holdings NV	5,152,706
		India—.8%
1,101,964		ICICI Bank, Ltd.	4,666,308
		Canada—.5%
58,056		Magna International, Inc.	3,098,336
Total Value of Common Stocks (cost $478,808,114)			561,850,753

150

Principal
Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.6%
	United States
	Federal Home Loan Bank:
$7,500M	1.02%, 10/20/2017	$ 7,496,325
1,500M	1.025%, 11/9/2017	1,498,433
Total Value of Short-Term U.S. Government Agency Obligations (cost $8,994,294)		8,994,758
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.6%
	United States
3,500M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $3,497,727)	3,497,827
Total Value of Investments (cost $491,300,135)	99.5%	574,343,338
Other Assets, Less Liabilities	.5	3,113,753
Net Assets	100.0%	$577,457,091

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

The Global Fund had no open foreign exchange contracts at September 30, 2017.

151

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$348,450,547	$—	$—	$348,450,547
France	35,895,947	—	—	35,895,947
Japan	27,998,753	—	—	27,998,753
China	27,326,740	—	—	27,326,740
Spain	21,912,835	—	—	21,912,835
United Kingdom	21,736,186	—	—	21,736,186
Switzerland	19,192,696	—	—	19,192,696
Germany	11,129,157	—	—	11,129,157
Italy	10,769,532	—	—	10,769,532
Taiwan	10,569,274	—	—	10,569,274
South Korea	8,410,484	—	—	8,410,484
Hong Kong	5,541,252	—	—	5,541,252
Netherlands	5,152,706	—	—	5,152,706
India	4,666,308	—	—	4,666,308
Canada	3,098,336	—	—	3,098,336
Short-Term U.S. Government
Agency Obligations	—	8,994,758	—	8,994,758
Short-Term U.S. Government
Obligations	—	3,497,827	—	3,497,827
Total Investments in Securities	$561,850,753	$12,492,585	$—	$574,343,338

During the year ended September 30, 2017, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

152	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 13.99% for Class A shares, 13.14% for Class B shares, 14.42% for Advisor Class shares and 14.47% for Institutional Class shares, including dividends of 36.6 cents per share for Class A shares, 13.4 cents per share for Class B shares, 47.5 cents per share for Advisor Class shares and 45.3 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 75.4 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July

153

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

154

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Fund

During the past year, the Fund’s results were driven by a generally favorable market backdrop characterized by extreme low volatility—a near repeat of last year, as the past 12 months witnessed no major corrections, nor hardly any memorable one day advances. After some brief volatility heading into last fall’s Presidential election, the markets have been on a steady grind upward since November.

While absolute performance was positive, relative performance of the Fund trailed the market benchmark. Stock selection was mixed, and sector allocations proved problematic as well. Among the sectors, Financial, Technology and Industrial represented the bright spots for the Fund, contributing most to absolute return for the review period. Investments in the Healthcare and Energy sectors also contributed to relative returns. Among the lagging contributors, underweights versus the benchmark hurt in the allocations within the Industrial and Financial sectors, and poor stock selection plagued performance in the Consumer Discretionary, Technology, Real Estate and Material sectors. Among market capitalization segments, the Fund’s large- and small-cap stocks underperformed the benchmark, while the mid-cap segments were in line. The Fund had allocated 68% of its holdings to large-cap, 16% to mid-cap and 16% to small-cap stocks (ranges defined by Lipper) as of September 30, 2017.

Among top individual performers was a long-time holding, Triton International, the leading lessor of ocean-going shipping containers, which rallied 170% on improved pricing, global trade activity, and market-share gains versus competitors. Within Technology, shares of global leaders advanced: Apple Computer (+47%), Microsoft (+32%), Applied Materials (+74%), and Western Digital (+47%), strongly reflecting solid smartphone innovation, as well as a rebound in enterprise computing and semiconductor spending. Financial firms benefited from improved capital markets activity and better lending margins. Shares of mega-cap stocks: JP Morgan Chase (+47%), PNC Financial (+53%) and American Express (+44%) led performance. Additionally, mid-cap names Ameriprise Financial (+53%) and Citizens Financial (+55%) also contributed positively.

Among top sector contributors, Healthcare names were most notable. Strong pharmaceutical results from leading arthritis drug, Humira, buoyed AbbVie (+46%) for the review period. Large-cap life science firm Thermo Fisher returned +19%, while diversified medical firm Abbott Labs returned +26% amidst healthy volumes and progress with the integration of its St. Jude medical acquisition. Animal Healthcare names also performed well, as positions in Zoetis (+23%) and Animal Health (+36%) contributed positively.

155

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Among laggards, stock selection within the Consumer Discretionary and Real Estate sectors was the major disappointment this past year and hurt returns. Among Consumer names, shares of women’s retailer L Brands dropped 41% on weak lingerie sales at their flagship Victoria’s Secret chain, and a restructuring of product offerings and exiting mail order hurt sales and profits. Additionally, consumer goods firm Newell Brands dropped (–19%) late in the fiscal year, as hurricane related disruptions affected their supply chain, and the firm decided to accelerate new product investments. This had the effect of reducing near-term earnings, impacting share performance.

The Real Estate sector did not fare well: shares of strip-mall operator, Brixmor Property Group (–32%) and Tanger Factory Outlets (–37%) declined, as worries of proliferating Internet shopping via Amazon.com and weakened grocery chain and general retail traffic impacted investor valuations of this sector. Additionally, large-cap communications chip maker Qualcomm dropped (–24%), as its legal dispute with Apple Computer over royalties due for its cellphone chip continued to mount and remained unresolved. At the same time, its merger with fund holding semiconductor maker NXP Inc. is still held up with antitrust regulatory bodies, which delayed integration benefits and earnings accretion. This had the effect of keeping investors on the sidelines during a strong year of returns for Technology shares.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

156

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.15%
Actual		$1,000.00	$1,119.03	$6.11
Hypothetical**		$1,000.00	$1,019.30	$5.82
Class B Shares	1.92%
Actual		$1,000.00	$1,131.44	$10.26
Hypothetical**		$1,000.00	$1,015.44	$9.70
Advisor Class Shares	0.77%
Actual		$1,000.00	$1,144.19	$4.14
Hypothetical**		$1,000.00	$1,021.21	$3.90
Institutional Class Shares	0.74%
Actual		$1,000.00	$1,144.73	$3.98
Hypothetical**		$1,000.00	$1,021.36	$3.75

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

157

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

158

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.45% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.50%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 13.45%.

159

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—98.4%
		Consumer Discretionary—14.5%
393,500		Acushnet Holdings Corp.	$ 6,988,560
40,053		Adient, PLC	3,364,051
200,000		Aramark Holdings Corp.	8,122,000
325,000		Big Lots, Inc.	17,410,250
220,000		BorgWarner, Inc.	11,270,600
400,000		CBS Corp. – Class “B”	23,200,000
211,500		Coach, Inc.	8,519,220
100,000		Delphi Automotive, PLC	9,840,000
478,200		DSW, Inc. – Class “A”	10,271,736
250,000		Ford Motor Co.	2,992,500
180,000		Home Depot, Inc.	29,440,800
95,600		HSN, Inc.	3,733,180
255,000		L Brands, Inc.	10,610,550
50,000		Lear Corp.	8,654,000
230,000		Magna International, Inc.	12,277,400
300,000	*	Michaels Cos., Inc.	6,441,000
327,550		Newell Brands, Inc.	13,976,558
144,800		Oxford Industries, Inc.	9,200,592
124,000		Penske Automotive Group, Inc.	5,898,680
21,500		Ross Stores, Inc.	1,388,255
176,900	*	Select Comfort Corp.	5,492,745
292,300		Tupperware Brands Corp.	18,069,986
160,000		Walt Disney Co.	15,771,200
65,000		Whirlpool Corp.	11,988,600
4,200		Williams-Sonoma, Inc.	209,412
142,000		Wyndham Worldwide Corp.	14,968,220
			270,100,095
		Consumer Staples—9.4%
480,000		Altria Group, Inc.	30,441,600
355,000		B&G Foods, Inc.	11,306,750
360,000		Coca-Cola Co.	16,203,600
290,000		CVS Health Corp.	23,582,800
631,904		Koninklijke Ahold Delhaize NV (ADR)	11,797,648
150,000		Nu Skin Enterprises, Inc. – Class “A”	9,222,000
165,000		PepsiCo, Inc.	18,385,950
295,000		Philip Morris International, Inc.	32,747,950
105,000		Procter & Gamble Co.	9,552,900
160,000		Wal-Mart Stores, Inc.	12,502,400
			175,743,598

160

Shares		Security	Value
		Energy—6.0%
138,000		Anadarko Petroleum Corp.	$ 6,741,300
35,000		Chevron Corp.	4,112,500
230,000		ConocoPhillips	11,511,500
175,000		Devon Energy Corp.	6,424,250
200,000		ExxonMobil Corp.	16,396,000
100,000		Hess Corp.	4,689,000
300,000		Marathon Oil Corp.	4,068,000
385,000		Marathon Petroleum Corp.	21,590,800
100,000		Occidental Petroleum Corp.	6,421,000
100,000		PBF Energy, Inc. – Class “A”	2,761,000
115,000		Phillips 66	10,535,150
48,300		Schlumberger, Ltd.	3,369,408
379,000		Suncor Energy, Inc.	13,276,370
			111,896,278
		Financials—16.3%
275,000		American Express Co.	24,876,500
170,000		American International Group, Inc.	10,436,300
157,900		Ameriprise Financial, Inc.	23,449,729
21,818	*	Brighthouse Financial, Inc.	1,326,534
130,000		Chubb, Ltd.	18,531,500
515,000		Citizens Financial Group, Inc.	19,503,050
75,000		Comerica, Inc.	5,719,500
325,000		Discover Financial Services	20,956,000
550,000		Financial Select Sector SPDR Fund (ETF)	14,223,000
143,700		Hamilton Lane, Inc. – Class “A”	3,858,345
179,200		IBERIABANK Corp.	14,721,280
55,000		iShares Russell 2000 ETF (ETF)	8,149,900
431,730		JPMorgan Chase & Co.	41,234,532
240,000		MetLife, Inc.	12,468,000
56,300		Morgan Stanley	2,711,971
150,000		PNC Financial Services Group, Inc.	20,215,500
250,000		SPDR S&P Regional Banking (ETF)	14,190,000
480,000		Sterling Bancorp	11,832,000
355,000		U.S. Bancorp	19,024,450
287,050		Wells Fargo & Co.	15,830,808
			303,258,899

161

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2017

Shares		Security	Value
		Health Care—15.7%
425,000		Abbott Laboratories	$ 22,678,000
335,000		AbbVie, Inc.	29,768,100
20,000		Allergan, PLC	4,099,000
190,000	*	AMN Healthcare Services, Inc.	8,683,000
168,669		Baxter International, Inc.	10,583,980
96,000	*	Centene Corp.	9,289,920
220,000		Gilead Sciences, Inc.	17,824,400
91,300		Hill-Rom Holdings, Inc.	6,756,200
270,625		Johnson & Johnson	35,183,956
200,000		Koninklijke Philips NV (ADR)	8,240,000
9,375	*	Mallinckrodt, PLC	350,344
125,000		Medtronic, PLC	9,721,250
325,000		Merck & Co., Inc.	20,809,750
869,301		Pfizer, Inc.	31,034,046
298,100		Phibro Animal Health Corp. – Class “A”	11,044,605
64,162		Shire, PLC (ADR)	9,825,769
200,000		Thermo Fisher Scientific, Inc.	37,840,000
100,000	*	VWR Corp.	3,311,000
260,000		Zoetis, Inc.	16,577,600
			293,620,920
		Industrials—11.1%
125,000		3M Co.	26,237,500
60,000		Apogee Enterprises, Inc.	2,895,600
223,200	*	Gardner Denver Holdings, Inc.	6,142,464
525,000		General Electric Co.	12,694,500
209,700		Honeywell International, Inc.	29,722,878
55,000		Ingersoll-Rand, PLC	4,904,350
505,530		Johnson Controls International, PLC	20,367,804
20,000		Lockheed Martin Corp.	6,205,800
80,000		ManpowerGroup, Inc.	9,425,600
340,100		Masco Corp.	13,267,301
63,200	*	MasTec, Inc.	2,932,480
110,100		Owens Corning	8,516,235
431,000		Schneider National, Inc. – Class “B”	10,904,300
65,000		Snap-On, Inc.	9,685,650
45,000		Stanley Black & Decker, Inc.	6,793,650
585,000	*	Triton International, Ltd.	19,468,800
150,000		United Technologies Corp.	17,412,000
			207,576,912

162

Shares		Security	Value
		Information Technology—18.0%
310,000		Apple, Inc.	$ 47,777,200
325,000		Applied Materials, Inc.	16,929,250
390,700	*	ARRIS International, PLC	11,131,043
41,300		Belden, Inc.	3,325,889
60,000		Broadcom, Ltd.	14,552,400
900,000		Cisco Systems, Inc.	30,267,000
105,887	*	Dell Technologies, Inc. – Class “V”	8,175,535
36,509		DXC Technology Co.	3,135,392
250,000	*	eBay, Inc.	9,615,000
80,000	*	FleetCor Technologies, Inc.	12,381,600
583,775		Intel Corp.	22,230,152
75,000		Methode Electronics, Inc.	3,176,250
625,000		Microsoft Corp.	46,556,250
230,000		NetApp, Inc.	10,064,800
125,000	*	NXP Semiconductors NV	14,136,250
350,000		Oracle Corp.	16,922,500
320,000		QUALCOMM, Inc.	16,588,800
400,000		Symantec Corp.	13,124,000
85,400		TE Connectivity, Ltd.	7,093,324
85,000	*	Tech Data Corp.	7,552,250
280,000		Travelport Worldwide, Ltd.	4,396,000
185,000		Western Digital Corp.	15,984,000
			335,114,885
		Materials—2.4%
2,900		Eastman Chemical Co.	262,421
275,000		International Paper Co.	15,625,500
60,000		Praxair, Inc.	8,384,400
135,000		RPM International, Inc.	6,930,900
200,000		Sealed Air Corp.	8,544,000
79,500		Trinseo SA	5,334,450
			45,081,671
		Real Estate—1.8%
725,000		Brixmor Property Group, Inc. (REIT)	13,630,000
76,530		Real Estate Select Sector SPDR Fund (ETF)	2,467,327
389,200		Tanger Factory Outlet Centers, Inc. (REIT)	9,504,264
373,500		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	8,104,950
			33,706,541

163

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2017

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—2.2%
530,000	AT&T, Inc.	$ 20,760,100
425,000	Verizon Communications, Inc.	21,033,250
		41,793,350
	Utilities—1.0%
450,000	Exelon Corp.	16,951,500
81,200	NiSource, Inc.	2,077,908
		19,029,408
Total Value of Common Stocks (cost $1,092,241,910)		1,836,922,557
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.1%
	Federal Home Loan Bank:
$1,500M	1.005%, 10/17/2017	1,499,388
3,500M	1.015%, 10/19/2017	3,498,380
6,000M	1.02%, 10/20/2017	5,997,060
5,000M	1.021%, 10/27/2017	4,996,595
2,500M	1.02%, 10/30/2017	2,498,095
3,000M	1.025%, 11/9/2017	2,996,865
Total Value of Short-Term Corporate Notes (cost $21,485,242)		21,486,383
	SHORT-TERM CORPORATE NOTES—.2%
4,000M	Coca-Cola Co., 1.26%, 12/8/2017 (cost $3,990,457) (a)	3,991,094
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.2%
3,000M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $2,998,052)	2,998,138
Total Value of Investments (cost $1,120,715,661)	99.9%	1,865,398,172
Other Assets, Less Liabilities	.1	2,192,389
Net Assets	100.0%	$1,867,590,561

*	Non-income producing
(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

164

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,836,922,557	$—	$—	$1,836,922,557
Short-Term U.S. Government
Agency Obligations	—	21,486,383	—	21,486,383
Short-Term Corporate Notes	—	3,991,094	—	3,991,094
Short-Term U.S. Government
Obligations	—	2,998,138	—	2,998,138
Total Investments in Securities*	$1,836,922,557	$28,475,615	$—	$1,865,398,172

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	165

Portfolio Managers’ Letter
HEDGED U.S. EQUITY OPPORTUNITIES FUND

Dear Investor:

This is the annual report for the First Investors Hedged U.S. Equity Opportunities Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 8.68% for Class A shares, 9.11% for Advisor Class shares and 9.21% for Institutional Class shares, including dividends of 0.2 cents per share for Advisor Class shares, 0.2 cents per share for Institutional Class and none on Class A shares.

The Fund

U.S. equities rose for the eighth-straight quarter. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel equity indices. The persistently low rate of inflation growth has been a concern for the Federal Reserve (“the Fed”) even though the economic landscape has remained largely positive. Core consumer price inflation (“CPI”) rose 0.2% in August after five consecutive months of downside surprises, providing some relief for the Fed and increasing expectations for interest-rate increases at the end of the year and in 2018. In a widely anticipated move, the Fed announced that its balance-sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failure to repeal the Affordable Care Act, Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. Economic data released during the most recent quarter was generally encouraging.

The Fund underperformed its custom benchmark (70% Russell 3000, 30% BofA ML U.S. 3-Month Treasury Bill Index) for the period under review. Security selection, particularly within the Healthcare, Financial, and Industrial sectors, detracted from relative performance. Medical device company, Dexcom, was a top detractor during the period. The stock fell sharply after Abbott announced the launch of a competitive product. We maintained a favorable view on Dexcom’s differentiated technology and R&D partnerships, including collaborations with Insulet and Google, and remained invested in the stock as of the end of the review period. Overweight exposure to the Consumer Staples and Utilities sectors also detracted from relative results. Positive selection within the Consumer Discretionary, Materials, and Consumer Staples sectors partially offset these results.

The beta hedge, which is designed to reduce the Fund’s equity exposure through selling futures on U.S. indices, detracted from results as the U.S. indices were up during the period under review. The Fund’s tail risk management strategy, which is designed to reduce the risk of loss during sharp market declines, detracted from results as the S&P 500 Index advanced during the period.

166

As the U.S. continues to trend toward later stages of the economic cycle, stable growth is driving market gain. Corporate fundamentals, including earnings momentum, remain strong. A number of drivers are providing comfort to current conditions, including continued low inflation, market stability, higher-profit margins and the optionality of tax reform and increased rates.

Conversely, ongoing geopolitical concerns, Fed leadership uncertainty, and a sustained low-volatility environment are helping to offset positive sentiment. From a factor perspective, we favor value in the U.S. on a relative basis. We are also cautious on traditional growth strategies following the sustained and narrow market leadership of technology “FANG” (Facebook, Amazon, Netflix, and Alphabet (Google)) stocks in the U.S. Low volatility looks expensive, having begun resurgence late in the second quarter, but without a clear and immediate catalyst for reversion, we believe it remains a good way to reduce risk with overweight value and growth strategies. As factor leadership rotates, factor breadth (measured by the number of factors needed to explain at least 60% of variance) has continued to increase. At the stock level, the number of stocks outperforming the market by more than 25% on a rolling 12-month basis (a measure of broader market breadth) has come off of its lows, but remains narrow. Together, these suggest an improving environment for fundamental stock pickers.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

167

Fund Expenses (unaudited)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.75%
Actual		$1,000.00	$1,086.78	$9.15
Hypothetical**		$1,000.00	$1,016.30	$8.85
Advisor Class Shares	1.42%
Actual		$1,000.00	$1,091.06	$7.44
Hypothetical**		$1,000.00	$1,017.95	$7.18
Institutional Class Shares	1.31%
Actual		$1,000.00	$1,092.05	$6.87
Hypothetical**		$1,000.00	$1,018.50	$6.63

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total value of investments.

168

Cumulative Performance Information (unaudited)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares), the Russell 3000 Index and The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index.

The graph compares a $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares) beginning 8/1/16 (commencement of operations) with theoretical investments in the Russell 3000 Index and the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index (the “Indices”). The Russell 3000 Index is a market capitalization weighted equity index that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses

169

Cumulative Performance Information (unaudited) (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND

associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.12% and (0.93%), respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 8.76% and 4.94%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 8.74% and 4.99%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Bank of America and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 8/1/16 (commencement of operations).

170

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—92.7%
		Consumer Discretionary—10.6%
5,152	*	CarMax, Inc.	$ 390,573
4,734		Choice Hotels International, Inc.	302,503
2,355		Coach, Inc.	94,859
5,820		D.R. Horton, Inc.	232,393
1,985		Expedia, Inc.	285,721
3,900		General Motors Corp.	157,482
404,339	*	Global Brands Group Holding, Ltd. (Hong Kong)	38,821
5,212		Goodyear Tire & Rubber Co.	173,299
3,910		Harley-Davidson, Inc.	188,501
6,709		Hilton, Inc.	465,940
1,051		John Wiley & Sons, Inc. – Class “A”	56,229
2,025		L Brands, Inc.	84,260
2,496		Las Vegas Sands Corp.	160,143
2,327		McDonald’s Corp.	364,594
2,380	*	Netflix, Inc.	431,613
14,299		NIKE, Inc. – Class “B”	741,403
2,957	*	Norwegian Cruise Line Holdings, Ltd.	159,826
232	*	NVR, Inc.	662,360
1,389		Omnicom Group, Inc.	102,883
352	*	Priceline Group, Inc.	644,449
6,752		SES SA (Luxembourg)	147,712
2,557		Time Warner, Inc.	261,965
5,984		TJX Companies, Inc.	441,200
3,644		Toll Brothers, Inc.	151,117
906	*	Ulta Beauty, Inc.	204,810
1,476		VF Corp.	93,829
3,657		Walt Disney Co.	360,470
3,236	*	Wayfair, Inc. – Class “A”	218,106
3,989		Wynn Resorts, Ltd.	594,042
2,054		Yum! Brands, Inc.	151,195
			8,362,298
		Consumer Staples—7.7%
5,198		Altria Group, Inc.	329,657
3,147		British American Tobacco, PLC (United Kingdom)	197,017
1,610		Campbell Soup Co.	75,380
810		Clorox Co.	106,847
9,504		Coca-Cola Co.	427,775
7,105		Colgate-Palmolive Co.	517,599
2,709		Costco Wholesale Corp.	445,062
6,597		Coty, Inc. – Class “A”	109,048

171

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

Shares		Security	Value
		Consumer Staples (continued)
17,310		Diageo, PLC (United Kingdom)	$ 568,982
1,172		Dr. Pepper Snapple Group, Inc.	103,687
2,656		General Mills, Inc.	137,475
1,743		Hershey Co.	190,283
3,498	*	Hostess Brands, Inc.	47,783
1,366		Kimberly-Clark Corp.	160,751
2,483		Kraft Heinz Co.	192,557
8,106		Kroger Co.	162,606
880		McCormick & Co., Inc.	90,323
7,459	*	Monster Beverage Corp.	412,110
3,408		PepsiCo, Inc.	379,753
5,080		Procter & Gamble Co.	462,178
5,597	*	Simply Good Foods Co.	65,541
7,359		Walgreens Boots Alliance, Inc.	568,262
3,688		Wal-Mart Stores, Inc.	288,180
			6,038,856
		Energy—2.1%
2,845		Anadarko Petroleum Corp.	138,978
3,189		Canadian Natural Resources, Ltd. (Canada)	106,800
1,070		Cimarex Energy Co.	121,627
3,797	*	Diamondback Energy, Inc.	371,954
3,257		Halliburton Co.	149,920
1,089		Helmerich & Payne, Inc.	56,748
1,482		Hess Corp.	69,491
3,678		HollyFrontier Corp.	132,298
5,800	*	Laredo Petroleum, Inc.	74,994
4,826		Marathon Oil Corp.	65,441
6,865	*	Newfield Exploration Co.	203,685
516		Pioneer Natural Resources Co.	76,131
5,130	*	Southwestern Energy Co.	31,344
9,831	*	Trican Well Service, Ltd. (Canada)	35,928
1,715		World Fuel Services Corp.	58,156
			1,693,495
		Financials—16.6%
1,927		Aflac, Inc.	156,839
237	*	Alleghany Corp.	131,300
1,701		Allstate Corp.	156,339
7,171		American Express Co.	648,689
868		American Financial Group, Inc.	89,795
3,255		American International Group, Inc.	199,824

172

Shares		Security	Value
		Financials (continued)
1,328		Aon, PLC	$ 194,021
3,782		Arthur J. Gallagher & Co.	232,782
1,685	*	Berkshire Hathaway, Inc. – Class “B”	308,894
1,114		BlackRock, Inc.	498,058
718	*	Brighthouse Financial, Inc.	43,654
4,854		Chubb, Ltd.	691,938
11,894		Citigroup, Inc.	865,170
10,321		CNO Financial Group, Inc.	240,892
4,358		Comerica, Inc.	332,341
844	*	Credit Acceptance Corp.	236,463
1,410		FactSet Research Systems, Inc.	253,955
449		Fairfax Financial Holdings, Ltd. (Canada)	233,660
287		First Citizens BancShares, Inc.	107,306
2,241		First Republic Bank	234,095
2,990		IBERIABANK Corp.	245,628
2,367		Loews Corp.	113,285
4,612		M&T Bank Corp.	742,716
612	*	Markel Corp.	653,604
5,394		Marsh & McLennan Cos., Inc.	452,071
7,501		MetLife, Inc.	389,677
719		Moody’s Corp.	100,092
4,496	*	Ocelot Partners, Ltd. (Virgin Islands)	44,106
7,956		PNC Financial Services Group, Inc.	1,072,230
1,426		Principal Financial Group, Inc.	91,749
3,297		Progressive Corp.	159,641
744		Raymond James Financial, Inc.	62,742
2,102		Reinsurance Group of America, Inc.	293,292
539		RenaissanceRe Holdings, Ltd.	72,840
13,238		TD Ameritrade Holding Corp.	646,014
999		Torchmark Corp.	80,010
1,255		Travelers Cos., Inc.	153,763
6,335		Unum Group	323,909
989		W.R. Berkley Corp.	66,006
6,591		Wells Fargo & Co.	363,494
211		White Mountain Insurance Group	180,827
12,708		XL Group, Ltd.	501,331
7,382		Zions Bancorp.	348,283
			13,013,325

173

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

Shares		Security	Value
		Health Care—12.9%
3,823	*	Acadia Healthcare Co., Inc.	$ 182,586
3,701		Agilent Technologies, Inc.	237,604
2,064	*	Alder Biopharmaceuticals, Inc.	25,284
4,352	*	Alkermes, PLC (Ireland)	221,256
668		Allergan, PLC	136,907
1,680	*	AMN Healthcare Services, Inc.	76,776
8,240		AstraZeneca, PLC (ADR) (United Kingdom)	279,171
3,775		Baxter International, Inc.	236,881
891		Becton, Dickinson & Co.	174,591
176	*	BeiGene, Ltd. (China)	18,209
348	*	Biogen, Inc.	108,966
22,562		Bristol-Myers Squibb Co.	1,438,102
402		C.R. Bard, Inc.	128,841
6,505		Cardinal Health, Inc.	435,315
2,235		Danaher Corp.	191,718
5,366	*	DexCom, Inc.	262,532
3,538	*	Edwards Lifesciences Corp.	386,739
737		Eli Lilly & Co.	63,043
5,659	*	Envision Healthcare Corp.	254,372
3,100	*	Exact Sciences Corp.	146,072
11,346	*	Hologic, Inc.	416,285
1,494	*	Incyte Corp.	174,410
4,630	*	Ionis Pharmaceuticals, Inc.	234,741
4,265		Johnson & Johnson	554,493
1,826	*	Laboratory Corp. of America Holdings	275,671
4,098		McKesson Corp.	629,494
7,124		Medtronic, PLC	554,033
4,441		Merck & Co., Inc.	284,357
397		Mettler Toledo International, Inc.	248,586
4,635	*	Mylan NV (Netherlands)	145,400
12,848		Pfizer, Inc.	458,674
937		Quest Diagnostics, Inc.	87,741
653	*	Regeneron Pharmaceuticals, Inc.	291,969
1,114		STERIS, PLC	98,478
238		Teleflex, Inc.	57,589
1,925	*	Tesaro, Inc.	248,517
1,845		UnitedHealth Group, Inc.	361,343
			10,126,746

174

Shares		Security	Value
		Industrials—12.2%
1,433		3M Co.	$ 300,787
2,618		Alaska Air Group, Inc.	199,675
5,134		Allison Transmission Holdings, Inc.	192,679
946		AMERCO	354,655
8,456		Canadian National Railway Co. (Canada)	700,606
2,330		Cintas Corp.	336,172
3,799	*	Clean Harbors, Inc.	215,403
8,043		CSX Corp.	436,413
200		Dun & Bradstreet Corp.	23,282
1,289		Eaton Corp., PLC	98,982
1,044		Equifax, Inc.	110,654
3,218		Fastenal Co.	146,676
1,062		General Dynamics Corp.	218,326
11,331	*	Genesee & Wyoming, Inc. – Class “A”	838,607
3,063		Herman Miller, Inc.	109,962
2,346		Honeywell International, Inc.	332,522
3,217		IDEX Corp.	390,769
919		J. B. Hunt Transport Services, Inc.	102,083
6,367		Knight-Swift Transportation Holdings, Inc.	264,549
2,443		Lennox International, Inc.	437,224
1,207		Lockheed Martin Corp.	374,520
6,900		Milacron Holdings Corp.	116,334
1,090	*	Moog, Inc.	90,939
672		Northrop Grumman Corp.	193,348
3,985		PACCAR, Inc.	288,275
1,198		Raytheon Co.	223,523
1,596		Republic Services, Inc.	105,432
7,743		Sanwa Holdings Corp. (Japan)	88,835
7,749		Steelcase, Inc.	119,335
5,195	*	TransUnion	245,516
1,125		UniFirst Corp.	170,438
4,246		Union Pacific Corp.	492,409
5,921		United Parcel Service, Inc. – Class “B”	711,053
2,576		United Technologies Corp.	299,022
1,422	*	Verisk Analytics, Inc.	118,296
2,027		Waste Management, Inc.	158,653
			9,605,954

175

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

Shares		Security	Value
		Information Technology—17.9%
6,032	*	Acacia Communications, Inc.	$ 284,107
3,798		Accenture, PLC – Class “A”	512,996
2,663	*	Adobe Systems, Inc.	397,266
21,253	*	Advanced Micro Devices, Inc.	270,976
1,482	*	Alibaba Group Holding, Ltd. (China)	255,956
653	*	Alphabet, Inc. – Class “C”	626,299
1,170		Amdocs, Ltd.	75,254
1,679		Amphenol Corp.	142,111
1,594	*	Arista Networks, Inc.	302,238
2,518	*	Arrow Electronics, Inc.	202,472
2,534	*	Autodesk, Inc.	284,467
2,299	*	Black Knight Financial Services, Inc. – Class “A”	98,972
5,477		Booz Allen Hamilton Holdings Corp.	204,785
3,936		CDW Corp.	259,776
3,378		Cisco Systems, Inc.	113,602
4,644	*	CommScope Holding Co., Inc.	154,227
2,686	*	CoStar Group, Inc.	720,519
4,510	*	Facebook, Inc. – Class “A”	770,624
1,854		Fidelity National Information Services, Inc.	173,145
1,105	*	Fiserv, Inc.	142,501
1,707	*	FleetCor Technologies, Inc.	264,192
13,039		Genpact, Ltd.	374,871
2,644		Global Payments, Inc.	251,259
2,300	*	GoDaddy, Inc. – Class “A”	100,073
2,257		Harris Corp.	297,202
28,881	*	Just Eat, PLC (United Kingdom)	258,713
2,600	*	Keysight Technologies, Inc.	108,316
4,733		Microchip Technology, Inc.	424,929
9,720		Microsoft Corp.	724,043
2,059		Motorola Solutions, Inc.	174,747
2,680		NVIDIA Corp.	479,104
7,063	*	PayPal Holdings, Inc.	452,244
5,541		QUALCOMM, Inc.	287,245
6,117	*	ServiceNow, Inc.	718,931
5,733		Silicon Motion Technology Corp. (ADR) (Taiwan)	275,356
492		Skyworks Solutions, Inc.	50,135
5,738	*	Trimble, Inc.	225,216
4,432	*	VeriSign, Inc.	471,520
4,166		Visa, Inc.	438,430
1,722		Western Digital Corp.	148,781
5,536		Workday, Inc. – Class “A”	583,439

176

Shares		Security	Value
		Information Technology (continued)
7,624	*	Yandex NV – Class “A” (Russia)	$ 251,211
7,051	*	Zillow Group, Inc. – Class “A”	283,098
9,410	*	Zillow Group, Inc. – Class “C”	378,376
			14,013,724
		Materials—4.4%
4,100	*	Alcoa Corp.	191,142
4,419		Ball Corp.	182,505
4,659		Celanese Corp. – Class “A”	485,794
2,993		CRH, PLC (Ireland)	113,781
1,176		Ecolab, Inc.	151,245
7,815		International Paper Co.	444,048
2,053		Packaging Corp. of America	235,438
24,685	*	Platform Specialty Products Corp.	275,238
983		PPG Industries, Inc.	106,813
2,188		Praxair, Inc.	305,751
4,746		Reliance Steel & Aluminum Co.	361,503
658		Sherwin-Williams Co.	235,590
5,025		Silgan Holdings, Inc.	147,886
1,520		Southern Copper Corp. (Peru)	60,435
1,678		Westlake Chemical Corp.	139,425
			3,436,594
		Real Estate—2.6%
2,286		American Tower Corp. (REIT)	312,450
5,092		Columbia Property Trust, Inc. (REIT)	110,853
8,733		Host Hotels & Resorts, Inc. (REIT)	161,473
2,159		PS Business Park, Inc. (REIT)	288,226
2,925		Public Storage (REIT)	625,921
511		Simon Property Group, Inc. (REIT)	82,276
16,875		STORE Capital Corp. (REIT)	419,681
833		Taubman Centers, Inc. (REIT)	41,400
			2,042,280
		Telecommunication Services—.4%
2,000		Nippon Telegraph & Telephone Corp. (Japan)	91,660
4,090		Verizon Communications, Inc.	202,414
			294,074

177

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

Shares	Security	Value
	Utilities—5.3%
4,807	Alliant Energy Corp.	$ 199,827
1,714	Ameren Corp.	99,138
2,197	American Electric Power Co., Inc.	154,317
1,248	American Water Works Co., Inc.	100,976
923	Atmos Energy Corp.	77,384
3,950	CenterPoint Energy, Inc.	115,379
2,025	CMS Energy Corp.	93,798
1,601	Consolidated Edison, Inc.	129,169
3,045	Dominion Energy, Inc.	234,252
1,069	DTE Energy Co.	114,768
3,021	Duke Energy Corp.	253,522
1,661	Edison International	128,179
1,258	Entergy Corp.	96,061
1,886	Eversourse Energy	113,990
5,226	Exelon Corp.	196,863
2,763	Iberdrola SA	85,681
1,518	NextEra Energy, Inc.	222,463
2,987	NiSource, Inc.	76,437
3,636	OGE Energy Corp.	131,005
2,974	PG&E Corp.	202,500
938	Pinnacle West Capital Corp.	79,317
3,423	PPL Corp.	129,903
2,826	Public Service Enterprise Group, Inc.	130,702
960	Sempra Energy	109,565
4,826	Southern Co.	237,150
8,089	UGI Corp.	379,051
1,866	WEC Energy Group, Inc.	117,147
2,734	Xcel Energy, Inc.	129,373
		4,137,917
Total Value of Common Stocks (cost $64,817,623)		$72,765,263

PUT OPTIONS PURCHASED—.5%

		Exercise	Notional
Contracts	S&P 500 Index	Price	Amount	Value
27	Expiration 12/15/2017	2,275.00	6,142,500	$ 21,600
27	Expiration 3/16/2018	2,175.00	5,872,500	48,735
23	Expiration 6/15/2018	2,150.00	4,945,000	72,496
31	Expiration 9/21/2018	2,325.00	7,207,500	240,870
Total Value of Put Options Purchased (premium paid $726,822)				$383,701

178

Shares		Security		Value
		WARRANTS—.0%
		Financials
4,496	*	Ocelot Partners, Ltd. (Expires 3/8/2020) (cost $45)		$ 2,248
Total Value of Investments (cost $65,544,490)			93.2%	73,151,212
Other Assets, Less Liabilities			6.8	5,318,544
Net Assets			100.0%	$78,469,756

*	Non-income producing

At September 30, 2017, Hedged U.S. Equity Opportunities Fund had open foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Hedged U.S. Equity Opportunities

	Settlement	Foreign	Receive			Unrealized
Counterparty	Date	Currency	(Deliver)	Asset	Liability	Appreciation
BCI	12/20/17	JPY	(8,518,000)	($75,699)	($77,651)	$1,952
CITI	12/20/17	EUR	(89,000)	(105,188)	(106,722)	1,534
		Net Unrealized gain on open foreign exchange contracts				$3,486

A summary of abbreviations for counterparties to foreign exhange contracts are as follows:

BCI	Barclays Capital, Inc.
CITI	Citigroup Global Markets

Summary of Abbreviations:

ADR	American Depositary Receipts
EUR	Euro
JPY	Japanese Yen
REIT	Real Estate Investment Trust

179

Portfolio of Investments (continued)
HEDGED U.S. EQUITY OPPORTUNITIES FUND
September 30, 2017

PUT OPTIONS WRITTEN—(.2)%

		Exercise	Notional
Contracts	S&P 500 Index	Price	Amount	Value
(14)	Expiration 12/15/2017	2,050.00	(2,870,000)	$ (3,262)
(27)	Expiration 3/16/2018	1,950.00	(5,265,000)	(20,655)
(23)	Expiration 6/15/2018	1,925.00	(4,427,500)	(33,580)
(31)	Expiration 9/21/2018	2,075.00	(6,432,500)	(119,505)
Total Value of Put Options Written (premium paid $342,648)				$(177,002)

Futures contracts outstanding at September 30, 2017:

				Value at	Unrealized
Number of			Notional	September 30,	Appreciation
Contracts	Type	Expiration	Amounts	2017	(Depreciation)
60	E-mini	Dec. 2017	$4,208,100	$3,937,375	$(270,725)
	Russell 2000
	Index
40	E-mini	Dec. 2017	4,882,400	4,779,817	(102,583)
	S&P 500
23	MSCI EAFE	Dec. 2017	2,263,140	2,251,076	(12,064)
	Index
13	E-mini S&P	Dec. 2017	2,233,595	2,132,754	(100,841)
	MidCap 400
13	MSCI EM	Dec. 2017	722,940	737,811	14,871
	Index
(Premium received $301)					$(471,342)

180

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$72,765,263	$—	$—	$72,765,263
Put Options Purchased	$383,701	$—	$—	$383,701
Warrants*	$2,248	$—	$—	$2,248
	$73,151,212	$—	$—	$73,151,212
Other Assets
Liabilities
Put Options Written	$(177,002)	$—	$—	$(177,002)
Futures Contracts	$(471,041)	$—	$—	$(471,041)
	$(648,043)	$—	$—	$(648,043)

*	The Portfolio of Investments provides information on the industry categorization for common stocks and warrants.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	181

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 15.00% for Class A shares, 14.12% for Class B shares, 15.50% for Advisor Class shares and 15.54% for Institutional Class shares, including dividends of 6.8 cents per share for Class A shares, 4.6 cents per share for Class B shares, 7.8 cents per share for Advisor Class shares and 8.7 cents per share for Institutional Class shares.

The Fund

In the fourth quarter of 2016, European equities finished the quarter slightly negative (in U.S. dollars) against a backdrop of political uncertainty and growing sentiment that the effectiveness of extraordinary monetary policy measures may have been reached. The European Central Bank announced its intention to continue quantitative easing through 2017. Emerging market equities came under pressure. Concerns about rising interest rates, a stronger U.S. dollar, and potential changes to U.S. policy resulted in significant capital outflows from emerging markets, and renewed concern about dollar-denominated debt.

European equities had a strong first quarter of 2017, as investors looked beyond rising political uncertainty and stayed optimistic given largely positive economic figures coming out of the region. Emerging market equities posted double-digit returns for the quarter, driven by a recovery from the sell-off in the fourth quarter of 2016 and strong emerging market currencies against the U.S. dollar. On the back of investment funds returning, EM currencies rallied alongside the markets, lifting returns in U.S. dollar terms. Asian stocks were among the top performers given a recovery in sentiment in India, as the demonetization impact on corporate earnings had been less severe than feared.

In the second quarter of 2017, investors took notice of the Eurozone recovery. Positive economic data, improving corporate earnings and reduced political risks contributed to optimistic sentiment. Emerging markets were a top performer with returns aided by a weakening U.S. dollar and solid growth. China and Korea were notable drivers of returns.

Across the globe, almost all equity markets registered positive returns for the third quarter of 2017. The broad macro backdrop was reasonably steady with wage growth, inflation, household leverage and housing markets at reasonable levels in most major economies, supported by low interest rates and energy prices. This stable backdrop was certainly good enough for companies with structural growth drivers to continue growing earnings and adding value for shareholders. Emerging markets continued their bull run in the third quarter, outpacing their developed market counterparts. Important drivers for the benchmark’s performance were Chinese e-commerce companies and Brazilian banks, as well as a lift for dollar investors from rising exchange rates against the U.S. dollar, which are common accompanying market inflows. Rising corporate earnings and growth across the major EM economies helped sustain a healthy outlook.

182

While the tide appears to be turning in Europe, we are always looking at what could go wrong. And we believe what is starting to go against European companies is the euro, despite some weakness toward the end of the quarter. A strengthening currency will, at minimum, hurt reported earnings for multinationals and exporters. A fast, sharp change in currency can cause problems for an economy. For now, this is something we are monitoring, but does not change the overall stable environment. In the intermediate term, the level of interest rates remains an open question. At some point monetary policy will have to normalize, but from what we’ve seen so far from Japan, to the U.S. and Europe, it will likely take longer than many expect. But over the longer term, European markets are good hunting grounds for truly excellent companies. While growth overall in Europe isn’t likely going to be setting world records, it is home to a group of truly world class companies, many of which are multinational companies with long histories and durable competitive advantages.

In emerging markets, stocks have increased in valuation compared to a year and half ago, but they are now supported by a further improved growth outlook. Going forward, we think that the impending Federal Reserve action to shrink its balance sheet makes for a potentially tricky backdrop. However, we believe the current solid emerging markets macro fundamentals should be able to absorb some resulting negative pressures, at least for some time. Most major EMs have lowered vulnerability to foreign debt and improved growth in the past few years.

We believe that the currencies of the countries that we are invested in should weather any unexpected tightening of financial conditions, which might happen following the tightening actions by the developed market central banks. We continue to be extra wary of economies that rely almost solely on commodities or a single commodity. While there could be well-run businesses there, the earnings stream could be volatile when translated into U.S. dollars or other hard currencies in which our investors expect to see their investment returns.

Overall, the global outlook isn’t of particularly booming economies, but it’s steady enough, which we believe is sufficient for companies that have strong competitive advantages and structural growth drivers to continue growing earnings and consequently deliver investment returns to shareholders—not a particularly bad investing environment.

The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Top Contributors

HDFC Bank continued to perform well as the bank reported strong results for the fiscal quarter ended in June. HDFC Bank is a prime beneficiary of continued healthy deposit growth, as India’s middle income group accumulates savings, as well as the recent surge in deposits due to the monetization push, providing funding to cater to the strong demand for credit from a variety of consumers and small-to-medium sized businesses. HDFC Bank

183

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a faster rate than the industry.

Alibaba reported strong results for the first quarter that exceeded both top line and bottom line expectations. The key drivers continue to be better data-driven personalization providing more relevant and engaging ads, and improving conversion rates for merchants on their core e-commerce business. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall Gross Merchandise Volume (“GMV”). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants like Taobao, and more established merchants like Tmall, Alibaba can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Given the fast take-up of smartphone penetration, there is the potential for this to increase significantly, and we believe Alibaba is in prime position to benefit from this trend.

Bottom Contributors

Novo Nordisk detracted from portfolio returns. We exited our position in Novo Nordisk, as the insulin market in the U.S. was becoming more competitive. Novo had been a long-term investment for us and the company created a lot of value over the long haul. But over the past year, the competitive pressures have risen significantly and the company no longer offers the predictable earnings growth profile it once had.

Japan Tobacco detracted from portfolio returns. The launch of competitors’ heat-not-burn products in Japan removed visibility so we reallocated capital to better opportunities.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

184

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.56%
Actual		$1,000.00	$1,147.92	$8.40
Hypothetical**		$1,000.00	$1,017.25	$7.89
Class B Shares	2.39%
Actual		$1,000.00	$1,141.24	$12.83
Hypothetical**		$1,000.00	$1,013.09	$12.06
Advisor Class Shares	1.17%
Actual		$1,000.00	$1,154.98	$6.32
Hypothetical**		$1,000.00	$1,019.20	$5.92
Institutional Class Shares	1.08%
Actual		$1,000.00	$1,155.36	$5.84
Hypothetical**		$1,000.00	$1,019.66	$5.47

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

185

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 9/30/07 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 21 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of

186

a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.25% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.44%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The MSCI EAFE Index (Gross) return and MSCI EAFE Index (Net) return since inception of the Advisor Class shares and Institutional Class shares are 7.13% and 6.62%, respectively.

187

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—95.6%
		United Kingdom—14.6%
239,050		British American Tobacco, PLC	$ 14,965,651
57,095		DCC, PLC	5,542,944
187,153		Diageo, PLC	6,151,745
1,377,711		Domino’s Pizza Group, PLC	5,726,694
134,817		Reckitt Benckiser Group, PLC	12,307,988
335,264		RELX NV	7,136,396
			51,831,418
		United States—13.8%
45,135		Accenture, PLC – Class “A”	6,096,384
112,266		Mastercard, Inc. – Class “A”	15,851,959
102,564		Philip Morris International, Inc.	11,385,630
4,575	*	Priceline Group, Inc.	8,376,002
70,000		Visa, Inc. – Class “A”	7,366,800
			49,076,775
		India—8.6%
655,678		HDFC Bank, Ltd.	18,125,502
467,995		Housing Development Finance Corp., Ltd.	12,481,897
			30,607,399
		Canada—6.8%
220,341		Alimentation Couche-Tard, Inc. – Class “B”	10,048,009
87,126		Canadian National Railway Co.	7,218,662
12,451		Constellation Software, Inc.	6,792,942
			24,059,613
		Switzerland—5.8%
120,787		Nestle SA	10,115,997
26,607		Roche Holding AG – Genusscheine	6,792,224
217,759		UBS Group AG	3,721,703
			20,629,924

188

Shares		Security	Value
		France—5.6%
32,838		Essilor International SA	$ 4,065,454
16,559		L’Oreal SA	3,520,818
16,367		LVMH Moet Hennessy Louis Vuitton SE	4,515,868
27,937		Sodexo SA	3,483,458
28,546		Teleperformance	4,261,151
			19,846,749
		Japan—5.0%
30,710		Daito Trust Construction Co., Ltd.	5,594,801
7,977		Keyence Corp.	4,235,732
38,500		Shimano, Inc.	5,128,771
128,100		Unicharm Corp.	2,932,554
			17,891,858
		Netherlands—4.6%
277,172		Unilever NV – CVA	16,392,491
		Ireland—4.6%
1,174,693		Allied Irish Banks, PLC	7,059,820
91,481		Paddy Power Betfair, PLC	9,127,557
			16,187,377
		Spain—4.5%
39,700		Aena SA	7,167,208
178,153		Grifols SA – Class “A”	5,190,251
91,231		Industria de Diseno Textil SA	3,438,010
			15,795,469
		China—3.3%
68,249	*	Alibaba Group Holding, Ltd. (ADR)	11,787,285
		Germany—3.3%
106,608		SAP SE	11,678,874
		Belgium—2.8%
82,988		Anheuser-Busch InBev SA	9,935,805
		South Africa—2.2%
36,135		Naspers, Ltd.	7,793,496
12,498		Novus Holdings, Ltd.	6,028
			7,799,524

189

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2017

Shares or
Principal
Amount	Security	Value
	Australia—2.1%
31,593	CSL, Ltd.	$ 3,319,736
81,449	Ramsay Health Care, Ltd.	3,978,981
		7,298,717
	Taiwan—2.0%
184,008	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,909,500
	Hong Kong—1.7%
140,927	Tencent Holdings, Ltd.	6,065,295
	Israel—1.5%
48,109	Check Point Software Technologies, Inc.	5,485,388
	Brazil—1.5%
785,970	Ambev SA (ADR)	5,179,542
	Mexico—1.3%
48,733	Fomento Economico Mexicana SAB de CV – Class “B” (ADR)	4,655,464
Total Value of Common Stocks (cost $239,587,979)		339,114,467
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.5%
	United States
	Federal Home Loan Bank:
$2,500M	1.01%, 10/10/2017	2,499,455
1,500M	1.02%, 10/20/2017	1,499,265
5,000M	1.035%, 11/17/2017	4,993,675
Total Value of Short-Term U.S. Government Agency Obligations (cost $8,991,803)		8,992,395
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.3%
	United States
4,500M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $4,497,078)	4,497,206
Total Value of Investments (cost $253,076,860)	99.4%	352,604,068
Other Assets, Less Liabilities	.6	2,238,852
Net Assets	100.0%	$354,842,920

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts

190

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$51,831,418	$—	$—	$51,831,418
United States	49,076,775	—	—	49,076,775
India	30,607,399	—	—	30,607,399
Canada	24,059,613	—	—	24,059,613
Switzerland	20,629,924	—	—	20,629,924
France	19,846,749	—	—	19,846,749
Japan	17,891,858	—	—	17,891,858
Netherlands	16,392,491	—	—	16,392,491
Ireland	16,187,377	—	—	16,187,377
Spain	15,795,469	—	—	15,795,469
China	11,787,285	—	—	11,787,285
Germany	11,678,874	—	—	11,678,874
Belgium	9,935,805	—	—	9,935,805
South Africa	7,799,524	—	—	7,799,524
Australia	7,298,717	—	—	7,298,717
Taiwan	6,909,500	—	—	6,909,500
Hong Kong	6,065,295	—	—	6,065,295
Israel	5,485,388	—	—	5,485,388
Brazil	5,179,542	—	—	5,179,542
Mexico	4,655,464	—	—	4,655,464

191

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2017

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government
Agency Obligations	$—	$8,992,395	$—	$8,992,395
Short-Term U.S. Government
Obligations	—	4,497,206	—	4,497,206
Total Investments in Securities	$339,114,467	$13,489,601	$—	$352,604,068

During the year ended September 30, 2017, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

192	See notes to financial statements

Portfolio Managers’ Letter
LONG SHORT FUND

Dear Investor:

This is the annual report for the First Investors Long Short Fund for the fiscal year ended September 30, 2017. The fund was launched on December 1, 2016 and the comments below reflect the period December 1, 2016 through September 30, 2017. During the period, the Fund’s return on a net asset value basis was 4.30% for Class A shares, 4.60% for Advisor Class shares and 4.70% for Institutional Class shares.

Market Overview

The S&P 500 Index rose strongly from December 1, 2016 through September 30, 2017, driven by broadening global growth and expectations for fiscal stimulus, tax reform, and lower regulations in the United States. These expectations were tested in 2017, as Congress was unable to accomplish any major legislative initiatives, as geopolitical insecurity, especially about Korea, rose, and hurricanes made landfall in the United States. However, investors continued to bid up stocks, as strong corporate earnings and economic data in 2017 helped offset uncertainty. Many market observers expect the Federal Reserve will raise short-term rates in December, which appears to highlight central bank officials’ confidence that the economy is—despite weak wage gains in the third quarter—healthy.

Portfolio Review

A long position in Intercontinental Exchange helped returns, as shares rose after the company’s futures volumes showed signs of improvement and management offered more details around the outlook for its data business. The portfolio also benefited from its long position in Alphabet, as quarterly results showed solid growth in its core business, disciplined expense management, and increased optimism around more nascent growth initiatives such as cloud. A long position in Rockwell Automation also helped returns, as shares rose after the company reported quarterly earnings above expectations and management raised its guidance for the year, driven by strong organic revenue growth. We continue to own Rockwell, as we expect the company to benefit from secular tailwinds driven by increasing adoption of factory automation technologies.

In contrast, a long position in AutoZone detracted from performance, as shares fell after the company reported quarterly earnings below expectations, hurt by weaker revenues. We sold our position after the announcement in May, as we saw opportunities with better risk-reward profiles elsewhere. A short position in Wal-Mart also hurt returns, as shares rose after the company reported quarterly earnings above expectations, driven by stronger sales and store traffic. We covered our position in August, as our thesis was broken. The portfolio was also hurt by a long position in

193

Portfolio Managers’ Letter (continued)
LONG SHORT FUND

Molson Coors, as shares fell after management did a poor job of communicating medium-term EBITDA targets and, as a result, consensus estimates came down.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

194

Fund Expenses (unaudited)
LONG SHORT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	3.18%
Actual		$1,000.00	$1,043.00	$16.29
Hypothetical**		$1,000.00	$1,009.13	$16.02
Advisor Class Shares	2.89%
Actual		$1,000.00	$1,046.00	$14.82
Hypothetical**		$1,000.00	$1,010.58	$14.57
Institutional Class Shares	2.78%
Actual		$1,000.00	$1,047.00	$14.27
Hypothetical**		$1,000.00	$1,011.13	$14.02

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

195

Portfolio of Investments
LONG SHORT FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—89.5%
		Consumer Discretionary—11.2%
46,670		Comcast Corp. (a)	$ 1,795,862
27,360	*	Floor & Decor Holdings, Inc.	1,065,125
22,489		Lowe’s Cos., Inc. (a)	1,797,771
16,997	*	Lululemon Athletica, Inc.	1,058,063
			5,716,821
		Consumer Staples—1.3%
6,038		Molson Coors Brewing Co. (a)	492,942
2,063		Walgreens Boots Alliance, Inc. (a)	159,305
			652,247
		Energy—4.1%
31,350		ConocoPhillips	1,569,068
21,158	*	NCS Multistage Holdings, Inc. (a)	509,485
			2,078,553
		Financials—16.4%
21,381		Citigroup, Inc. (a)	1,555,254
35,309		Citizens Financial Group, Inc.	1,337,152
20,532		Comerica, Inc. (a)	1,565,770
37,671		Intercontinental Exchange, Inc. (a)	2,587,998
21,852		SunTrust Banks, Inc. (a)	1,306,094
			8,352,268
		Health Care—11.8%
9,078	*	Agios Pharmaceuticals, Inc.	605,957
2,500		Allergan, PLC	512,375
1,852	*	Biogen, Inc.	579,898
2,933	*	BioMarin Pharmaceutical, Inc (a)	272,974
8,888	*	Celgene Corp. (a)	1,296,048
3,226		Humana, Inc. (a)	785,950
15,044		Medtronic, PLC (a)	1,169,972
4,028		Thermo Fisher Scientific, Inc. (a)	762,098
			5,985,272
		Industrials—17.0%
6,700		Alaska Air Group, Inc.	511,009
4,585		Deere & Co.	575,830
11,525		Dover Corp. (a)	1,053,270

196

Shares		Security	Value
		Industrials (continued)
10,344		Eaton Corp., PLC (a)	$ 794,316
7,667		Honeywell International, Inc. (a)	1,086,721
17,707		Johnson Controls International, PLC (a)	713,415
7,073		Parker Hannifin Corp. (a)	1,237,916
8,959		Rockwell Automation, Inc. (a)	1,596,583
9,087		United Parcel Service, Inc. (a)	1,091,258
			8,660,318
		Information Technology—21.6%
813	*	Alphabet, Inc. (a)	779,756
10,583		Applied Materials, Inc. (a)	551,268
32,802		Cisco Systems, Inc. (a)	1,103,131
63,787		Cypress Semiconductor Corp. (a)	958,081
13,798		DXC Technology Co. (a)	1,184,972
36,584	*	eBay, Inc. (a)	1,407,021
3,420	*	Facebook, Inc. (a)	584,375
3,442	*	FleetCor Technologies, Inc.	532,718
25,051		Motorola Solutions, Inc. (a)	2,126,078
3,837	*	Palo Alto Networks, Inc.	552,912
4,901		Skyworks Solutions, Inc. (a)	499,412
7,031		Visa, Inc. (a)	739,942
			11,019,666
		Real Estate—2.1%
16,545		Prologis, Inc. (REIT)	1,049,946
		Telecommunication Services—4.0%
51,687		AT&T, Inc. (a)	2,024,580
Total Value of Common Stocks (cost $42,110,608)			45,539,671
		SECURITIES SOLD SHORT—(60.3)%
		Consumer Discretionary—(10.2)%
(7,753)		Adient, PLC	(651,174)
(13,448)		Cheesecake Factory, Inc.	(566,430)
(3,705)		Children’s Place Retail Stores, Inc.	(437,746)
(17,711)		Hanesbrands, Inc.	(436,399)
(24,096)		Macy’s, Inc.	(525,775)
(7,786)		Polaris Industries, Inc.	(814,649)
(2,456)		PVH Corp.	(309,603)

197

Portfolio of Investments (continued)
LONG SHORT FUND
September 30, 2017

Shares	Security	Value
	Consumer Discretionary (continued)
(6,182)	Tractor Supply Co.	$ (391,259)
(15,300)	Urban Outfitters, Inc.	(365,670)
(13,373)	Williams-Sonoma, Inc.	(666,778)
		(5,165,483)
	Consumer Staples—(3.3)%
(2,224)	Casey’s General Stores, Inc.	(243,417)
(4,941)	Craker Barrel Old Country Store, Inc.	(749,154)
(18,569)	Snyders-Lance, Inc.	(708,222)
		(1,700,793)
	Financials—(15.4)%
(11,759)	Charles Schwab Corp.	(514,339)
(14,765)	Federated Investors, Inc.	(438,521)
(11,059)	Franklin Resources, Inc.	(492,236)
(7,453)	Glacier Bancorp, Inc.	(281,425)
(74,892)	New York Community Bancorp, Inc.	(965,358)
(57,604)	People’s United Financial, Inc.	(1,044,937)
(2,935)	Signature Bank	(375,797)
(12,312)	Synchrony Financial	(382,288)
(6,081)	T. Rowe Price Group, Inc.	(551,243)
(36,617)	Umpqua Holdings Corp.	(714,398)
(11,288)	United Bankshares, Inc.	(419,349)
(12,314)	Voya Financial, Inc.	(491,205)
(20,443)	Waddell & Reed Financial, Inc.	(410,291)
(14,183)	Wells Fargo & Co.	(782,192)
		(7,863,579)
	Health Care—(9.5)%
(14,084)	Acorda Therapeutics, Inc.	(333,087)
(5,322)	DexCom, Inc.	(260,379)
(12,683)	Fresenius Medical Care AG & Co. KGaA	(620,072)
(6,344)	Glaukos Corp.	(209,352)
(6,545)	LifePoint Health, Inc.	(378,956)
(1,623)	McKesson Corp.	(249,309)
(4,736)	Merck & Co., Inc.	(303,246)
(15,972)	Roche Holdings, Inc.	(511,104)
(6,161)	Sanofi	(306,756)
(7,361)	Seattle Genetic, Inc.	(400,512)

198

Shares	Security	Value
	Health Care (continued)
(20,609)	Teva Pharmaceutical Industries, Ltd. (ADR)	$ (362,718)
(3,100)	United Therapeutics Corp.	(363,289)
(2,904)	Waters Corp.	(521,326)
		(4,820,106)
	Industrials—(7.0)%
(3,959)	Carlisle Companies, Inc.	(397,048)
(4,813)	Expeditors International of Washington, Inc.	(288,106)
(12,849)	Fluor Corp.	(540,943)
(19,699)	General Electric Co.	(476,322)
(2,324)	Graco, Inc.	(287,456)
(8,749)	HD Supply Holdings. Inc.	(315,576)
(27,100)	JetBlue Airways Corp.	(502,163)
(3,333)	MSC Industrial Direct Co., Inc.	(251,875)
(3,338)	Stericycle, Inc.	(239,068)
(1,432)	W.W. Grainger, Inc.	(257,402)
		(3,555,959)
	Information Technology—(13.2)%
(10,895)	Acxiom Corp.	(268,453)
(1,818)	Alliance Data Systems Corp.	(402,778)
(8,031)	Amdocs, Ltd.	(516,554)
(11,286)	Appian Corp.	(321,200)
(101,753)	AU Optronics Corp.	(411,082)
(4,536)	Blackline, Inc.	(154,768)
(27,039)	Infinera Corp.	(239,836)
(14,264)	Intel Corp.	(543,173)
(3,400)	International Business Machines Corp.	(493,272)
(29,486)	LG Display Co., Ltd.	(395,702)
(5,785)	Manhattan Associates, Inc.	(240,482)
(11,288)	Mulesoft, Inc.	(227,340)
(26,481)	ON Semiconductor Corp.	(489,104)
(9,144)	Paychex, Inc.	(548,274)
(30,088)	Teradata Corp.	(1,016,674)
(15,900)	TrueCar, Inc.	(251,061)
(5,973)	Zendesk, Inc.	(173,874)
		(6,693,627)

199

Portfolio of Investments (continued)
LONG SHORT FUND
September 30, 2017

Shares	Security		Value
	Materials—(1.7)%
(5,000)	International Paper Co.		$ (284,100)
(14,721)	Mosaic Co.		(317,826)
(5,000)	WestRock Co.		(283,650)
			(885,576)
Total Value of Securities Sold Short (proceeds $29,790,598)			(30,685,123)
Total Value of Investments
(cost and short proceeds $12,320,010)		29.2%	14,854,548
Other Assets, Less Liabilities		70.8	36,047,903
Net Assets		100.0%	$50,902,451

*	Non-income producing
(a)	A portion or all of the security has been pledged to cover collateral requirements on securities sold short.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

200

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$45,539,671	$—	$—	$45,539,671
Liabilities
Securities Sold Short*	$(30,685,123)	$—	$—	$(30,685,123)

*	The Portfolio of Investments provides information on the industry categorization for common stocks and securities sold short.

There were no transfers into or from Level 1 or Level 2 by the Fund for the period ended
September 30, 2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	201

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 16.99% for Class A shares, 16.12% for Class B shares, 17.37% for Advisor Class shares and 17.49% for Institutional Class shares, including dividends of 22.0 cents per share for Class A shares, 17.7 cents per share for Class B shares, 24.3 cents per share for Advisor Class shares and 25.9 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.35 per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018.

202

The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

203

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Fund

On a relative basis, the Fund outperformed the S&P 400 Mid-Cap Index primarily due to stock selection in Consumer Discretionary and the Materials sector. In Consumer Discretionary, Fox Factory Holding Corporation—a maker of suspension products for mountain bikes and automotive vehicles—benefited from demand for its high-end shocks in off-road vehicles. Also, in Consumer Discretionary, Service-Master Global Holdings—which offers pest control (Terminix), home warranties, and home cleaning services—announced the spin-off of its home warranty business, which was news welcomed by investors. Also, its home cleaning business is anticipated to do well in the wake of Hurricanes Harvey and Irma. In the Materials sector, Summit Materials, Inc.—a maker of cement, concrete and asphalt—grew sales and volumes, notably in Austin and North Texas. Also in the Materials sector, FMC Corporation—a maker of agricultural products and lithium—had a strong year in both of its businesses. The company also announced an accretive acquisition of DuPont’s crop protection business.

The Fund’s absolute performance was mainly attributable to investments in Information Technology, Financial and Material stocks. Among our Information Technology stocks, Lam Research Corporation—a supplier of capital equipment to the semiconductor industry—benefited from another year of increased industry spending, particularly for 3D NAND, which is the latest generation of high-density storage drives. Among our financial stocks, Citizens Financial Group—a commercial bank serving the New England, mid-Atlantic, and Midwest regions—has benefited from strong loan growth and expense management. The bank is also positioned to benefit from higher interest rates and a reduction in regulations. Finally, among our stocks in the

204

Materials sector, Summit Materials, Inc. and FMC Corporation—discussed above—both delivered strong results on an absolute basis as well during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

205

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.20%
Actual		$1,000.00	$1,158.60	$6.49
Hypothetical**		$1,000.00	$1,019.05	$6.07
Class B Shares	1.96%
Actual		$1,000.00	$1,161.24	$10.62
Hypothetical**		$1,000.00	$1,015.24	$9.90
Advisor Class Shares	0.85%
Actual		$1,000.00	$1,173.72	$4.63
Hypothetical**		$1,000.00	$1,020.81	$4.31
Institutional Class Shares	0.77%
Actual		$1,000.00	$1,052.65	$3.96
Hypothetical**		$1,000.00	$1,021.21	$3.90

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

206

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

207

Cumulative Performance Information (unaudited) (continued)
OPPORTUNITY FUND

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.73% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.90%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.05%.

208

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—96.0%
		Consumer Discretionary—20.9%
330,000		Acushnet Holdings Corp.	$ 5,860,800
170,000		Aramark Holdings Corp.	6,903,700
175,000	*	Belmond, Ltd. – Class “A”	2,388,750
225,000		Big Lots, Inc.	12,053,250
130,000		BorgWarner, Inc.	6,659,900
211,500		Coach, Inc.	8,519,220
100,500		Dana Holding Corp.	2,809,980
70,000		Delphi Automotive, PLC	6,888,000
353,200		DSW, Inc. – Class “A”	7,586,736
185,000	*	Fox Factory Holding Corp.	7,973,500
124,700	*	Helen of Troy, Ltd.	12,083,430
95,600		HSN, Inc.	3,733,180
145,000		L Brands, Inc.	6,033,450
40,000		Lear Corp.	6,923,200
160,000	*	LKQ Corp.	5,758,400
165,000		Magna International, Inc.	8,807,700
360,000	*	Michaels Cos., Inc.	7,729,200
165,000		Newell Brands, Inc.	7,040,550
95,000		Nordstrom, Inc.	4,479,250
104,800		Oxford Industries, Inc.	6,658,992
129,000		Penske Automotive Group, Inc.	6,136,530
25,000		Ralph Lauren Corp.	2,207,250
21,500		Ross Stores, Inc.	1,388,255
200,000		Ruth’s Hospitality Group, Inc.	4,190,000
166,200	*	Select Comfort Corp.	5,160,510
340,000	*	ServiceMaster Holdings, Inc.	15,888,200
159,300	*	Taylor Morrison Home Corp. – Class “A”	3,512,565
500,000	*	TRI Pointe Group, Inc.	6,905,000
209,000		Tupperware Brands Corp.	12,920,380
45,500		Whirlpool Corp.	8,392,020
475,000	*	William Lyon Homes – Class “A”	10,920,250
3,000		Williams-Sonoma, Inc.	149,580
122,300		Wolverine World Wide, Inc.	3,528,355
102,000		Wyndham Worldwide Corp.	10,751,820
			228,941,903
		Consumer Staples—5.4%
270,000		B&G Foods, Inc.	8,599,500
513,725		Koninklijke Ahold Delhaize NV (ADR)	9,591,246
21,700		McCormick & Co., Inc.	2,227,288
110,000		Nu Skin Enterprises, Inc. – Class “A”	6,762,800

209

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2017

Shares		Security	Value
		Consumer Staples (continued)
289,000	*	Performance Food Group Co.	$ 8,164,250
175,000		Pinnacle Foods, Inc.	10,004,750
101,661		Tootsie Roll Industries, Inc.	3,863,118
365,000	*	U.S. Foods Holding Corp.	9,745,500
			58,958,452
		Energy—2.4%
30,100	*	Dril-Quip, Inc.	1,328,915
80,000		EOG Resources, Inc.	7,739,200
90,000		EQT Corp.	5,871,600
85,000		Hess Corp.	3,985,650
80,000		National Oilwell Varco, Inc.	2,858,400
180,000		PBF Energy, Inc. – Class “A”	4,969,800
			26,753,565
		Financials—14.9%
75,600		Ameriprise Financial, Inc.	11,227,356
220,000		Berkshire Hills Bancorp, Inc.	8,525,000
500,000		Citizens Financial Group, Inc.	18,935,000
65,000		Comerica, Inc.	4,956,900
230,000		Discover Financial Services	14,830,400
400,000		Financial Select Sector SPDR Fund (ETF)	10,344,000
150,500		First Republic Bank	15,721,230
91,250		Great Western Bancorp, Inc.	3,766,800
139,200		IBERIABANK Corp.	11,435,280
75,000		iShares Core S&P Mid-Cap ETF (ETF)	13,417,500
90,000		iShares Russell 2000 ETF (ETF)	13,336,200
120,000		Nasdaq, Inc.	9,308,400
225,000		SPDR S&P Regional Banking	12,771,000
440,000		Sterling Bancorp	10,846,000
225,000		Waddell & Reed Financial, Inc. – Class “A”	4,515,750
			163,936,816
		Health Care—11.9%
35,000		Allergan, PLC	7,173,250
110,000	*	AMN Healthcare Services, Inc.	5,027,000
225,000	*	Centene Corp.	21,773,250
100,000	*	Charles River Laboratories International, Inc.	10,802,000
75,000		Dentsply Sirona, Inc.	4,485,750
140,000		Gilead Sciences, Inc.	11,342,800

210

Shares		Security	Value
		Health Care (continued)
151,200		Hill-Rom Holdings, Inc.	$ 11,188,800
350,500		Phibro Animal Health Corp. – Class “A”	12,986,025
230,000	*	Prestige Brands, Inc.	11,520,700
75,000		Quest Diagnostics, Inc.	7,023,000
105,000		Thermo Fisher Scientific, Inc.	19,866,000
240,000	*	VWR Corp.	7,946,400
			131,134,975
		Industrials—13.6%
260,000		A.O. Smith Corp.	15,451,800
150,000		Apogee Enterprises, Inc.	7,239,000
157,500	*	Atkore International Group Co.	3,072,825
55,000	*	Dycom Industries, Inc.	4,723,400
195,000		ESCO Technologies, Inc.	11,690,250
223,200	*	Gardner Denver Holdings, Inc.	6,142,464
65,000		Ingersoll-Rand, PLC	5,796,050
82,500		J. B. Hunt Transport Services, Inc.	9,164,100
247,200		Korn/Ferry International	9,747,096
75,000		ManpowerGroup, Inc.	8,836,500
377,000		Masco Corp.	14,706,770
53,200	*	MasTec, Inc.	2,468,480
70,000		Owens Corning	5,414,500
29,000		Roper Technologies, Inc.	7,058,600
438,000		Schneider National, Inc.	11,081,400
40,000		Snap-On, Inc.	5,960,400
50,000		Stanley Black & Decker, Inc.	7,548,500
410,000		Triton International, Ltd.	13,644,800
			149,746,935
		Information Technology—14.0%
219,700	*	ARRIS International, PLC	6,259,253
41,400		Belden, Inc.	3,333,942
50,000		Broadcom, Ltd.	12,127,000
33,000		Cypress Semiconductor Corp.	495,660
90,000	*	Fiserv, Inc.	11,606,400
75,000	*	FleetCor Technologies, Inc.	11,607,750
50,000		Juniper Networks, Inc.	1,391,500
70,000		Lam Research Corp.	12,952,800
15,000		Methode Electronics, Inc.	635,250
118,300	*	Microsemi Corp.	6,090,084

211

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2017

Shares		Security	Value
		Information Technology (continued)
220,000		NetApp, Inc.	$ 9,627,200
104,200	*	NETGEAR, Inc.	4,959,920
85,000		Silicon Motion Technology Corp. (ADR)	4,082,550
265,000		Symantec Corp.	8,694,650
36,900		TE Connectivity, Ltd.	3,064,914
70,000	*	Tech Data Corp.	6,219,500
225,000		Technology Select Sector SPDR Fund (ETF)	13,297,500
628,000		Travelport Worldwide, Ltd.	9,859,600
185,000		Western Digital Corp.	15,984,000
100,000	*	Zebra Technologies Corp. – Class “A”	10,858,000
			153,147,473
		Materials—7.0%
200,000	*	Berry Global Group, Inc.	11,330,000
36,400		Eastman Chemical Co.	3,293,836
185,600	*	Ferro Corp.	4,138,880
150,000		FMC Corp.	13,396,500
115,000		Greif, Inc.	6,732,100
40,000		Praxair, Inc.	5,589,600
160,000		Sealed Air Corp.	6,835,200
470,580	*	Summit Materials, Inc. – Class “A”	15,072,677
149,000		Trinseo SA	9,997,900
			76,386,693
		Real Estate—3.8%
540,000		Brixmor Property Group, Inc. (REIT)	10,152,000
150,000		Douglas Emmett, Inc. (REIT)	5,913,000
55,000		Federal Realty Investment Trust (REIT)	6,831,550
55,658		Real Estate Select Sector SPDR Fund (ETF)	1,794,414
367,200		RLJ Lodging Trust (REIT)	8,078,400
47,044		Sunstone Hotel Investors, Inc. (REIT)	755,997
334,200		Tanger Factory Outlet Centers, Inc. (REIT)	8,161,164
			41,686,525

212

Shares or
Principal
Amount	Security	Value
	Utilities—2.1%
4,100	Black Hills Corp.	$ 282,367
69,000	NiSource, Inc.	1,765,710
144,800	Portland General Electric Co.	6,608,672
37,900	SCANA Corp.	1,837,771
200,000	WEC Energy Group, Inc.	12,556,000
		23,050,520
Total Value of Common Stocks (cost $701,633,515)		1,053,743,857
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—2.9%
	Federal Home Loan Bank:
$1,750M	1.005%, 10/17/2017	1,749,286
8,000M	1.015%, 10/19/2017	7,996,296
3,500M	1.02%, 10/20/2017	3,498,285
9,000M	1.02%, 10/30/2017	8,993,142
9,500M	1.025%, 11/9/2017	9,490,073
Total Value of Short-Term U.S. Government Agency Obligations (cost $31,725,314) 31,727,082
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—.9%
9,500M	U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $9,493,831)	9,494,100
Total Value of Investments (cost $742,852,660)	99.8%	1,094,965,039
Other Assets, Less Liabilities	.2	2,661,064
Net Assets	100.0%	$1,097,626,103

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

213

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total

Common Stocks	$1,053,743,857	$—	$—	$1,053,743,857
Short-Term U.S. Government
Agency Obligations	—	31,727,082	—	31,727,082
Short-Term U.S. Government
Obligations	—	9,494,100	—	9,494,100

Total Investments in Securities*	$1,053,743,857	$41,221,182	$—	$1,094,965,039

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

214	See notes to financial statements

Portfolio Manager’s Letter
REAL ESTATE FUND

Dear Investor:

This is the annual report for the First Investors Real Estate Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was –5.77% for Class A shares, –5.54% for Advisor Class shares and –5.45% for Institutional Class shares, including dividends of 12.8 cents per share for Class A shares, 18.0 cents per share for Advisor Class shares and 18.9 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 14.3 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

215

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination

216

of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Fund

The Fund strategy is to invest in quality real estate companies with attractive valuations. For the review period, that led to overweight positions in Retail and underweights in Industrial and Data Centers.

Our thesis in Retail is simple—we believe that physical retail will not be extinct; and that retail will continue to be omni-channel in nature. E-commerce has lowered the barrier to entry for retailers to scale.

The traditional way to reach more customers was to open more stores. Now, anyone can open an online store and reach millions, even billions of customers. Apparel stores in a mall mostly compete with the other 20–30 apparel stores in the same mall. In e-commerce, any brand is one among thousands. Hence, we believe that brands need well-located physical stores to differentiate and stay relevant with consumers. Negative news headlines and perception have placed immense pressure on retail names, exacerbated by passive funds selling. We believe that this broad-brush selling has created opportunities for the Fund to invest in high-quality retail real estate.

Sector allocation in the Specialized and Real Estate Service sector, as well as stock selection in the Residential sector, contributed positively to the Fund’s performance relative to the benchmark, Dow Jones U.S. Select REIT Total Return Index. Most of the negative effects were from sector allocation in Industrial and Retail, and stock selection in the Specialized and Retail sectors also contributed to negative performance.

In Office, overweight positions in Tier REIT, Inc. and Corporate Office Properties contributed to relative performance during the review period. In our view, office demand is supported by robust employment growth. Manhattan, a key office market, may have excess supply in the next 2–3 years, as Hudson Yards and the Freedom Tower area finish new building construction.

217

Portfolio Manager’s Letter (continued)
REAL ESTATE FUND

In the Healthcare sector, our overweight position in Omega Healthcare Investors helped relative performance, as the stock benefited from dividend yield compression. The Fund’s underweight position in the Healthcare Realty Trust detracted from relative performance, as medical office buildings continued to become more expensive.

The Fund’s underweight positions in the Industrial sector hurt relative performance. The continued growth of e-commerce drove demand for industrial real estate. Capital is flowing into this sector. Speculative developments—construction without tenants—have been the norm for the past 3 years. We believe the threat of new supply is being ignored by investors.

New supply in coastal markets has depressed rental rates in the Residential sector. Demand is still healthy, driven by strong employment. But supply is suppressing rental market growth. The Fund’s underweight in American Campus Communities helped relative performance, while our overweight in AvalonBay Communities negatively impacted performance.

In Retail, the Fund’s overweight position in Tanger Factory Outlet and Taubman Centers hurt relative performance. However, there are several positive signs. First, online-only retailers are opening physical stores (Warby Parker, Bonobos, and Casper, to name a few). Second, malls are replacing retailers with food, entertainment and service-oriented tenants like restaurants and fitness centers. The average occupancy of listed malls is above 90%. Third, Amazon, after buying Whole Foods, is investing and expanding physical stores, not closing them. Fourth, a recent $3.2 billion, 10-mall transaction between Forest City and QIC confirmed that private market value for malls is 40-50% higher than current stock prices.

At the end of the review period, the Fund maintained an overweight exposure to Specialized, Retail and underweight Industrial and Residential.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

218

Fund Expenses (unaudited)
REAL ESTATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.45%
Actual		$1,000.00	$ 928.77	$7.01
Hypothetical**		$1,000.00	$1,017.80	$7.33
Advisor Class Shares	1.12%
Actual		$1,000.00	$ 944.65	$5.46
Hypothetical**		$1,000.00	$1,019.45	$5.67
Institutional Class Shares	0.98%
Actual		$1,000.00	$ 945.49	$4.78
Hypothetical**		$1,000.00	$1,020.16	$4.96

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

219

Cumulative Performance Information (unaudited)
REAL ESTATE FUND

Comparison of change in value of $10,000 investment in the First Investors Real Estate Fund (Class A shares) and the Dow Jones U.S. Select REIT Index.

The graph compares a $10,000 investment in the First Investors Real Estate Fund (Class A shares) beginning 4/6/15 (commencement of operations) with a theoretical investment in the Dow Jones U.S. Select REIT Index (the “Index”). The Index intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. The indices are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for

220

Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (3.50%). The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.66%). The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (0.79%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/6/15 (commencement of operations).

221

Portfolio of Investments
REAL ESTATE FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—96.6%
		Apartments REITs—12.1%
18,517		Apartment Investment & Management Co. – Class “A”	$ 812,156
26,967		AvalonBay Communities, Inc.	4,811,452
8,927		Camden Property Trust	816,374
62,581		Equity Residential Properties	4,125,965
5,741		Essex Property Trust, Inc.	1,458,386
18,696		Mid-America Apartment Communities, Inc.	1,998,228
8,351		UDR, Inc.	317,589
			14,340,150
		Diversified REITs—4.1%
7,564		CoreCivic, Inc.	202,488
2,812		Digital Realty Trust, Inc.	332,744
30,516		Duke Realty Corp.	879,471
35,370		Forest City Realty Trust, Inc.	902,289
33,458		Vornado Realty Trust	2,572,251
			4,889,243
		Health Care REITs—11.8%
78,341		HCP, Inc.	2,180,230
1,630		Healthcare Realty Trust, Inc.	52,714
3,260		Healthcare Trust of America, Inc.	97,148
3,528		LTC Properties, Inc.	165,745
54,230		Omega Heathcare Investors, Inc.	1,730,479
19,176	*	Quality Care Properties, Inc.	297,228
90,183		Sabra Health Care REIT, Inc.	1,978,615
43,379		Senior Housing Properties Trust	848,059
50,604		Ventas, Inc.	3,295,839
48,051		Welltower, Inc.	3,377,024
			14,023,081
		Hotels REITs—2.2%
16,612		Hospitality Properties Trust	473,276
81,104		Host Hotels & Resorts, Inc.	1,499,613
17,324		LaSalle Hotel Properties	502,742
7,948		Sunstone Hotel Investors, Inc.	127,724
			2,603,355

222

Shares		Security	Value
		Industrial REITs—.1%
2,737		Liberty Property Trust	$ 112,381
		Infrastructure REITs—4.9%
3,048		CorEnergy Infrastructure Trust, Inc.	107,747
1,700		Crown Castle International Corp.	169,966
376,531		Uniti Group, Inc.	5,519,944
			5,797,657
		Manufactured Homes REITs—2.2%
20,759		Equity LifeStyle Properties, Inc.	1,766,176
10,371		Sun Communities, Inc.	888,587
			2,654,763
		Office Property REITs—8.3%
9,051		Alexandria Real Estate Equities, Inc.	1,076,797
33,194		Boston Properties, Inc.	4,078,879
5,700		Brandywine Realty Trust	99,693
14,800		City Office REIT, Inc.	203,796
17,825		Corporate Office Properties Trust	585,195
5,120		Douglas Emmett, Inc.	201,830
7,040		Empire State Realty Trust, Inc. – Class “A”	144,602
20,515	*	Equity Commonwealth	623,656
424		Franklin Street Properties Corp.	4,503
16,729		JBG SMITH Properties	572,299
10,665		Mack-Cali Realty Corp.	252,867
43,470		New York REIT, Inc.	341,240
14,867		Paramount Group, Inc.	237,872
12,680		Piedmont Office Realty Trust, Inc. – Class “A”	255,629
5,912		SL Green Realty Corp.	599,004
29,565		Tier REIT, Inc.	570,605
			9,848,467
		Real Estate Services—3.2%
140,831	*	Marcus & Millichap, Inc.	3,801,029
		Regional Malls REITs—25.7%
167,794		CBL & Associates Properties, Inc.	1,407,792
278,420		GGP, Inc	5,782,783
74,142		Macerich Co.	4,075,586
64,870		Pennsylvania REIT	680,486
70,585		Simon Property Group, Inc.	11,364,891

223

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2017

Shares	Security	Value
	Regional Malls REITs (continued)
155,653	Tanger Factory Outlet Centers, Inc.	$ 3,801,046
60,555	Taubman Centers, Inc.	3,009,584
56,320	Washington Prime Group, Inc.	469,146
		30,591,314
	Shopping Centers REITs—2.5%
1,282	Acadia Realty Trust	36,691
13,400	Brixmor Property Group, Inc.	251,920
5,800	Cedar Realty Trust, Inc.	32,596
68,076	DDR Corp.	623,576
3,713	Federal Realty Investment Trust	461,192
16,971	Kimco Realty Corp.	331,783
7,090	Kite Realty Group Trust	143,573
2,580	Ramco-Gershenson Properties Trust	33,566
5,202	Regency Centers Corp.	322,732
57,523	Retail Properties of America, Inc. – Class “A”	755,277
995	Weingarten Realty Investors	31,581
		3,024,487
	Single Tenant REITs—2.6%
104,862	Select Income REIT	2,455,868
20,266	Spirit Realty Capital, Inc.	173,680
13,922	STORE Capital Corp.	346,240
8,000	VEREIT, Inc.	66,320
		3,042,108
	Storage REITs—15.5%
126,146	CubeSmart	3,274,750
39,661	Extra Space Storage, Inc.	3,169,707
1,459	Iron Mountain, Inc.	56,755
51,832	Life Storage, Inc.	4,240,376
36,012	Public Storage	7,706,208
		18,447,796
	Student Housing REITs—.3%
7,292	American Campus Communities, Inc.	321,942

224

Shares	Security		Value
	Warehouse/Industrial REITs—1.1%
1,260	DCT Industrial Trust, Inc.		$ 72,979
684	EastGroup Properties, Inc.		60,274
3,320	First Industrial Realty Trust, Inc.		99,899
17,840	Prologis, Inc.		1,132,126
			1,365,278
Total Value of Common Stocks (cost $119,177,322)		96.6%	114,863,051
Other Assets, Less Liabilities		3.4	4,045,535
Net Assets		100.0%	$118,908,586

*	Non-income producing

Summary of Abbreviations:
	REITs	Real Estate Investment Trusts

225

Portfolio of Investments (continued)
REAL ESTATE FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$114,863,051	$—	$—	$114,863,051

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

226	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 24.16% for Class A shares, 23.13% for Class B shares, 24.61% for Advisor Class shares and 24.61% for Institutional Class shares, including dividends of 3.0 per share for Class A shares, 1.5 cents per share for Class B shares, 4.2 cents per share for Advisor Class shares and 4.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.55 per share on each class of shares.

Market Overview

The fiscal year can be characterized as the return of more robust economic growth. While this expansion has seen fairly steady economic growth, it has been below growth rates typically experienced after a severe recession. The election, however, provided a catalyst for the market to take off. The S&P 500 Index closed at 2,139.6 on November 8, 2016, and then rallied to close at 2,519.4 at the end of the fiscal year, posting a gain of 17.8% since the election.

While some enthusiasm is warranted based on more business-friendly initiatives, including a push for overall tax-reform to allow consumers more disposable income, there are signs of an improving overall economic environment. The U.S. economy is showing stronger GDP readings, the unemployment rate is ticking lower, and labor participation is improving.

Internationally, economies show improvement as well, with Europe, Japan, and emerging markets posting better than expected economic data, and China showing signs of a soft landing. The overall brightening outlook for business has translated into improving earnings for U.S. companies. Where earnings growth over the last several years had been achieved through improving efficiency and share buybacks, more recently companies have seen earnings growth in conjunction with positive revenue surprises. Smith Group attempts to identify companies that have the potential to sustainably deliver earnings in excess of expectations, and the return of more robust economic growth should provide better opportunities to find such companies. Thus, the Fund’s return of 24.15% for Class A shares, almost 2.3% better than the benchmark return of 21.87% is a reflection of an environment where the market recognizes companies that deliver stronger earnings.

The Fund

The Fund’s performance for the year was helped by the Information Technology and Healthcare sectors. In the Information Technology sector, strong earnings trends propelled the Fund’s holdings in the sector to a 44.6% return, much better than the

227

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

benchmark’s return of 30.9%. Take-Two Interactive, a video-game and entertainment software developer with titles such as NBA-2K and Grand Theft Auto, and Arista Networks, a cloud networking solutions provider, gaining 126.4% and 121.9%, respectively, were the largest contributors to the performance. The Healthcare sector saw significant gains in Centene, a managed care company for those on Medicaid, and C.R. Bard, a surgical technology company acquired by Becton Dickinson, as the shares of the companies increased 44.5% and 37.4%, respectively.

On the negative side, the Fund’s holdings in Energy reversed from being the best contributor in the previous fiscal year to the worst this year as commodity prices moderated. SM Energy, an exploration and production company, and Helmerich & Payne, a drilling company, declined 42.2% and 10.6%, respectively, before the positions were sold.

In last year’s commentary, we noted that we were optimistic as the market seemed to respond more favorably to better economic data and that business fundamentals could have better impact on stock performance. The Fund’s better performance for the 2017 fiscal year showed better returns for companies delivering solid results. We continue to believe that equities should be able to generate healthy returns going forward as robust economic growth should provide a solid foundation for strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

228

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.24%
Actual		$1,000.00	$1,201.06	$6.84
Hypothetical**		$1,000.00	$1,018.85	$6.28
Class B Shares	2.02%
Actual		$1,000.00	$1,231.30	$11.30
Hypothetical**		$1,000.00	$1,014.94	$10.20
Advisor Class Shares	0.84%
Actual		$1,000.00	$1,246.05	$4.73
Hypothetical**		$1,000.00	$1,020.86	$4.26
Institutional Class Shares	0.81%
Actual		$1,000.00	$1,246.06	$4.56
Hypothetical**		$1,000.00	$1,021.01	$4.10

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

229

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or

230

less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 14.55% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 14.68%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 14.89%.

231

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—98.9%
		Consumer Discretionary—15.4%
113,000		Home Depot, Inc.	$ 18,482,280
77,800		Lear Corp.	13,465,624
89,800		McDonald’s Corp.	14,069,864
211,900		Nordstrom, Inc.	9,991,085
104,500		PVH Corp.	13,173,270
122,500		Wyndham Worldwide Corp.	12,912,725
			82,094,848
		Consumer Staples—6.1%
78,110		Procter & Gamble Co.	7,106,448
264,000		Sysco Corp.	14,242,800
147,600		Wal-Mart Stores, Inc.	11,533,464
			32,882,712
		Energy—1.0%
44,200		Chevron Corp.	5,193,500
		Financials—10.7%
243,900		Bank of New York Mellon Corp.	12,931,578
128,800		Discover Financial Services	8,305,024
137,400		JPMorgan Chase & Co.	13,123,074
187,800		SunTrust Banks, Inc.	11,224,806
215,800		U.S. Bancorp	11,564,722
			57,149,204
		Health Care—18.3%
229,300		Baxter International, Inc.	14,388,575
43,400	*	Biogen, Inc.	13,589,408
112,800	*	Celgene Corp.	16,448,496
186,400	*	Centene Corp.	18,037,928
173,300		Merck & Co., Inc.	11,096,399
115,900	*	Varian Medical Systems, Inc.	11,596,954
70,400	*	Waters Corp.	12,638,208
			97,795,968
		Industrials—11.7%
52,600		Boeing Co.	13,371,446
149,200		Eaton Corp., PLC	11,457,068
191,600		Emerson Electric Co.	12,040,144

232

Shares or
Principal
Amount		Security	Value
		Industrials (continued)
55,000		Huntington Ingalls Industries, Inc.	$ 12,454,200
76,300		Parker Hannifin Corp.	13,354,026
			62,676,884
		Information Technology—33.1%
148,000	*	Adobe Systems, Inc.	22,078,640
13,600	*	Alphabet, Inc. – Class “A”	13,242,592
77,500		Apple, Inc.	11,944,300
102,100	*	Arista Networks, Inc.	19,359,181
568,600	*	Cadence Design Systems, Inc.	22,442,642
120,000	*	Facebook, Inc. – Class “A”	20,504,400
65,200	*	FleetCor Technologies, Inc.	10,091,004
312,800		NetApp, Inc.	13,688,128
173,100		PayPal Holdings, Inc.	11,083,593
187,800	*	Take-Two Interactive Software, Inc.	19,198,794
119,600		VMware, Inc.	13,059,124
			176,692,398
		Materials—2.6%
131,300		Celanese Corp. – Class “A”	13,690,651
Total Value of Common Stocks (cost $415,883,304)			528,176,165
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—.8%
		Federal Home Loan Bank:
$1,500M		1.02%, 10/20/2017	1,499,265
1,500M		1.02%, 10/30/2017	1,498,857
1,500M		1.025%, 11/9/2017	1,498,432
Total Value of Short-Term U.S. Government Agency Obligations (cost $4,496,292)			4,496,554
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—.1%
500M		U.S. Treasury Bills, 0.935%, 10/26/2017 (cost $499,675)	499,690
Total Value of Investments (cost $420,879,271)		99.8%	533,172,409
Other Assets, Less Liabilities		.2	1,077,074
Net Assets		100.0%	$534,249,483

* Non-income producing

233

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$528,176,165	$—	$—	$528,176,165
Short-Term U.S. Government
Agency Obligations	—	4,496,554	—	4,496,554
Short-Term U.S. Government
Obligations	—	499,690	—	499,690
Total Investments in Securities*	$528,176,165	$4,996,244	$—	$533,172,409

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

234	See notes to financial statements

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 20.06% for Class A shares, 19.13% for Class B shares, 20.41% for Advisor Class shares and 20.56% for Institutional Class shares, including dividends of 16.0 cents per share for Class A shares, 12.7 cents per share for Class B shares, 17.8 cents per share for Advisor Class shares and 18.4 for Institutional Class shares. In addition, the Fund distributed capital gains of 23.7 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018. The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July

235

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

236

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Fund

The Fund’s absolute performance was mainly attributable to investments in Consumer Discretionary, Industrial and Financial stocks. In Consumer Discretionary, Fox Factory Holding Corporation—a maker of suspension products for mountain bikes and automotive vehicles—benefited from demand for its high-end shocks in off-road vehicles.

In the Industrial sector, Orbital ATK, Inc., a defense contractor that supplies ammunitions and space systems, agreed to be acquired by Northrop Grumman Corporation for a significant premium. The acquisition of Orbital ATK lifted the Fund’s relative performance, as well as its absolute performance.

Finally, in the Financial sector, American Financial Group—an underwriter of specialty commercial property and casualty insurance—has benefited from a stable pricing environment. Additionally, its annuity business is positioned to benefit from higher interest rates and a reduction in regulations.

On a relative basis, the Fund outperformed the Russell 2000 Index primarily due to stock selection in the Basic Material and Industrial sectors. In basic materials, Summit Materials Inc.—a maker of cement, concrete and asphalt—grew sales and volumes, notably in Austin and North Texas. Also in basic materials, Ferro Corporation—a maker of pigments and coatings—benefited from new customer wins and accretive acquisitions.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

237

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.30%
Actual		$1,000.00	$1,196.56	$7.16
Hypothetical**		$1,000.00	$1,018.55	$6.58
Class B Shares	2.09%
Actual		$1,000.00	$1,191.32	$11.48
Hypothetical**		$1,000.00	$1,014.59	$10.56
Advisor Class Shares	0.94%
Actual		$1,000.00	$1,204.49	$5.19
Hypothetical**		$1,000.00	$1,020.36	$4.76
Institutional Class Shares	0.86%
Actual		$1,000.00	$1,206.03	$4.76
Hypothetical**		$1,000.00	$1,020.76	$4.36

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

238

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/07 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

239

Cumulative Performance Information (unaudited) (continued)
SPECIAL SITUATIONS FUND

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 10.93% and 7.07%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 11.10% and 7.08%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.53%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 11.73%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.02%.

240

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—99.4%
		Consumer Discretionary—16.3%
300,500	*	1-800-FLOWERS.COM, Inc.	$ 2,959,925
159,500		Acushnet Holdings Corp.	2,832,720
27,500		American Eagle Outfitters, Inc.	393,250
214,500	*	Belmond, Ltd.	2,927,925
318,500	*	Century Communities, Inc.	7,866,950
139,000		DSW, Inc. – Class “A”	2,985,720
299,500		Entravision Communications Corp. – Class “A”	1,707,150
386,500	*	Fox Factory Holding Corp.	16,658,150
36,500	*	Helen of Troy, Ltd.	3,536,850
202,000	*	Live Nation Entertainment, Inc.	8,797,100
90,500	*	LKQ Corp.	3,257,095
113,000	*	Michaels Cos., Inc.	2,426,110
109,000	*	Motorcar Parts of America, Inc.	3,211,140
95,600		Newell Brands, Inc.	4,079,252
68,500		Oxford Industries, Inc.	4,352,490
82,000		Penske Automotive Group, Inc.	3,900,740
231,000		Regal Entertainment Group – Class “A”	3,696,000
135,000		Ruth’s Hospitality Group, Inc.	2,828,250
200,500	*	ServiceMaster Holdings, Inc.	9,369,365
105,500	*	Taylor Morrison Home Corp. – Class “A”	2,326,275
368,500	*	TRI Pointe Group, Inc.	5,088,985
69,500		Tupperware Brands Corp.	4,296,490
53,000	*	Visteon Corp.	6,559,810
207,500	*	William Lyon Homes – Class “A”	4,770,425
			110,828,167
		Consumer Staples—3.5%
161,500		B&G Foods, Inc.	5,143,775
146,000	*	Performance Food Group Co.	4,124,500
108,500		Pinnacle Foods, Inc.	6,202,945
101,500		Tootsie Roll Industries, Inc.	3,857,000
178,500	*	U.S. Foods Holding Corp.	4,765,950
			24,094,170
		Energy—2.4%
40,500		Andeavor Logistics, LP	4,177,575
46,000		Delek U.S. Holdings, Inc.	1,229,580
54,500	*	Dril-Quip, Inc.	2,406,175

241

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2017

Shares		Security	Value
		Energy (continued)
28,000		Energy Select Sector SPDR Fund (ETF)	$ 1,917,440
280,500	*	Jagged Peak Energy, Inc.	3,831,630
100,000		PBF Energy, Inc. – Class “A”	2,761,000
			16,323,400
		Financials—20.2%
159,000		AllianceBernstein Holding, LP (MLP)	3,863,700
153,500		American Financial Group, Inc.	15,879,575
44,500		Aspen Insurance Holdings, Ltd.	1,797,800
191,500	*	Atlas Financial Holdings, Inc.	3,619,350
228,500		Berkshire Hills Bancorp, Inc.	8,854,375
157,500		Brown & Brown, Inc.	7,589,925
78,000	*	Capstar Financial Holdings, Inc.	1,527,240
165,500		Citizens Financial Group, Inc.	6,267,485
107,000	*	FCB Financial Holdings, Inc. – Class “A”	5,168,100
305,500		Financial Select Sector SPDR Fund (ETF)	7,900,230
122,500		Great Western Bancorp, Inc.	5,056,800
195,000	*	Green Bancorp, Inc.	4,611,750
128,000		Guaranty Bancorp	3,558,400
81,000		IBERIABANK Corp.	6,654,150
22,000		iShares Russell 2000 ETF (ETF)	3,259,960
211,000		OceanFirst Financial Corp.	5,800,390
100,500		Prosperity Bancshares, Inc.	6,605,865
61,500		QCR Holdings, Inc.	2,798,250
173,000	*	Seacoast Banking Corp.	4,132,970
90,500		Simmons First National Corp. – Class “A”	5,239,950
141,000		SPDR S&P Regional Banking (ETF)	8,003,160
500,500		Sterling Bancorp	12,337,325
379,500		TCF Financial Corp.	6,466,680
54,000		Waddell & Reed Financial, Inc. – Class “A”	1,083,780
			138,077,210
		Health Care—10.6%
68,500	*	ANI Pharmaceuticals, Inc.	3,595,565
54,000	*	Cambrex Corp.	2,970,000
165,000	*	Centene Corp.	15,967,050
43,500	*	Charles River Laboratories International, Inc.	4,698,870
114,000		Hill-Rom Holdings, Inc.	8,436,000
36,500	*	ICON, PLC	4,156,620
178,000	*	Integra LifeSciences Holdings Corp.	8,985,440
129,500		PerkinElmer, Inc.	8,931,615

242

Shares		Security	Value
		Health Care (continued)
195,000		Phibro Animal Health Corp. – Class “A”	$ 7,224,750
51,600	*	Varex Imaging Corp.	1,746,144
167,000	*	VWR Corp.	5,529,370
			72,241,424
		Industrials—15.7%
196,500		A.O. Smith Corp.	11,677,995
64,000		Apogee Enterprises, Inc.	3,088,640
108,500	*	Atkore International Group Co.	2,116,835
101,500		Comfort Systems USA, Inc.	3,623,550
144,500		ESCO Technologies, Inc.	8,662,775
121,500	*	Gardner Denver Holdings, Inc.	3,343,680
58,500		Industrial Select Sector SPDR Fund (ETF)	4,153,500
81,000		ITT, Inc.	3,585,870
41,400		Korn/Ferry International	1,632,402
114,000		Masco Corp.	4,447,140
386,500	*	NCI Building Systems, Inc.	6,029,400
121,500		Orbital ATK, Inc.	16,178,940
46,000		Owens Corning	3,558,100
62,500	*	Patrick Industries, Inc.	5,256,250
47,000		Regal Beloit Corp.	3,713,000
234,000		Schneider National, Inc. – Class “B”	5,920,200
32,000		Snap-On, Inc.	4,768,320
135,000	*	SPX Corp.	3,960,900
47,500		Standex International Corp.	5,044,500
191,500		Triton International, Ltd.	6,373,120
			107,135,117
		Information Technology—13.4%
179,100	*	ARRIS International, PLC	5,102,559
214,000	*	Autobytel, Inc.	1,474,460
121,000	*	Axcelis Technologies, Inc.	3,309,350
7,500		Belden, Inc.	603,975
184,000	*	CommScope Holding Co., Inc.	6,110,640
283,000	*	Extreme Networks, Inc.	3,364,870
67,000	*	IAC/InterActiveCorp	7,877,860
44,500		Lam Research Corp.	8,234,280
21,000		LogMeIn, Inc.	2,311,050
152,000	*	Microsemi Corp.	7,824,960
96,500		MKS Instruments, Inc.	9,114,425
113,000		NetApp, Inc.	4,944,880

243

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2017

Shares		Security	Value
		Information Technology (continued)
149,500	*	Orbotech, Ltd.	$ 6,310,395
167,000	*	Perficient, Inc.	3,284,890
68,200		Silicon Motion Technology Corp. (ADR)	3,275,646
308,500		Travelport Worldwide, Ltd.	4,843,450
79,500		Western Digital Corp.	6,868,800
62,500	*	Zebra Technologies Corp. – Class “A”	6,786,250
			91,642,740
		Materials—9.7%
121,500		AptarGroup, Inc.	10,486,665
100,500	*	Berry Global Group, Inc.	5,693,325
428,500	*	Ferro Corp.	9,555,550
68,500		Greif, Inc.	4,009,990
174,000	*	Louisiana-Pacific Corp.	4,711,920
42,100	*	PQ Group Holdings, Inc.	726,225
68,500		Sealed Air Corp.	2,926,320
62,500		Sensient Technologies Corp.	4,807,500
268,500	*	Summit Materials, Inc. – Class “A”	8,600,055
147,500		Trinseo SA	9,897,250
82,000		WestRock Co.	4,651,860
			66,066,660
		Real Estate—5.1%
249,000		Brixmor Property Group, Inc. (REIT)	4,681,200
207,500		Douglas Emmett, Inc. (REIT)	8,179,650
52,500		Federal Realty Investment Trust (REIT)	6,521,025
179,500		RLJ Lodging Trust (REIT)	3,949,000
200,500		Sunstone Hotel Investors, Inc. (REIT)	3,222,035
193,500		Tanger Factory Outlet Centers, Inc. (REIT)	4,725,270
145,000		Urstadt Biddle Properties, Inc.- Class “A” (REIT)	3,146,500
			34,424,680
		Utilities—2.5%
49,000		Pinnacle West Capital Corp.	4,143,440
121,500		Portland General Electric Co.	5,545,260
42,600		SCANA Corp.	2,065,674
85,000		WEC Energy Group, Inc.	5,336,300
			17,090,674
Total Value of Common Stocks (cost $491,072,560)			677,924,242

244

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.7%
	Federal Home Loan Bank:
$1,000M	1.01%, 10/10/2017		$ 999,782
1,000M	1.02%, 10/20/2017		999,510
3,000M	1.025%, 11/9/2017		2,996,865
Total Value of Short-Term U.S. Government Agency Obligations (cost $4,995,875)			4,996,157
Total Value of Investments (cost $496,068,435)		100.1%	682,920,399
Excess of Liabilities Over Other Assets		(.1)	(434,890)
Net Assets		100.0%	$682,485,509

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	MLP	Master Limited Partnership
	REIT	Real Estate Investment Trust

245

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$677,942,242	$—	$—	$677,942,242
Short-Term U.S. Government
Agency Obligations	—	4,996,157	—	4,996,157
Total Investments in Securities*	$677,942,242	$4,996,157	$—	$682,938,399

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

246	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2017. During the period, the Fund’s return on a net asset value basis was 8.09% for Class A shares, 7.23% for Class B shares, 8.69% for Advisor Class shares and 8.50% for Institutional Class shares, including dividends of 32.4 cents per share for Class A shares, 16.7 cents per share for Class B shares, 37.8 cents per share for Advisor Class shares and 36.9 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 30.0 cents per share on each class of shares.

Economic Overview

The past 12 months ending September 30th have been filled with multiple key political events, including elections in the United States, France, the United Kingdom and Germany, as well as the start of Donald Trump’s Presidency. This time period was also characterized by elevated geopolitical tensions with North Korea, coupled with the devastating effects of several hurricanes. Despite these events, corporate earnings rose and economic data was mostly positive, fueling the global equity rally. The actions and messaging of central bankers played an important role in market performance as well.

The U.S. economy expanded at an annualized rate of 3.1% in the second quarter of 2017, the strongest growth rate in more than two years. The domestic labor market continued to tighten and at the end of the period was approaching full employment. The unemployment rate reached 4.2% in September, the lowest jobless rate since February 2001. Annual wage growth has picked up to 2.9%. Although September inflation figures increased to 2.2%, inflation remains lower than the reading from early 2017. Consumer sentiment and business activity were strong for the majority of the period. The September ISM Manufacturing PMI rose to 60.8, the highest reading since May of 2004, boosted by a rise in new orders, production and employment. Corporate earnings continued to rebound from a weak 2015. Second quarter S&P 500 operating earnings per share rose 18.72% from a year ago.

International markets also enjoyed improved economic data, including dramatically rising employment numbers and stronger PMIs across all regions. The Euro area experienced the highest consumer confidence reading since April of 2001 and its business confidence rose to its highest level in 6.5 years.

The Federal Reserve (“the Fed”) increased the federal funds rate three times during the review period, in December, March and June. At its September meeting, it suggested one more hike this year in December and several additional hikes for 2018.

247

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The Fed is also moving ahead with the reduction of its $4.5 trillion dollar balance sheet, starting in October.

Several other major central banks indicated their intentions to gradually reduce the level of monetary stimulus in place. The Bank of Canada has already raised rates twice, in July and September. The Bank of England has suggested that it will raise interest rates by the end of 2017. The European Central Bank is expected to announce a further slowdown in the pace of its quantitative easing purchases.

The U.S. dollar experienced a strong rally during the fourth quarter of 2016, while it significantly depreciated for most of 2017, reflecting both political uncertainty in the U.S. and accelerating growth overseas. Overall, the Bloomberg U.S. Dollar Index lost 2.50% during the review period, erasing all of its post-election gains.

The Equity Market

U.S. equities had strong performance during the past twelve months, posting several new records. The Dow Jones Industrial Average (DJIA) hit four major psychological milestones of 19,000 (on November 22nd), 20,000 (on January 25th), 21,000 (on March 1st) and 22,000 (on August 2nd). The S&P 500 Index and the DJIA returned 18.61% and 25.45% for the period, respectively. Market volatility remained at historically low levels for most of the period despite elevated political uncertainty.

Small-caps (measured by the Russell 2000 Index), growth stocks (the S&P 500 Growth Index) and value stocks (the S&P 500 Value Index) posted similar strong returns of 20.74%, 19.90% and 16.47%, respectively. However, they experienced significant intra-period differences as market leaders moved out of favor. In the fourth quarter of 2016, small-caps and value stocks rallied the most following the Trump victory as investors focused on the expected benefits from possible tax cuts, increased infrastructure spending and reduced financial regulations. Small-caps and several value sectors, including Financials, would be the greatest beneficiaries of these business friendly policies. In January, the “Trump Trade” faded and investors switched their focus to an improving economic outlook, which benefited most growth stocks and large-caps for most of 2017. In September, there was another rotation to small-caps and value stocks in the continuation of the “Trump-Trade” fueled by investors’ renewed hopes for pro-business policies from Washington.

Higher-yielding stocks lagged the general market, with the Dow Jones US Select Dividend Index returning 13.21%. Real estate as a whole came under pressure due to the rising interest rate environment, and as well publicized retail bankruptcies and store closures resulted in a sell-off of retail REITs. The Dow Jones US Select REIT Index lost 0.83%.

248

Ten out of eleven S&P 500 sectors ended the review period in positive territory. Financials, which would be one of the greatest beneficiaries from the combination of the higher interest rates and Trump’s pro-growth policies, was the strongest sector at 36.21%. Information Technology was the second strongest sector, up 28.88% as investors focused on an improving economic outlook. A stronger economy could magnify this sector’s growth potential. Conversely, Telecom Services was the weakest sector with a marginal loss of 0.14%, followed by Energy which was marginally positive at 0.16%.

International equities posted strong double-digit returns across all regions, supported by improving corporate earnings and economic data pointing to a healthy global economy. Developed markets (measured by the MSCI EAFE Index) and emerging markets (measured by the MSCI EM Index) returned 19.65% and 22.91%, respectively. Overall, the currency exchange effect was slightly positive.

The Bond Market

The U.S. fixed income markets had mixed performance for the past 12 months. The broad U.S. bond market (measured by the BofA ML U.S. Broad Market Index) was flat at 0.01% during the review period.

In the fourth quarter of 2016, fixed income markets, especially Treasuries, experienced one of their worst sell-offs. This sell-off was triggered by a combination of a rising interest rate environment and Donald Trump’s unexpected victory. Fixed income had positive performance for most of 2017 while struggling again in September on renewed expectations of rising rates and pro-growth policies from the White House. Overall, Treasuries (measured by the BofA ML Treasury Index) were the weakest domestic fixed income market for the past 12 months, down 1.74%. Longer-dated Treasuries with 15+ years maturity underperformed with a loss of 6.33% while shorter-dated Treasuries were slightly positive.

Yields rose across whole yield curve. The sharpest rise happened in the fourth quarter of 2016, while longer-term rates fell for most of 2017 before rising again in September. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury yield, which is very sensitive to changes in Fed policy, rose by 72 basis points to 1.49%. The 10-year Treasury yield, which is controlled by other factors such as GDP, inflation and investor sentiment, rose 74 basis points to 2.33%.

Credit sensitive fixed income benefited from a narrowing in credit spreads. With record issuance and record demand, investment grade corporate bonds (measured by the BofA ML Corporate Master Index) were positive at 2.26% for the review period. The demand was boosted by overseas buyers in their search for yields that were

249

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

higher than those available locally. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds.

The high yield bond market (measured by the BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 9.03%. Leveraged loans (measured by the Credit Suisse Leveraged Loan Index) were also strong with a return of 5.36%.

Municipal bonds (measured by the BofA ML Municipal Master Index) recouped all losses from the fourth quarter sell-off and returned 0.95%. New muni issuance is still below expectations for the year while demand has remained steady.

Most sovereign bond markets, including the Eurozone markets, UK, Canada and Japan, had negative performance as yields in those countries rose. The majority of these losses occurred in the fourth quarter of 2016, sparked by investor concerns that central banks are preparing to gradually reduce monetary stimulus and from Trump’s victory. The appreciating dollar hurt their U.S. dollar denominated returns even further during the fourth quarter of 2016. Non-U.S. sovereign bonds (measured by the Citi World Government ex U.S. Bond Index) lost 3.14% for the past 12 months, recovering a large portion of its 10.84% loss from the fourth quarter of 2016.

Emerging market debt (measured by the BofA ML Global Emerging Markets Sovereign Index) held up much better, returning 6.64%, benefiting from improving growth within emerging markets.

The Fund—Equities

During the past year, the Fund’s results were driven by a generally favorable market backdrop characterized by extreme low volatility—a near repeat of last year, as the past 12 months witnessed no major corrections, nor hardly any memorable one day advances. After some brief volatility heading into last fall’s Presidential election, the markets have been on a steady grind upward since November.

While absolute performance was positive, relative performance of the Fund trailed the market benchmark. Stock selection was mixed, and sector allocations proved problematic as well. Among the sectors, Financial, Technology and Industrial represented the bright spots for the Fund, contributing most to absolute return for the review period. Investments in the Healthcare and Energy sectors also contributed to relative returns. Among the lagging contributors, underweights versus the benchmark hurt in the allocations within the Industrial and Financial sectors, and poor stock selection plagued performance in the Consumer Discretionary, Technology, Real Estate and Material sectors. Among market capitalization segments, the Fund’s large- and small-cap stocks underperformed the benchmark, while the

250

mid-cap segments were in line. The Fund had allocated 68% of its holdings to large-cap, 16% to mid-cap and 16% to small-cap stocks (ranges defined by Lipper) as of September 30, 2017.

Among top individual performers was a long-time holding, Triton International, the leading lessor of ocean-going shipping containers, which rallied 170% on improved pricing, global trade activity, and market-share gains versus competitors.

Within Technology, shares of global leaders advanced: Apple Computer (+47%), Microsoft (+32%), Applied Materials (+74%) and Western Digital (+47%), strongly reflecting solid smartphone innovation, as well as a rebound in enterprise computing and semiconductor spending. Financial firms benefited from improved capital markets activity and better lending margins. Shares of mega-cap stocks: JP Morgan Chase (+47%), PNC Financial (+53%) and American Express (+44%) led performance. Additionally, mid-cap names Ameriprise Financial (+53%) and Citizens Financial (+55%) also contributed positively.

Among top sector contributors, Healthcare names were most notable. Strong pharmaceutical results from leading arthritis drug, Humira, buoyed AbbVie +46% for the review period. Large-cap life science firm Thermo Fisher returned +19%, while diversified medical firm Abbott Labs returned +26% amidst healthy volumes and progress with the integration of its St. Jude medical acquisition. Animal Healthcare names also performed well, as positions in Zoetis (+23%) and Animal Health (+36%) contributed positively.

Among laggards, stock selection within the Consumer Discretionary and Real Estate sectors was the major disappointment this past year and hurt returns. Among Consumer names, shares of women’s retailer L Brands dropped 41% on weak lingerie sales at their flagship Victoria’s Secret chain, and a restructuring of product offerings and exiting mail order hurt sales and profits. Additionally, consumer goods firm Newell Brands dropped 19% late in the fiscal year, as hurricane related disruptions affected their supply chain, and the firm decided to accelerate new product investments. This had the effect of reducing near-term earnings, impacting share performance.

The Real Estate sector did not fare well: shares of strip-mall operator, Brixmor Property Group (–32%) and Tanger Factory Outlets (–37%) declined, as worries of proliferating Internet shopping via Amazon.com and weakened grocery chain and general retail traffic impacted investor valuations of this sector. Additionally, large-cap communications chip maker Qualcomm dropped 24%, as its legal dispute with Apple Computer over royalties due for its cellphone chip continued to mount and remained unresolved. At the same time, its merger with fund holding semiconductor

251

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

maker NXP Inc. is still held up with antitrust regulatory bodies, which delayed integration benefits and earnings accretion. This had the effect of keeping investors on the sidelines during a strong year of returns for Technology shares.

The Fund—Bonds

During the review period, the Fund had average bond and cash allocations of 36.3% and 7.6%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 22.5%, followed by U.S. government securities at 8.8%, mortgage-backed securities at 5.7%, and municipal bonds at 0.6%.

The Fund’s fixed income holdings returned 1.13%, outperforming the 0.20% return of its benchmark, the BofA Merrill Lynch Broad Market Index. The Fund’s overweight in corporate bonds was a key positive contributor to performance as corporate bonds outperformed the broad bond market. Security selection, in general, added to performance as it was based on expectations for higher interest rates.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

252

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 6 for a detailed explanation of the information presented in these examples.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period
Expense Example	Ratio	(4/1/17)	(9/30/17)	(4/1/17–9/30/17)*
Class A Shares	1.18%
Actual		$1,000.00	$1,062.78	$6.10
Hypothetical**		$1,000.00	$1,019.15	$5.97
Class B Shares	1.92%
Actual		$1,000.00	$1,072.30	$9.97
Hypothetical**		$1,000.00	$1,015.44	$9.70
Advisor Class Shares	0.81%
Actual		$1,000.00	$1,086.87	$4.24
Hypothetical**		$1,000.00	$1,021.01	$4.10
Institutional Class Shares	0.76%
Actual		$1,000.00	$1,084.97	$3.97
Hypothetical**		$1,000.00	$1,021.26	$3.85

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

253

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/07 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar

254

denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the periods ended 9/30/17) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.77%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.87%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

† The Index return is for ten years. The S&P 500 Index return and BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index return since inception of the Advisor Class shares and Institutional Class shares are 13.45% and 2.31%, respectively.

255

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2017

Shares		Security	Value
		COMMON STOCKS—60.1%
		Consumer Discretionary—8.9%
117,200		Acushnet Holdings Corp.	$ 2,081,472
12,197		Adient, PLC	1,024,426
59,700		Aramark Holdings Corp.	2,424,417
95,800		Big Lots, Inc.	5,132,006
66,130		BorgWarner, Inc.	3,387,840
119,875		CBS Corp. – Class “B”	6,952,750
63,200		Coach, Inc.	2,545,696
31,300		Delphi Automotive, PLC	3,079,920
141,000		DSW, Inc. – Class “A”	3,028,680
74,350		Ford Motor Co.	889,969
53,830		Home Depot, Inc.	8,804,435
27,600		HSN, Inc.	1,077,780
77,045		L Brands, Inc.	3,205,842
16,500		Lear Corp.	2,855,820
69,700		Magna International, Inc.	3,720,586
90,900	*	Michaels Cos., Inc.	1,951,623
105,422		Newell Brands, Inc.	4,498,357
42,700		Oxford Industries, Inc.	2,713,158
38,600		Penske Automotive Group, Inc.	1,836,202
6,500		Ross Stores, Inc.	419,705
55,600	*	Select Comfort Corp.	1,726,380
89,710		Tupperware Brands Corp.	5,545,872
48,800		Walt Disney Co.	4,810,216
19,675		Whirlpool Corp.	3,628,857
1,300		Williams-Sonoma, Inc.	64,818
42,690		Wyndham Worldwide Corp.	4,499,953
			81,906,780
		Consumer Staples—5.8%
146,350		Altria Group, Inc.	9,281,517
103,600		B&G Foods, Inc.	3,299,660
105,890		Coca-Cola Co.	4,766,109
87,960		CVS Health Corp.	7,152,907
189,930		Koninklijke Ahold Delhaize NV (ADR)	3,545,993
46,100		Nu Skin Enterprises, Inc.	2,834,228
49,360		PepsiCo, Inc.	5,500,185
90,310		Philip Morris International, Inc.	10,025,313
31,400		Procter & Gamble Co.	2,856,772
46,870		Wal-Mart Stores, Inc.	3,662,422
			52,925,106

256

Shares		Security	Value
		Energy—3.5%
37,375		Anadarko Petroleum Corp.	$ 1,825,769
9,400		Chevron Corp.	1,104,500
61,800		ConocoPhillips	3,093,090
51,575		Devon Energy Corp.	1,893,318
59,902		ExxonMobil Corp.	4,910,766
26,500		Hess Corp.	1,242,585
80,101		Marathon Oil Corp.	1,086,170
115,650		Marathon Petroleum Corp.	6,485,652
26,150		Occidental Petroleum Corp.	1,679,091
31,000		PBF Energy, Inc. – Class “A”	855,910
34,450		Phillips 66	3,155,964
14,700		Schlumberger, Ltd.	1,025,472
114,260		Suncor Energy, Inc.	4,002,528
			32,360,815
		Financials—9.9%
76,670		American Express Co.	6,935,568
50,800		American International Group, Inc.	3,118,612
48,325		Ameriprise Financial, Inc.	7,176,746
6,400	*	Brighthouse Financial, Inc.	389,120
39,100		Chubb, Ltd.	5,573,705
157,300		Citizens Financial Group, Inc.	5,956,951
22,500		Comerica, Inc.	1,715,850
97,610		Discover Financial Services	6,293,893
167,600		Financial Select Sector SPDR Fund (ETF)	4,334,136
43,100	*	Hamilton Lane, Inc. – Class “A”	1,157,235
53,200		IBERIABANK Corp.	4,370,380
16,800		iShares Russell 2000 ETF (ETF)	2,489,424
129,880		JPMorgan Chase & Co.	12,404,839
70,400		MetLife, Inc.	3,657,280
15,730		Morgan Stanley	757,714
44,625		PNC Financial Services Group, Inc.	6,014,111
75,900		SPDR S&P Regional Banking (ETF)	4,308,084
142,200		Sterling Bancorp	3,505,230
107,345		U.S. Bancorp	5,752,619
86,120		Wells Fargo & Co.	4,749,518
			90,661,015

257

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

Shares		Security	Value
		Health Care—9.7%
127,360		Abbott Laboratories	$ 6,795,930
99,500		AbbVie, Inc.	8,841,570
6,376		Allergan, PLC	1,306,761
57,700	*	AMN Healthcare Services, Inc.	2,636,890
49,569		Baxter International, Inc.	3,110,455
30,700	*	Centene Corp.	2,970,839
66,980		Gilead Sciences, Inc.	5,426,720
27,300		Hill-Rom Holdings, Inc.	2,020,200
81,400		Johnson & Johnson	10,582,814
59,000		Koninklijke Philips NV (ADR)	2,430,800
2,791	*	Mallinckrodt, PLC	104,300
39,000		Medtronic, PLC	3,033,030
99,745		Merck & Co., Inc.	6,386,672
266,729		Pfizer, Inc.	9,522,225
93,475		Phibro Animal Health Corp. – Class “A”	3,463,249
19,515		Shire, PLC (ADR)	2,988,527
60,295		Thermo Fisher Scientific, Inc.	11,407,814
29,900	*	VWR Corp.	989,989
78,215		Zoetis, Inc.	4,986,988
			89,005,773
		Industrials—6.8%
37,185		3M Co.	7,805,131
18,000		Apogee Enterprises, Inc.	868,680
66,700	*	Gardner Denver Holdings, Inc.	1,835,584
157,750		General Electric Co.	3,814,395
63,000		Honeywell International, Inc.	8,929,620
16,000		Ingersoll-Rand, PLC	1,426,720
153,073		Johnson Controls International, PLC	6,167,311
6,020		Lockheed Martin Corp.	1,867,946
24,300		ManpowerGroup, Inc.	2,863,026
101,100		Masco Corp.	3,943,911
18,900	*	MasTec, Inc.	876,960
32,600		Owens Corning	2,521,610
128,500		Schneider National, Inc. – Class “B”	3,251,050
20,230		Snap-On, Inc.	3,014,472
13,400		Stanley Black & Decker, Inc.	2,022,998
176,400		Triton International, Ltd.	5,870,592
46,030		United Technologies Corp.	5,343,162
			62,423,168

258

Shares		Security	Value
		Information Technology—11.0%
93,905		Apple, Inc.	$ 14,472,639
95,500		Applied Materials, Inc.	4,974,595
118,575	*	ARRIS International, PLC	3,378,202
12,500		Belden, Inc.	1,006,625
17,925		Broadcom, Ltd.	4,347,530
270,300		Cisco Systems, Inc.	9,090,189
32,568	*	Dell Technologies, Inc. – Class “V”	2,514,575
10,875		DXC Technology Co.	933,945
76,200	*	eBay, Inc.	2,930,652
23,800	*	FleetCor Technologies, Inc.	3,683,526
175,675		Intel Corp.	6,689,704
24,080		Methode Electronics, Inc.	1,019,788
190,085		Microsoft Corp.	14,159,432
68,900		NetApp, Inc.	3,015,064
37,340	*	NXP Semiconductors NV	4,222,781
106,790		Oracle Corp.	5,163,296
96,620		QUALCOMM, Inc.	5,008,781
117,550		Symantec Corp.	3,856,815
23,610		TE Connectivity, Ltd.	1,961,047
25,200	*	Tech Data Corp.	2,239,020
83,300		Travelport Worldwide, Ltd.	1,307,810
54,772		Western Digital Corp.	4,732,301
			100,708,317
		Materials—1.4%
900		Eastman Chemical Co.	81,441
82,500		International Paper Co.	4,687,650
17,930		Praxair, Inc.	2,505,538
41,310		RPM International, Inc.	2,120,855
58,800		Sealed Air Corp.	2,511,936
22,585		Trinseo SA	1,515,453
			13,422,873
		Real Estate—1.1%
216,025		Brixmor Property Group, Inc. (REIT)	4,061,270
23,320		Real Estate Select Sector SPDR Fund (ETF)	751,837
121,400		Tanger Factory Outlet Centers, Inc. (REIT)	2,964,588
112,430		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,439,731
			10,217,426

259

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—1.4%
158,400	AT&T, Inc.	$ 6,204,528
130,725	Verizon Communications, Inc.	6,469,580
		12,674,108
	Utilities—.6%
133,400	Exelon Corp.	5,025,178
24,445	NiSource, Inc.	625,548
		5,650,726
Total Value of Common Stocks (cost $344,683,449)		551,956,107
	CORPORATE BONDS—22.1%
	Aerospace/Defense—.5%
$ 2,500M	Rockwell Collins, Inc., 3.2%, 3/15/2024	2,549,870
1,500M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	1,554,056
		4,103,926
	Automotive—.5%
2,000M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	2,174,740
2,000M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	2,008,192
		4,182,932
	Chemicals—1.0%
2,000M	Agrium, Inc., 3.375%, 3/15/2025	2,015,390
2,000M	Dow Chemical Co., 3.5%, 10/1/2024	2,065,748
3,000M	LYB International Finance Co. BV, 3.5%, 3/2/2027	2,989,842
2,100M	LyondellBasell Industries NV, 6%, 11/15/2021	2,371,240
		9,442,220
	Consumer Non-Durables—.2%
2,000M	Newell Brands, Inc., 4.2%, 4/1/2026	2,108,282
	Energy—1.7%
3,600M	BP Capital Markets, PLC, 3.216%, 11/28/2023	3,690,864
1,600M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,732,891
1,000M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	1,000,725
1,500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	1,569,012
	Kinder Morgan Energy Partners, LP:
1,000M	3.5%, 3/1/2021	1,025,540
1,100M	3.45%, 2/15/2023	1,113,578
1,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	1,114,536

260

Principal
Amount	Security	Value
	Energy (continued)
$ 1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	$ 1,011,161
1,500M	Spectra Energy, LLC, 6.2%, 4/15/2018	1,532,132
1,600M	Valero Energy Corp., 9.375%, 3/15/2019	1,762,182
		15,552,621
	Financial Services—2.7%
1,100M	American Express Co., 7%, 3/19/2018	1,127,551
	American International Group, Inc.:
1,000M	3.75%, 7/10/2025	1,034,395
1,000M	4.7%, 7/10/2035	1,076,715
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,075,510
1,000M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	1,091,205
1,100M	BlackRock, Inc., 5%, 12/10/2019	1,174,033
	ERAC USA Finance, LLC:
1,000M	6.375%, 10/15/2017 (a)	1,001,549
1,000M	4.5%, 8/16/2021 (a)	1,068,358
1,000M	3.3%, 10/15/2022 (a)	1,026,162
2,000M	Ford Motor Credit Company, LLC, 8.125%, 1/15/2020	2,253,772
1,500M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	1,634,201
1,000M	General Electric Capital Corp., 4.65%, 10/17/2021	1,095,675
2,100M	Key Bank NA, 3.4%, 5/20/2026	2,093,715
2,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	2,186,218
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,098,110
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,181,934
2,000M	State Street Corp., 3.55%, 8/18/2025	2,089,460
		24,308,563
	Financials—5.9%
	Bank of America Corp.:
5,600M	4.1%, 7/24/2023	5,970,675
1,000M	5.875%, 2/7/2042	1,286,405
	Barclays Bank, PLC:
1,100M	6.75%, 5/22/2019	1,183,518
1,000M	125%, 1/8/2020	1,064,203
1,000M	Capital One Financial Corp., 3.75%, 4/24/2024	1,034,167
	Citigroup, Inc.:
3,600M	6.125%, 11/21/2017	3,621,596
1,000M	8.5%, 5/22/2019	1,103,667
1,000M	4.5%, 1/14/2022	1,076,798
1,100M	3.4%, 5/1/2026	1,104,414
1,500M	Deutsche Bank AG, 3.7%, 5/30/2024	1,523,874

261

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

Principal
Amount	Security	Value
	Financials (continued)
	Goldman Sachs Group, Inc.:
$ 2,700M	5.375%, 3/15/2020	$ 2,901,531
1,000M	3.625%, 1/22/2023	1,037,358
2,000M	4%, 3/3/2024	2,113,538
1,000M	6.125%, 2/15/2033	1,259,171
2,000M	HSBC Holdings, PLC, 2.65%, 1/5/2022	2,008,556
	JPMorgan Chase & Co.:
3,100M	6%, 1/15/2018	3,139,587
1,000M	4.5%, 1/24/2022	1,084,150
1,000M	3.54%, 5/1/2028	1,010,335
	Morgan Stanley:
5,550M	5.5%, 7/28/2021	6,161,599
2,000M	4%, 7/23/2025	2,110,652
	U.S. Bancorp:
1,000M	3.6%, 9/11/2024	1,041,194
1,000M	3.1%, 4/27/2026	996,441
1,500M	UBS AG, 4.875%, 8/4/2020	1,610,229
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	3,153,162
5,100M	Wells Fargo & Co., 3.45%, 2/13/2023	5,229,397
		53,826,217
	Food/Beverage/Tobacco—.9%
	Anheuser-Busch InBev Finance, Inc.:
1,500M	3.65%, 2/1/2026	1,554,478
1,000M	4.9%, 2/1/2046	1,134,069
1,000M	Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	1,058,716
1,750M	Bunge Limited Finance Corp., 8.5%, 6/15/2019	1,933,666
1,500M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,503,623
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,067,781
		8,252,333
	Food/Drug—.2%
2,000M	CVS Health Corp., 3.875%, 7/20/2025	2,089,436
	Forest Products/Containers—.2%
2,000M	Rock-Tenn Co., 4.9%, 3/1/2022	2,177,902

262

Principal
Amount	Security	Value
	Healthcare—.5%
$ 1,100M	Biogen, Inc., 6.875%, 3/1/2018	$ 1,123,649
2,100M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,280,581
1,500M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	1,561,304
		4,965,534
	Higher Education—.2%
1,750M	Yale University, 2.086%, 4/15/2019	1,763,165
	Information Technology—.9%
1,500M	Apple, Inc., 2.5%, 2/9/2025	1,476,909
3,000M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	3,152,376
2,000M	Oracle Corp., 2.4%, 9/15/2023	1,990,320
2,000M	Visa, Inc., 3.15%, 12/14/2025	2,051,168
		8,670,773
	Manufacturing—.2%
1,000M	CRH America, Inc., 8.125%, 7/15/2018	1,048,000
1,100M	Johnson Controls International, PLC, 5%, 3/30/2020	1,172,096
		2,220,096
	Media-Broadcasting—.5%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,081,154
	Comcast Corp.:
1,600M	5.15%, 3/1/2020	1,723,371
2,000M	4.25%, 1/15/2033	2,154,300
		4,958,825
	Media-Diversified—.1%
1,000M	Time Warner, Inc., 3.6%, 7/15/2025	1,005,217
	Metals/Mining—.5%
	Glencore Funding, LLC:
1,000M	4.125%, 5/30/2023 (a)	1,042,361
1,500M	4.625%, 4/29/2024 (a)	1,592,250
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,579,227
		4,213,838

263

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

Principal
Amount	Security	Value
	Real Estate—2.2%
$ 2,000M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	$ 2,041,172
1,000M	Boston Properties, LP, 5.875%, 10/15/2019	1,069,373
500M	Digital Realty Trust, LP, 5.25%, 3/15/2021	543,414
1,000M	ERP Operating, LP, 3.375%, 6/1/2025	1,022,589
1,500M	Essex Portfolio, LP, 3.875%, 5/1/2024	1,561,763
1,000M	HCP, Inc., 4.25%, 11/15/2023	1,062,667
1,000M	Prologis, LP, 3.35%, 2/1/2021	1,036,122
2,000M	Realty Income Corp., 3.25%, 10/15/2022	2,049,576
2,000M	Simon Property Group, LP, 3.375%, 10/1/2024	2,047,708
3,000M	Tanger Properties, LP, 3.125%, 9/1/2026	2,823,663
1,600M	Ventas Realty, LP, 4.75%, 6/1/2021	1,712,974
3,000M	Welltower, Inc., 4%, 6/1/2025	3,132,576
		20,103,597
	Retail-General Merchandise—.5%
1,000M	Amazon.com, Inc., 4.8%, 12/5/2034	1,136,059
3,000M	Home Depot, Inc., 5.875%, 12/16/2036	3,904,044
		5,040,103
	Telecommunications—.7%
	AT&T, Inc.:
1,500M	3.8%, 3/15/2022	1,564,100
3,000M	4.25%, 3/1/2027	3,093,680
1,500M	Verizon Communications, Inc., 4.272%, 1/15/2036	1,478,235
		6,136,015
	Transportation—.4%
1,000M	Burlington Northern Santa Fe, LLC, 5.15%, 9/1/2043	1,192,631
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,090,132
1,000M	Southwest Airlines Co., 3%, 11/15/2026	978,661
		3,261,424
	Utilities—1.6%
2,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	2,138,488
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,022,592
1,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	1,028,900
2,000M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	2,079,532
1,500M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	1,537,965
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,226,884

264

Principal
Amount	Security	Value
	Utilities (continued)
$ 2,000M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	$ 2,008,126
1,100M	Sempra Energy, 9.8%, 2/15/2019	1,213,130
1,000M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	1,179,528
		14,435,145
Total Value of Corporate Bonds (cost $198,905,710)		202,818,164
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—5.6%
	Fannie Mae—4.7%
1,561M	2.5%, 2/1/2030 – 7/1/2031	1,574,985
4,200M	3%, 3/1/2027 – 2/1/2031	4,326,462
6,290M	3.5%, 11/1/2028 – 11/1/2046	6,510,428
22,945M	4%, 12/1/2040 – 4/1/2047	24,221,297
2,161M	4.5%, 9/1/2040 – 1/1/2047	2,334,526
1,940M	5%, 4/1/2040 – 3/1/2042	2,137,721
687M	5.5%, 5/1/2033 – 10/1/2039	769,536
560M	6%, 5/1/2036 – 10/1/2040	636,579
236M	6.5%, 11/1/2033 – 6/1/2036	261,181
545M	7%, 3/1/2032 – 8/1/2032	589,691
		43,362,406
	Freddie Mac—.9%
1,768M	3.5%, 8/1/2026 – 7/1/2044	1,847,151
904M	4%, 7/1/2044 – 4/1/2045	952,527
4,024M	4.5%, 10/1/2040 – 5/1/2044	4,347,868
925M	5.5%, 5/1/2038 – 10/1/2039	1,034,489
		8,182,035
Total Value of Residential Mortgage-Backed Securities (cost $51,278,414)		51,544,441
	U.S. GOVERNMENT OBLIGATIONS—3.3%
5,000M	U.S. Treasury Bonds, 3.125%, 8/15/2044	5,276,170
	U.S. Treasury Notes:
13,000M	0.375%, 1/15/2027 (TIPS)	13,023,737
3,000M	1.1228%, 4/30/2019 †	3,002,190
2,500M	1.1928%, 1/31/2019 †	2,504,345
6,000M	2.375%, 5/15/2027	6,025,896
Total Value of U.S. Government Obligations (cost $30,049,096)		29,832,338

265

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

Principal
Amount	Security	Value
	TAXABLE MUNICIPAL BONDS—.6%
$ 2,425M	Katy, TX Indpt. Sch. Dist. GO, 5%, 2/15/2042	$ 2,846,974
2,850M	New York, NY GO, 2.9%, 10/1/2027 (b)	2,830,877
Total Value of Taxable Municipal Bonds (cost $5,674,908)		5,677,851
	VARIABLE AND FLOATING RATE NOTES—.3%
	U.S. Government Agency Obligations
1,000M	Federal Farm Credit Bank, 1.3347%, 5/22/2018 †	1,001,262
1,500M	Federal Home Loan Bank, 1.039%, 1/26/2018 †	1,499,762
Total Value of Variable and Floating Rate Notes (cost $2,501,160)		2,501,024
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.7%
	Federal Home Loan Bank:
5,000M	1.01%, 10/10/2017	4,998,910
10,000M	1.015%, 10/19/2017	9,995,370
7,000M	1.02%, 10/20/2017	6,996,570
2,500M	1.021%, 10/27/2017	2,498,297
14,500M	1.02%, 10/30/2017	14,488,951
9,500M	1.025%, 11/9/2017	9,490,073
4,000M	1.035%, 11/17/2017	3,994,940
Total Value of Short-Term U.S. Government Agency Obligations
(cost $52,460,160)		52,463,111
	SHORT-TERM CORPORATE NOTES—2.0%
	Food/Beverage/Tobacco—.5%
5,000M	Coca-Cola Co., 1.26%, 12/8/2017 (c)	4,988,868
	Information Technology—1.1%
5,000M	Apple, Inc., 1.2%, 11/8/2017 (c)	4,993,822
5,000M	Microsoft Corp., 1.2%, 11/2/2017 (c)	4,994,768
		9,988,590

266

Principal
Amount	Security		Value
	Media-Diversified—.4%
$ 4,000M	Walt Disney Co., 1.18%, 11/17/2017 (c)		$ 3,993,750
Total Value of Short-Term Corporate Notes (cost $18,970,198)			18,971,208
Total Value of Investments (cost $704,523,095)		99.7%	915,764,244
Other Assets, Less Liabilities		.3	3,026,607
Net Assets		100.0%	$918,790,851

*	Non-income producing
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).
(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).
(c)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).
†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of September 30, 2017.

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	GO	General Obligation
	TIPS	Treasury Inflation-Protected Securities

267

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2017

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets or liabilities:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$551,956,107	$—	$—	$551,956,107
Corporate Bonds	—	202,818,164	—	202,818,164
Residential Mortgage-Backed
Securities	—	51,544,441	—	51,544,441
U.S. Government Obligations	—	29,832,338	—	29,832,338
Taxable Municipal Bonds	—	5,677,851	—	5,677,851
Variable and Floating Rate Notes
U.S. Government Agency
Obligations	—	2,501,024	—	2,501,024
Short-Term U.S. Government
Agency Obligations	—	52,463,111	—	52,463,111
Short-Term Corporate Notes	—	18,971,208	—	18,971,208
Total Investments in Securities*	$551,956,107	$363,808,137	$—	$915,764,244

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds and asset backed securities.

There were no transfers into or from Level 1 or Level 2 by the Fund for the year ended September 30,
2017. Transfers, if any, between Levels are recognized at the end of the reporting period.

268	See notes to financial statements

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269

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2017

					GOVERNMENT
	BALANCED	FLOATING	FUND FOR		CASH
	INCOME	RATE	INCOME	GOVERNMENT	MANAGEMENT
Assets
Investments in securities
At identified cost	$43,461,255	$197,356,574	$709,422,127	$260,904,784	$129,286,187
At value (Note 1A)	$45,490,226	$198,586,379	$732,828,237	$259,709,289	$129,286,187

Cash	965,978	11,402,426	8,124,116	9,022,516	1,237,853
Receivables:
Investment securities sold	413,327	15,772,267	6,498,650	—	—
Deposits at broker for futures contracts	29,350	—	—	—	—
Interest and dividends	255,229	680,030	11,138,231	845,007	36,119
Shares sold	70,078	447,278	686,828	267,812	1,099
Due from broker-variation margin futures	156,174	—	—	—	—
Other assets	1,546	8,512	33,115	15,270	4,952
Total Assets	47,381,908	226,896,892	759,309,177	269,859,894	130,566,210

Liabilities
Payables:
Investment securities purchased	464,967	39,469,648	29,885,400	1,900,000	—
Shares redeemed.	43,079	115,200	785,628	239,810	811,095
Dividends payable	4,539	74,780	813,985	45,387	1,784
Accrued advisory fees	11,584	72,023	414,458	112,014	12,801
Accrued shareholder servicing costs	5,452	24,526	95,713	53,067	40,450
Accrued expenses	92,037	137,101	140,119	56,630	65,392
Total Liabilities	621,658	39,893,278	32,135,303	2,406,908	931,522

Net Assets	$46,760,250	$187,003,614	$727,173,874	$267,452,986	$129,634,688

Net Assets Consist of:
Capital paid in	$44,323,997	$189,856,725	$856,031,526	$287,228,079	$129,634,688
Undistributed net investment income (deficit)	(26,875)	(163,792)	(2,583,260)	8,390	—
Accumulated net realized gain (loss) on investments and futures contracts	434,157	(3,919,124)	(149,680,502)	(18,587,988)	—
Net unrealized appreciation (depreciation) in value on investments and
futures contracts	2,028,971	1,229,805	23,406,110	(1,195,495)	—
Total	$46,760,250	$187,003,614	$727,173,874	$267,452,986	$129,634,688

270	See notes to financial statements	271

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2017

									GOVERNMENT
	BALANCED		FLOATING		FUND FOR				CASH
	INCOME		RATE		INCOME		GOVERNMENT		MANAGEMENT
Net Assets:
Class A	$46,607,992		$66,769,135		$572,630,587		$232,982,478		$127,079,405
Class B	N/A		N/A		$2,355,916		$1,043,389		$160,792
Advisor Class	$11,175		$98,957,892		$73,403,203		$32,889,119		N/A
Institutional Class	$141,083		$21,276,587		$78,784,168		$538,000		$2,394,491

Shares outstanding (Note 7):
Class A	4,238,157		6,904,207		226,825,818		22,309,549		127,079,405
Class B	N/A		N/A		931,789		100,085		160,792
Advisor Class	1,011		10,226,108		29,082,824		3,144,856		N/A
Institutional Class	12,774		2,200,217		31,071,239		51,210		2,394,491

Net asset value and redemption price per share — Class A	$11.00		$9.67		$2.52		$10.44		$1.00	#

Maximum offering price per share — Class A*	$11.46	†	$9.92	††	$2.63	†	$10.88	†	N/A

Net asset value and offering price per share — Class B**	N/A		N/A		$2.53		$10.43		$1.00
Net asset value, offering price and redemption price
per share — Advisor Class	$11.05		$9.68		$2.52		$10.46		N/A

Net asset value, offering price and redemption price
per share — Institutional Class	$11.04		$9.67		$2.54		$10.51		$1.00

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
†	Net asset value/.96
††	Net asset value/.975
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 7).

272	See notes to financial statements	273

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2017

	INTERNATIONAL		LIMITED
	OPPORTUNITIES	INVESTMENT	DURATION HIGH	STRATEGIC
	BOND	GRADE	QUALITY BOND	INCOME
Assets
Investments in securities:
Cost — Unaffiliated issuers	$137,673,791	$598,669,410	$135,059,632	$2,249,037
Cost — Affiliated issuers (Note 2)	—	—	—	163,005,182
Total cost of investments	$137,673,791	$598,669,410	$135,059,632	$165,254,219

Value — Unaffiliated issuers (Note 1A)	$130,902,855	$616,326,865	$135,042,194	$2,249,112
Value — Affiliated issuers (Note 2)	—	—	—	160,284,906
Total value of investments	130,902,855	616,326,865	135,042,194	162,534,018
Cash	4,328,580	9,037,014	2,476,164	774,164
Receivables:
Investment securities sold	3,766,543	3,902,246	—	—
Dividends and interest	1,585,292	7,052,751	1,097,508	538,891
Shares sold	228,585	877,893	259,967	76,027
Unrealized gain on foreign exchange contracts (Note 5)	517,668	—	—	—
Other assets	5,779	27,653	5,843	7,074
Total Assets	141,335,302	637,224,422	138,881,676	163,930,174

Liabilities
Payables:
Investment securities purchased	4,030,952	8,492,354	3,017,780	—
Shares redeemed.	124,491	517,608	113,401	63,268
Dividends payable	—	158,726	90,496	37,457
Unrealized loss on foreign exchange contracts (Note 5)	366,374	—	—	—
Accrued advisory fees	85,060	283,862	43,422	6,710
Accrued shareholder servicing costs.	27,774	77,612	25,118	17,725
Accrued expenses	88,187	72,441	47,286	53,022
Total Liabilities	4,722,838	9,602,603	3,337,503	178,182

Net Assets	$136,612,464	$627,621,819	$135,544,173	$163,751,992

Net Assets Consist of:
Capital paid in	$145,043,136	$626,594,980	$139,923,275	$168,519,043
Undistributed net investment income (deficit)	2,584,441	(12,385,857)	(2,192,436)	180,943
Accumulated net realized loss on investments, futures contracts
and foreign currency transactions	(4,401,047)	(4,244,759)	(2,169,228)	(2,227,793)
Net unrealized appreciation (depreciation) in value of investments
and foreign currency transactions	(6,614,066)	17,657,455	(17,438)	(2,720,201)
Total	$136,612,464	$627,621,819	$135,544,173	$163,751,992

274	See notes to financial statements	275

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2017

					LIMITED
	INTERNATIONAL				DURATION
	OPPORTUNITIES		INVESTMENT		HIGH QUALITY		STRATEGIC
	BOND		GRADE		BOND		INCOME
Net Assets:
Class A	$59,781,585		$462,998,610		$62,840,971		$162,788,692
Class B	N/A		$2,180,920		N/A		N/A
Advisor Class	$68,162,285		$136,315,580		$31,638,480		$963,300
Institutional Class	$8,668,594		$26,126,709		$41,064,722		N/A

Shares outstanding (Note 7):
Class A	6,298,423		47,931,968		6,633,373		17,076,103
Class B	N/A		226,964		N/A		N/A
Advisor Class	7,132,311		14,033,024		3,330,748		101,188
Institutional Class	904,356		2,697,817		4,315,662		N/A

Net asset value and redemption price per share — Class A	$9.49		$9.66		$9.47		$9.53

Maximum offering price per share — Class A*	$9.89	†	$10.06	†	$9.71	††	$9.93	†

Net asset value and offering price per share — Class B**	N/A		$9.61		N/A		N/A

Net asset value, offering price and redemption price
per share — Advisor Class	$9.56		$9.71		$9.50		$9.52

Net asset value, offering price and redemption price
per share — Institutional Class	$9.59		$9.68		$9.52		N/A

*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
†	Net asset value/.96
††	Net asset value/.975
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 7).

276	See notes to financial statements	277

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

							HEDGED U.S.
	COVERED CALL		EQUITY			GROWTH &	EQUITY
	STRATEGY		INCOME		GLOBAL	INCOME	OPPORTUNITIES	INTERNATIONAL
Assets
Investments in securities
At identified cost	$268,738,091		$430,474,003		$491,300,135	$1,120,715,661	$65,544,490	$253,076,860
At value (Note 1A)	$288,341,077		$637,286,762		$574,343,338	$1,865,398,172	$73,151,212	$352,604,068
Cash	3,182,690		3,695,206		654,659	1,313,210	4,883,819	1,277,136
Receivables:
Investment securities sold	—		1,029,901		4,570,528	653,886	111,215	—
Options contracts sold	—		—		—	—	—	—
Deposits at broker for futures contracts	—		—		—	—	1,010,170	—
Dividends and interest	409,901		983,073		1,068,668	2,325,763	65,630	1,192,507
Shares sold	762,509		378,317		483,810	1,081,729	124,517	449,168
Unrealized gain on foreign exchange, options and futures contracts (Note 5)	—		—		—	—	3,486	—
Other assets	6,090		27,203		24,039	80,243	2,270	14,067
Total Assets	292,702,267		643,400,462		581,145,042	1,870,853,003	79,352,319	355,536,946

Liabilities
Options written, at value (Note 5)	8,375,924	(a)	6,520	(b)	—	—	177,002 (c)	—
Payables:
Investment securities purchased	—		806,794		2,691,056	186,159	83,189	3,802
Shares redeemed.	307,698		328,162		374,951	1,652,378	52,097	255,141
Unrealized loss on futures contracts (Note 5)	—		—		—	—	471,342	—
Accrued advisory fees	148,790		377,659		422,158	1,020,097	8,460	283,968
Accrued shareholder servicing costs.	33,364		79,551		72,486	242,511	21,630	58,549
Accrued expenses	46,584		66,984		127,300	161,297	68,843	92,566
Total Liabilities	8,912,360		1,665,670		3,687,951	3,262,442	882,563	694,026

Net Assets	$283,789,907		$641,734,792		$577,457,091	$1,867,590,561	$78,469,756	$354,842,920
Net Assets Consist of:
Capital paid in	$267,413,298		$419,425,476		$457,121,721	$1,050,912,260	$72,830,295	$268,342,525
Undistributed net investment income (deficit)	31,723		—		1,961,440	4,376,571	(51,731)	522,354
Accumulated net realized gain (loss) on investments, options and futures
contracts, and foreign currency transactions	(1,140,717)		15,484,093		35,319,014	67,619,219	(1,613,431)	(13,553,922)
Net unrealized appreciation in value of investments, options and futures
contracts, and foreign currency transactions	17,485,603		206,825,223		83,054,916	744,682,511	7,304,623	99,531,963
Total	$283,789,907		$641,734,792		$577,457,091	$1,867,590,561	$78,469,756	$354,842,920

(a) Premiums received from written options $6,258,541
(b) Premiums received from written options $18,984
(c) Premiums received from written options $342,648

278	See notes to financial statements	279

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

					HEDGED U.S.
	COVERED CALL	EQUITY		GROWTH &	EQUITY
	STRATEGY	INCOME	GLOBAL	INCOME	OPPORTUNITIES	INTERNATIONAL
Net Assets:
Class A	$167,096,442	$564,918,433	$379,176,408	$1,675,590,180	$44,228,180	$238,769,737
Class B	N/A	$3,011,668	$2,641,686	$14,310,283	N/A	$1,465,065
Advisor Class	$109,359,652	$71,611,290	$191,838,578	$166,850,797	$33,769,738	$111,333,821
Institutional Class	$7,333,813	$2,193,402	$3,800,419	$10,839,301	$471,838	$3,274,297

Shares outstanding (Note 7):
Class A	14,940,451	52,753,708	44,082,595	71,908,224	4,105,844	15,226,013
Class B	N/A	286,964	386,933	661,957	N/A	100,141
Advisor Class	9,801,783	6,649,763	21,855,668	7,112,860	3,124,283	6,993,310
Institutional Class	656,737	204,558	430,781	463,326	43,592	205,136

Net asset value and redemption price per share — Class A	$11.18	$10.71	$8.60	$23.30	$10.77	$15.68

Maximum offering price per share — Class A (Net asset value/.9425)*	$11.86	$11.36	$9.12	$24.72	$11.43	$16.64

Net asset value and offering price per share — Class B**	N/A	$10.49	$6.83	$21.62	N/A	$14.63

Net asset value, offering price and redemption price
per share — Advisor Class	$11.16	$10.77	$8.78	$23.46	$10.81	$15.92

Net asset value, offering price and redemption price
per share — Institutional Class	$11.17	$10.72	$8.82	$23.39	$10.82	$15.96

*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 7).

280	See notes to financial statements	281

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

				REAL	SELECT	SPECIAL	TOTAL
	LONG SHORT		OPPORTUNITY	ESTATE	GROWTH	SITUATIONS	RETURN
Assets
Investments in securities:
At identified cost	$42,110,608		$742,852,660	$119,177,322	$420,879,271	$496,068,435	$704,523,095
At value (Note 1A)	$45,539,671		$1,094,965,039	$114,863,051	$533,172,409	$682,920,399	$915,764,244
Cash	7,229,040		2,844,376	3,007,507	1,385,186	429,427	3,664,189
Cash held at broker for securities sold short	28,472,205		—	—	—	—	—
Receivables:
Investment securities sold	304,617		1,389,613	546,725	—	—	2,376,017
Dividends and interest	12,428		976,770	525,466	182,879	584,257	3,187,638
Shares sold	74,980		698,173	191,083	396,021	497,720	345,897
Other assets	763		35,634	4,140	20,974	25,822	41,821
Total Assets	81,633,704		1,100,909,605	119,137,972	535,157,469	684,457,625	925,379,806

Liabilities
Securities sold short (at value)	30,685,123	(d)	—	—	—	—	—
Payables:
Investment securities purchased	—		1,208,714	—	—	719,470	5,089,104
Shares redeemed	263		1,194,763	40,594	467,974	663,906	720,662
Accrued advisory fees	—		617,374	81,459	316,860	426,508	518,973
Accrued shareholder servicing costs.	4,344		145,965	25,374	62,963	90,483	149,434
Accrued expenses	41,523		116,686	81,959	60,189	71,749	110,782
Total Liabilities	30,731,253		3,283,502	229,386	907,986	1,972,116	6,588,955
Net Assets	$50,902,451		$1,097,626,103	$118,908,586	$534,249,483	$682,485,509	$918,790,851

Net Assets Consist of:
Capital paid in	$49,923,159		$684,409,336	$121,883,835	$374,081,938	$478,729,797	$698,643,635
Undistributed net investment income (deficit)	—		2,423,730	680,829	212,578	70,074	(5,718,473)
Accumulated net realized gain (loss) on investments	(1,555,247)		58,680,658	658,193	47,661,829	16,833,674	14,624,540
Net unrealized appreciation (depreciation) in value of investments	2,534,539		352,112,379	(4,314,271)	112,293,138	186,851,964	211,241,149
Total	$50,902,451		$1,097,626,103	$118,908,586	$534,249,483	$682,485,509	$918,790,851

(d) Proceeds from securities sold short $29,790,598

282	See notes to financial statements	283

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

			REAL	SELECT	SPECIAL	TOTAL
	LONG SHORT	OPPORTUNITY	ESTATE	GROWTH	SITUATIONS	RETURN
Net Assets:
Class A	$10,697,433	$1,002,618,300	$40,935,206	$444,933,364	$549,780,124	$877,311,121
Class B	N/A	$7,557,484	N/A	$3,163,262	$3,080,711	$6,939,476
Advisor Class	$40,034,056	$81,772,517	$77,398,438	$81,202,735	$120,912,178	$995,667
Institutional Class	$170,962	$5,677,802	$574,942	$4,950,122	$8,712,496	$33,544,587

Shares outstanding (Note 7):
Class A	1,025,080	23,951,216	4,422,281	36,958,486	17,632,141	44,138,121
Class B	N/A	230,723	N/A	310,802	130,606	354,801
Advisor Class	3,827,251	1,921,162	8,347,470	6,638,940	3,841,740	49,839
Institutional Class	16,325	133,614	62,088	402,695	275,160	1,673,119

Net asset value and redemption price per share — Class A	$10.44	$41.86	$9.26	$12.04	$31.18	$19.88

Maximum offering price per share — Class A (Net asset value/.9425)*	$11.08	$44.41	$9.82	$12.77	$33.08	$21.09

Net asset value and offering price per share — Class B**	N/A	$32.76	N/A	$10.18	$23.59	$19.56

Net asset value, offering price and redemption price
per share — Advisor Class	$10.46	$42.56	$9.27	$12.23	$31.47	$19.98

Net asset value, offering price and redemption price
per share — Institutional Class	$10.47	$42.49	$9.26	$12.29	$31.66	$20.05

*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable
(Note 7).

284	See notes to financial statements	285

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2017

					GOVERNMENT
	BALANCED	FLOATING	FUND FOR		CASH
	INCOME	RATE	INCOME	GOVERNMENT	MANAGEMENT
Investment Income
Interest	$676,859	$6,413,146	$40,371,990	$7,343,472	$892,883
Dividends	501,230 (a)	—	—	—	—
Total income	1,178,089	6,413,146	40,371,990	7,343,472	892,883
Expenses (Notes 1 and 3):
Advisory fees	284,424	966,926	5,050,879	1,992,197	656,492
Distribution plan expenses – Class A	121,111	194,938	1,698,939	728,156	N/A
Distribution plan expenses – Class B	N/A	N/A	26,155	15,088	1,708
Shareholder servicing costs – Class A	57,339	109,622	872,591	417,962	484,148
Shareholder servicing costs – Class B	N/A	N/A	5,956	4,582	849
Shareholder servicing costs – Advisor Class	24	114,478	116,323	108,918	N/A
Shareholder servicing costs – Institutional Class	70	6,028	19,776	1,308	851
Professional fees.	32,401	58,626	92,700	57,074	59,000
Custodian fees	10,080	67,753	29,935	20,813	11,895
Registration fees	89,999	56,201	77,000	75,499	70,000
Reports to shareholders	15,199	17,167	37,951	20,210	20,408
Trustees' fees	2,184	9,031	39,635	17,316	7,471
Other expenses	13,145	70,126	118,872	45,945	29,215

Total expenses	625,976	1,670,896	8,186,712	3,505,068	1,342,037
Less: Expenses waived and/or assumed (Note 3)	(160,828)	(131,427)	(160,365)	(378,142)	(545,376)
Expenses paid indirectly (Note 1G)	(1,271)	(3,815)	(18,473)	(7,485)	(3,921)
Net expenses	463,877	1,535,654	8,007,874	3,119,441	792,740
Net investment income	714,212	4,877,492	32,364,116	4,224,031	100,143

Realized and Unrealized Gain (Loss) on Investments and
Futures Contracts (Notes 2 and 5):
Net realized gain (loss) on:
Investments	417,126	506,695	14,665,726	(2,583,708)	—
Futures contracts	120,720	—	—	(7,474)	—
Net realized gain (loss) on investments and futures contracts	537,846	506,695	14,665,726	(2,591,182)	—
Net unrealized appreciation (depreciation) on:
Investments	935,478	191,917	1,058,678	(7,974,036)	—
Futures contracts	31,762	—	—	—	—
Net unrealized appreciation (depreciation) on investments and
futures contracts	967,240	191,917	1,058,678	(7,974,036)	—
Net gain (loss) on investments and futures contracts	1,505,086	698,612	15,724,404	(10,565,218)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,219,298	$5,576,104	$48,088,520	$(6,341,187)	$100,143

(a) Net of $3,130 foreign taxes withheld

286	See notes to financial statements	287

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2017

	INTERNATIONAL		LIMITED
	OPPORTUNITIES	INVESTMENT	DURATION HIGH	STRATEGIC
	BOND	GRADE	QUALITY BOND	INCOME
Investment Income
Interest	$4,709,331 (b)	$22,420,344	$2,417,248	$40,913
Dividends from affiliate (Note 2)	—	—	—	5,948,509
Total income	4,709,331	22,420,344	2,417,248	5,989,422
Expenses (Notes 1 and 3):
Advisory fees	938,397	3,946,566	843,077	78,609
Distribution plan expenses – Class A	179,334	1,391,757	173,760	469,651
Distribution plan expenses – Class B	N/A	25,319	N/A	N/A
Shareholder servicing costs – Class A	115,000	684,343	80,000	200,458
Shareholder servicing costs – Class B	N/A	7,603	N/A	N/A
Shareholder servicing costs – Advisor Class	109,920	122,108	106,851	278
Shareholder servicing costs – Institutional Class	2,147	9,398	7,994	N/A
Professional fees.	45,300	79,001	37,600	60,500
Custodian fees	50,612	20,444	10,318	12,405
Registration fees	66,000	82,000	55,000	43,500
Reports to shareholders	14,065	27,955	13,621	10,250
Trustees’ fees	7,086	34,057	7,112	8,865
Other expenses	30,791	53,002	30,187	12,730
Total expenses	1,558,652	6,483,553	1,365,520	897,246
Less: Expenses waived and/or assumed (Note 3)	—	(640,864)	(274,706)	—
Expenses paid indirectly (Note 1G)	(1,023)	(8,677)	(3,072)	(3,600)
Net expenses	1,557,629	5,834,012	1,087,742	893,646
Net investment income.	3,151,702	16,586,332	1,329,506	5,095,776
Realized and Unrealized Gain (Loss) on Investments, Affiliate,
Futures Contracts and Foreign Currency Transactions (Notes 2 and 5):
Net realized gain (loss) on:
Investments	(421,126)	2,274,276	(152,663)	(778)
Capital gain distribution from affiliate	—	—	—	77,283
Affiliate	—	—	—	(22,875)
Futures contracts.	—	—	—	(220,013)
Foreign currency transactions	2,397,565	—	—	—
Net realized gain (loss) on investments, affiliate, futures contracts and
foreign currency transactions	1,976,439	2,274,276	(152,663)	(166,383)
Net unrealized appreciation (depreciation) on:
Investments	1,561,049	(11,799,740)	(639,208)	(376)
Affiliate	—	—	—	958,425
Foreign currency transactions	(283,551)	—	—	—

Net unrealized appreciation (depreciation) on investments, affiliate
and foreign currency transactions	1,277,498	(11,799,740)	(639,208)	958,049
Net gain (loss) on investments, affiliate, futures contracts and
foreign currency transactions	3,253,937	(9,525,464)	(791,871)	791,666

Net Increase in Net Assets Resulting from Operations	$6,405,639	$7,060,868	$537,635	$5,887,442

(b) Net of $38,662 foreign taxes withheld.

288	See notes to financial statements	289

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2017

							HEDGED U.S.
	COVERED CALL	EQUITY			GROWTH &		EQUITY
	STRATEGY	INCOME		GLOBAL	INCOME		OPPORTUNITIES	INTERNATIONAL
Investment Income
Dividends	$4,931,295	$17,045,630	(a)	$9,396,181 (b)	$40,835,935	(c)	$968,778 (d)	$5,391,316 (e)
Interest	—	160,832		64,897	111,257		—	46,047

Total income	4,931,295	17,206,462		9,461,078	40,947,192		968,778	5,437,363
Expenses (Notes 1 and 3):
Advisory fees	1,588,611	4,494,959		5,172,953	12,187,801		727,634	3,022,991
Distribution plan expenses – Class A	304,904	1,639,984		1,065,850	4,858,924		83,938	635,691
Distribution plan expenses – Class B	N/A	31,784		27,352	153,005		N/A	14,138
Shareholder servicing costs – Class A	198,834	729,630		619,843	2,272,895		52,255	467,871
Shareholder servicing costs – Class B	N/A	8,418		7,356	33,520		N/A	4,823
Shareholder servicing costs – Advisor Class	105,723	41,185		122,180	98,138		32,368	112,003
Shareholder servicing costs – Institutional Class	1,816	1,164		1,066	3,297		99	839
Professional fees.	77,888	60,925		53,850	154,299		103,230	37,800
Custodian fees	16,016	26,250		166,840	55,022		90,515	66,697
Registration fees	101,581	80,999		81,000	103,000		99,795	78,001
Reports to shareholders	11,213	28,087		28,301	89,306		5,324	24,426
Trustees’ fees	10,364	34,968		30,669	101,932		3,232	17,428
Other expenses	22,287	50,738		19,842	116,062		22,984	41,390
Total expenses	2,439,237	7,229,091		7,397,102	20,227,201		1,221,374	4,524,098
Less: Expenses waived and/or assumed (Note 3)	(137,942)	—		(272,261)	—		(214,831)	—
Expenses paid indirectly (Note 1G)	(3,458)	(12,763)		(4,283)	(20,834)		(1,644)	(1,852)

Net expenses	2,297,837	7,216,328		7,120,558	20,206,367		1,004,899	4,522,246

Net investment income (loss)	2,633,458	9,990,134		2,340,520	20,740,825		(36,121)	915,117
Realized and Unrealized Gain (Loss) on Investments, Options and
Future Contracts and Foreign Currency Transactions (Notes 2 and 5):
Net realized gain (loss) on:
Investments	3,054,002	18,426,959		57,711,808	79,625,849		739,420	18,913,605
Options contracts	(3,691,558)	209,895		—	—		(356,306)	—
Futures contracts.	—	—		—	—		(1,988,811)	—
Foreign currency transactions	—	—		(379,070)	—		(15,699)	(260,434)
Net realized gain (loss) on investments, options and futures contracts, and
foreign currency transactions	(637,556)	18,636,854		57,332,738	79,625,849		(1,621,396)	18,653,171
Net unrealized appreciation (depreciation) of:
Investments	17,733,818	54,881,290		32,270,314	135,711,245		7,836,362	26,377,950
Options contracts	(2,202,281)	12,463		—	—		(506,133)	—
Futures contracts	—	—		—	—		3,486	—
Foreign currency transactions	—	—		16,466	—		117	21,349
Net unrealized appreciation on investments, options and futures contracts, and
foreign currency transactions	15,531,537	54,893,753		32,286,780	135,711,245		7,333,832	26,399,299
Net gain on investments, options and futures contracts
and foreign currency transactions	14,893,981	73,530,607		89,619,518	215,337,094		5,712,436	45,052,470

Net Increase in Net Assets Resulting from Operations.	$17,527,439	$83,520,741		$91,960,038	$236,077,919		$5,676,315	$45,967,587

(a) Net of $79,918 foreign taxes withheld
(b) Net of $662,412 foreign taxes withheld
(c) Net of $162,884 foreign taxes withheld
(d) Net of $7,469 foreign taxes withheld
(e) Net of $511,790 foreign taxes withheld

290	See notes to financial statements	291

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2017

				REAL	SELECT	SPECIAL	TOTAL
	LONG SHORT	OPPORTUNITY		ESTATE	GROWTH	SITUATIONS	RETURN
Investment Income
Dividends	$322,971 (f)	$14,890,352	(g)	$3,186,313	$5,976,602	$7,753,451	$12,307,489	(h)
Interest	9,182	230,088		—	40,340	71,520	9,377,760

Total income	332,153	15,120,440		3,186,313	6,016,942	7,824,971	21,685,249

Expenses (Notes 1 and 3):
Advisory fees	333,851	7,220,258		759,867	3,544,751	4,786,219	6,237,752
Distribution plan expenses – Class A	11,824	2,793,538		108,959	1,197,528	1,526,764	2,569,300
Distribution plan expenses – Class B	N/A	78,909		N/A	31,433	31,317	72,551
Shareholder servicing costs – Class A	8,138	1,479,486		88,281	642,146	848,717	1,282,149
Shareholder servicing costs – Class B	N/A	17,089		N/A	7,009	8,195	14,320
Shareholder servicing costs – Advisor Class	14,881	104,291		108,462	39,648	110,374	706
Shareholder servicing costs – Institutional Class	32	1,630		168	1,328	2,397	10,098
Professional fees.	100,100	93,870		33,200	49,030	54,777	87,584
Custodian fees	14,375	37,941		11,273	18,916	36,834	42,011
Registration fees	69,844	111,000		85,000	88,999	85,000	88,769
Reports to shareholders	9,651	52,215		12,787	26,042	34,940	42,723
Trustees’ fees	1,268	57,813		5,606	26,805	33,842	51,011
Dividend expense	290,180	—		—	—	—	—
Other expenses	6,853	90,247		14,304	38,867	48,628	83,527
Total expenses	860,997	12,138,287		1,227,907	5,712,502	7,608,004	10,582,501
Less: Expenses (waived and/or assumed) repaid to adviser (Note 3)	(159,364)	—		28,712	—	—	—
Expenses paid indirectly (Note 1G)	(5)	(16,149)		(2,546)	(6,996)	(12,188)	(16,373)

Net expenses	701,628	12,122,138		1,254,073	5,705,506	7,595,816	10,566,128

Net investment income (loss)	(369,475)	2,998,302		1,932,240	311,436	229,155	11,119,121

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investments	(1,552,452)	58,838,680		877,331	53,073,004	17,392,867	20,432,642

Net unrealized appreciation (depreciation) of investments	2,534,539	99,884,040		(8,194,394)	52,198,026	92,338,759	38,301,406

Net gain (loss) on investments	982,087	158,722,720		(7,317,063)	105,271,030	109,731,626	58,734,048

Net Increase (Decrease) in Net Assets Resulting from Operations	$612,612	$161,721,022		$(5,384,823)	$105,582,466	$109,960,781	$69,853,169

(f) Net of $4,228 foreign taxes paid
(g) Net of $71,417 foreign taxes withheld
(h) Net of $45,107 foreign taxes withheld

292	See notes to financial statements	293

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

					FUND
	BALANCED INCOME		FLOATING RATE		FOR INCOME		GOVERNMENT
Year Ended September 30	2017	2016 *	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$714,212	$269,808	$4,877,492	$3,778,705	$32,364,116	$32,248,704	$4,224,031	$4,891,623
Net realized gain (loss) on investments
and futures contracts	537,846	46,865	506,695	(1,259,700)	14,665,726	(26,419,006)	(2,591,182)	1,505,888
Net unrealized appreciation (depreciation) of investments and
futures contracts	967,240	1,061,731	191,917	2,509,338	1,058,678	52,455,579	(7,974,036)	1,038,417
Net increase (decrease) in net assets resulting
from operations	2,219,298	1,378,404	5,576,104	5,028,343	48,088,520	58,285,277	(6,341,187)	7,435,928
Distributions to Shareholders
Net investment income – Class A	(867,757)	(252,943)	(2,083,709)	(1,721,284)	(28,276,744)	(28,095,986)	(4,643,274)	(5,098,278)
Net investment income – Class B	N/A	N/A	N/A	N/A	(104,124)	(122,232)	(15,507)	(25,367)
Net investment income – Advisor Class	(1,558)	(1,621)	(2,514,716)	(1,732,407)	(3,365,654)	(2,868,632)	(1,155,252)	(1,234,888)
Net investment income – Institutional Class	(4,535)	(2,135)	(695,405)	(397,164)	(3,563,174)	(2,837,180)	(110,625)	(345,265)
Net realized gains – Class A	(33,013)	—	—	—	—	—	—	—
Net realized gains – Class B	N/A	N/A	N/A	N/A	—	—	—	—
Net realized gains – Advisor Class	(95)	—	—	—	—	—	—	—
Net realized gains – Institutional Class	(197)	—	—	—	—	—	—	—

Total distributions	(907,155)	(256,699)	(5,293,830)	(3,850,855)	(35,309,696)	(33,924,030)	(5,924,658)	(6,703,798)

Share Transactions
Class A:
Proceeds from shares sold	23,655,494	29,666,925	19,572,438	13,988,494	48,739,034	44,844,582	30,162,048	37,665,852
Reinvestment of distributions	877,264	249,169	1,995,483	1,656,758	24,445,941	24,326,941	4,414,386	4,827,126
Cost of shares redeemed	(8,907,180)	(1,345,357)	(16,136,415)	(12,013,129)	(81,958,579)	(85,357,155)	(50,584,990)	(50,293,578)
	15,625,578	28,570,737	5,431,506	3,632,123	(8,773,604)	(16,185,632)	(16,008,556)	(7,800,600)

Class B:
Proceeds from shares sold	N/A	N/A	N/A	N/A	107,501	153,274	180,893	229,389
Reinvestment of distributions	N/A	N/A	N/A	N/A	83,643	98,032	15,070	24,407
Cost of shares redeemed	N/A	N/A	N/A	N/A	(799,349)	(808,011)	(1,137,367)	(712,548)
	N/A	N/A	N/A	N/A	(608,205)	(556,705)	(941,404)	(458,752)

Advisor Class:
Proceeds from shares sold	—	100,010	44,356,222	19,186,634	21,499,769	28,446,083	18,019,685	22,608,318
Reinvestment of distributions	1,653	1,622	2,506,209	1,726,808	3,331,094	2,860,325	1,145,374	1,230,638
Cost of shares redeemed	(99,978)	—	(9,907,811)	(9,702,326)	(20,618,681)	(7,394,038)	(48,045,052)	(9,845,019)
	(98,325)	101,632	36,954,620	11,211,116	4,212,182	23,912,370	(28,879,993)	13,993,937

Institutional Class:
Proceeds from shares sold	157,282	146,631	13,827,603	4,679,951	37,313,292	19,288,098	15,534,065	4,623,534
Reinvestment of distributions	4,689	2,135	24,082	7,919	170,801	154,245	12,625	13,151
Cost of shares redeemed	(182,559)	(1,398)	(4,060,363)	(3,845,745)	(22,408,501)	(10,511,393)	(22,925,163)	(10,762,966)
	(20,588)	147,368	9,791,322	842,125	15,075,592	8,930,950	(7,378,473)	(6,126,281)
Net increase (decrease) from share transactions	15,506,665	28,819,737	52,177,448	15,685,364	9,905,965	16,100,983	(53,208,426)	(391,696)

Net increase (decrease) in net assets	16,818,808	29,941,442	52,459,722	16,862,852	22,684,789	40,462,230	(65,474,271)	340,434

Net Assets
Beginning of year	29,941,442	—	134,543,892	117,681,040	704,489,085	664,026,855	332,927,257	332,586,823
End of year†	$46,760,250	$29,941,442	$187,003,614	$134,543,892	$727,173,874	$704,489,085	$267,452,986	$332,927,257
†Includes undistributed net investment income (deficit) of	$(26,875)	$23,213	$(163,792)	$25,946	$(2,583,260)	$(2,746,245)	$8,390	$2,611

*From October 1, 2015 (commencement of operations) to September 30, 2016.

294	See notes to financial statements	295

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

					FUND
	BALANCED INCOME		FLOATING RATE		FOR INCOME		GOVERNMENT
Year Ended September 30	2017	2016 *	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed
Class A:
Sold	2,211,121	2,877,326	2,022,863	1,468,052	19,557,429	18,679,753	2,866,271	3,482,260
Issued for distributions reinvested	81,486	23,750	206,256	173,895	9,789,318	10,132,558	420,873	446,507
Redeemed	(827,142)	(128,384)	(1,668,028)	(1,258,018)	(32,899,756)	(35,594,874)	(4,807,201)	(4,653,033)

Net increase (decrease) in Class A shares outstanding	1,465,465	2,772,692	561,091	383,929	(3,553,009)	(6,782,563)	(1,520,057)	(724,266)

Class B:
Sold	N/A	N/A	N/A	N/A	43,176	64,132	16,975	21,319
Issued for dividends reinvested	N/A	N/A	N/A	N/A	33,479	40,884	1,439	2,263
Redeemed	N/A	N/A	N/A	N/A	(324,958)	(339,786)	(108,761)	(65,981)

Net decrease in Class B shares outstanding	N/A	N/A	N/A	N/A	(248,303)	(234,770)	(90,347)	(42,399)

Advisor Class:
Sold	—	10,001	4,584,134	2,011,796	8,615,120	11,961,264	1,712,468	2,086,604
Issued for distributions reinvested	154	156	259,046	181,286	1,334,256	1,188,864	108,989	113,619
Redeemed	(9,300)	—	(1,024,184)	(1,017,251)	(8,402,016)	(3,075,131)	(4,598,626)	(908,097)

Net increase (decrease) in Advisor Class
shares outstanding	(9,146)	10,157	3,818,996	1,175,831	1,547,360	10,074,997	(2,777,169)	1,292,126

Institutional Class:
Sold	14,709	14,537	1,430,225	496,651	14,940,723	7,917,239	1,475,253	427,044
Issued for distributions reinvested	436	204	2,492	832	68,143	63,982	1,195	1,211
Redeemed	(16,981)	(131)	(420,736)	(401,689)	(9,005,052)	(4,457,424)	(2,154,908)	(988,228)

Net increase (decrease) in Institutional Class
shares outstanding	(1,836)	14,610	1,011,981	95,794	6,003,814	3,523,797	(678,460)	(559,973)

*From October 1, 2015 (commencement of operations) to September 30, 2016.

296	See notes to financial statements	297

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	GOVERNMENT		INTERNATIONAL				LIMITED DURATION
	CASH MANAGEMENT		OPPORTUNITIES BOND		INVESTMENT GRADE		HIGH QUALITY BOND
Year Ended September 30	2017	2016	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$100,143	$—	$3,151,702	$3,193,580	$16,586,332	$15,869,016	$1,329,506	$(38,935)
Net realized gain (loss) on investments and foreign
currency transactions	—	—	1,976,439	(1,947,020)	2,274,276	1,076,502	(152,663)	1,040,722
Net unrealized appreciation (depreciation) of investments and
foreign currency transactions.	—	—	1,277,498	9,375,479	(11,799,740)	19,080,145	(639,208)	554,240
Net increase in net assets resulting from operations
	100,143	—	6,405,639	10,622,039	7,060,868	36,025,663	537,635	1,556,027
Dividends to Shareholders
Net investment income – Class A	(98,406)	—	(949,007)	(989,781)	(15,914,378)	(17,167,268)	(1,275,364)	(832,049)
Net investment income – Class B	—	—	N/A	N/A	(60,406)	(89,798)	N/A	N/A
Net investment income – Advisor Class	N/A	N/A	(1,108,952)	(838,724)	(3,815,384)	(2,761,769)	(1,124,965)	(1,167,608)
Net investment income – Institutional Class	(1,737)	—	(170,411)	(195,704)	(1,164,966)	(855,941)	(668,870)	(476,781)
Total dividends	(100,143)	—	(2,228,370)	(2,024,209)	(20,955,134)	(20,874,776)	(3,069,199)	(2,476,438)
Share Transactions
Class A:
Proceeds from shares sold	237,067,138	220,000,674	6,893,066	6,401,813	61,465,866	72,485,945	28,509,300	29,155,089
Reinvestment of dividends	94,891	—	912,178	949,631	14,913,130	16,052,698	1,246,526	809,386
Cost of shares redeemed	(232,120,074)	(207,529,163)	(15,017,955)	(15,650,271)	(78,881,456)	(82,482,076)	(14,203,767)	(8,134,265)
	5,041,955	12,471,511	(7,212,711)	(8,298,827)	(2,502,460)	6,056,567	15,552,059	21,830,210
Class B:
Proceeds from shares sold	234,482	508,240	N/A	N/A	401,194	415,040	N/A	N/A
Reinvestment of dividends	—	—	N/A	N/A	58,469	86,756	N/A	N/A
Cost of shares redeemed	(321,734)	(547,558)	N/A	N/A	(1,116,565)	(1,299,936)	N/A	N/A
	(87,252)	(39,318)	N/A	N/A	(656,902)	(798,140)	N/A	N/A
Advisor Class:
Proceeds from shares sold	N/A	N/A	23,297,688	20,843,533	62,781,202	31,066,280	13,309,489	17,582,400
Reinvestment of dividends	N/A	N/A	1,107,823	836,307	3,804,200	2,752,476	1,109,557	1,160,847
Cost of shares redeemed	N/A	N/A	(9,400,690)	(25,621,311)	(12,364,180)	(15,965,377)	(32,421,165)	(8,132,877)
	N/A	N/A	15,004,821	(3,941,471)	54,221,222	17,853,379	(18,002,119)	10,610,370
Institutional Class:
Proceeds from shares sold	981,622	1,575,243	4,726,374	773,078	2,672,181	19,457,559	19,542,286	18,700,486
Reinvestment of dividends	1,737	—	12,245	8,650	67,704	69,861	5,615	3,113
Cost of shares redeemed	(1,432,697)	(997,942)	(4,589,624)	(12,047,796)	(7,256,733)	(3,784,887)	(305,440)	(3,041,711)
	(449,338)	577,301	148,995	(11,266,068)	(4,516,848)	15,742,533	19,242,461	15,661,888
Net increase (decrease) from share transactions	4,505,365	13,009,494	7,941,105	(23,506,366)	46,545,012	38,854,339	16,792,401	48,102,468
Net increase (decrease) in net assets	4,505,365	13,009,494	12,118,374	(14,908,536)	32,650,746	54,005,226	14,260,837	47,182,057
Net Assets
Beginning of year	125,129,323	112,119,829	124,494,090	139,402,626	594,971,073	540,965,847	121,283,336	74,101,279
End of year†	$129,634,688	$125,129,323	$136,612,464	$124,494,090	$627,621,819	$594,971,073	$135,544,173	$121,283,336

†Includes undistributed net investment income (deficit) of	$—	$—	$2,584,441	$(1,227,648)	$(12,385,857)	$(13,492,471)	$(2,192,436)	$(1,760,669)

298	See notes to financial statements	299

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	GOVERNMENT		INTERNATIONAL				LIMITED DURATION
	CASH MANAGEMENT		OPPORTUNITIES BOND		INVESTMENT GRADE		HIGH QUALITY BOND
Year Ended September 30	2017	2016	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed
Class A:
Sold	237,067,138	220,000,674	755,813	722,896	6,384,045	7,462,492	2,993,642	3,007,505
Issued for dividends reinvested	94,891	—	96,323	110,382	1,548,716	1,653,812	131,129	83,518
Redeemed	(232,120,074)	(207,529,163)	(1,658,321)	(1,771,836)	(8,193,164)	(8,501,494)	(1,493,876)	(838,923)

Net increase (decrease) in Class A shares outstanding	5,041,955	12,471,511	(806,185)	(938,558)	(260,403)	614,810	1,630,895	2,252,100

Class B:
Sold	234,482	508,240	N/A	N/A	41,679	43,568	N/A	N/A
Issued for dividends reinvested	—	—	N/A	N/A	6,110	9,020	N/A	N/A
Redeemed	(321,734)	(547,558)	N/A	N/A	(116,646)	(135,398)	N/A	N/A

Net decrease in Class B shares outstanding	(87,252)	(39,318)	N/A	N/A	(68,857)	(82,810)	N/A	N/A

Advisor Class:
Sold	N/A	N/A	2,556,618	2,351,297	6,505,014	3,183,454	1,394,264	1,807,222
Issued for dividends reinvested	N/A	N/A	116,124	96,941	392,866	282,150	116,326	119,401
Redeemed	N/A	N/A	(1,024,846)	(2,853,135)	(1,278,296)	(1,633,088)	(3,404,372)	(835,583)

Net increase (decrease) in Advisor Class
shares outstanding	N/A	N/A	1,647,896	(404,897)	5,619,584	1,832,516	(1,893,782)	1,091,040

Institutional Class:
Sold	981,622	1,575,243	524,480	87,003	277,663	1,984,468	2,049,150	1,922,294
Issued for dividends reinvested	1,737	—	1,279	1,000	7,013	7,178	588	320
Redeemed	(1,432,697)	(997,942)	(513,536)	(1,397,456)	(750,208)	(383,038)	(31,987)	(312,617)

Net increase (decrease) in Institutional Class
shares outstanding	(449,338)	577,301	12,223	(1,309,453)	(465,532)	1,608,608	2,017,751	1,609,997

300	See notes to financial statements	301

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	STRATEGIC INCOME
Year Ended September 30	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$5,095,776	$4,461,910
Net realized loss on investments, affiliate and
futures contracts (Note 2)	(243,666)	(2,090,537)
Capital gain distributions from affiliate (Note 2)	77,283	245,434
Net unrealized appreciation of investments and affiliate
(Note 2)	958,049	5,220,510
Net increase in net assets resulting from operations	5,887,442	7,837,317
Distributions to Shareholders
Net investment income – Class A	(4,937,441)	(4,718,986)
Net investment income – Class B	N/A	N/A
Net investment income – Advisor Class	(24,178)	(13,306)
Net investment income – Institutional Class	N/A	N/A
Net realized gains – Class A	—	(253,425)
Net realized gains – Class B	N/A	N/A
Net realized gains – Advisor Class	—	(571)
Net realized gains – Institutional Class	N/A	N/A
Total distributions	(4,961,619)	(4,986,288)
Share Transactions
Class A:
Proceeds from shares sold	34,639,076	32,016,312
Reinvestment of distributions	4,732,036	4,778,695
Cost of shares redeemed	(26,691,084)	(22,181,166)
	12,680,028	14,613,841
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	673,565	165,581
Reinvestment of distributions	18,696	13,877
Cost of shares redeemed	(151,144)	(78,602)
	541,117	100,856
Institutional Class:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Net increase from share transactions	13,221,145	14,714,697
Net increase in net assets	14,146,968	17,565,726
Net Assets
Beginning of year	149,605,024	132,039,298
End of year†	$163,751,992	$149,605,024

†Includes undistributed net investment income of	$180,943	$46,786

	STRATEGIC INCOME
Year Ended September 30	2017	2016
Shares Issued and Redeemed
Class A:
Sold	3,665,904	3,429,263
Issued for distributions reinvested	499,484	513,348
Redeemed	(2,820,332)	(2,380,044)

Net increase in Class A shares outstanding	1,345,056	1,562,567

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A

Net increase in Class B shares outstanding	N/A	N/A

Advisor Class:
Sold	71,470	17,852
Issued for distributions reinvested	1,974	1,492
Redeemed	(16,057)	(8,463)

Net increase in Advisor Class shares outstanding	57,387	10,881

Institutional Class:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A

Net increase in Institutional Class shares outstanding	N/A	N/A

302	See notes to financial statements	303

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	COVERED CALL
	STRATEGY		EQUITY INCOME		GLOBAL		GROWTH & INCOME
Year Ended September 30	2017	2016 *	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$2,633,458	$391,730	$9,990,134	$10,005,109	$2,340,520	$1,025,873	$20,740,825	$22,490,759
Net realized gain (loss) on investments, options contracts
and foreign currency transactions	(637,556)	(265,660)	18,636,854	10,909,617	57,332,738	(22,092,772)	79,625,849	56,987,271
Net unrealized appreciation of investments, options contracts
and foreign currency transactions	15,531,537	1,954,066	54,893,753	54,327,047	32,286,780	50,367,989	135,711,245	110,786,808
Net increase in net assets resulting
from operations	17,527,439	2,080,136	83,520,741	75,241,773	91,960,038	29,301,090	236,077,919	190,264,838

Distributions to Shareholders
Net investment income – Class A	(1,362,794)	(122,166)	(11,273,714)	(8,682,440)	(511,315)	(128,304)	(26,399,032)	(17,472,549)
Net investment income – Class B	N/A	N/A	(36,046)	(33,687)	(608)	—	(106,278)	(74,135)
Net investment income – Advisor Class	(1,157,434)	(229,075)	(1,323,504)	(969,565)	(438,669)	(177,083)	(3,214,231)	(2,011,454)
Net investment income – Institutional Class	(97,118)	(26,358)	(92,288)	(109,638)	(8,341)	(4,497)	(211,869)	(141,364)
Net realized gains – Class A	(139,400)	—	(9,458,693)	(19,115,339)	—	(18,139,773)	(54,318,955)	(68,462,248)
Net realized gains – Class B	N/A	N/A	(60,661)	(145,747)	—	(220,201)	(594,347)	(899,318)
Net realized gains – Advisor Class	(90,537)	—	(1,034,281)	(1,660,873)	—	(6,790,693)	(4,880,138)	(6,915,132)
Net realized gains – Institutional Class	(7,569)	—	(114,200)	(325,937)	—	(159,100)	(354,035)	(430,015)
Total distributions	(2,854,852)	(377,599)	(23,393,387)	(31,043,226)	(958,933)	(25,619,651)	(90,078,885)	(96,406,215)

Share Transactions
Class A:
Proceeds from shares sold	120,901,915	48,782,331	59,467,706	61,467,757	30,039,159	35,052,068	134,434,194	151,969,755
Reinvestment of distributions	1,481,088	120,752	20,445,699	27,486,375	503,982	18,063,683	80,062,251	85,343,880
Cost of shares redeemed	(12,548,151)	(982,520)	(97,241,265)	(84,852,696)	(49,742,939)	(45,984,668)	(259,016,736)	(231,283,130)
Class B:
Proceeds from shares sold	N/A	N/A	388,601	242,709	264,229	239,411	1,251,634	1,453,400
Reinvestment of distributions	N/A	N/A	96,533	179,411	608	220,201	698,021	971,884
Cost of shares redeemed	N/A	N/A	(1,230,597)	(1,092,424)	(990,232)	(864,944)	(5,872,934)	(5,559,988)
	N/A	N/A	(745,463)	(670,304)	(725,395)	(405,332)	(3,923,279)	(3,134,704)
Advisor Class:
Proceeds from shares sold	76,007,680	48,595,028	26,199,816	20,703,026	56,793,376	58,533,768	59,881,381	60,847,247
Reinvestment of distributions	1,187,791	228,031	2,338,792	2,609,004	436,620	6,964,959	8,040,009	8,881,725
Cost of shares redeemed	(12,464,429)	(10,671,187)	(17,859,121)	(10,774,411)	(66,051,439)	(13,225,742)	(45,818,902)	(85,290,088)
	64,731,042	38,151,872	10,679,487	12,537,619	(8,821,443)	52,272,985	22,102,488	(15,561,116)
Institutional Class:
Proceeds from shares sold	2,958,902	4,081,405	4,873,757	3,761,509	483,915	328,204	954,437	942,301
Reinvestment of distributions	26,464	2,023	109,108	273,351	8,341	163,598	565,904	571,379
Cost of shares redeemed	(291,292)	(1,048)	(5,789,919)	(11,837,447)	(558,623)	(201,119)	(2,140,286)	(882,614)
	2,694,074	4,082,380	(807,054)	(7,802,587)	(66,367)	290,683	(619,945)	631,066
Net increase (decrease) from share transactions	177,259,968	90,154,815	(8,200,890)	8,166,164	(28,813,003)	59,289,419	(26,961,027)	(12,034,249)
Net increase in net assets	191,932,555	91,857,352	51,926,464	52,364,711	62,188,102	62,970,858	119,038,007	81,824,374

Net Assets
Beginning of year	91,857,352	—	589,808,329	537,443,618	515,268,989	452,298,131	1,748,552,554	1,666,728,180
End of year†	$283,789,907	$91,857,352	$641,734,793	$589,808,329	$577,457,091	$515,268,989	$1,867,590,561	$1,748,552,554
†Includes undistributed net investment income of	$31,723	$14,131	$—	$2,657,078	$1,961,440	$958,923	$4,376,571	$13,567,156

*From April 1, 2016 (commencement of operations) to September 30, 2016.

304	See notes to financial statements	305

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	COVERED CALL
	STRATEGY		EQUITY INCOME		GLOBAL		GROWTH & INCOME
Year Ended September 30	2017	2016 *	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed
Class A:
Sold	11,272,774	4,767,539	5,839,599	6,555,770	3,825,654	4,915,279	6,090,140	7,381,569
Issued for distributions reinvested	135,329	11,707	2,010,968	2,962,868	68,944	2,460,992	3,713,906	4,133,027
Redeemed	(1,151,656)	(95,242)	(9,559,888)	(9,037,443)	(6,357,116)	(6,463,775)	(11,744,645)	(11,210,394)

Net increase (decrease) in Class A shares outstanding	10,256,447	4,684,004	(1,709,321)	481,195	(2,462,518)	912,496	(1,940,599)	304,202

Class B:
Sold	N/A	N/A	39,050	26,441	42,603	41,598	61,214	76,305
Issued for distributions reinvested	N/A	N/A	9,780	19,752	104	37,322	35,415	50,645
Redeemed	N/A	N/A	(123,729)	(120,318)	(159,084)	(150,696)	(288,223)	(291,680)

Net decrease in Class B shares outstanding	N/A	N/A	(74,899)	(74,125)	(116,377)	(71,776)	(191,594)	(164,730)

Advisor Class
Sold	7,060,934	4,818,883	2,551,165	2,188,222	7,098,039	8,092,269	2,680,319	2,931,409
Issued for distributions reinvested	109,184	22,348	229,751	280,602	58,764	936,150	367,930	427,659
Redeemed	(1,152,999)	(1,056,567)	(1,735,500)	(1,138,072)	(8,060,119)	(1,838,151)	(2,050,426)	(4,145,892)

Net increase (decrease) in Advisor Class shares outstanding	6,017,119	3,784,664	1,045,416	1,330,752	(903,316)	7,190,268	997,823	(786,824)

Institutional Class:
Sold	274,157	407,074	506,702	391,950	59,751	46,001	43,161	46,308
Issued for distributions reinvested	2,423	196	10,632	29,340	1,117	21,901	26,082	27,620
Redeemed	(27,013)	(100)	(563,132)	(1,251,685)	(70,450)	(27,423)	(96,837)	(42,961)

Net increase (decrease) in Institutional Class
shares outstanding	249,567	407,170	(45,798)	(830,395)	(9,582)	40,479	(27,594)	30,967

*From April 1, 2016 (commencement of operations) to September 30, 2016.

306	See notes to financial statements	307

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY
	OPPORTUNITIES		INTERNATIONAL		LONG SHORT	OPPORTUNITY
Year Ended September 30	2017	2016 *	2017	2016	2017 **	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(36,121)	$6,571	$915,117	$1,529,442	$(369,475)	$2,998,302	$5,121,358
Net realized gain (loss) on investments, options and futures
contracts, and foreign currency transactions	(1,621,396)	(7,443)	18,653,171	(2,746,531)	(1,552,452)	58,838,680	34,586,627
Net unrealized appreciation (depreciation) of investments,
options and futures contracts, and foreign
currency transactions	7,333,832	(29,209)	26,399,299	24,791,949	2,534,539	99,884,040	26,978,713
Net increase (decrease) in net assets resulting
from operations	5,676,315	(30,081)	45,967,587	23,574,860	612,612	161,721,022	66,686,698

Distributions to Shareholders
Net investment income – Class A	—	—	(1,018,350)	(811,325)	—	(5,116,339)	(932,093)
Net investment income – Class B	N/A	N/A	(5,219)	(4,061)	—	(47,551)	—
Net investment income – Advisor Class	(6,858)	—	(498,093)	(315,211)	—	(497,612)	(93,491)
Net investment income – Institutional Class	(21)	—	(15,915)	(12,370)	—	(34,340)	(9,572)
Net realized gains – Class A	—	—	—	—	—	(31,438,505)	(69,557,929)
Net realized gains – Class B	N/A	N/A	—	—	—	(364,203)	(945,973)
Net realized gains – Advisor Class	—	—	—	—	—	(2,762,934)	(4,434,485)
Net realized gains – Institutional Class	—	—	—	—	—	(178,958)	(363,565)
Total distributions	(6,879)	—	(1,537,577)	(1,142,967)	—	(40,440,442)	(76,337,108)

Share Transactions
Class A:
Proceeds from shares sold	35,240,953	9,273,891	33,297,820	28,098,007	10,941,882	117,186,485	124,866,504
Reinvestment of distributions	—	—	1,009,767	804,813	—	36,264,899	69,999,981
Cost of shares redeemed	(3,201,304)	(10,686)	(34,179,761)	(31,080,873)	(400,013)	(141,149,197)	(124,056,665)
	32,039,649	9,263,205	127,826	(2,178,053)	10,541,869	12,302,187	70,809,820

Class B:
Proceeds from shares sold	N/A	N/A	226,279	132,109	N/A	723,577	788,145
Reinvestment of distributions	N/A	N/A	5,219	4,038	N/A	407,984	940,954
Cost of shares redeemed	N/A	N/A	(541,783)	(760,543)	N/A	(2,946,112)	(2,435,194)
	N/A	N/A	(310,285)	(624,396)	N/A	(1,814,551)	(706,095)

Advisor Class:
Proceeds from shares sold	15,554,353	24,590,674	35,045,544	27,538,775	40,714,739	27,637,225	33,137,811
Reinvestment of distributions	6,857	—	494,244	314,171	—	3,240,840	4,476,994
Cost of shares redeemed	(9,051,079)	(20,518)	(20,173,738)	(9,640,858)	(1,132,783)	(32,403,469)	(12,691,626)
	6,510,131	24,570,156	15,366,050	18,212,088	39,581,956	(1,525,404)	24,923,179
Institutional Class:
Proceeds from shares sold	387,153	100,010	677,943	368,590	166,014	917,940	1,029,771
Reinvestment of distributions	22	—	15,915	12,370	—	213,296	373,137
Cost of shares redeemed	(39,925)	—	(496,317)	(245,254)	—	(1,078,669)	(645,729)
	347,250	100,010	197,541	135,706	166,014	52,567	757,179
Net increase from share transactions	38,897,030	33,933,371	15,381,132	15,545,345	50,289,839	9,014,799	95,784,083
Net increase in net assets	44,566,466	33,903,290	59,811,142	37,977,238	50,902,451	130,295,379	86,133,673

Net Assets
Beginning of year	33,903,290	—	295,031,778	257,054,540	—	967,330,724	881,197,051
End of year†	$78,469,756	$33,903,290	$354,842,920	$295,031,778	$50,902,451	$1,097,626,103	$967,330,724

†Includes undistributed net investment income (deficit) of	$(51,731)	$6,862	$522,354	$1,405,248	$—	$2,423,730	$5,121,270
*From August 1, 2016 (commencement of operations) to September 30, 2016.
**From December 1, 2016 (commencement of operations) to September 30, 2017.

308	See notes to financial statements	309

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY
	OPPORTUNITIES		INTERNATIONAL		LONG SHORT	OPPORTUNITY
Year Ended September 30	2017	2016 *	2017	2016	2017 **	2017	2016
Shares Issued and Redeemed
Class A:
Sold	3,477,221	936,023	2,349,634	2,127,784	1,063,585	3,018,607	3,446,512
Issued for distributions reinvested	—	—	81,828	60,467	—	972,249	1,920,966
Redeemed	(306,330)	(1,070)	(2,465,649)	(2,343,185)	(38,505)	(3,647,153)	(3,431,848)

Net increase (decrease) in Class A shares outstanding	3,170,891	934,953	(34,187)	(154,934)	1,025,080	343,703	1,935,630

Class B:
Sold	N/A	N/A	16,786	10,638	N/A	23,735	27,316
Issued for distributions reinvested	N/A	N/A	451	321	N/A	13,901	32,258
Redeemed	N/A	N/A	(41,880)	(61,282)	N/A	(96,871)	(83,444)

Net decrease in Class B shares outstanding	N/A	N/A	(24,643)	(50,323)	N/A	(59,235)	(23,870)

Advisor Class:
Sold	1,514,819	2,477,541	2,454,155	2,058,313	3,935,899	701,161	903,793
Issued for distributions reinvested	687	—	39,571	23,393	—	85,668	121,493
Redeemed	(866,689)	(2,075)	(1,377,242)	(720,035)	(108,648)	(809,965)	(346,735)

Net increase (decrease) in Advisor Class	648,817	2,475,466	1,116,484	1,361,671	3,827,251	(23,136)	678,551
shares outstanding
Institutional Class:
Sold	37,331	10,001	47,081	27,762	16,325	23,312	28,565
Issued for distributions reinvested	2	—	1,272	920	—	5,652	10,159
Redeemed	(3,742)	—	(37,030)	(18,468)	—	(27,264)	(17,889)

Net increase in Institutional Class
shares outstanding	33,591	10,001	11,323	10,214	16,325	1,700	20,835

*From August 1, 2016 (commencement of operations) to September 30, 2016.
**From December 1, 2016 (commencement of operations) to September 30, 2017.

310	See notes to financial statements	311

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	REAL ESTATE		SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended September 30	2017	2016	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,932,240	$1,847,064	$311,436	$1,158,454	$229,155	$3,521,096	$11,119,121	$10,963,683
Net realized gain on investments.	877,331	1,257,211	53,073,004	55,974,501	17,392,867	5,047,355	20,432,642	15,428,099
Net unrealized appreciation (depreciation) of investments	(8,194,394)	6,328,298	52,198,026	(29,597,382)	92,338,759	42,543,717	38,301,406	42,876,523
Net increase (decrease) in net assets resulting
from operations	(5,384,823)	9,432,573	105,582,466	27,535,573	109,960,781	51,112,168	69,853,169	69,268,305
Distributions to Shareholders
Net investment income – Class A	(476,967)	(374,698)	(980,941)	(632,707)	(2,826,286)	(320,349)	(14,323,503)	(12,018,647)
Net investment income – Class B	N/A	N/A	(4,818)	(352)	(19,506)	—	(63,441)	(57,057)
Net investment income – Advisor Class	(1,184,480)	(1,064,535)	(256,691)	(144,240)	(407,771)	(61,500)	(20,752)	(17,508)
Net investment income – Institutional Class	(9,862)	(22,157)	(14,719)	(10,456)	(49,172)	(10,970)	(628,895)	(532,976)
Net realized gains – Class A	(483,384)	(35,427)	(50,530,233)	(34,595,217)	(4,182,726)	(24,838,426)	(13,217,287)	(18,715,227)
Net realized gains – Class B	N/A	N/A	(489,800)	(437,191)	(36,300)	(251,921)	(120,124)	(193,359)
Net realized gains – Advisor Class	(846,808)	(111,064)	(9,424,580)	(4,961,052)	(543,887)	(2,451,492)	(16,705)	(24,883)
Net realized gains – Institutional Class	(6,438)	(2,496)	(515,355)	(349,535)	(63,359)	(334,021)	(511,002)	(709,203)
Total distributions	(3,007,939)	(1,610,377)	(62,217,137)	(41,130,750)	(8,129,007)	(28,268,679)	(28,901,709)	(32,268,860)

Share Transactions
Class A:
Proceeds from shares sold	20,509,861	18,454,657	47,219,387	53,942,655	59,202,042	57,114,576	92,125,136	119,860,031
Reinvestment of distributions	932,353	395,757	51,034,443	34,969,346	6,946,846	24,976,809	27,179,030	30,372,755
Cost of shares redeemed	(5,378,540)	(4,353,175)	(62,537,793)	(56,220,661)	(74,959,984)	(61,105,843)	(126,717,199)	(124,013,108)
	16,063,674	14,497,239	35,716,037	32,691,340	(8,811,096)	20,985,542	(7,413,033)	26,219,678
Class B:
Proceeds from shares sold	N/A	N/A	273,477	384,843	342,733	340,490	617,192	743,681
Reinvestment of distributions	N/A	N/A	483,108	428,944	55,728	251,791	181,959	249,778
Cost of shares redeemed	N/A	N/A	(1,142,221)	(1,280,290)	(1,111,237)	(961,049)	(1,954,537)	(1,817,144)
	N/A	N/A	(385,636)	(466,503)	(712,776)	(368,768)	(1,155,386)	(823,685)
Advisor Class:
Proceeds from shares sold	32,609,296	18,737,198	25,744,123	24,704,923	60,722,551	21,179,680	502,073	913,254
Reinvestment of distributions	2,023,957	1,170,197	9,596,890	5,025,297	948,283	2,498,447	32,818	37,391
Cost of shares redeemed	(6,988,569)	(11,348,437)	(27,553,052)	(8,735,085)	(14,035,967)	(6,267,393)	(802,922)	(743,012)
	27,644,684	8,558,958	7,787,961	20,995,135	47,634,867	17,410,734	(268,031)	207,633
Institutional Class
Proceeds from shares sold	347,100	511,240	895,148	632,475	1,184,681	802,716	447,742	1,087,423
Reinvestment of distributions	16,299	24,653	530,075	359,991	112,531	344,991	1,139,897	1,242,180
Cost of shares redeemed	(361,956)	(1,019,222)	(835,332)	(594,620)	(848,107)	(472,929)	(2,149,845)	(1,865,316)
	1,443	(483,329)	589,891	397,846	449,105	674,778	(562,206)	464,287
Net increase (decrease) from share transactions	43,709,801	22,572,868	43,708,253	53,617,818	38,560,100	38,702,286	(9,398,656)	26,067,913
Net increase in net assets	35,317,039	30,395,064	87,073,582	40,022,641	140,391,874	61,545,775	31,552,804	63,067,358
Net Assets
Beginning of year	83,591,547	53,196,483	447,175,901	407,153,260	542,093,635	480,547,860	887,238,047	824,170,689
End of year†	$118,908,586	$83,591,547	$534,249,483	$447,175,901	$682,485,509	$542,093,635	$918,790,851	$887,238,047
†Includes undistributed net investment income (deficit) of	$680,829	$418,336	$212,578	$1,158,311	$70,074	$3,143,654	$(5,718,473)	$(4,119,893)

312	See notes to financial statements	313

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	REAL ESTATE		SELECT GROWTH		SPECIAL SITUATIONS		TOTAL RETURN
Year Ended September 30	2017	2016	2017	2016	2017	2016	2017	2016
Shares Issued and Redeemed
Class A:
Sold	2,145,744	1,855,661	4,294,908	4,874,467	2,073,735	2,313,645	4,792,452	6,498,557
Reinvestment of distributions.	98,721	39,622	5,154,994	3,125,053	248,456	1,003,488	1,425,706	1,652,437
Redeemed	(564,924)	(426,479)	(5,689,031)	(5,093,990)	(2,636,533)	(2,472,288)	(6,585,924)	(6,721,953)

Net increase (decrease) in Class A shares outstanding	1,679,541	1,468,804	3,760,871	2,905,530	(314,342)	844,845	(367,766)	1,429,041

Class B:
Sold	N/A	N/A	29,073	38,378	15,897	18,036	32,703	41,142
Reinvestment of distributions.	N/A	N/A	57,376	43,725	2,619	13,148	9,767	13,816
Redeemed	N/A	N/A	(121,992)	(132,379)	(51,787)	(50,124)	(103,501)	(100,497)

Net increase (decrease) in Class B shares outstanding	N/A	N/A	(35,543)	(50,276)	(33,271)	(18,940)	(61,031)	(45,539)

Advisor Class:
Sold	3,422,585	1,916,747	2,306,144	2,202,432	2,064,158	854,224	25,816	47,824
Reinvestment of distributions.	213,906	117,391	957,774	445,505	33,687	99,938	1,714	2,025
Redeemed	(728,074)	(1,140,297)	(2,480,897)	(782,048)	(487,241)	(251,602)	(41,389)	(39,591)
Net increase (decrease) in Advisor Class shares
outstanding	2,908,417	893,841	783,021	1,865,889	1,610,604	702,560	(13,859)	10,258

Institutional Class:
Sold	36,276	49,689	81,566	57,585	40,888	32,960	23,175	58,841
Reinvestment of distributions.	1,725	2,490	52,639	31,802	3,976	13,745	59,362	67,216
Redeemed	(38,418)	(97,131)	(74,392)	(53,039)	(29,155)	(19,072)	(109,856)	(100,652)

Net increase (decrease) in Institutional Class
shares outstanding	(417)	(44,952)	59,813	36,348	15,709	27,633	(27,319)	25,405

314	See notes to financial statements	315

Statement of Cash Flows
LONG SHORT FUND
For the Period December 1, 2016* through September 30, 2017

Increase / decrease in cash
Cash flows from operating activities:
Net increase in assets from operations.	$612,612

Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchases of investment securities.	(64,431,668)
Proceeds from sale of investment securities	21,842,775
Proceeds from short sales	55,035,089
Closed short transactions	(26,318,657)
Increase in cash deposited with broker for securities sold short.	(28,472,205)
Increase in receivables for securities sold	(304,617)
Increase in dividends receivable	(54,649)
Increase in interest receivable	(7,723)
Increase in fund shares sold	(74,980)
Increase in other assets.	(763)
Increase in dividends on securities sold short payable	49,944
Increase in fund shares redeemed	263
Increase in accrued expenses	45,867
Net realized (gain) loss on investments	1,552,452
Net change in unrealized (appreciation) depreciation on securities	(2,534,539)
Net cash used by operating activities	(43,060,799)

Cash flows from financing activities:
Proceeds from sale of shares.	51,822,635
Redemption of shares	(1,532,796)
Net cash provided by financing activities	50,289,839
Net increase in cash	7,229,040

Cash:
Beginning balance	—
Ending balance	$7,229,040

*Commencement of Operations

316	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The Income Funds issue shares of beneficial interest in the Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund. All of the Income Funds are diversified funds except International Opportunities Bond Fund which is a non-diversified fund. The Equity Funds issue shares of beneficial interest in the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund (commenced operations on December 1, 2016), Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”). All of the Equity Funds are diversified funds, except Long Short Fund and Real Estate Fund which are non-diversified funds. The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2017, is as follows:

Balanced Income Fund seeks income as its primary objective and has a secondary objective of capital appreciation.

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

317

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Strategic Income Fund seeks a high level of current income.

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Global Fund seeks long-term capital growth.

Growth & Income Fund seeks long-term growth of capital and current income.

Hedged U.S. Equity Opportunities Fund seeks total return and, secondarily, capital appreciation.

International Fund primarily seeks long-term capital growth.

Long Short Fund seeks capital appreciation.

Opportunity Fund seeks long-term capital growth.

Real Estate Fund seeks total return.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trusts’ Board of Trustees (the “Board”). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices. The

318

net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2017, the Fund For Income held two securities that were fair valued at an aggregate value of $2,950,000 representing .4% of the Fund’s net assets.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

319

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying Funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2017, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2017, capital loss carryovers were as follows:

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				Capital Loss Carryovers
		Year Capital Loss		Not Subject
		Carryforwards Expire		to Expiration
				Long	Short
Fund	Total	2018	2019	Term	Term
Floating Rate	$ 3,919,125	$ —	$ —	$ 3,201,056	$ 718,069
Fund For Income	149,609,253	110,622,886	—	34,750,808	4,235,559
Government	18,571,459	—	40,595	—	18,530,864
International Opportunities Bond	4,401,046	—	—	6,764	4,394,282
Investment Grade	4,244,754	—	—	4,244,754	—
Limited Duration High Quality Bond	2,169,228	—	—	1,213,489	955,739
Strategic Income	2,225,804	—	—	2,167,668	58,136
Hedged U.S. Equity Opportunities	1,874,861	—	—	1,769,414	105,447
International	13,051,390	10,860,148	2,191,242	—	—
Long Short	1,404,177	—	—	—	1,404,177

During the year ended September 30, 2017, the following Funds had utilized/expired capital loss carryovers of:

Fund	Utilized	Expired
Floating Rate	$ 61,094	$ —
Fund For Income	725,932	23,949,720
International Opportunities Bond	262,423	—
Investment Grade	—	2,299,840
Covered Call Strategy	224,724	—
Global	2,232,649	—
International	16,358,735	—

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014–2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make

321

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, and Strategic Income Fund are generally declared daily and paid monthly. The Government Cash Management Fund declares distributions, if any, daily and pays distributions monthly, from the total of net investment income plus or minus all realized short-term gains and losses on investments. Prior to March 31, 2016, dividends from net investment income of International Opportunities Bond Fund were generally declared daily and paid monthly. Effective April 1, 2016, dividends from net investment income, if any, of International Opportunities Bond Fund are declared and paid quarterly. Dividends from net investment income, if any, of Covered Call Strategy Fund, Equity Income Fund, Growth & Income Fund, Real Estate Fund and Total Return Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Select Growth Fund and Special Situations Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

322

F. Foreign Currency Translations—The accounting records of all of the Funds are maintained in U.S. dollars, including those Funds that invest in foreign securities. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of foreign investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund, Hedged U.S. Equity Opportunities Fund and International Fund do not isolate that portion of gains and losses on foreign investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2017, the Income Funds and Equity Funds received credits in the amount of $51,084 and $65,043, respectively. Certain of the Income and Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2017, expenses were reduced by a total of $253 for certain of the Income Funds and $34,048 for certain of the Equity Funds under these arrangements.

323

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

2. Security Transactions—For the year ended September 30, 2017, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Balanced Income	$ 28,884,599	$ 16,608,795	$ 2,904,182	$ 2,203,821
Floating Rate	190,535,721	137,188,129	—	—
Fund For Income	473,255,340	448,273,101	—	—
Government	129,394,031	156,004,052	48,560,329	79,254,225
International Opportunities
Bond	55,373,329	40,033,782	47,476,406	50,866,018
Investment Grade	352,403,069	310,294,603	—	—
Limited Duration
High Quality Bond	93,339,103	75,205,176	1,707,324	—
Strategic Income	73,118,198	55,011,006	—	—
Covered Call Strategy	414,163,535	236,642,175	—	—
Equity Income	90,403,578	107,945,732	—	—
Global	622,245,249	653,173,289	—	—
Growth & Income	276,901,374	388,306,358	—	—
Hedged U.S. Equity
Opportunities	76,826,631	44,605,065	—	—
International	120,537,327	114,977,871	—	—
Long Short	64,431,668	21,842,775	—	—
Opportunity	311,476,552	336,396,644	—	—
Real Estate	58,889,736	16,626,138	—	—
Select Growth	273,649,487	290,408,936	—	—
Special Situations	202,868,581	161,814,033	—	—
Total Return	282,136,580	335,790,533	37,240,311	37,782,570

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At September 30, 2017, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

		Gross	Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Balanced Income	$ 43,523,240	$ 2,659,821	$ 692,835	$ 1,966,986
Floating Rate	197,535,004	1,469,234	417,860	1,051,374
Fund For Income	712,202,556	24,726,955	4,101,274	20,625,681
Government	260,921,313	2,022,257	3,234,281	(1,212,024)
International Opportunities
Bond	138,328,410	3,336,790	10,762,342	(7,425,552)
Investment Grade	611,216,157	13,841,314	8,730,606	5,110,708
Limited Duration
High Quality Bond	137,272,832	279,145	2,509,783	(2,230,638)
Strategic Income	165,256,208	456,153	3,178,343	(2,722,190)
Covered Call Strategy	268,785,117	25,066,115	5,510,155	19,555,960
Equity Income	430,576,632	214,564,375	7,854,245	206,710,130
Global	492,952,732	89,838,289	8,447,683	81,390,606
Growth & Income	1,125,735,917	769,531,860	29,869,605	739,662,255
Hedged U.S. Equity
Opportunities	65,931,930	8,890,950	1,671,669	7,219,281
International	253,579,391	100,646,905	1,622,228	99,024,677
Long Short	12,471,080	4,387,553	2,004,085	2,383,468
Opportunity	743,056,003	370,398,785	18,489,749	351,909,036
Real Estate	119,380,146	5,494,872	10,011,967	(4,517,095)
Select Growth	420,879,271	115,184,144	2,891,006	112,293,138
Special Situations	496,605,490	200,935,473	14,620,564	186,314,909
Total Return	711,149,906	217,937,631	13,323,293	204,614,338

325

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

The Strategic Income Fund may invest in Institutional Class shares of the Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Covered Call Strategy Fund, Equity Income Fund, Real Estate Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2017, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in these Funds were as follows:

	Balance			Balance				Realized
	of Shares			of Shares				Gain (Loss)
	Held	Purchases/	Sales/	Held	Value	Dividend	Capital Gain	on Security
Fund	9/30/2016	Additions	Reductions	9/30/2017	9/30/2017	Income	Distributions	Transactions
Floating Rate	1,158,454	1,371,382	(413,006)	2,116,830	$ 20,469,742	$ 671,361	$ —	$ 17,739
Fund For Income	23,873,743	3,489,235	(3,110,787)	24,252,191	61,600,564	3,121,698	—	118,162
Government	683,229	1,463,836	(2,147,065)	—	—	97,982	—	(36,159)
International
Opportunities Bond	829,735	506,035	(497,584)	838,186	8,038,209	158,166	—	(483,137)
Investment Grade	2,983,095	255,171	(724,695)	2,513,571	24,331,372	1,097,333	—	32,219
Limited Duration
High Quality Bond	2,280,447	2,037,743	(25,917)	4,292,273	40,862,439	663,291	—	1,037
Covered Call Strategy	363,379	90,225	(7,536)	446,068	4,982,580	72,217	6,216	7,913
Equity Income	—	464,670	(464,670)	—	—	26,314	71,067	335,367
Tax Exempt Income	—	405,515	(405,515)	—	—	40,147	—	(16,016)
	32,172,082	10,083,812	(7,796,775)	34,459,119	$160,284,906	$5,948,509	$77,283	$(22,875)

The Strategic Income Fund operates as a fund of funds — also referred to as a multi-manager investment — an investment strategy in which a fund invests in other types of funds. This strategy invests in a portfolio that contains different underlying assets instead of investing directly in bonds, stocks and other types of securities.

The financial statements of each of the Funds in which Strategic Income had investments during the period September 30, 2017 are included in this report except Tax Exempt Income Fund, whose most recent financial statements as of June 30, 2017 are available and can be viewed by visiting our website www.foresters.com, by calling 1-800-423-4026 or by writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005.

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, Foresters Financial Services, Inc. (“FFS”) and their transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2017, total

326

trustees fees accrued by the Income Funds and Equity Funds amounted to $132,757 and $374,938, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Balanced Income Fund—.70% on the first $300 million of the Fund’s average daily net assets, .65% on the next $200 million, .60% on the next $500 million, .55% on the next $1 billion, declining by .05% on each $1 billion thereafter down to .45% on average daily net assets over $3 billion. For the year ended September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement, $131,907 in advisory fees and assumed $28,921 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.15% on Class A shares, .82% on Advisor Class shares and .69% on Institutional Class shares.

Floating Rate Fund—.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million, .45% on the next $1 billion and .40% on average daily net assets over $2 billion. For the year ended September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement, $35,212 in advisory fees and assumed $96,215 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares.

Fund For Income and International Opportunities Bond Fund—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2017, FIMCO has voluntarily waived $160,365 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets.

Government, Investment Grade, and Limited Duration High Quality Bond—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the periods October 1, 2016 through May 31, 2017 and June 1, 2017 through September 30, 2017, FIMCO has voluntarily waived $378,142 in advisory fees on Government Fund to limit the advisory fee to .55% and .50%, respectively, of its average daily net assets. For the year ended September 30, 2017, FIMCO has voluntarily waived $640,864 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets. For the year ended September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement, $212,614 in advisory fees and assumed $62,092 in other expenses to limit the Limited Duration High Quality

327

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

Bond Fund’s overall expense ratio (exclusive of certain expenses) to 1.05% on Class A shares, .75% on Advisor Class shares and .60% on Institutional Class shares.

Government Cash Management Fund— .50% of the Fund’s average daily net assets. For the year ended September 30, 2017, FIMCO has voluntarily waived $499,136 in advisory fees and assumed $1,627 of other Fund expenses to prevent a negative yield on the Fund’s shares.

Strategic Income Fund—.05% of the Fund’s average daily net assets.

Covered Call Strategy Fund—.80% on the first $300 million of each Fund’s average daily net assets, .75% on the next $200 million, .70% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .55% on average daily net assets of $3 billion. For the year ended September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement $103,001 in advisory fees and assumed $34,941 in other expenses to limit the Covered Call Strategy Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, .97% on Advisor Class shares and .84% on Institutional Class shares.

Equity Income, Growth & Income, Opportunity, Real Estate and Select Growth Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2017, FIMCO has voluntarily waived $272,261 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Hedged U.S. Equity Opportunities Fund—1.15% on the first $100 million of each Fund’s average daily net assets, 1.10% on the next $400 million, 1.05% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .90% on average daily net assets of $3 billion. For the year ended September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement, $211,271 in advisory fees and assumed $3,560 in other expenses to limit the Hedged U.S. Equity Opportunities Fund’s overall expense ratio (exclusive of certain expenses) to 1.75% on Class A shares, 1.42% on Advisor Class shares and 1.31% on Institutional Class shares.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

328

Long Short Fund—1.40% of the Fund’s average daily net assets. For the period December 1, 2016 to September 30, 2017, FIMCO has waived, pursuant to an expense limitation agreement $152,972 in advisory fees and assumed $6,392 in other expenses to limit the Long Short Fund’s overall expense ratio (exclusive of certain expenses) to 1.95% on Class A shares, 1.67% on Advisor Class shares and 1.54% on Institutional Class shares.

Special Situations Fund—.90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million and .64% on average daily net assets over $1.5 billion.

Total Return Fund—.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

For the year ended September 30, 2017, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $14,757,567 and $50,077,647, respectively, of which $2,058,240 and $739,505, respectively, was waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Balanced Income Fund (“BIF”) to limit BIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.15% of the average daily net assets on Class A shares, .82% of the average daily net assets on Advisor Class shares and .69% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $160,828 under terms of the agreement. FIMCO and BIF have agreed that any expenses of BIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by BIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of BIF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period October 1, 2015 (commencement of operations) through September 30, 2017, FIMCO assumed $337,396 under the terms of the agreement of which $176,568 expires on September 30, 2019 and $160,828 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

329

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $131,427, under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period October 21, 2013 (commencement of operations) through September 30, 2017, FIMCO assumed $715,005 under the terms of the agreement of which $223,534 expired on September 30, 2017, $198,431 expires on September 30, 2018, $161,613 expires on September 30, 2019 and $131,427 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO had entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares. The agreement expired on January 31, 2016. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period August 20, 2012 (commencement of operations) to January 31, 2016 (expiration of the expense limitation agreement), FIMCO assumed $684,479 under the terms of the agreement of which $278,248 expired on September 30, 2015, $228,243 expired on September 30, 2016, $94,746 expired on September 30, 2017, $62,359 expires on September 30, 2018, and $20,883 expires on September 30, 2019.

330

FIMCO has entered into an expense limitation agreement with the Limited Duration High Quality Bond Fund (“LDHQ”) to limit LDHQ’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $274,706, under the terms of the agreement. FIMCO and LDHQ have agreed that any expenses of LDHQ assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDHQ within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDHQ’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period May 19, 2014 (commencement of operations) to September 30, 2017, FIMCO assumed $821,270 under the terms of the agreement of which $143,148 expired on September 30, 2017, $179,140 expires on September 30, 2018, $224,276 expires on September 30, 2019 and $274,706 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Covered Call Strategy Fund (“CCS”) to limit CCS’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, .97% of the average daily net assets on Advisor Class shares and .84% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $137,941 under the terms of the agreement. FIMCO and CCS have agreed that any expenses of CCS assumed by FIMCO pursuant to this agreement be repaid to FIMCO by CCS within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of CCS’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period April 1, 2016 (commencement of operations) through September 30, 2017, FIMCO assumed $268,443 under the terms of the agreement of which $130,501 expires on September 30, 2019 and $137,942

331

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Hedged U.S. Equity Opportunities Fund (“HUSEO”) to limit HUSEO’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.75% of the average daily net assets on Class A shares, 1.42% of the average daily net assets on Advisor Class shares and 1.31% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $214,831 under terms of the agreement. FIMCO and HUSEO have agreed that any expenses of HUSEO assumed by FIMCO pursuant to this agreement be repaid to FIMCO by HUSEO within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of HUSEO’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period August 1, 2016 (commencement of operations) through September 30, 2017, FIMCO assumed $274,086 under the terms of the agreement of which $59,255 expires on September 30, 2019 and $214,831 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Long Short Fund (“LSF”) to limit LSF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, including dividend and borrowing expenses, and extraordinary expenses, such as litigation expenses, if any) to 1.95% of the average daily net assets on Class A shares, 1.67% of the average daily net assets on Advisor Class shares and 1.54% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, FIMCO assumed $159,364 under the terms of the agreement. FIMCO and LSF have agreed that any expenses of LSF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LSF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LSF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period December 1, 2016 (commencement of operations) through September 30,

332

2017, FIMCO assumed $159,364 under the terms of the agreement of which $159,364 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Real Estate Fund (“REIT”) to limit REIT’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.45% of the average daily net assets on the Class A shares, 1.12% of the average daily net assets on Advisor Class shares and 1.00% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2018. For the year ended September 30, 2017, REIT repaid FIMCO $28,712, under the terms of the agreement. FIMCO and REIT have agreed that any expenses of REIT assumed by FIMCO pursuant to this agreement be repaid to FIMCO by REIT within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of REIT’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period April 6, 2015 (commencement of operations) through September 30, 2017, FIMCO assumed $138,595 under the terms of the agreement of which $77,565 expires on September 30, 2018 and $61,030 expires on September 30, 2019. The expense limitation agreement may be terminated or amended prior to January 31, 2018, with the approval of the Board.

For the year ended September 30, 2017, FFS, as underwriter, received from the Income Funds and Equity Funds $5,571,812 and $21,965,105, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $62,800 and $332,389, respectively, to other dealers. For the year ended September 30, 2017, shareholder servicing costs for the Income Funds and Equity Funds included $3,263,266 and $8,560,781, respectively, in transfer agent fees accrued to FIS, of which FIS voluntarily waived $44,613 on the Government Cash Management Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Government Cash Management Fund, is authorized to pay FFS a fee up to .30% (and for certain Funds, up to .25%) of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Government Cash Management Fund is authorized to pay FFS a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

period ended September 30, 2017, total distribution plan fees accrued to FFS by the Income Funds and Equity Funds amounted to $5,025,916 and $17,237,693, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc., serves as investment subadviser to Floating Rate Fund and Fund For Income. Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund. Wellington Management Company, LLP serves as investment subadviser to Global Fund and Hedged U.S. Equity Opportunities Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Effective December 1, 2016 (commencement of operations), Lazard Asset Management, LLC serves as investment subadviser to Long Short Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2017, the Balanced Income Fund held 2 144A securities with an aggregate value of $616,615 representing 1.3% of the Fund’s net assets, Floating Rate Fund held eleven 144A securities with an aggregate value of $4,380,937 representing 2.3% of the Fund’s net assets, Fund For Income held one hundred ninety-five 144A securities with an aggregate value of $352,750,388 representing 48.5% of the Fund’s net assets, Government Fund held two 144A securities with an aggregate value of $10,478,111 representing 3.9% of the Fund’s net assets, International Opportunities Bond Fund held eight 144A securities with an aggregate value of $15,795,306 representing 11.6% of the Fund’s net assets, Investment Grade Fund held fifteen 144A securities with an aggregate value of $63,599,991 representing 10.1% of the Fund’s net assets, Limited Duration High Quality Bond Fund held twenty-one 144A securities with an aggregate value of $26,608,415 representing 19.6% of the Fund’s net assets and Total Return Fund held fourteen 144A securities with an aggregate value of $21,732,161 representing 2.4% of the Fund’s net assets. These securities are valued as set forth in Note 1A. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, the Section 4(2) securities are deemed to be liquid. At September 30, 2017, Growth & Income Fund held one Section 4(2) security with a value of $3,991,094 representing .2% of the Fund’s net assets and Total Return Fund held four Section 4(2) securities with an aggregate value of $18,971,208 representing 2.1% of the Fund’s net assets.

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5. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest.

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by the Funds for the period ended September 30, 2017 was related to the use of written and purchased options.

Options Contracts—Some of the Funds may write covered call and put options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Some of the Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The

336

risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

The premium amount and the number of option contracts written or purchased by the Funds during the year ended September 30, 2017, were as follows:

	Covered Call Strategy		Equity Income		Hedged U.S. Equity Opportunities
	Call Options		Call Options		Put Options
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount
Options outstanding at
beginning of period	(13,914)	$ (2,150,687)	—	$ —	45	$ 237,357	(34)	$ (89,006)
Put options written	—	—	—	—	—	—	(198)	(625,090)
Put options purchased to cover	—	—	—	—	—	—	82	241,191
Put options written expirations	—	—	—	—	—	—	55	130,257
Put options purchased	—	—	—	—	189	1,180,818	—	—
Put options sold	—	—	—	—	(50)	(340,391)	—	—
Put options purchased expired	—	—	—	—	(76)	(350,962)	—	—
Call options written	(324,578)	(37,352,387)	(5,885)	(502,303)	—	—	—	—
Call options exercised	4,592	827,202	3,177	296,419	—	—	—	—
Call options purchased to cover	225,838	27,177,367	—	—	—	—	—	—
Call options expirations	64,304	5,239,964	2,498	186,900	—	—	—	—
Balance at September 30, 2017	(43,758)	$ (6,258,541)	(210)	$ (18,984)	108	$ 726,822	(95)	$(342,648)

Derivative Investment Holdings Categorized by Risk Exposure —The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of September 30, 2017:

	Asset derivatives		Liability Derivatives

	Statements		Statements		Statements
	of Assets and		of Assets and		of Assets and
	Liabilities		Liabilities		Liabilities
Risk exposure category	Location	Value	Location	Value	Location	Value
			Written options,		Purchased Options,
Equity Contracts:	NA		at value		at value

Covered Call Strategy	N/A	N/A		$8,375,924		N/A

Equity Income	N/A	N/A		$ 6,520		N/A
Hedged U.S. Equity
Opportunities	N/A	N/A		$ 177,002		N/A

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2017:

		Purchased
Risk exposure category	Written options	options
Equity Contracts:
Covered Call Strategy	$(3,691,558)	N/A
Equity Income	$209,895	N/A
Hedged U.S. Equity
Opportunities	$(356,306)	$—

The following table sets forth the Funds’ change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended September 30, 2017:

			Hedged
	Covered Call		U.S. Equity
Risk exposure category	Strategy	Equity Income	Opportunities
Option contracts	$(2,202,281)	$12,436	$(506,133)

Interest Rate Futures Contracts—The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing

338

positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The following table summarizes the value of the Funds’ futures contracts held as of September 30, 2017, and the related location in the accompanying Statement of Assets and Liabilities.

Statement of
Operations Location
Unrealized appreciation
(depreciation) in value
Futures Contracts	of investments
Balanced Income	$31,762
Hedged U.S. Equity
Opportunities	$3,486

339

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

The amount of realized gains (losses) on futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended September 30, 2017 are summarized in the following table:

Statement of Operations
Interest Rate
Realized Gain (Loss)	Futures Contracts
Balanced Income	$120,720
Government	$(7,474)
Strategic Income	$(220,013)
Hedged U.S. Equity
Opportunities	$(1,988,811)

Short Sales—The Long Short Fund may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by the Fund involves certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The use of short sales may also involve counterparty risk and leverage risk. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund designates collateral consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of September 30, 2017 pursuant to short sale arrangements, the Fund has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender, in the event of the lender’s default, against any obligations owed by the lender to the Funds under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Fund and the lender. At September 30, 2017, Long Short Fund had pledged $40,681,346 of securities and cash as collateral under such arrangement.

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For the year ended September 30, 2017, the Long Short Fund received proceeds from securities sold short and paid funds for securities purchased to cover short positions in the amounts of $55,035,089 and $26,318,657, respectively.

Foreign Exchange Contracts—The International Opportunities Bond Fund, Global Fund and Hedged U.S. Equity Opportunities Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and a Fund may invest in them in order to hedge its currency exposure in bond positions or to gain currency exposure held by the Fund. A Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets. During the period, the Funds used currency forwards to hedge currency exposure from certain bonds as well as to gain currency exposure in certain countries.

Disclosures about Offsetting Assets and Liabilities—Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Funds’ Statement of Assets and Liabilities (“SOAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SOAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SOAL and net amounts are presented below:

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

International Opportunities Bond

Description/Financial		Gross Amounts
Instrument/Statement		Presented in
of Assets and Liabilities		Statement of Assets	Financial
Category	Counterparty	and Liabilities	Instruments*	Net Amount
Unrealized gain on foreign
exchange contracts	CITI	$142,772	$(110,047)	$ 32,725
	GS	—	(30,790)	(30,790)
	HSBC	325,278	(220,024)	105,254
	JPM	49,618	—	49,618
	MSD	—	(5,513)	(5,513)
	Total	$517,668	$(366,374)	$151,294
Unrealized loss on foreign
exchange contracts	CITI	$(110,047)	$110,047	$ —
	GS	(30,790)	30,790	—
	HSBC	(220,024)	220,024	—
	JPM	—	—	—
	MSD	(5,513)	5,513	—
	Total	$(366,374)	$366,374	$ —

Hedged U.S. Equity Opportunities

Description/Financial		Gross Amounts
Instrument/Statement		Presented in
of Assets and Liabilities		Statement of Assets	Financial
Category	Counterparty	and Liabilities	Instruments*	Net Amount

Unrealized gain on foreign
exchange contracts	BCI	$1,952	$ —	$1,952
	CITI	1,534	—	1,534
	Total	$3,486	$ —	$3,486
Unrealized loss on foreign
exchange contracts	BCI	$ —	$ —	$ —
	CITI	—	—	—
	Total	$ —	$ —	$ —

*	Amounts related to master netting arrangements (for example, ISDA) which have been determined by the
Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

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During the year ended September 30, 2017, the volume of derivative activity for the Funds based on average monthly market values for forward foreign currency contracts (to buy) and for forward foreign currency contracts (to sell) were as follows:

	Forward Foreign Currency Contracts
	(to Buy)	(to Sell)
International Opportunities Bond	$20,257,334	$20,378,800
Global	2,834,856	2,805,363
Hedged U.S. Equity Opportunities	40,714	39,468

Fair Value of Derivative Instruments—The fair value of derivative instruments held by the Funds as of September 30, 2017, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted
for as hedging instruments	Statements of Assets		Statements of Assets
under ASC 815	and Liabilities Location		and Liabilities Location
	Unrealized appreciation		Unrealized depreciation
	of foreign exchange,		of foreign exchange,
Foreign exchange, options	options and futures		options and futures
and futures contracts:	contracts	Value	contracts	Value
International Opportunities
Bond		$517,668		$366,374
Hedged U.S. Equity
Opportunities		$3,486		$471,342

The effect of the Funds’ derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Gain (Loss)
for as hedging instruments	on Foreign Exchange
under ASC 815	Transactions
Foreign exchange transactions:
International Opportunities Bond	$2,397,565
Global	$(379,070)
Hedged U.S. Equity Opportunities	$(15,699)
International	$(260,434)

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Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

Amount of Change in Unrealized Appreciation or Depreciation Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	(Depreciation) on Foreign
under ASC 815	Exchange Transactions
Foreign exchange transactions:
International Opportunities Bond	$(283,551)
Global	$16,466
Hedged U.S. Equity Opportunities	$117
International	$21,349

6. High Yield Credit Risk—The investments of Floating Rate Fund and Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Government Cash Management Fund which has designated only Class A, Class B and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares and Balanced Income Fund, Floating Rate Fund, International Opportunities Bond Fund, Limited Duration High Quality Bond Fund, Covered Call Strategy Fund, Hedged U.S. Equity Opportunities Fund, Long Short Fund and Real Estate Fund which have designated only Class A, Advisor Class and Institutional Class shares. Advisor Class and Institutional Class shares became available for sale to the public, for those Funds in existence, in May 2013 and October 2013, respectively. Not all classes of shares of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting only that Class. Government Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a

344

contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FFS as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 4% for the First Investors Income Funds, except for Floating Rate Fund and Limited Duration High Quality Bond Fund which have an initial sales charge of up to 2.5% (effective June 12, 2017, the maximum sales charge on Class A shares was changed from 5.75% to 4% on the Income Funds, except for Floating Rate Fund and Limited Duration High Quality Bond Fund which was changed to 2.5%) and 5.75% for the First Investors Equity Funds and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

8. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington

345

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. In September 2016, the Bondholder and Retiree Plaintiffs petitioned the U.S. Supreme Court to review the Second Circuit’s decision. The Supreme Court has not yet ruled on that request. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. An appeal of that decision to the Second Circuit is expected, but has not yet been made. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.24% of its net assets as of September 30, 2017. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.04% of the net assets of Growth & Income Fund as of September 30, 2017. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

9. Conversion of Cash Management Fund to Government Cash Management Fund—Effective October 3, 2016, the name of the First Investors Cash Management Fund changed to the First Investors Government Cash Management Fund and the Fund converted to a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. As a government money market fund, the Fund has a policy to invest at least 99.5% of its total assets in U.S. Government Securities, cash

346

and/or repurchase agreements that are collateralized fully by cash and/or U.S. Government Securities. In addition, the Fund has a policy to invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in U.S. Government Securities and repurchase agreements collateralized fully by cash or U.S. Government Securities.

10. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017				Year Ended September 30, 2016
	Distributions				Distributions
	Declared from				Declared from
		Long-Term				Long-Term
	Ordinary	Capital	Return of		Ordinary	Capital	Return of
Fund	Income	Gain	Capital	Total	Income	Gain	Capital	Total
Balanced Income	$ 873,850	$ 33,305	$—	$ 907,155	$ 256,699	$ —	$ —	$ 256,699
Floating Rate	5,293,830	—	—	5,293,830	3,850,855	—	—	3,850,855
Fund For Income	35,309,696	—	—	35,309,696	33,924,030	—	—	33,924,030
Government	5,924,658	—	—	5,924,658	6,703,798	—	—	6,703,798
Government Cash	100,143	—	—	100,143	—	—	—	—
Management
International Opportunities	2,228,370	—	—	2,228,370	1,839,254	—	184,955	2,024,209
Bond
Investment Grade	20,955,134	—	—	20,955,134	20,874,776	—	—	20,874,776
Limited Duration High	3,069,199	—	—	3,069,199	2,476,438	—	—	2,476,438
Quality Bond
Strategic Income	4,961,619	—	—	4,961,619	4,986,288	—	—	4,986,288
Covered Call Strategy	2,617,346	237,506	—	2,854,852	377,599	—	—	377,599
Equity Income	12,725,552	10,667,835	—	23,393,387	9,795,330	21,247,896	—	31,043,226
Global	958,933	—	—	958,933	309,884	25,309,767	—	25,619,651
Growth & Income	29,931,410	60,147,475	—	90,078,885	19,699,502	76,706,713	—	96,406,215
Hedged U.S. Equity	6,879	—	—	6,879	—	—	—	—
Opportunities
International	1,537,577	—	—	1,537,577	1,142,967	—	—	1,142,967
Long Short	—	—	—	—	N/A	N/A	N/A	N/A
Opportunity	5,695,841	34,744,601	—	40,440,442	2,323,990	74,013,118	—	76,337,108
Real Estate	1,671,309	1,336,630	—	3,007,939	1,508,321	102,056	—	1,610,377
Select Growth	1,257,169	60,959,968	—	62,217,137	787,755	40,342,995	—	41,130,750
Special Situations	3,302,735	4,826,272	—	8,129,007	392,819	27,875,860	—	28,268,679
Total Return	15,036,591	13,865,118	—	28,901,709	13,557,014	18,711,846	—	32,268,860

347

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2017

As of September 30, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed	Capital	Other	Unrealized		Distributable
	Ordinary	Capital	Losses	Accumulated	Appreciation		Earnings
Fund	Income	Gains	Carryover	Losses*	(Depreciation)		(Deficit)**
Balanced Income	$ 131,913	$ 387,867	$ —	$ (4,539)	$ 1,921,012	†††	$ 2,436,253
Floating Rate	89,420	—	(3,919,125)	(74,780)	1,051,374		(2,853,111)
Fund For Income	939,905	—	(149,609,253)	(813,985)	20,625,681		(128,857,652)
Government	53,777	—	(18,571,459)	(45,387)	(1,212,024)		(19,775,093)
International Opportunities
Bond	3,390,355	—	(4,401,046)	—	(7,419,981)	†	(8,430,672)
Investment Grade	319,611	—	(4,244,754)	(158,726)	5,110,708		1,026,839
Limited Duration High
Quality Bond	111,710	—	(2,169,228)	(90,946)	(2,230,638)		(4,379,102)
Strategic Income	218,400	—	(2,225,804)	(37,457)	(2,722,190)		(4,767,051)
Covered Call Strategy	31,722	—	—	(1,093,690)	17,438,577	††	16,376,609
Equity Income	5,080,575	10,506,149	—	—	206,722,593	††	222,309,317
Global	4,406,141	34,526,910	—	—	81,402,319	†	120,335,370
Growth & Income	14,522,192	62,493,854	—	—	739,662,255		816,678,301
Hedged U.S. Equity
Opportunities	—	—	(1,874,861)	(48,245)	7,562,567	†††	5,639,461
International	522,354	—	(13,051,390)	—	99,029,431	†	86,500,395
Long Short	—	—	(1,404,177)	—	2,383,468		979,291
Opportunity	6,176,038	55,131,693	—	—	351,909,036		413,216,767
Real Estate	907,043	634,803	—	—	(4,517,095)		(2,975,249)
Select Growth	212,578	47,661,829	—	—	112,293,138		160,167,545
Special Situations	3,240,232	14,200,571	—	—	186,314,909		203,755,712
Total Return	1,366,467	14,166,410	—	—	204,614,339		220,147,216

*	Other accumulated losses consist primarily of late loss deferral, post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

**	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.

†	Includes currency appreciation (depreciation) for International Opportunities Bond, Global, Hedged
U.S. Equity Opportunities and International Funds in the amounts of $5,571, $11,713, $164 and
$4,754, respectively.

††	Includes options appreciation (depreciation) for Covered Call Strategy and Equity Income Funds in the
amounts of $(2,117,383) and $12,463, respectively.

†††	Includes appreciation for futures, option and currency contracts recognized for tax purposes for Balanced
Income, International Opportunities Bond and Hedged U.S. Equity Opportunities Funds in the amounts of
$45,974, $151,294 and $(648,817), respectively.

348

For the year ended September 30, 2017, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Balanced Income	$ (2,405)	$ 40,922	$ (38,517)
Floating Rate	(571)	571	—
Fund For Income	(23,949,720)	24,014	23,925,706
Government	—	1,706,406	(1,706,406)
International Opportunities Bond	—	2,397,565	(2,397,565)
Investment Grade	(2,299,840)	2,816	2,297,024
Limited Duration
High Quality Bond	—	114,058	(114,058)
Covered Call Strategy	(1,485)	1,480	5
Equity Income	—	78,340	(78,340)
Global	—	(379,070)	379,070
Hedged U.S. Equity Opportunities	(106)	(15,593)	15,699
International	—	(260,434)	260,434
Long Short	(366,680)	369,475	(2,795)
Real Estate	(1,562)	1,562	—
Total Return	—	481,269	(481,269)

11. Subsequent Events—Subsequent events occurring after September 30, 2017 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

349

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30 unless otherwise indicated.

		P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	Income		Expenses	***	Income		Rate
BALANCED INCOME FUND
Class A
2016(f)	$10.00	$.17	(c)	$ .68	$ .85	$.15	$—	$.15	$10.70	8.55	%††	$29,676		1.15	%†	1.15	%†	1.61	%†	2.21	%†	.55	%†	57	%††
2017	10.70	.18	(c)	.36	.54	.23	.01	.24	11.00	5.11		46,608		1.15		1.15		1.75		1.54		1.36		51
Advisor Class
2016(f)	10.00	.20	(c)	.69	.89	.16	—	.16	10.73	8.97	††	109.82			†	.82	†	1.91	†	1.98	†	.75	†	57	††
2017	10.73	.48	(c)	.09	.57	.24	.01	.25	11.05	5.42		11.82				.82		1.93		1.14		1.61		51
Institutional Class
2016(f)	10.00	.21	(c)	.69	.90	.17	—	.17	10.73	9.08	††	157.69			†	.69	†	2.04	†	1.93	†	.80	†	57	††
2017	10.73	.28	(c)	.30	.58	.26	.01	.27	11.04	5.46		141.69				.69		2.15		1.14		1.71		51
FLOATING RATE FUND
Class A
2014(h)	$10.00	$.21	(c)	$(.10)	$ .11	$.23	—	$.23	$ 9.88	1.12	%††	$50,361		1.10	%†	1.10	%†	2.21	%†	1.58	%†	1.73	%†	26	%††
2015	9.88	.26	(c)	(.27)	(.01)	.29	—	.29	9.58	(.08)		57,101		1.10		1.10		2.72		1.33		2.49		49
2016	9.58	.27	(c)	.09	.36	.28	—	.28	9.66	3.69		61,243		1.10		1.10		2.86		1.27		2.69		38
2017	9.66	.27	(c)	.05	.32	.31	—	.31	9.67	3.47		66,769		1.10		1.10		2.90		1.24		2.76		89
Advisor Class
2014(h)	10.00	.25	(c)	(.11)	.14	.26	—	.26	9.88	1.43	††	34,942.90			†	.90	†	2.63	†	.95	†	2.58	†	26	††
2015	9.88	.28	(c)	(.26)	.02	.32	—	.32	9.58	.18		50,122.90				.90		2.92		1.03		2.79		49
2016	9.58	.29	(c)	.08	.37	.30	—	.30	9.65	3.92		61,844.90				.90		3.06		.98		2.98		38
2017	9.65	.26	(c)	.09	.35	.32	—	.32	9.68	3.70		98,958.90				.90		3.07		.92		3.05		89
Institutional Class
2014(h)	10.00	.27	(c)	(.13)	.14	.28	—	.28	9.86	1.36	††	5,329.70			†	.70	†	2.76	†	1.06	†	2.40	†	26	††
2015	9.86	.30	(c)	(.25)	.05	.34	—	.34	9.57	.47		10,458.70				.70		3.17		.90		2.97		49
2016	9.57	.31	(c)	.08	.39	.32	—	.32	9.64	4.14		11,456.70				.70		3.27		.83		3.14		38
2017	9.64	.26	(c)	.11	.37	.34	—	.34	9.67	3.87		21,277.70				.70		3.23		.80		3.13		89

350	351

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
																			Assets Before Expenses
						Less Distributions							Ratio to Average						Waived, Assumed
		Investment Operations				from							Net Assets**						or Reimbursed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return *	(in thousands	)	Credits		Credits	***	Income		Expenses	***	Income		Rate
FUND FOR INCOME
Class A
2013	$2.60	$.15		$(.01)	$.14	$.15	—	$.15	$2.59	5.55%	$647,603		1.23%		1.23%		5.17%		1.25%		5.15%		60%
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.38	621,618		1.21		1.21		4.67		1.23		4.65		47
2015	2.59	.11	(c)	(.18)	(.07)	.13	—	.13	2.39	(2.85)	567,249		1.21		1.21		4.39		1.23		4.37		47
2016	2.39	.11	(c)	.10	.21	.12	—	.12	2.48	9.07	571,028		1.22		1.22		4.76		1.24		4.74		55
2017	2.48	.11	(c)	.05	.16	.12	—	.12	2.52	6.79	572,631		1.21		1.21		4.57		1.23		4.55		65
Class B
2013	2.60	.13		(.01)	.12	.13	—	.13	2.59	4.84	5,001		1.99		1.99		4.42		2.01		4.40		60
2014	2.59	.10	(c)	.02	.12	.12	—	.12	2.59	4.67	4,690		2.02		2.02		3.86		2.04		3.84		47
2015	2.59	.09	(c)	(.18)	(.09)	.11	—	.11	2.39	(3.65)	3,376		2.01		2.01		3.60		2.03		3.58		47
2016	2.39	.09	(c)	.10	.19	.10	—	.10	2.48	7.99	2,923		2.04		2.05		3.94		2.07		3.92		55
2017	2.48	.10	(c)	.05	.15	.10	—	.10	2.53	6.15	2,356		1.98		1.98		3.79		2.00		3.77		65
Advisor Class
2013(j)	2.66	.06		(.05)	.01	.08	—	.08	2.59	.23 ††	1		1.03	†	1.03	†	4.59	†	5.13	†	.49	†	60	††
2014	2.59	.12	(c)	.02	.14	.14	—	.14	2.59	5.42	31,132.91				.91		4.83		.93		4.81		47
2015	2.59	.12	(c)	(.18)	(.06)	.14	—	.14	2.39	(2.47)	41,699.93				.93		4.65		.95		4.63		47
2016	2.39	.12	(c)	.10	.22	.13	—	.13	2.48	9.34	68,198.93				.94		5.02		.96		5.00		55
2017	2.48	.12	(c)	.05	.17	.13	—	.13	2.52	7.05	73,403.94				.94		4.84		.96		4.82		65
Institutional Class
2013(j)	2.66	.03		(.01)	.02	.08	—	.08	2.60	.66 ††	18,575.81			†	.81	†	4.93	†	.83	†	4.91	†	60	††
2014	2.60	.13	(c)	.02	.15	.15	—	.15	2.60	5.59	42,941.78				.78		5.07		.80		5.05		47
2015	2.60	.12	(c)	(.17)	(.05)	.15	—	.15	2.40	(2.28)	51,704.78				.78		4.81		.80		4.79		47
2016	2.40	.12	(c)	.10	.22	.13	—	.13	2.49	9.58	62,340.79				.79		5.19		.81		5.17		55
2017	2.49	.13	(c)	.05	.18	.13	—	.13	2.54	7.59	78,784.78				.78		4.99		.80		4.97		65

352	353

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset												Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return *	(in thousands	)	Credits		Credits	***	Income		Expenses	***	(Loss	)	Rate
GOVERNMENT FUND
Class A
2013	$11.52	$.17		$(.43)	$(.26)	$.32	—	$.32	$10.94	(2.29)%	$355,264		1.10%		1.10%		1.57%		1.21%		1.46%		101%
2014	10.94	.19	(c)	—	.19	.26	—	.26	10.87	1.71	289,928		1.07		1.07		1.76		1.18		1.65		138
2015	10.87	.17	(c)	.04	.21	.25	—	.25	10.83	1.90	265,856		1.08		1.08		1.60		1.19		1.49		82
2016	10.83	.15	(c)	.08	.23	.21	—	.21	10.85	2.16	258,545		1.08		1.08		1.40		1.19		1.29		97
2017	10.85	.14	(c)	(.35)	(.21)	.20	—	.20	10.44	(1.92)	232,982		1.08		1.08		1.35		1.21		1.22		61
Class B
2013	11.51	.07		(.42)	(.35)	.24	—	.24	10.92	(3.06)	4,717		1.84		1.84		.82		1.95		.71		101
2014	10.92	.10	(c)	(.01)	.09	.17	—	.17	10.84	.86	3,255		1.89		1.89		.94		2.00		.83		138
2015	10.84	.08	(c)	.03	.11	.15	—	.15	10.80	1.04	2,514		1.91		1.91		.78		2.02		.67		82
2016	10.80	.06	(c)	.09	.15	.12	—	.12	10.83	1.38	2,062		1.89		1.90		.59		2.01		.48		97
2017	10.83	.07	(c)	(.36)	(.29)	.11	—	.11	10.43	(2.67)	1,043		1.92		1.92		.51		2.04		.39		61
Advisor Class
2013(j)	11.29	.10		(.30)	(.20)	.15	—	.15	10.94	(1.75)††	1.95			†	.95	†	1.68	†	5.17	†	(2.54	)†	101	††
2014	10.94	.23	(c)	(.04)	.19	.27	—	.27	10.86	1.73	33,699.73				.73		2.06		.84		1.95		138
2015	10.86	.21	(c)	.03	.24	.26	—	.26	10.84	2.21	50,190.78				.78		1.89		.89		1.78		82
2016	10.84	.18	(c)	.09	.27	.24	—	.24	10.87	2.50	64,370.78				.78		1.70		.89		1.59		97
2017	10.87	.23	(c)	(.41)	(.18)	.23	—	.23	10.46	(1.61)	32,889.82				.82		1.64		.94		1.52		61
Institutional Class
2013(j)	11.29	.14		(.31)	(.17)	.16	—	.16	10.96	(1.54)††	4,656.68			†	.68	†	2.14	†	.81	†	2.01	†	101	††
2014	10.96	.24	(c)	(.01)	.23	.29	—	.29	10.90	2.08	10,753.65				.65		2.17		.76		2.06		138
2015	10.90	.22	(c)	.04	.26	.28	—	.28	10.88	2.38	14,027.65				.65		2.03		.76		1.92		82
2016	10.88	.20	(c)	.08	.28	.26	—	.26	10.90	2.62	7,951.65				.65		1.85		.76		1.74		97
2017	10.90	.10	(c)	(.24)	(.14)	.25	—	.25	10.51	(1.18)	538.63				.63		1.67		.77		1.53		61

354	355

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A														R A T I O S / S U P P L E M E N T A L D A T A
																						Ratio to Average Net
						Less Distributions										Ratio to Average						Assets Before Expenses
		Investment Operations				from										Net Assets**						Waived or Assumed
	Net Asset			Net Realized							Net Asset									Net				Net
	Value,	Net		and Unrealized	Total from	Net		Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment				Investment	Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total		End of Period		After Fee		Before Fee		Income				Income	Turnover
	of Period	Income		Investments	Operations	Income		Gain	Distributions		Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss	)	Expenses	***	(Loss )	Rate
GOVERNMENT CASH MANAGEMENT FUND(e)
Class A
2013	$ 1.00	—		—	—	$ —		—	$ —		$1.00	0.00%		$130,272.11%				.11%		.00%		.97%		(.86)%	N/A
2014	1.00	—		—	—	—		—	—		1.00	0.00		108,088.08				.08		.00		1.02		(.94)	N/A
2015	1.00	—		—	—	—		—	—		1.00	0.00		109,566.10				.10		.00		1.08		(.98)	N/A
2016	1.00	—		—	—	—		—	—		1.00	0.00		122,037.33				.33		.00		1.05		(.72)	N/A
2017	1.00	—		—	—	.00	(d)	—	.00	(d)	1.00	0.08		127,079.60				.60		.08		1.02		(.34)	N/A
Class B
2013	1.00	—		—	—	—		—	—		1.00	0.00		571.12				.12		.00		1.72		(1.60)	N/A
2014	1.00	—		—	—	—		—	—		1.00	0.00		404.08				.08		.00		1.64		(1.56)	N/A
2015	1.00	—		—	—	—		—	—		1.00	0.00		287.10				.10		.00		1.72		(1.62)	N/A
2016	1.00	—		—	—	—		—	—		1.00	0.00		248.33				.33		.00		1.77		(1.44)	N/A
2017	1.00	—		—	—	—		—	—		1.00	0.00		161.64				.64		.00		1.76		(1.12)	N/A
Institutional Class
2013(j)	1.00	—		—	—	—		—	—		1.00	0.00	††	1		.15†		.15	†	.00	†	2.60	†	(2.45)†	N/A
2014	1.00	—		—	—	—		—	—		1.00	0.00		2,595.08				.08		.00		.66		(.58)	N/A
2015	1.00	—		—	—	—		—	—		1.00	0.00		2,267.10				.10		.00		.67		(.57)	N/A
2016	1.00	—		—	—	—		—	—		1.00	0.00		2,844.33				.33		.00		.68		(.35)	N/A
2017	1.00	—		—	—	.00	(d)	—	.00	(d)	1.00	0.07		2,394.60				.60		.06		.68		(.02)	N/A
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2013	$10.22	$.25		$ (.32)	$(.07)	$.30		$.01	$.31		$9.84	(.72)%		$ 99,161		1.30%		1.30%		.68%		1.83%		.15%	53%
2014	9.84	.21	(c)	.07	.28	.27		—	.27		9.85	2.84		80,197		1.30		1.30		2.06		1.41		1.95	76
2015	9.85	.12	(c)	(1.06)	(.94)	.28		—	.28		8.63	(9.72)		69,394		1.30		1.30		1.29		1.38		1.21	61
2016	8.63	.20	(c)	.51	.71	.13		—	.13		9.21	8.30		65,456		1.38		1.38		2.29		1.41		2.26	72
2017	9.21	.22	(c)	.21	.43	.15		—	.15		9.49	4.70		59,782		1.41		1.41		2.35		N/A		N/A	76
Advisor Class
2013(j)	10.23	.08		(.31)	(.23)	.15		—	.15		9.85	(2.26	)††	1		1.07	†	1.07	†	(1.43	)†	5.23	†	(5.59)†	53	††
2014	9.85	.24	(c)	.04	.28	.28		—	.28		9.85	2.81		33,851		1.10		1.10		2.21		N/A		N/A	76
2015	9.85	.14	(c)	(1.06)	(.92)	.29		—	.29		8.64	(9.51)		50,912		1.04		1.04		1.56		N/A		N/A	61
2016	8.64	.23	(c)	.51	.74	.13		—	.13		9.25	8.70		50,749		1.08		1.08		2.60		N/A		N/A	72
2017	9.25	.24	(c)	.23	.47	.16		—	.16		9.56	5.07		68,162		1.11		1.11		2.66		N/A		N/A	76
Institutional Class
2013(j)	10.23	.12		(.35)	(.23)	.15		—	.15		9.85	(2.26	)††	6,998.96			†	.96	†	(1.31	)†	N/A		N/A	53	††
2014	9.85	.25	(c)	.06	.31	.28		—	.28		9.88	3.19		16,014.93				.93		2.43		N/A		N/A	76
2015	9.88	.17	(c)	(1.08)	(.91)	.30		—	.30		8.67	(9.36)		19,097.90				.90		1.69		N/A		N/A	61
2016	8.67	.24	(c)	.52	.76	.14		—	.14		9.29	8.85		8,289.93				.93		2.75		N/A		N/A	72
2017	9.29	.22	(c)	.27	.49	.19		—	.19		9.59	5.27		8,669.94				.95		2.80		N/A		N/A	76

356	357

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset													Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	Income		Expenses	***	(Loss	)	Rate
INVESTMENT GRADE FUND
Class A
2013	$10.27	$.35		$(.46)	$(.11)	$.38	—	$.38	$9.78	(1.10)%		$543,955		1.07%		1.07%		3.20%		1.18%		3.09%		33%
2014	9.78	.31	(c)	.22	.53	.39	—	.39	9.92	5.50		475,090		1.05		1.05		3.11		1.16		3.00		49
2015	9.92	.28	(c)	(.17)	.11	.39	—	.39	9.64	1.12		458,704		1.04		1.04		2.85		1.15		2.74		36
2016	9.64	.27	(c)	.35	.62	.36	—	.36	9.90	6.55		477,010		1.04		1.05		2.78		1.15		2.68		37
2017	9.90	.26	(c)	(.17)	.09	.33	—	.33	9.66	.97		462,999		1.04		1.04		2.68		1.15		2.57		52
Class B
2013	10.26	.27		(.45)	(.18)	.32	—	.32	9.76	(1.82)		6,161		1.84		1.84		2.42		1.94		2.32		33
2014	9.76	.22	(c)	.22	.44	.33	—	.33	9.87	4.53		4,727		1.92		1.92		2.24		2.03		2.13		49
2015	9.87	.20	(c)	(.17)	.03	.33	—	.33	9.57	.27		3,623		1.92		1.92		1.98		2.03		1.87		36
2016	9.57	.19	(c)	.34	.53	.27	—	.27	9.83	5.61		2,907		1.92		1.92		1.91		2.03		1.80		37
2017	9.83	.19	(c)	(.18)	.01	.23	—	.23	9.61	.12		2,181		1.90		1.90		1.84		2.01		1.73		52
Advisor Class
2013(j)	10.23	.08		(.34)	(.26)	.19	—	.19	9.78	(2.53	)††	1.95			†	.95	†	2.64	†	5.17	†	(1.58	)†	33	††
2014	9.78	.34	(c)	.20	.54	.40	—	.40	9.92	5.61		44,351.69				.69		3.38		.80		3.27		49
2015	9.92	.31	(c)	(.16)	.15	.40	—	.40	9.67	1.53		63,614.73				.73		3.17		.84		3.06		36
2016	9.67	.30	(c)	.34	.64	.37	—	.37	9.94	6.78		83,659.74				.74		3.08		.85		2.97		37
2017	9.94	.26	(c)	(.14)	.12	.35	—	.35	9.71	1.32		136,316.72				.72		2.99		.82		2.89		52
Institutional Class
2013(j)	10.23	.14		(.38)	(.24)	.20	—	.20	9.79	(2.37	)††	9,326.66			†	.66	†	3.06	†	.77	†	2.95	†	33	††
2014	9.79	.35	(c)	.23	.58	.43	—	.43	9.94	5.98		22,269.63				.63		3.51		.74		3.40		49
2015	9.94	.32	(c)	(.17)	.15	.43	—	.43	9.66	1.48		15,025.63				.63		3.26		.74		3.15		36
2016	9.66	.31	(c)	.35	.66	.40	—	.40	9.92	6.97		31,395.63				.63		3.17		.74		3.06		37
2017	9.92	.31	(c)	(.18)	.13	.37	—	.37	9.68	1.41		26,127.63				.63		3.10		.74		2.99		52

358	359

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

		P E R S H A R E D A T A													R A T I O S / S U P P L E M E N T A L D A T A
																					Ratio to Average Net
						Less Distributions									Ratio to Average						Assets Before Expenses
		Investment Operations				from									Net Assets**						Waived or Assumed
	Net Asset	Net		Net Realized						Net Asset									Net				Net
	Value,	Investment		and Unrealized	Total from	Net	Net			Value,	Net Assets				Net Expenses		Net Expenses		Investment				Investment		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized		Total	End of	Total		End of Period		After Fee		Before Fee		Income				Income		Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gain		Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss	)	Expenses	***	(Loss	)	Rate
LIMITED DURATION HIGH QUALITY BOND FUND
Class A
2014(g)	$10.00	$ —	(c)	$(.05)	$ (.05)	$.06	—		$.06	$9.89	(.50	)%††	$8,911		1.05	%†	1.05	%†	.15	%†	3.37	%†	(2.17	)%†	19	%††
2015	9.89	.03	(c)	.04	.07	.20	—		.20	9.76	.67		26,852		1.05		1.05		.37		1.32		.10		57
2016	9.76	(.03	)(c)	.15	.12	.22	—		.22	9.66	1.21		48,342		1.05		1.05		(.25)		1.23		(.43)		54
2017	9.66	.08	(c)	(.06)	.02	.21	—		.21	9.47	.22		62,841		1.05		1.05		.85		1.22		.68		60
Advisor Class
2014(g)	10.00	.02	(c)	(.05)	(.03)	.06	—		.06	9.91	(.28	)††	25,649.75			†	.75	†	.46	†	1.02	†	.19	†	19	††
2015	9.91	.06	(c)	.05	.11	.22	—		.22	9.80	1.08		40,502.75				.75		.66		1.09		.32		57
2016	9.80	—	(c)	.14	.14	.25	—		.25	9.69	1.47		50,645.75				.75		.04		1.01		(.22)		54
2017	9.69	.13	(c)	(.08)	.05	.24	—		.24	9.50	.54		31,638.75				.75		1.14		1.02		.87		60
Institutional Class
2014(g)	10.00	.02	(c)	(.03)	(.01)	.07	—		.07	9.92	(.14	)††	5,125.60			†	.60	†	.53	†	3.32	†	(2.19	)†	19	††
2015	9.92	.08	(c)	.04	.12	.23	—		.23	9.81	1.21		6,747.60				.60		.81		.92		.49		57
2016	9.81	.02	(c)	.14	.16	.27	—		.27	9.70	1.64		22,296.60				.60		.20		.82		(.02)		54
2017	9.70	.11	(c)	(.04)	.07	.25	—		.25	9.52	.77		41,065.60				.60		1.30		.82		1.08		60
STRATEGIC INCOME FUND
Class A
2013(i)	$10.00	$ .14	(a)	$(.23)	$(.09)	$.13	$ —		$.13	$9.78	(.87	)%††	$ 47,344		1.30	%†(b)	1.30	%†(b)	2.88	%†(a)	2.10	%†(b)	2.08	%†(a)	19	%††
2014	9.78	.32	(a)(c)	.12	.44	.28	.00	(d)	.28	9.94	4.55		101,540.80			(b)	.80	(b)	3.18	(a)	.68	(b)	3.30	(a)	20
2015	9.94	.34	(a)(c)	(.57)	(.23)	.34	.07		.41	9.30	(2.37)		131,734.59			(b)	.59	(b)	3.55	(a)	N/A		N/A		40
2016	9.30	.30	(a)(c)	.22	.52	.32	.02		.34	9.48	5.64		149,190.58			(b)	.58	(b)	3.19	(a)	N/A		N/A		49
2017	9.48	.30	(a)(c)	.05	.35	.30	—		.30	9.53	3.73		162,789.57			(b)	.57	(b)	3.24	(a)	N/A		N/A		37
Advisor Class
2013(i)	10.00	.14	(a)	(.22)	(.08)	.15	—		.15	9.77	(.79	)††	1		1.00	†(b)	1.00	†(b)	2.89	†(a)	14.79	†(b)	(10.90	)†(a)	19	††
2014	9.77	.36	(a)(c)	.11	.47	.32	.00	(d)	.32	9.92	4.82		323.36			(b)	.36	(b)	3.62	(a)	.29	(b)	3.69	(a)	20
2015	9.92	.38	(a)(c)	(.56)	(.18)	.38	.07		.45	9.29	(1.93)		306.19			(b)	.19	(b)	3.95	(a)	N/A		N/A		40
2016	9.29	.33	(a)(c)	.23	.56	.36	.02		.38	9.47	6.14		415.17			(b)	.17	(b)	3.59	(a)	N/A		N/A		49
2017	9.47	.29	(a)(c)	.09	.38	.33	—		.33	9.52	4.14		963.18			(b)	.18	(b)	3.66	(a)	N/A		N/A		37

360	See notes to financial statements	361

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note1G).
†	Annualized
††	Not annualized
(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Based on average shares during the period.
(d)	Due to rounding, amount is less than .005 per share.
(e)	Prior to October 3, 2016, known as Cash Management Fund.
(f)	For the period October 1, 2015 (commencement of operations) to September 30, 2016.
(g)	For the period May 19, 2014 (commencement of operations) to September 30, 2014.
(h)	For the period October 21, 2013 (commencement of operations) to September 30, 2014.
(i)	For the period April 3, 2013 (commencement of operations) to September 30, 2013.
(j)	For the period April 1, 2013 (commencement of operations) to September 30, 2013.

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362	363

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated.

		P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset													Net
	Value,	Net		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Net				Investment		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period		After Fee		Before Fee		Investment				Income		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	Income		Expenses	***	(Loss	)	Rate
COVERED CALL STRATEGY FUND
Class A
2016(e)	$10.00	$.06	(a)	$ .33	$ .39	$.03	$ —	$.03	$10.36	3.94	%††	$ 48,514		1.30	%†	1.30	%†	1.19	%†	1.73	%†	.76	%†	83	%††
2017	10.36	.10	(a)	.85	.95	.11	.02	.13	11.18	9.17		167,096		1.30		1.30		1.18		1.36		1.12		121
Advisor Class
2016(e)	10.00	.08	(a)	.32	.40	.06	—	.06	10.34	4.05	††	39,129.97			†	.97	†	1.64	†	1.50	†	1.11	†	83	††
2017	10.34	.13	(a)	.86	.99	.15	.02	.17	11.16	9.62		109,360.97				.97		1.53		1.06		1.44		121
Institutional Class
2016(e)	10.00	.09	(a)	.33	.42	.07	—	.07	10.35	4.18	††	4,214.84			†	.84	†	1.76	†	1.25	†	1.35	†	83	††
2017	10.35	.16	(a)	.85	1.01	.17	.02	.19	11.17	9.77		7,334.84				.84		1.65		.96		1.53		121
EQUITY INCOME FUND
Class A
2013	$ 7.67	$.14		$1.32	$1.46	$.14	$ —	$.14	$ 8.99	19.14%		$475,422		1.28%		1.28%		1.66%		N/A		N/A		32%
2014	8.99	.13	(a)	1.16	1.29	.14	.15	.29	9.99	14.48		510,981		1.21		1.22		1.33		N/A		N/A		27
2015	9.99	.15	(a)	(.54)	(.39)	.15	.46	.61	8.99	(4.31)		485,342		1.21		1.21		1.52		N/A		N/A		23
2016	8.99	.16	(a)	1.08	1.24	.16	.35	.51	9.72	14.16		529,327		1.22		1.22		1.72		N/A		N/A		22
2017	9.72	.16	(a)	1.22	1.38	.21	.18	.39	10.71	14.46		564,918		1.20		1.20		1.58		N/A		N/A		15
Class B
2013	7.55	.09		1.28	1.37	.08	—	.08	8.84	18.21		6,337		2.05		2.05		.90		N/A		N/A		32
2014	8.84	.05	(a)	1.13	1.18	.05	.15	.20	9.82	13.49		5,721		2.06		2.06		.49		N/A		N/A		27
2015	9.82	.06	(a)	(.53)	(.47)	.07	.46	.53	8.82	(5.16)		3,847		2.06		2.06		.67		N/A		N/A		23
2016	8.82	.08	(a)	1.06	1.14	.09	.35	.44	9.52	13.20		3,446		2.07		2.07		.87		N/A		N/A		22
2017	9.52	.08	(a)	1.19	1.27	.12	.18	.30	10.49	13.48		3,012		2.03		2.03		.76		N/A		N/A		15
Advisor Class
2013(g)	8.40	.08		.58	.66	.07	—	.07	8.99	7.87	††	1		1.01	†	1.01	†	1.78	†	4.68	%†	(1.89	)%†	32	††
2014	8.99	.17	(a)	1.13	1.30	.15	.15	.30	9.99	14.57		32,160.81				.81		1.71		N/A		N/A		27
2015	9.99	.19	(a)	(.55)	(.36)	.17	.46	.63	9.00	(3.96)		38,482.84				.84		1.90		N/A		N/A		23
2016	9.00	.20	(a)	1.08	1.28	.19	.35	.54	9.74	14.63		54,576.85				.85		2.08		N/A		N/A		22
2017	9.74	.19	(a)	1.23	1.42	.21	.18	.39	10.77	14.87		71,611.84				.84		1.94		N/A		N/A		15
Institutional Class
2013(g)	8.40	.04		.63	.67	.05	—	.05	9.02	7.95	††	4,717.86			†	.86	†	1.74	†	.86	†	1.74	†	32	††
2014	9.02	.17	(a)	1.16	1.33	.17	.15	.32	10.03	14.88		7,399.80				.80		1.76		N/A		N/A		27
2015	10.03	.19	(a)	(.55)	(.36)	.17	.46	.63	9.04	(3.97)		9,773.81				.81		1.93		N/A		N/A		23
2016	9.04	.20	(a)	1.09	1.29	.20	.35	.55	9.78	14.67		2,448.78				.78		2.08		N/A		N/A		22
2017	9.78	.37	(a)	1.06	1.43	.31	.18	.49	10.72	14.84		2,193.80				.80		2.02		N/A		N/A		15

364	365

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A														R A T I O S / S U P P L E M E N T A L D A T A
																					Ratio to Average Net
						Less Distribution										Ratio to Average					Assets Before Expenses
		Investment Operations				from										Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset											Net			Net
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment			Investment	Portfolio
	Beginning	Income		Gain on	Investment	Investment		Realized	Total		End of	Total		End of Period		After Fee		Before Fee		Income			Income	Turnover
	of Period	(Loss	)	Investments	Operations	Income		Gain	Distributions		Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss )	Expenses	***	(Loss )	Rate
GLOBAL FUND
Class A
2013	$6.79	$ .05		$1.20	$1.25	$.03		$ —	$ .03		$8.01	18.56%		$317,329		1.60%		1.61%		.66%	1.62%		.65%	92%
2014	8.01	—	(a)	.80	.80	.04		.11	.15		8.66	10.00		332,416		1.49		1.49		.03	1.54		(.02)	154
2015	8.66	—	(a)	.11	.11	—		1.51	1.51		7.26	.87		331,382		1.47		1.47		(.01)	1.52		(.06)	97
2016	7.26	.01	(a)	.43	.44	.00	(b)	.40	.40		7.30	6.03		339,956		1.47		1.47		.09	1.52		.04	94
2017	7.30	.02	(a)	1.29	1.31	.01		—	.01		8.60	17.99		379,176		1.44		1.44		.30	1.49		.25	117
Class B
2013	5.86	(.07)		1.09	1.02	.02		—	.02		6.86	17.55		4,419		2.36		2.36		(.10)	2.38		(.12)	92
2014	6.86	(.06	)(a)	.69	.63	—		.11	.11		7.38	9.18		4,023		2.31		2.31		(.79)	2.36		(.84)	154
2015	7.38	(.05	)(a)	.10	.05	—		1.51	1.51		5.92	.09		3,405		2.28		2.28		(.82)	2.33		(.87)	97
2016	5.92	(.04	)(a)	.36	.32	—		.40	.40		5.84	5.29		2,937		2.27		2.27		(.72)	2.32		(.77)	94
2017	5.84	(.03	)(a)	1.02	.99	.00	(b)	—	.00	(b)	6.83	16.98		2,642		2.24		2.24		(.52)	2.29		(.57)	117
Advisor Class
2013(g)	7.28	.06		.67	.73	—		—	—		8.01	10.03	††	1		1.27	†	1.27	†	1.46 †	4.88	†	(2.15)†	92	††
2014	8.01	—	(a)	.82	.82	—		.11	.11		8.72	10.24		66,590		1.06		1.06		.53	1.11		.48	154
2015	8.72	.03	(a)	.12	.15	—		1.51	1.51		7.36	1.37		114,556		1.06		1.06		.43	1.11		.38	97
2016	7.36	.04	(a)	.44	.48	.01		.40	.41		7.43	6.48		169,088		1.05		1.05		.53	1.10		.48	94
2017	7.43	.06	(a)	1.31	1.37	.02		—	.02		8.78	18.46		191,839		1.04		1.04		.70	1.09		.65	117
Institutional Class
2013(g)	7.28	.06		.68	.74	—		—	—		8.02	10.17	††	1		1.14	†	1.14	†	1.55 †	4.59	†	(1.90)†	92	††
2014	8.02	—	(a)	.84	.84	—		.11	.11		8.75	10.48		3,001		1.03		1.03		.48	1.08		.43	154
2015	8.75	.04	(a)	.11	.15	—		1.51	1.51		7.39	1.37		2,955		1.02		1.02		.45	1.07		.40	97
2016	7.39	.04	(a)	.45	.49	.01		.40	.41		7.47	6.61		3,288		1.01		1.01		.55	1.06		.50	94
2017	7.47	.06	(a)	1.31	1.37	.02		—	.02		8.82	18.38		3,800		1.00		1.00		.74	1.05		.69	117

366	367

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return *	(in thousands	)	Credits		Credits	***	Income		Expenses	***	Loss		Rate
GROWTH & INCOME FUND
Class A
2013	$16.66	$.20		$ 3.90	$ 4.10	$.22	$ —	$ .22	$20.54	24.86%	$1,538,582		1.22%		1.22%		1.11%		N/A		N/A		20%
2014	20.54	.18	(a)	2.92	3.10	.20	.68	.88	22.76	15.26	1,632,920		1.15		1.15		.80		N/A		N/A		22
2015	22.76	.20	(a)	(1.37)	(1.17)	.19	1.05	1.24	20.35	(5.62)	1,496,803		1.15		1.15		.89		N/A		N/A		23
2016	20.35	.26	(a)	2.07	2.33	.24	.93	1.17	21.51	11.72	1,588,423		1.16		1.16		1.28		N/A		N/A		23
2017	21.51	.25	(a)	2.66	2.91	.37	.75	1.12	23.30	13.99	1,675,590		1.15		1.15		1.13		N/A		N/A		16
Class B
2013	15.64	.06		3.67	3.73	.11	—	.11	19.26	24.02	27,762		1.96		1.96		.37		N/A		N/A		20
2014	19.26	—	(a)	2.73	2.73	—	.68	.68	21.31	14.32	25,497		1.93		1.93		.02		N/A		N/A		22
2015	21.31	.02	(a)	(1.27)	(1.25)	.04	1.05	1.09	18.97	(6.33)	19,316		1.93		1.93		.11		N/A		N/A		23
2016	18.97	.10	(a)	1.91	2.01	.08	.93	1.01	19.97	10.82	17,047		1.94		1.94		.50		N/A		N/A		23
2017	19.97	.08	(a)	2.45	2.53	.13	.75	.88	21.62	13.14	14,310		1.93		1.93		.35		N/A		N/A		16
Advisor Class
2013(g)	18.49	.13		2.00	2.13	.08	—	.08	20.54	11.53 ††	1.97			†	.97†		1.31	†	4.60	%†	(2.32	)%†	20	††
2014	20.54	.27	(a)	2.91	3.18	.20	.68	.88	22.84	15.67	123,039.74				.74		1.17		N/A		N/A		22
2015	22.84	.29	(a)	(1.38)	(1.09)	.24	1.05	1.29	20.46	(5.24)	141,229.75				.75		1.29		N/A		N/A		23
2016	20.46	.35	(a)	2.08	2.43	.29	.93	1.22	21.67	12.18	132,486.77				.77		1.68		N/A		N/A		23
2017	21.67	.33	(a)	2.69	3.02	.48	.75	1.23	23.46	14.42	166,851.78				.78		1.50		N/A		N/A		16
Institutional Class
2013(g)	18.49	.15		2.00	2.15	.09	—	.09	20.55	11.64 ††	1.78			†	.78	†	1.50	†	4.19	†	(1.91	)†	20	††
2014	20.55	.27	(a)	2.92	3.19	.28	.68	.96	22.78	15.75	9,746.74				.74		1.21		N/A		N/A		22
2015	22.78	.29	(a)	(1.39)	(1.10)	.24	1.05	1.29	20.39	(5.27)	9,380.75				.75		1.29		N/A		N/A		23
2016	20.39	.35	(a)	2.07	2.42	.30	.93	1.23	21.58	12.18	10,596.74				.74		1.70		N/A		N/A		23
2017	21.58	.34	(a)	2.67	3.01	.45	.75	1.20	23.39	14.47	10,839.74				.74		1.54		N/A		N/A		16

368	369

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A														R A T I O S / S U P P L E M E N T A L D A T A
																					Ratio to Average Net
						Less Distributions										Ratio to Average					Assets Before Expenses
		Investment Operations				from										Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized							Net Asset									Net
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment			Net		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total		End of Period		After Fee		Before Fee		Income			Investment		Turnover
	of Period	(Loss	)	Investments	Operations	Income		Gain	Distributions		Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss )	Expenses	***	Loss		Rate
HEDGED U.S. EQUITY OPPORTUNITIES FUND
Class A
2016(d)	$10.00	$ —	(a)	$ (.09)	$ (.09)	$ —		—	$ —		$ 9.91	(.90	)%††	$ 9,265		1.75	%†	1.75	%†	(.02 )%†	4.24	%†	(2.51	)%†	7	%††
2017	9.91	(.02	)(a)	.88	.86	—		—	—		10.77	8.68		44,228		1.75		1.75		(.21)	2.09		(.55)		75
Advisor Class
2016(d)	10.00	—	(a)	(.09)	(.09)	—		—	—		9.91	(.90	)††	24,539		1.42	†	1.42	†	.26 †	3.37	†	(1.69	)†	7	††
2017	9.91	.01	(a)	.89	.90	.00	(b)	—	.00	(b)	10.81	9.11		33,770		1.42		1.42		.10	1.76		(.24)		75
Institutional Class
2016(d)	10.00	.01	(a)	(.10)	(.09)	—		—	—		9.91	(.90	)††	99		1.31	†	1.31	†	.30 †	3.24	†	(1.63	)†	7	††
2017	9.91	.02	(a)	.89	.91	.00	(b)	—	.00	(b)	10.82	9.21		472		1.31		1.31		.23	1.74		(.20)		75
INTERNATIONAL FUND
Class A
2013	$11.68	$ .04		$ .81	$ .85	$ —		—	$ —		$12.53	7.28%		$215,873		1.71%		1.71%		.34%	N/A		N/A		31%
2014	12.53	.05	(a)	.50	.55	.02		—	.02		13.06	4.43		193,174		1.66		1.66		.39	N/A		N/A		34
2015	13.06	.05	(a)	(.41)	(.36)	.05		—	.05		12.65	(2.78)		194,991		1.64		1.64		.40	N/A		N/A		27
2016	12.65	.06	(a)	1.05	1.11	.05		—	.05		13.71	8.80		209,205		1.61		1.61		.45	N/A		N/A		28
2017	13.71	.02	(a)	2.02	2.04	.07		—	.07		15.68	15.00		238,770		1.58		1.58		.17	N/A		N/A		38
Class B
2013	11.25	(.11)		.84	.73	—		—	—		11.98	6.49		3,200		2.46		2.46		(.45)	N/A		N/A		31
2014	11.98	(.05	)(a)	.47	.42	—		—	—		12.40	3.51		2,893		2.49		2.49		(.42)	N/A		N/A		34
2015	12.40	(.06	)(a)	(.38)	(.44)	—		—	—		11.96	(3.55)		2,094		2.47		2.47		(.49)	N/A		N/A		27
2016	11.96	(.06	)(a)	1.00	.94	.03		—	.03		12.87	7.83		1,607		2.45		2.45		(.45)	N/A		N/A		28
2017	12.87	(.09	)(a)	1.90	1.81	.05		—	.05		14.63	14.12		1,465		2.40		2.40		(.68)	N/A		N/A		38
Advisor Class
2013(g)	12.79	.06		(.30)	(.24)	—		—	—		12.55	(1.88	)††	1		1.45	†	1.45	†	.97 †	5.30	%†	(2.88	)%†	31	††
2014	12.55	.14	(a)	.44	.58	—		—	—		13.13	4.62		35,249		1.27		1.27		.98	N/A		N/A		34
2015	13.13	.11	(a)	(.43)	(.32)	.05		—	.05		12.76	(2.45)		57,623		1.24		1.24		.83	N/A		N/A		27
2016	12.76	.11	(a)	1.06	1.17	.06		—	.06		13.87	9.22		81,525		1.23		1.24		.85	N/A		N/A		28
2017	13.87	.08	(a)	2.05	2.13	.08		—	.08		15.92	15.50		111,334		1.18		1.18		.59	N/A		N/A		38
Institutional Class
2013(g)	12.79	.08		(.31)	(.23)	—		—	—		12.56	(1.80	)††	1		1.19	†	1.19	†	1.23 †	4.84	†	(2.42	)†	31	††
2014	12.56	.12	(a)	.51	.63	—		—	—		13.19	5.02		2,357		1.17		1.17		.93	N/A		N/A		34
2015	13.19	.12	(a)	(.43)	(.31)	.10		—	.10		12.78	(2.33)		2,347		1.14		1.14		.89	N/A		N/A		27
2016	12.78	.13	(a)	1.07	1.20	.07		—	.07		13.91	9.39		2,695		1.12		1.12		.95	N/A		N/A		28
2017	13.91	.09	(a)	2.05	2.14	.09		—	.09		15.96	15.54		3,274		1.09		1.09		.65	N/A		N/A		38

370	371

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																				Ratio to Average Net
						Less Distributions								Ratio to Average						Assets Before Expenses
		Investment Operations				from								Net Assets**						Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment				Net		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Period		After Fee		Before Fee		Income				Investment		Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss	)	Expenses	***	Loss		Rate
LONG SHORT FUND
Class A
2017(c)	$10.00	$(.11	)(a)	$ .55	$ .44	—	—	—	$ 10.44	4.40	%††	$ 10,697		3.21	%†	3.21	%†	(1.77	)%†	3.99	%†	(2.55	)%†	89	%††
Advisor Class
2017(c)	$10.00	(.09	)(a)	.55	.46	—	—	—	10.46	4.60	††	40,038		2.87	†	2.87	†	(1.50	)†	3.52	†	(2.15	)†	89	††
Institutional Class
2017(c)	$10.00	(.11	)(a)	.58	.47	—	—	—	10.47	4.70	††	171		2.74	†	2.74	†	(1.41	)†	3.61	†	(2.28	)†	89	††
OPPORTUNITY FUND
Class A
2013	$29.37	$ .18		$9.64	$9.82	$.26	$ .80	$1.06	$38.13	34.47%		$726,942		1.28%		1.28%		.56%		N/A		N/A		40%
2014	38.13	.07	(a)	5.29	5.36	.16	2.43	2.59	40.90	14.20		805,113		1.20		1.20		.16		N/A		N/A		34
2015	40.90	.04	(a)	(.39)	(.35)	.06	2.70	2.76	37.79	(1.16)		818,955		1.20		1.20		.11		N/A		N/A		37
2016	37.79	.20	(a)	2.52	2.72	.04	3.18	3.22	37.29	7.39		880,274		1.22		1.22		.54		N/A		N/A		36
2017	37.29	.11	(a)	6.03	6.14	.22	1.35	1.57	41.86	16.99		1,002,618		1.20		1.20		.27		N/A		N/A		32
Class B
2013	25.15	(.12)		8.26	8.14	.22	.80	1.02	32.27	33.49		13,677		2.02		2.02		(.18)		N/A		N/A		40
2014	32.27	(.21	)(a)	4.47	4.26	—	2.43	2.43	34.10	13.32		12,145		1.99		1.99		(.63)		N/A		N/A		34
2015	34.10	(.23	)(a)	(.29)	(.52)	—	2.70	2.70	30.88	(1.94)		9,691		1.97		1.97		(.67)		N/A		N/A		37
2016	30.88	(.07	)(a)	2.05	1.98	—	3.18	3.18	29.68	6.58		8,606		1.99		1.99		(.22)		N/A		N/A		36
2017	29.68	(.16	)(a)	4.77	4.61	.18	1.35	1.53	32.76	16.12		7,557		1.96		1.96		(.49)		N/A		N/A		32
Advisor Class
2013(g)	33.13	.16		4.89	5.05	—	—	—	38.18	15.24	††	1.98			†	.98	†	.91	†	4.48	%†	(2.59	)%†	40	††
2014	38.18	.23	(a)	5.22	5.45	—	2.43	2.43	41.20	14.43		35,733.90				.90		.51		N/A		N/A		34
2015	41.20	.16	(a)	(.40)	(.24)	.08	2.70	2.78	38.18	(.87)		48,322.91				.91		.40		N/A		N/A		37
2016	38.18	.30	(a)	2.56	2.86	.07	3.18	3.25	37.79	7.69		73,477.93				.93		.83		N/A		N/A		36
2017	37.79	.24	(a)	6.12	6.36	.24	1.35	1.59	42.56	17.37		81,773.88				.88		.59		N/A		N/A		32
Institutional Class
2013(g)	33.13	.19		4.89	5.08	—	—	—	38.21	15.33	††	1.85			†	.85	†	1.06	†	4.17	†	(2.26	)†	40	††
2014	38.21	.24	(a)	5.30	5.54	.17	2.43	2.60	41.15	14.66		3,838.79				.79		.58		N/A		N/A		34
2015	41.15	.22	(a)	(.40)	(.18)	.20	2.70	2.90	38.07	(.74)		4,228.78				.78		.52		N/A		N/A		37
2016	38.07	.36	(a)	2.54	2.90	.08	3.18	3.26	37.71	7.84		4,975.79				.79		.98		N/A		N/A		36
2017	37.71	.27	(a)	6.12	6.39	.26	1.35	1.61	42.49	17.49		5,678.78				.78		.70		N/A		N/A		32

372	373

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A														R A T I O S / S U P P L E M E N T A L D A T A
																						Ratio to Average Net
						Less Distributions										Ratio to Average						Assets Before Expenses
		Investment Operations				from										Net Assets**						Waived or Assumed
	Net Asset	Net		Net Realized							Net Asset									Net				Net
	Value,	Investment		and Unrealized	Total from	Net		Net			Value,			Net Assets		Net Expenses		Net Expenses		Investment				Investment		Portfolio
	Beginning	Income		Gain (Loss) on	Investment	Investment		Realized	Total		End of	Total		End of Period		After Fee		Before Fee		Income				Income		Turnover
	of Period	(Loss	)	Investments	Operations	Income		Gain	Distributions		Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss	)	Expenses	***	(Loss	)	Rate
REAL ESTATE FUND
Class A
2015(f)	$10.00	$ .09	(a)	$(1.06)	$(.97)	$.07		$ —	$ .07		$ 8.96	(9.67	)%††	$ 11,410		1.45	%†	1.45	%†	1.99	%†	2.31	%†	1.13	%†	18	%††
2016	8.96	.24	(a)	1.11	1.35	.18		.02	.20		10.11	15.19		27,741		1.45		1.45		2.47		1.54		2.38		31
2017	10.11	.14	(a)	(.72)	(.58)	.13		.14	.27		9.26	(5.77)		40,935		1.45		1.45		1.58		1.45		1.58		17
Advisor Class
2015(f)	10.00	.11	(a)	(1.06)	(.95)	.07		—	.07		8.98	(9.45	)††	40,824		1.12	†	1.12	†	2.36	†	1.63	†	1.85	†	18	††
2016	8.98	.27	(a)	1.13	1.40	.21		.02	.23		10.15	15.66		55,218		1.12		1.12		2.75		1.21		2.66		31	†
2017	10.15	.18	(a)	(.74)	(.56)	.18		.14	.32		9.27	(5.54)		77,398		1.12		1.12		2.09		1.08		2.13		17
Institutional Class
2015(f)	10.00	.09	(a)	(1.04)	(.95)	.09		—	.09		8.96	(9.45	)††	963		1.00	†	1.00	†	2.08	†	2.18	†	.90	†	18	††
2016	8.96	.28	(a)	1.13	1.41	.21		.02	.23		10.14	15.89		634		1.00		1.00		2.87		1.06		2.81		31
2017	10.14	.22	(a)	(.77)	(.55)	.19		.14	.33		9.26	(5.45)		575		1.00		1.00		2.38		.94		2.44		17
SELECT GROWTH FUND
Class A
2013	$ 7.98	$ .02		$1.24	$1.26	$ —		$ —	$ —		$ 9.24	15.79%		$315,833		1.35%		1.35%		.25%		N/A		N/A		71%
2014	9.24	—	(a)	1.73	1.73	.00	(b)	—	.00	(b)	10.97	18.77		330,595		1.27		1.27		.03		N/A		N/A		33
2015	10.97	.02	(a)	.65	.67	.00	(b)	—	.00	(b)	11.64	6.12		352,651		1.25		1.25		.16		N/A		N/A		48
2016	11.64	.02	(a)	.73	.75	.02		1.13	1.15		11.24	6.50		373,279		1.27		1.27		.22		N/A		N/A		59
2017	11.24	—	(a)	2.38	2.38	.03		1.55	1.58		12.04	24.16		444,933		1.25		1.25		.00		N/A		N/A		58
Class B
2013	7.25	(.06)		1.15	1.09	—		—	—		8.34	15.03		5,308		2.10		2.10		(.48)		N/A		N/A		71
2014	8.34	(.07	)(a)	1.55	1.48	—		—	—		9.82	17.75		4,868		2.06		2.06		(.76)		N/A		N/A		33
2015	9.82	(.07	)(a)	.59	.52	—		—	—		10.34	5.30		4,101		2.03		2.03		(.63)		N/A		N/A		48
2016	10.34	(.06	)(a)	.65	.59	.00	(b)	1.13	1.13		9.80	5.71		3,393		2.03		2.03		(.56)		N/A		N/A		59
2017	9.80	(.07	)(a)	2.02	1.95	.02		1.55	1.57		10.18	23.13		3,163		2.01		2.01		(.75)		N/A		N/A		58
Advisor Class
2013(g)	8.46	.01		.79	.80	—		—	—		9.26	9.46	††	1		1.02	†	1.02	†	.25	†	4.63	%†	(3.36	)%†	71	††
2014	9.26	.06	(a)	1.69	1.75	—		—	—		11.01	18.90		31,902.83				.83		.51		N/A		N/A		33
2015	11.01	.07	(a)	.66	.73	.01		—	.01		11.73	6.61		46,793.84				.84		.57		N/A		N/A		48
2016	11.73	.07	(a)	.73	.80	.03		1.13	1.16		11.37	6.93		66,588.85				.86		.62		N/A		N/A		59
2017	11.37	.05	(a)	2.40	2.45	.04		1.55	1.59		12.23	24.61		81,203.84				.84		.40		N/A		N/A		58
Institutional Class
2013(g)	8.46	.02		.79	.81	—		—	—		9.27	9.57	††	1.89			†	.89	†	.39	†	4.32	†	(3.04	)†	71	††
2014	9.27	.05	(a)	1.74	1.79	—		—	—		11.06	19.31		3,057.83				.83		.48		N/A		N/A		33
2015	11.06	.07	(a)	.66	.73	.02		—	.02		11.77	6.56		3,608.82				.82		.59		N/A		N/A		48
2016	11.77	.07	(a)	.74	.81	.03		1.13	1.16		11.42	7.00		3,915.83				.83		.66		N/A		N/A		59
2017	11.42	.05	(a)	2.41	2.46	.04		1.55	1.59		12.29	24.61		4,950.82				.82		.43		N/A		N/A		58

374	375

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A												R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions								Ratio to Average					Assets Before Expenses
		Investment Operations				from								Net Assets**					Waived or Assumed
	Net Asset	Net		Net Realized					Net Asset									Net			Net
	Value,	Investment		and Unrealized	Total from	Net	Net		Value,			Net Assets		Net Expenses		Net Expenses		Investment			Investment	Portfolio
	Beginning	Income		Gain on	Investment	Investment	Realized	Total	End of	Total		End of Period		After Fee		Before Fee		Income			Income	Turnover
	of Period	(Loss	)	Investments	Operations	Income	Gain	Distributions	Period	Return	*	(in thousands	)	Credits		Credits	***	(Loss )	Expenses	***	(Loss )	Rate
SPECIAL SITUATIONS FUND
Class A
2013	$24.40	$ .11		$4.68	$4.79	$.12	$1.00	$1.12	$28.07	20.47%		$412,102		1.39%		1.39%		.42%	1.47%		.34%	110%
2014	28.07	.02	(a)	3.16	3.18	—	4.60	4.60	26.65	11.65		425,957		1.33		1.33		.06	1.38		.01	55
2015	26.65	.02	(a)	.07	.09	.04	1.43	1.47	25.27	.12		432,235		1.32		1.32		.07	1.33		.06	43
2016	25.27	.17	(a)	2.36	2.53	.02	1.44	1.46	26.34	10.35		472,720		1.33		1.34		.68	1.34		.68	39
2017	26.34	—	(a)	5.24	5.24	.16	.24	.40	31.18	20.06		549,780		1.31		1.31		(.01)	N/A		N/A	27
Class B
2013	20.67	(.10)		3.96	3.86	.08	1.00	1.08	23.45	19.62		4,932		2.13		2.13		(.29)	2.21		(.37)	110
2014	23.45	(.17	)(a)	2.62	2.45	—	4.60	4.60	21.30	10.71		4,441		2.16		2.16		(.77)	2.21		(.82)	55
2015	21.30	(.16	)(a)	.08	(.08)	—	1.43	1.43	19.79	(.67)		3,618		2.13		2.13		(.74)	2.14		(.75)	43
2016	19.79	(.02	)(a)	1.81	1.79	—	1.44	1.44	20.14	9.43		3,301		2.14		2.14		(.12)	2.15		(.13)	39
2017	20.14	(.19	)(a)	4.01	3.82	.13	.24	.37	23.59	19.13		3,081		2.10		2.10		(.80)	N/A		N/A	27
Advisor Class
2013(g)	25.71	.01		2.37	2.38	—	—	—	28.09	9.26	††	1		1.16	†	1.16	†	.08 †	4.82	†	(3.58)†	110	††
2014	28.09	.12	(a)	3.10	3.22	—	4.60	4.60	26.71	11.82		26,458		1.01		1.01		.39	1.06		.34	55
2015	26.71	.10	(a)	.08	.18	.08	1.43	1.51	25.38	.46		38,790		1.02		1.03		.37	1.04		.36	43
2016	25.38	.23	(a)	2.39	2.62	.04	1.44	1.48	26.52	10.67		59,159		1.03		1.03		.94	1.04		.93	39
2017	26.52	.08	(a)	5.29	5.37	.18	.24	.42	31.47	20.41		120,912.97				.97		.34	N/A		N/A	27
Institutional Class
2013(g)	25.71	.06		2.37	2.43	—	—	—	28.14	9.45	††	1.84			†	.84	†	.42 †	4.43	†	(3.17)†	110	††
2014	28.14	.14	(a)	3.16	3.30	—	4.60	4.60	26.84	12.10		5,750.89				.89		.51	.94		.46	55
2015	26.84	.14	(a)	.08	.22	.16	1.43	1.59	25.47	.60		5,905.88				.88		.51	.89		.50	43
2016	25.47	.28	(a)	2.39	2.67	.05	1.44	1.49	26.65	10.84		6,914.88				.89		1.11	.90		1.10	39
2017	26.65	.12	(a)	5.31	5.43	.18	.24	.42	31.66	20.56		8,712.87				.87		.42	N/A		N/A	27

376	377

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

		P E R S H A R E D A T A											R A T I O S / S U P P L E M E N T A L D A T A
																			Ratio to Average Net
						Less Distributions							Ratio to Average						Assets Before Expenses
		Investment Operations				from							Net Assets**						Waived or Assumed
	Net Asset			Net Realized					Net Asset
	Value,	Net		and Unrealized	Total from	Net	Net		Value,		Net Assets		Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Investment		Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period		After Fee		Before Fee		Investment				Investment		Turnover
	of Period	Income		Investments	Operations	Income	Gain	Distributions	Period	Return *	(in thousands	)	Credits		Credits	***	Income		Expenses	***	Loss		Rate
TOTAL RETURN FUND
Class A
2013	$16.81	$.27		$1.99	$2.26	$.34	$.24	$.58	$18.49	13.77%	$664,054		1.26%		1.26%		1.45%		N/A		N/A		32%
2014	18.49	.22	(a)	1.65	1.87	.31	.42	.73	19.63	10.18	767,354		1.19		1.19		1.14		N/A		N/A		44
2015	19.63	.21	(a)	(.68)	(.47)	.28	.67	.95	18.21	(2.65)	784,281		1.18		1.18		1.05		N/A		N/A		40
2016	18.21	.23	(a)	1.26	1.49	.27	.43	.70	19.00	8.36	845,726		1.19		1.19		1.27		N/A		N/A		63
2017	19.00	.23	(a)	1.27	1.50	.32	.30	.62	19.88	8.09	877,311		1.19		1.19		1.22		N/A		N/A		39
Class B
2013	16.53	.15		1.95	2.10	.22	.24	.46	18.17	12.98	10,207		2.01		2.01		.71		N/A		N/A		32
2014	18.17	.07	(a)	1.61	1.68	.16	.42	.58	19.27	9.29	10,016		1.97		1.97		.36		N/A		N/A		44
2015	19.27	.06	(a)	(.68)	(.62)	.06	.67	.73	17.92	(3.44)	8,270		1.96		1.96		.27		N/A		N/A		40
2016	17.92	.09	(a)	1.25	1.34	.13	.43	.56	18.70	7.61	7,774		1.96		1.96		.50		N/A		N/A		63
2017	18.70	.09	(a)	1.24	1.33	.17	.30	.47	19.56	7.23	6,939		1.93		1.93		.48		N/A		N/A		39
Advisor Class
2013(g)	17.62	.09		.95	1.04	.17	—	.17	18.49	5.89 ††	1		1.01	†	1.01	†	1.40	†	4.76	%†	(2.35	)%†	32	††
2014	18.49	.29	(a)	1.60	1.89	.32	.42	.74	19.64	10.34	2,106.78				.78		1.46		N/A		N/A		44
2015	19.64	.29	(a)	(.69)	(.40)	.31	.67	.98	18.26	(2.24)	976.78				.78		1.44		N/A		N/A		40
2016	18.26	.26	(a)	1.27	1.53	.32	.43	.75	19.04	8.55	1,213.82				.82		1.63		N/A		N/A		63
2017	19.04	.32	(a)	1.30	1.62	.38	.30	.68	19.98	8.69	996.80				.80		1.61		N/A		N/A		39
Institutional Class
2013(g)	17.62	.10		.95	1.05	.17	—	.17	18.50	5.98 ††	1.82			†	.82	†	1.48	†	4.35	†	(2.05	)†	32	††
2014	18.50	.30	(a)	1.63	1.93	.36	.42	.78	19.65	10.55	2,885.78				.78		1.55		N/A		N/A		44
2015	19.65	.29	(a)	(.70)	(.41)	.28	.67	.95	18.29	(2.28)	30,644.77				.77		1.47		N/A		N/A		40
2016	18.29	.31	(a)	1.28	1.59	.32	.43	.75	19.13	8.88	32,525.77				.77		1.68		N/A		N/A		63
2017	19.13	.32	(a)	1.27	1.59	.37	.30	.67	20.05	8.50	33,545.77				.77		1.65		N/A		N/A		39

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	Due to rounding, amount is less than .005 per share.
(c)	For the period December 1, 2016 (commencement of operations) to September 30, 2017.
(d)	For the period August 1, 2016 (commencement of operations) to September 30, 2016.
(e)	For the period April 1, 2016 (commencement of operations) to September 30, 2016.
(f)	For the period April 6, 2015 (commencement of operations) to September 30, 2015.
(g)	For the period April 1, 2013 (commencement of operations) to September 30, 2013.

378	See notes to financial statements	379

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund (each a series of First Investors Income Funds), and the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Equity Funds), as of September 30, 2017, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

380

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Strategic Income Fund, Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund, as of September 30, 2017, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 28, 2017

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FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013).

Mary J. Barneby (1952)	Trustee	Since 11/1/12	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

382

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Arthur M. Scutro, Jr. (1941)	Trustee and	Trustee since	50	None
c/o First Investors Funds,	Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	50	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008)

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

383

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES

Clark D. Wagner (1959)	President	May 2017	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President, Foresters Investment Management Company, Inc. (since May 2016); Chief Investment Officer, Foresters
Financial (since February 2016); Portfolio Manager and Co-Portfolio Manager of certain First Investors Funds and
FIMCO (since 1991); Director of Fixed Income, FIMCO (2001-2016).

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o Foresters Investment
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of Foresters Investment Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors Funds,
Legal Department
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Legal and Regulatory Officer of Foresters Investment Management Company, Inc. and various affiliated companies since May 2017; General Counsel of Foresters Investment Management Company, Inc. and various affiliated companies since May 2017; Assistant Counsel of Foresters Investment Management Company, Inc.
(2010-2012).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors Funds,	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of Foresters Investment Management Company, Inc.

384

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Muzinich & Co., Inc. and Brandywine Global Investment Management, LLC.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18, 2017 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 18, 2017, immediately prior to the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held

385

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

on May 18, 2017 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund and Strategic Income Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income and Floating Rate Fund; and (2) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund. The Fund For Income, Floating Rate Fund and International Opportunities Bond Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Muzinich and Brandywine and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter, “Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various

386

mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services (including a major initiative to process new business electronically). The Independent Trustees also considered a proposal at the May Meeting to increase the fees for transfer agency services provided by FIS to all classes of the funds except the Institutional Class and the resulting impact on overall expenses and profitability. In addition to evaluating, among other considerations, the written information provided

387

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich and Brandywine furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Muzinich and Brandywine and a comparison of those fee rates to the fee rates of Muzinich and Brandywine for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Muzinich and Brandywine; and (4) any “fall out” or ancillary benefits accruing to Muzinich and Brandywine as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Muzinich and Brandywine.

388

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts are compensated based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services.

389

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich and Brandywine to the applicable Sub-Advised Funds. The Board considered Muzinich’s and Brandywine’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Muzinich and Brandywine were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the total return of each Fund over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2017. The Board also reviewed the annual yield of each Fund for each of the past five calendar years (or shorter period as applicable). With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the

390

lowest performance or yield. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that: (i) the Balanced Income Fund fell within the second quintile for the 1-year period (the only period for which information was provided due to the short operating history of the Fund); (ii) the Floating Rate Fund fell within the fifth quintile for the 1-year period and 3-year period (the only periods for which information was provided due to the relatively short operating history of the Fund); (iii) the Fund For Income fell within the fifth quintile, fourth quintile and fourth quintile for the 1-year period, 3-year period and 5-year period, respectively; (iv) the Government Fund fell within the fifth quintile for each of the performance periods shown by Broadridge; (v) the Government Cash Management Fund fell within the fourth quintile for each of the performance periods shown by Broadridge; (vi) the International Opportunities Bond Fund fell within the third quintile and fourth quintile for the 1-year period and 3-year period, respectively (the only periods for which information was provided due to the relatively short operating history of the Fund); (vii) the Investment Grade Fund fell within the fourth quintile, fourth quintile and third quintile for the 1-year period, 3-year period and 5-year period, respectively; (viii) the Limited Duration High Quality Bond Fund fell within the fifth quintile for the 1-year period (the only period for which information was provided due to the short operating history of the Fund); and (ix) the Strategic Income Fund fell within the fourth quintile and fifth quintile for the 1-year period and 3-year period, respectively (the only periods for which information was provided due to the relatively short operating history of the Fund). The Board also considered that FIMCO changed the portfolio manager on the Government Fund at the end of 2012 and considered management’s special performance report and explanation for the various periods of underperformance of the Government Fund and Floating Rate Fund.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Balanced Income Fund fell within the top three quintiles for the past calendar year, which was the only period for which information was provided due to the short operating history of the Fund; (ii) the Floating Rate Fund fell outside of the top three quintiles for each of the past three calendar years, which was the only information available due to its relatively short operating history; (iii) the Fund For Income fell within one of the top three quintiles for two of the past five calendar years; (iv) the Government Fund fell within one of the top two quintiles for each of the past five calendar years; (v) the Government Cash Management Fund fell outside of the top three quintiles for each of the past five calendar years; (vi) the International Opportunities Bond Fund fell within the top three quintiles for each of the past four calendar years,

391

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

which was the only information available due to its relatively short operating history; (vii) the Investment Grade Fund fell within one of the top two quintiles for each of the past five calendar years; (viii) the Limited Duration High Quality Bond Fund fell within the top three quintiles for one of the past two calendar years, which was the only information available due to its short operating history; and (ix) the Strategic Income Fund fell within one of the top three quintiles for two of the past three calendar years, which was the only information available due to its relatively short operating history. Moreover, the Board considered the volatility versus total return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers. The Trustees also considered that, in the current market and interest-rate environment, comparative information regarding performance and fees of money market funds such as the Government Cash Management Fund is of relatively limited utility. Additionally, the Board considered FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Government Cash Management Fund until May 31, 2018; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund respectively until May 31, 2018. Moreover, at the Board’s request, FIMCO agreed to voluntarily waive

392

an additional 5 basis points of its management fee on the Government Fund until May 31, 2018. The Board also noted that it had previously approved the continuation of the contractual total expense caps on the Balanced Income Fund, Floating Rate Fund and Limited Duration High Quality Bond Fund until January 31, 2018. The Board also considered that, with respect to the Government Cash Management Fund, FIMCO was waiving all of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the historically low interest rate environment. In particular, the Board noted that: (i) the Balanced Income Fund’s and Government Cash Management Fund’s contractual management fee was in the fourth quintile and actual management fee was in the first quintile of their respective Peer Groups; (ii) the Floating Rate Fund’s and Strategic Income Fund’s contractual and actual management fees were in the first quintile of their respective Peer Groups; and (iii) the contractual and actual management fees for the Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund and Limited Duration High Quality Bond Fund were outside of the top three quintiles of their respective Peer Groups.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Strategic Income Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees for each Fund except the Floating Rate Fund, Government Cash Management Fund and Strategic Income Fund was not in the top three quintiles of their respective Peer Groups. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expenses ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Government Cash Management Fund shareholders at no additional cost; and (iv) Broadridge expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich and Brandywine with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Muzinich or Brandywine, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Muzinich or Brandywine a fee directly. The Board also considered arrangements pursuant to which Muzinich (but not its Sub-Advised Funds) pays a portion of its sub-advisory fee to a solicitor that introduced Muzinich to FIMCO. Muzinich and Brandywine provided, and the Board reviewed, information comparing the fees charged by Muzinich and Brandywine for services to the respective Sub-Advised Funds versus the fee rates of Muzinich and Brandywine for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Muzinich and Brandywine, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Muzinich and Brandywine charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2016, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that

394

FIMCO operates the Balanced Income Fund, Government Cash Management Fund and Strategic Income Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Muzinich and Brandywine.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Government Cash Management Fund, includes breakpoints to account for management economies of scale as each Fund’s assets increase. With respect to the Strategic Income Fund and Government Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Muzinich and Brandywine as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine (but not Muzinich) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by FIS (including the proposed increase in transfer agency fees) and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

395

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Smith Group Asset Management, LP, Vontobel Asset Management, Inc. and Ziegler Capital Management, LLC

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, compliance monitoring, and the services and support provided to each fund and its shareholders. In addition, the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18, 2017 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 18, 2017, immediately prior to the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part

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of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 18, 2017 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, International Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund; and (4) Ziegler Capital Management, LLC (“Ziegler”) with respect to the Covered Call Strategy Fund. The Global Fund, Select Growth Fund, International Fund and Covered Call Strategy Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, WMC, Smith Group, Vontobel and Ziegler and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter, “Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels and increasing the size of the sales force); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services (including a major initiative to process new business electronically). The Independent Trustees also considered a proposal at the May Meeting to increase the

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fees for transfer agency services provided by FIS to all classes of the funds except the Institutional Class and the resulting impact on overall expenses and profitability. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Smith Group, Vontobel and Ziegler furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Smith Group, Vontobel and Ziegler to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Smith Group, Vontobel and Ziegler and a comparison of those fee rates to the fee rates of WMC, Smith Group, Vontobel and Ziegler for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by WMC, Smith Group, Vontobel and Ziegler; and (4) any “fall out” or ancillary benefits accruing to WMC, Smith Group, Vontobel and Ziegler as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information request in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for

399

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with WMC, Smith Group, Vontobel and Ziegler.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board also noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts

400

are compensated based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Smith Group, Vontobel and Ziegler to the applicable Sub-Advised Funds. The Board considered WMC’s, Smith Group’s, Vontobel’s and Ziegler’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Smith Group, Vontobel and Ziegler were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the performance of each Fund over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2017. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Covered Call Strategy Fund (which did not have a full year of performance yet) fell within one of the top three quintiles for at least one of the performance periods provided by Broadridge. In particular, the Board noted that: (i) the Equity Income Fund, Global Fund, Select Growth Fund and Total Return Fund fell within the top three quintiles for the 1-year period, 3-year period and 5-year period; (ii) the Growth & Income Fund and Real Estate Fund fell within the top three quintiles for the 1-year period; (iii) the International Fund fell within the first quintile for the 3-year period; (iv) the Special Situations Fund fell within one of the top three quintiles for the 3-year period; and (v) the Opportunity Fund fell within one of the top three quintiles for the 5-year period. The Board also considered management’s special performance report and explanation for the various periods of underperformance of the Opportunity Fund. With respect to the Covered Call Strategy Fund, the Board noted that the Fund was relatively new with less than one calendar year of performance history and, as a result, Broadridge did not provide any comparative performance information for the various time periods. The Board also considered the volatility versus total return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management

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fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee cap for the Special Situations Fund and Global Fund until May 31, 2018 and the contractual total expense cap for the Covered Call Strategy Fund until January 31, 2018 (which was previously approved by the Board). In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the International Fund, Total Return Fund, Equity Income Fund and Global Fund were in the top three quintiles of their respective Peer Groups; (ii) the Equity Income Fund’s and Global Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile of their respective Peer Groups; and (iii) the International Fund’s and Total Return Fund’s contractual and actual management fees were in the fifth quintile of their respective Peer Group.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Covered Call Strategy Fund, Growth & Income Fund, Opportunity Fund, Real Estate Fund and Special Situations Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Equity Income Fund, Global Fund and International Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Broadridge expense comparisons do not take into account the size of a fund complex, and as a result, in

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Smith Group, Vontobel and Ziegler with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Smith Group, Vontobel or Ziegler, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Smith Group, Vontobel or Ziegler a fee directly. The Board also considered an arrangement pursuant to which Smith Group and Vontobel (but not the Sub-Advised Funds) each pays a portion of its sub-advisory fee to a solicitor that introduced each such subadviser to FIMCO. WMC, Smith Group, Vontobel and Ziegler provided, and the Board reviewed, information comparing the fees charged by WMC, Smith Group, Vontobel and Ziegler for services to the respective Sub-Advised Funds versus the fee rates of WMC, Smith Group, Vontobel and Ziegler for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Smith Group, Vontobel and Ziegler, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Smith Group, Vontobel and Ziegler charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2016, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of, and lower overall than

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any of, such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by WMC, Smith Group, Vontobel and Ziegler.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Smith Group, Vontobel and Ziegler as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and each sub-adviser (except Ziegler) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by FIS (including the proposed increase in transfer agency fees) and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

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Shareholder Information

Investment Adviser	Subadviser
Foresters Investment Management	(Long Short Fund)
Company, Inc.	Lazard Asset Management, LLC
40 Wall Street	30 Rockefeller Plaza
New York, NY 10005	New York, NY 10112

Subadviser	Subadviser
(Covered Call Strategy Fund)	(Select Growth Fund)
Ziegler Capital Management, LLC	Smith Asset Management Group, L.P.
70 W. Madison Street	100 Crescent Court
Chicago, IL 60602	Dallas, TX 75201

Subadviser	Underwriter
(Floating Rate Fund and Fund For Income)	Foresters Financial Services, Inc.
Muzinich & Co., Inc.	40 Wall Street
450 Park Avenue	New York, NY 10005
New York, NY 10022
Custodian
Subadviser	The Bank of New York Mellon
(Global Fund and Hedged U.S. Equity	225 Liberty Street
Opportunity Fund)	New York, NY 10286
Wellington Management Company,
LLP	Transfer Agent
280 Congress Street	Foresters Investor Services, Inc.
Boston, MA 02210	Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620
Subadviser
(International Fund)	Independent Registered Public
Vontobel Asset Management, Inc.	Accounting Firm
1540 Broadway	Tait, Weller & Baker LLP
New York, NY 10036	1818 Market Street
Philadelphia, PA 19103
Subadviser
(International Opportunities Bond Fund)	Legal Counsel
Brandywine Global Investment	K&L Gates LLP
Management, LLC	1601 K Street, N.W.
2929 Arch Street	Washington, D.C. 20006
Philadelphia, PA 19104

406

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

407

NOTES

408

NOTES

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Foresters Financial

Foresters Financial
40 Wall Street
New York, NY 10005

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IEAR917

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On June 1, 2017, revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended September 30, 2017, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2017	2016
	----	----
(a) Audit Fees
First Investors Equity Funds	$326,900	$298,400

(b) Audit-Related Fees
First Investors Equity Funds	$0	$0

(c) Tax Fees
First Investors Equity Funds	$61,200	$55,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Equity Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2017 and 2016 were $183,750 and $177,650 respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds

By	/s/ Clark D. Wagner
Clark D. Wagner
President and Principal Executive Officer

Date:	November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/ s/ Clark D. Wagner
Clark D. Wagner
President and Principal Executive Officer

By	/s/ Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 28, 2017